Exhibit 3.1

                     ARTICLES OF INCORPORATION

                                 OF

                      TELEPHONE SYSTEMS, INC.


  To the Secretary of State
      of the State of Iowa:


            I, the undersigned, acting as incorporator of a corporation under the Iowa Business Corporation Act under Chapter 496A of the 1962 Code of Iowa adopt the following
  Articles of Incorporation for such corporation:


                             ARTICLE I
                            -----------


            The  name of  the corporation  is  Telephone Systems, Inc.


                             ARTICLE II
                           --------------


            The period of its duration is perpetual.


                            ARTICLE III
                           --------------


            The corporation shall have unlimited power to engage in, and to do any lawful act concerning, any and all lawful business for which corporations may be organized under the Iowa Business Corporation Act above mentioned.


                             ARTICLE IV
                          ----------------


            Paragraph 1: The aggregate number of shares which the corporation is authorized to issue is 7,000,000 shares, consisting of two classes. The designation of each class, the number of shares of each class, the par value, if any, of the shares of each class, or a statement that the shares of any class are without par value, are as follows:

  Class       Series       No. of Shares       Par Value
  ------      ------       --------------      -----------

  Common      None             5,000,000       $1.00 per share

  Preferred   See Paragraph 2   2,000,000      Without par value

            Paragraph 2:   The    preferences,    qualifications,
  limitations, restrictions, and the special or relative rights of the Common and Preferred Shares are:

            I.    Issue of Preferred Shares in Series.
   Authority is hereby vested in the board of directors to divide any of all of the Preferred Shares into series and to fix and determine as to each series so established:

            (i)   The rate of dividend;

           (ii) The price at and terms and conditions on which shares may be redeemed;

          (iii) The amount payable upon shares in event of involuntary liquidation;

           (iv) The amount payable upon shares in event of voluntary liquidation;

            (v)   Sinking    fund   provisions    for    the
       redemption or purchase of shares;

           (vi) The terms and conditions on which shares may be converted, if the shares of any series are issued with the privilege of conversion;

            II.   Dividends.   The holders of Preferred Shares of
  each series shall be entitled to receive, when and as declared by the board of directors, dividends at the rate fixed for such series, and no more, payable in quarterly installments on the first days of March, June, September, and December in each year. Dividends on Preferred Shares shall be cumulative from and after the respective dates of issuance. No dividends shall be declared on the shares of any series of Preferred Shares for any dividend period unless the full dividend for all prior dividend periods shall have been declared or shall be declared at the same time upon all Preferred Shares outstanding during such prior dividend periods. No dividends shall be declared on the shares of any series of Preferred Shares unless a dividend for the same period shall be declared at the same time upon all Preferred Shares outstanding during said period in like proportion to the dividend rate upon such shares. No dividends shall be declared or paid on the Common Shares unless full dividends on the Preferred Shares for all past dividend periods, and for the current dividend period, shall have been declared and the corporation shall have paid such dividends or shall have set apart a sum sufficient for the payment thereof.

            III. Certain Provisions Relating to Liquidation. In the event of any dissolution, liquidation or winding up of the corporation, whether voluntary or involuntary, the holders of the then outstanding Preferred Shares shall be entitled to receive the fixed amount payable in such event plus a sum equal to the amount of all accumulated and unpaid dividends thereon at the dividend rate fixed for such shares; after such payment to the holders of Preferred Shares the remaining assets and funds of the corporation shall be distributed pro rata among the holders of
  the   Common   Shares.        A   consolidation,   merger,   or
  reorganization of the corporation with any other corporation or corporations, or a sale of all or substantially all of the assets of the corporation, shall not be considered a dissolution, liquidation, or winding up of the corporation within the meaning of these provisions.

            IV. Preemptive Rights. No holder of shares of any class of the corporation shall have any preemptive right to subscribe for or acquire addition shares of the corporation of the same or any other class, whether such shares be hereby or hereafter authorized; and no holder of shares of any class of the corporation shall have any preemptive right to acquire any shares which may be held in the treasury of the corporation; all such additional or treasury shares may be sold for such consideration at such time, and to such person or persons as the board of directors may from time to time determine.


                             ARTICLE V
                            -----------


            The address of the initial registered office of the corporation is 112 West Second Street, Ottumwa, Iowa, and the name of its initial registered agent at such address is Richard C. Bauerle.


                             ARTICLE VI
                           -------------


            At the first annual meeting of shareholders the directors shall be divided into three classes, each class to be as nearly equal in number as possible. The term of office of directors of the first class shall expire at the first annual meeting of shareholders thereafter; that of the second class shall expire at the second annual meeting of shareholders thereafter; and that of the third class shall expire at the third annual meeting of shareholders thereafter. At each annual meeting after such classification, the number of directors equal to the number of the class whose term expired at the time of such meeting shall be elected to hold office until the third succeeding annual meeting of shareholders.

            The number of directors constituting the initial board of directors and the names and addresses of the persons who are to serve as directors until the first annual meeting of shareholders or until their successors are elected and shall qualify, are:

      Name                  Address
      ----                  ----------

      LeRoy T. Carlson       79 West Monroe Street, Chicago, IL
      LeRoy T. Carlson, Jr.  2 Milbourn Park, Evanston, IL
      W. McNeil Kennedy      69 W. Washington Street, Chicago, IL
      Mel E. Putnam          4506 Regent Street, Madison, WI
      William G. Vance       70 West Monroe Street, Chicago, IL
      Lester O. Johnson      7 South Dearborn Street, Chicago, IL


                            ARTICLE VII
                           -------------


            The name and address of the incorporator is:

      Name                  Address
      -----                 -------

      Herbert S. Wander      69 W. Washington Street, Chicago, IL


  Dated:    March 14, 1968



                             /s/ Herbert S. Wander
                            --------------------------------
                            Herbert S. Wander - Incorporator


  STATE OF ILLINOIS   )
                      )     SS
  COUNTY OF COOK      )

            On this 14th day of March, A.D. 1968, before me personally appeared Herbert S. Wander to me known to be the person named in and who executed the foregoing Articles of Incorporation, and acknowledged that he executed the same as his voluntary act and deed.



                             /s/ Helen M. Sheehan
                            -------------------------------------
                            Notary Public  in and  for said  Court
                            and State


  [Seal]

                       ARTICLES OF AMENDMENT
                               TO THE
                     ARTICLES OF INCORPORATION
                                 OF
                      TELEPHONE SYSTEMS, INC.


  To the Secretary of State
      of the State of Iowa:


            Pursuant to the provision of Section 58 of the Iowa Business Corporation Act, Telephone Systems, Inc., a corporation organized and existing under and by virtue of the Iowa Business Corporation Act, does hereby adopt the following Articles of Amendment to its Articles of Incorporation:

            1.    The  name   of  the  corporation  is  Telephone
  Systems, Inc., and the effective date of its incorporation was March 18, 1968.

            2. The shareholders of the corporation by unanimous written consent obtained on March 16, 1970, pursuant to a resolution of the Board of Directors of the corporation proposing the following Amendment and directing that it be submitted to the shareholders for approval, adopted by the following Amendment to the Articles of Incorporation of the corporation:

            RESOLVED, that the Articles of Incorporation of this corporation be amended by changing Article I thereof so that, as amended, Article I shall be and read as follows:

            "The name  of the corporation  is Telephone and  Data
            Systems, Inc."

            3.    The   date  of   adoption   of  the   foregoing
  Amendment by the shareholders was, as aforesaid, March 16, 1970.

            4.    The   number  of  shares   of  the  corporation
  outstanding at the time of such adoption was 1,987,119; and the number of shares entitled to vote thereon was 1,987,119.

            5. The number of shares voted for said Amendment was 1,987,119; and the number of shares voted against said
  Amendment was none.

            IN WITNESS WHEREOF, the undersigned corporation has caused these Articles of Amendment to be executed in its name by its President, and its corporate seal to be hereto affixed, attested by its Secretary, this 16th day of March, 1970.

                            TELEPHONE SYSTEMS, INC.



                            By:  /s/ LeRoy T. Carlson
                                ------------------------
                                Its President


  ATTEST:


   /s/ Herbert S. Wander
  -----------------------
  Its Secretary



  STATE OF ILLINOIS   )
                      )     SS
  COUNTY OF COOK      )


            I, Robert C. Bonges, a Notary Public, do hereby certify that on the 16th day of March, 1970, LeRoy T. Carlson personally appeared before me and, being first duly sworn by me, acknowledged that he signed the foregoing document in the capacity therein set forth and declared that the statements therein contained are true.

            IN WITNESS WHEREOF, I have hereunto set my hand and seal the day and year before written.



                              /s/ Robert C. Bonges
                             -----------------------------------
                                    Notary Public

              STATEMENT OF CHANGE OF REGISTERED OFFICE
                                 OF
                  TELEPHONE AND DATA SYSTEMS, INC.



  To the Secretary of State
      of the State of Iowa:


            Pursuant to the provisions of the Iowa Business Corporation Act, the undersigned corporation, organized under the laws of the State of Iowa, submits the following statement for the purpose of changing its registered office in the State of Iowa:

            I. The name of the corporation is Telephone and Data Systems, Inc.

            II. The address of its present registered office is 112 West Second Street, Ottumwa, Iowa 52501.

            III. The address by which its registered office is to be changed is 111 West Second Street, Ottumwa, Iowa 52501.

            IV.   The   name  of  its  registered  agent  is  not
  changed and is Richard C. Bauerle.

            V.    The  address  of  its  registered  office   and
  address of the business office of its registered agent, as changed, will be identical.

            VI. Such change was authorized by resolution duly adopted by its board of directors.

  Dated:    June 30, 1975.


                            By:   /s/ LeRoy T. Carlson
                                --------------------------------
                                   President

  STATE OF ILLINOIS   )
                      )     SS
  COOK COUNTY         )

            I, LeRoy T. Carlson, being first duly sworn on oath, depose and state that I am the President of Telephone and Data Systems, Inc. and that I executed the foregoing instrument as President of the corporation, and that the statements contained therein are true.

                               /s/ LeRoy T. Carlson
                             ------------------------------------

            Subscribed and sworn to before me this 2nd day of July, 1975.

                             -----------------------------------
                             Notary  Public  in   and  for   Cook
                             County, Illinois

                       ARTICLES OF AMENDMENT
                                 OF
                     ARTICLES OF INCORPORATION
                                 OF
                  TELEPHONE AND DATA SYSTEMS, INC.
                 ----------------------------------


  To the Secretary of State
  State of Iowa


            Pursuant to the  provisions of Section 58 of the Iowa
  Business Corporation Act, the domestic corporation hereinafter named does hereby adopt the following Articles of Amendment of its Articles of Incorporation:

            1.    The  corporation's  original name  is Telephone
  Systems, Inc.

            2. The corporation is subject to the provisions of the Iowa Business Corporation Act.

            3. The effective date of incorporation of the corporation is March 18, 1968.

            4.    Section  I of Paragraph 2 of  Article IV of the
  Articles of Incorporation of the corporation is hereby amended so as henceforth to read as follows:

            "I.   Issue   of   Preferred   Shares    in   Series.
  Authority is hereby vested in the board of directors to divide any or all of the Preferred Shares into series and to fix and determine as to each series so established:

            "(i)  The rate of dividend;

          "(ii)   The price  at and the  terms and conditions
      on which shares may be redeemed;

         "(iii)   The amount payable upon shares in  event of
      involuntary liquidation;

          "(iv)   The amount payable upon shares  in event of
      voluntary liquidation;

            "(v) Sinking fund provisions for the redemption or purchase of shares;

          "(vi)   The terms  and conditions  on which  shares
      may be converted, if the shares of any series are issued with the privilege of conversion;

         "(vii)   Voting rights, if any."

            5. The aforesaid amendment was adopted by the shareholders entitled to vote thereon on May 21, 1979.

            6. The number of shares which were outstanding and entitled to vote on the aforesaid amendment is 2,994,354, consisting of 2,924,121 Common Shares, par value $1.00 per share, and 70,233 Preferred Shares, without par value, which Preferred Shares were entitled to vote on the aforesaid amendment as a class.

            7. The number of such outstanding shares that were voted for the adoption of the aforesaid amendment is 2,582,100, and the number of said shares that were voted against the same is 939, and the number of such outstanding Preferred Shares that were voted for the adoption of the aforesaid amendment is 47,405, and no such Preferred Shares were voted against the same.

            8. The date on which the aforesaid amendment shall become effective is the date on which the Iowa Secretary of State issues a Certificate of Amendment to the corporation.

  Executed on May 23, 1979.

                            TELEPHONE AND DATA SYSTEMS, INC.



                            By:  /s/ LeRoy T. Carlson
                                ---------------------------
                                Its President



                              /s/ Michael G. Hron
                             ------------------------------
                             Its Secretary

  STATE OF ILLINOIS   )
                      )  SS.
  COUNTY OF COOK      )


            On this  23rd day  of May,  A.D. 1979,  before me,  a
  Notary Public in and for the State and County aforesaid, personally appeared Michael G. Hron, to me personally known, who, being by me duly sworn, did say that he is the Secretary of Telephone and Data Systems, Inc., the corporation which executed the foregoing instrument; that he signed said instrument upon behalf of said corporation; and that he acknowledged said instrument to be the voluntary act and deed of said corporation by it voluntarily executed and his signing to be his voluntary act and deed by him voluntarily signed.

            IN WITNESS WHEREOF, I have placed my hand and seal on the date aforesaid.

                              /s/  Phyllis M. McKnight
                             ------------------------------------
                                Notary Public


                            Commission expires: August 15, 1980
                                               -----------------

  [Notarial Seal]

                       ARTICLES OF AMENDMENT
                                 OF
                     ARTICLES OF INCORPORATION
                                 OF
                  TELEPHONE AND DATA SYSTEMS, INC.
                 ---------------------------------


  To the Secretary of State
  State of Iowa


            Pursuant to the  provisions of Section 58 of the Iowa
  Business Corporation Act, the domestic corporation hereinafter named does hereby adopt the following Articles of Amendment of its Articles of Incorporation:

            1.    The  corporation's  original name  is Telephone
  Systems, Inc.

            2. The corporation is subject to the provisions of the Iowa Business Corporation Act.

            3. The effective date of incorporation of the corporation is March 18, 1968.

            4. Article IV of the Articles of Incorporation of the Corporation is hereby amended so as henceforth to read as set forth on Exhibit A attached hereto and made a part hereof.

            5. The aforesaid amendment was adopted by the shareholders entitled to vote thereon on August 30, 1979.

            6. The number of shares which were outstanding and entitled to vote on the aforesaid amendment is 3,001,854, consisting of 2,932,621 Common Shares, par value $1.00 per share, and 69,233 Preferred Shares, without par value, which Common Shares and Preferred Shares were each entitled to vote on the aforesaid amendment as a class.

            7. The number of such outstanding shares that were voted for the adoption of the aforesaid amendment is 2,715,270, and the number of said shares that were voted against the same is 14,771; the number of such outstanding Common Shares that were voted for adoption of the aforesaid amendment is 2,669,458, and the number of such Common Shares that were voted against the same is 14,771; and the number of such outstanding Preferred Shares that were voted for the adoption of the aforesaid amendment is 45,812, and the number of such Preferred Shares were voted against the same is 0.

            8. The date on which the aforesaid amendment shall become effective is the date on which the Iowa Secretary of State issues a Certificate of Amendment to the corporation.

  Executed on August 30, 1979.


                            TELEPHONE AND DATA SYSTEMS, INC.


                            By:   /s/ LeRoy T. Carlson
                                ---------------------------
                                Its President


                              /s/ Michael G. Hron
                             ------------------------------
                             Its Secretary

  STATE OF ILLINOIS   )
                      )  SS.
  COUNTY OF COOK      )


            On this 30th day of  August, A.D. 1979, before  me, a
  Notary Public in and for the State and County aforesaid, personally appeared Michael G. Hron, to me personally known, who, being by me duly sworn, did say that he is the Secretary of Telephone and Data Systems, Inc., the corporation which executed the foregoing instrument; that he signed said instrument upon behalf of said corporation; and that he acknowledged said instrument to be the voluntary act and deed of said corporation by it voluntarily executed and his signing to be his voluntary act and deed by him voluntarily signed.

            IN WITNESS WHEREOF, I have placed my hand and seal on the date aforesaid.


                              /s/ Robert C. Bonges
                             ---------------------------------
                                Notary Public

                            Commission expires:    9/4/81
                                               ---------------

  [NOTARY SEAL]

                             EXHIBIT A

                             ARTICLE IV
                            -----------


            Paragraph 1:    The  aggregate number  of shares which
  the corporation is authorized to issue is 29,000,000 shares, consisting of three classes. The designation of each class, the number of shares of each class, the par value, if any, of the shares of each class, or a statement that the shares of any class are without par value, are as follows:

      Class       Series       No. of Shares   Par Value
      ------      -------    ---------------   -----------

      Common       None          25,000,000     $1.00 per share

      Series A
        Common     None           2,000,000     $1.00 per share

      Preferred    See
                   Paragraph 2    2,000,000     Without par value


            Paragraph 2:    The    preferences,    qualifications,
  limitations, restrictions, and the special or relative rights of the Common, Series A Common, and Preferred Shares are:

            I.    Issue of Preferred Shares in Series.
                  -------------------------------------
   Authority is hereby vested in the board of directors to divide any or all of the Preferred Shares into series and to fix and determine as to each series so established:

            (i)   The rate of dividend;

          (ii) The price at and terms and conditions on which shares may be redeemed;

         (iii) The amount payable upon shares in event of involuntary liquidation;

          (iv) The amount payable upon shares in event of voluntary liquidation;

            (v) Sinking fund provisions for the redemption or purchase of shares;

          (vi) The terms and conditions on which shares may be converted, if the shares of any series are issued with the privilege of conversion;

         (vii)    Voting rights, if any.

            II. Dividends. The holders of Preferred Shares of each series shall be entitled to receive, when and as declared by the board of directors, dividends at the rate fixed for such series, and no more, payable in quarterly installments on the first days of March, June, September, and December in each year. Dividends on Preferred Shares shall be cumulative from and after the respective dates of issuance. No dividends shall be declared on the shares of any series of Preferred Shares for any dividend period unless the full dividend for all prior dividend periods shall have been declared or shall be declared at the same time upon all Preferred Shares outstanding during such prior dividend periods. No dividends shall be declared on the shares of any series of Preferred Shares unless a dividend for the same period shall be declared at the same time upon all Preferred Shares outstanding during said period in like proportion to the dividend rate upon such shares. No dividends shall be paid on the Common Shares unless full dividends on the Preferred Shares for all past dividend periods, and for the current dividend period, shall have been declared and the corporation shall have paid such dividends or shall have set apart a sum sufficient for the payment thereof. No dividends shall be declared or paid on the Series A Common Shares unless the same, or greater, dividends, on a per share basis, are declared and paid at the same time on the Common Shares; provided, however, that if at any time a dividend is to be paid in either Common Shares or Series A Common Shares on either Common Shares or Series A Common Shares, such dividend may only be paid as follows:

            (i) Common Shares may be paid to holders of Common Shares and proportionately to holders of Series
      A Common Shares;

          (ii)    Series  A  Common  Shares  may  be paid  to
      holders  of   Common  Shares   and  proportionately  to
      holders of Series A Common Shares; and

         (iii) Common Shares may be paid to holders of Common Shares and Series A Common Shares may be paid proportionately to holders of Series A Common Shares.

            III. Certain Provisions Relating to Liquidation. In the event of any dissolution, liquidation or winding up of the corporation, whether voluntary or involuntary, the holders of the then outstanding Preferred Shares shall be entitled to receive the fixed amount payable in such event plus a sum equal to the amount of all accumulated and unpaid dividends thereon at the dividend rate fixed for such shares; after such payment to the holders of Preferred Shares the remaining assets and funds of the corporation shall be distributed pro rata among the holders of the Common Shares and the Series A Common Shares. A consolidation, merger, or reorganization of the corporation with any other corporation or corporations, or a sale of all or substantially all of the assets of the corporation, shall not be considered a dissolution, liquidation, or winding up of the corporation within the meaning of these provisions.

            IV. Preemptive Rights. No holder of shares of any class of the corporation shall have any preemptive right to subscribe for or acquire additional shares of the corporation of the same or any other class, whether such shares be hereby or hereafter authorized; and no holder of shares of any class of the corporation shall have any preemptive right to acquire any shares which may be held in the treasury of the corporation; all such additional or treasury shares may be sold for such consideration at such time, and to such person or persons as the board of directors may from time to time determine.

            V. Voting. With respect to the election of directors, the holders of Common Shares and Preferred Shares entitled to vote thereon, voting as a class, shall be entitled to elect one director at the annual meeting of shareholders in 1980; one director at the annual meeting of shareholders in 1981; and, at each annual meeting after 1981, that number of directors which (together with all directors whose term does not expire at the time of such meeting and who were previously elected by such holders) constitutes 20% of the total number of directors of the corporation (rounded to the nearest whole number), and for this purpose, the total number of directors of the corporation shall be determined without regard to any directors(s) whom the holders of one or more series of Preferred Shares, voting as a class, have elected or have the right to elect. The holders of Series A Common Shares, voting as a class, shall be entitled to elect the remaining directors, subject to the rights of the holders of one or more series of Preferred Shares, voting as a class, to elect one or more directors.

            With respect to all matters other than the election of directors, the holders of Common Shares shall be entitled to one vote for each share of such stock standing in the name of the holder on the books of the corporation, the holders of Series A Common Shares shall be entitled to 250 votes for each share of such stock standing in the name of the holder on the books of the corporation, and the holders of Preferred Shares shall have the voting rights fixed and determined by the board of directors at the time the series of Preferred Shares held by such holders was established.

                       ARTICLES OF AMENDMENT
                                 OF
                     ARTICLES OF INCORPORATION
                                 OF
                  TELEPHONE AND DATA SYSTEMS, INC.
                 ---------------------------------


  To the Secretary of State
  State of Iowa


            Pursuant to the  provisions of Section 58 of the Iowa
  Business Corporation Act, the domestic corporation hereinafter named does hereby adopt the following Articles of Amendment of its Articles of Incorporation:

            1.    The  corporation's  original name  is Telephone
  Systems, Inc.

            2. The corporation is subject to the provisions of the Iowa Business Corporation Act.

            3. The effective date of incorporation of the Corporation is March 18, 1968.

            4.    Article  IV   of the  Articles of Incorporation
  of the Corporation is hereby amended so as henceforth to read as set forth on Exhibit A attached hereto and made a part hereof.

            5. The aforesaid amendment was adopted by the shareholders entitled to vote thereon on December 5, 1981.

            6. The number of shares which were outstanding and entitled to vote on the aforesaid amendment is 3,372,390, consisting of 2,625,454 Common Shares, par value $1.00 per share, 603,673 Series A Common Shares, par value $1.00 per share, and 143,263 Preferred Shares, without par value, which Common Shares, Series A Common Shares and Preferred Shares were each entitled to vote on the aforesaid amendment as a class.

            7. The number of votes cast for the adoption of the aforesaid amendment is 146,409,462, and the number of votes cast against the same is 74,206; the number of such outstanding Common Shares that were voted for adoption of the aforesaid amendment is 2,263,951, and the number of such Common Shares that were voted against the same is 1,206; the number of Series A Common Shares, having 250 votes per share, that were voted for the adoption of the aforesaid amendment is 576,145, and the number of such Series A Common Shares that were voted against the same is 292; and the number of such outstanding Preferred Shares that were voted for the adoption of the aforesaid amendment is 109,261, and the number of such Preferred Shares that were voted against the same is 0.

            8. The date on which the aforesaid amendment shall become effective is the date on which the Iowa Secretary of State issues a Certificate of Amendment to the corporation.

  Executed on December 5, 1981.

                            TELEPHONE AND DATA SYSTEMS, INC.



                            By:   /s/ LeRoy T. Carlson
                                -----------------------------
                                Its Chairman



                                 /s/ Michael G. Hron
                                -----------------------------
                                Its Secretary

  STATE OF ILLINOIS   )
                      )  SS.
  COUNTY OF COOK      )


            On this 5th  day of December, A.D. 1981, before me, a
  Notary Public in and for the State and County aforesaid, personally appeared Michael G. Hron, to me personally known, who, being by me duly sworn, did say that he is the Secretary of Telephone and Data Systems, Inc., the corporation which executed the foregoing instrument; that he signed said instrument upon behalf of said corporation; and that he acknowledged said instrument to be the voluntary act and deed of said corporation by it voluntarily executed and his signing to be his voluntary act and deed by him voluntarily signed.

            IN WITNESS WHEREOF, I have placed my hand and seal on the date aforesaid.



                              /s/ Clote Smith
                             ------------------------------
                                Notary Public


                            Commission expires:     9/2/85
                                               ---------------

                             EXHIBIT A

                             ARTICLE IV
                           --------------


            Paragraph 1:    The  aggregate number  of shares which
  the corporation is authorized to issue is 77,000,000 shares, consisting of three classes. The designation of each class, the number of shares of each class, the par value, if any, of the shares of each class, or a statement that the shares of any class are without par value, are as follows:

      Class       Series       No. of Shares   Par Value
      --------    ---------    --------------  -----------

      Common      None          50,000,000     $1.00 per share

      Series A
      Common      None          25,000,000     $1.00 per share

      Preferred   See
                  Paragraph 2    2,000,000     Without par value


            Paragraph 2:    The    preferences,    qualifications,
  limitations, restrictions, and the special or relative rights of the Common, Series A Common, and Preferred Shares are:

            I.    Issue of Preferred Shares in Series.
                  ---------------------------------------------
   Authority is hereby vested in the board of directors to divide any or all of the Preferred Shares into series and to fix and determine as to each series so established:

            (i)   The rate of dividend;

          (ii) The price at and terms and conditions on which shares may be redeemed;

         (iii) The amount payable upon shares in event of involuntary liquidation;

          (iv) The amount payable upon shares in event of voluntary liquidation;

            (v) Sinking fund provisions for the redemption or purchase of shares;

          (vi) The terms and conditions on which shares may be converted, if the shares of any series are issued with the privilege of conversion;

         (vii) Voting rights, if any, but in no event more than ten votes per share in connection with any matter.

            II.   Dividends.  The holders of Preferred  Shares of
  each series shall  be entitled to receive, when and as declared by
  the board of directors, dividends at the rate fixed for such series, and no more, payable in quarterly installments on the first days of March, June, September, and December in each year. Dividends on Preferred Shares shall be cumulative from and after the respective dates of issuance. No dividends shall be declared on the shares of any series of Preferred Shares for any dividend period unless the full dividend for all prior dividend periods shall have been declared or shall be declared at the same time upon all Preferred Shares outstanding during such prior dividend periods. No dividends shall be declared on the shares of any series of Preferred Shares unless a dividend for the same period shall be declared at the same time upon all Preferred Shares outstanding during said period in like proportion to the dividend rate upon such shares. No dividends shall be paid on the Common Shares unless full dividends on the Preferred Shares for all past dividend periods, and for the current dividend period, shall have been declared and the corporation shall have paid such dividends or shall have set apart a sum sufficient for the payment thereof. No dividends shall be declared or paid on the Series A Common Shares unless the same, or greater, dividends, on a per share basis, are declared and paid at the same time on the Common Shares, provided, however, that if at any time a dividend is to be paid in either Common Shares or Series A Common Shares on either Common Shares or Series A Common Shares, such dividend may only be paid follows:

            (i) Common Shares may be paid to holders of Common Shares and proportionately to holders of Series
      A Common Shares;

          (ii)    Series  A  Common Shares  may  be  paid  to
      holders  of  Common  Shares   and  proportionately   to
      holders of Series A Common Shares; or

         (iii) Common Shares may be paid to holders of Common Shares and Series A Common Shares may be paid proportionately to holders of Series A Common Shares;

  and in the case of any such stock dividend and board of directors may permit both the holders of Common Shares and holders of Series A Common Shares to elect to receive cash in lieu of stock.

            III.  Certain Provisions Relating to Liquidation.
                  ---------------------------------------------
   In the event of any dissolution, liquidation or winding up of the corporation, whether voluntary or involuntary, the holders of the then outstanding Preferred Shares shall be entitled to receive the fixed amount payable in such event plus a sum equal to the amount of all accumulated and unpaid dividends thereon at the dividend rate fixed for such shares; after such payment to the holders of Preferred Shares the remaining assets and funds of the corporation shall be distributed pro rata among the holders of the Common Shares and the Series A Common Shares. A consolidation, merger, or reorganization of the corporation with any other corporation or corporations, or a sale of all or substantially all of the assets of the corporation, shall not be considered a dissolution, liquidation, or winding up of the corporation within the meaning of these provisions.

            IV. Preemptive Rights. No holder of shares of any class of the corporation shall have any preemptive right to subscribe for or acquire any unissued or treasury shares or other securities of the corporation of the same or any other class, whether such shares or securities be hereby or hereafter authorized, except that holders of Series A Common Shares shall have a preemptive right to acquire unissued or treasury Series A Common Shares or securities convertible into or exchangeable for Series A Common Shares or carrying a right to subscribe to or acquire Series A Common Shares; provided, however, that no preemptive right shall exist to acquire any Series A Common Shares sold otherwise than for cash.

            V. Voting. With respect to the election of directors, the holders of (i) Preferred Shares that are entitled to vote thereon and that were issued before October 31, 1981, and (ii) Common Shares, both voting together as one class, shall be entitled to elect at each annual meeting that number of directors which (together with all directors whose terms do not expire at the time of such meeting and who were previously elected by such holders) constitutes 25% of the total number of directors of the corporation (rounded up to the nearest whole number), and for this purpose, the total number of directors of the corporation shall be determined without regard to any director(s) whom the holders of one or more series of Preferred Shares, voting as a class, have elected or have the right to elect. The holders of (i) Preferred Shares that are entitled to vote thereon and that were issued after October 31, 1981, and (ii) Series A Common Shares, both voting together as one class, shall be entitled to elect the remaining directors, subject to the rights, if any, of the holders of one or more series of Preferred Shares, voting as a class, to elect one or more directors, and in such election each holder of Series A Common Shares shall be entitled to ten votes for each share of such stock standing in the name of the holder on the books of the corporation, and the holders of such Preferred Shares shall have the voting rights fixed and determined by the board of directors at the time the series of such Preferred Shares held by such holders was established.

            With respect to all matters other than the election of directors, each holder of Common Shares shall be entitled to one vote for each share of such stock standing in the name of the holder on the books of the corporation, each holder of Series A Common Shares shall be entitled to ten votes for each share of such stock standing in the name of the holder on the books of the corporation, and the holders of Preferred Shares shall have the voting rights fixed and determined by the board of directors at the time the series of Preferred Shares held by such holders was established.

            In the event the number of issued and outstanding Series A Common Shares at any time falls below 500,000, then with respect to the election of directors at the next annual meeting and at each annual meeting thereafter the holders of Common Shares, Series A Common Shares, and Preferred Shares that are entitled to vote thereon shall be entitled to elect all of the directors of the corporation, subject to the rights, if any, of the holders of one or more series of Preferred Shares, voting as a class, to elect one or more directors, and in each such election of directors each holder of Common Shares shall be entitled to one vote for each share of such stock standing in the name of the holder on the books of the corporation, each holder of Series A Common Shares shall be entitled to ten votes for each share of such stock standing in the name of the holder on the books of the corporation, and the holders of Preferred Shares shall have the voting rights fixed and determined by the board of directors at the time the series of Preferred Shares held by such holders was established.

            VI.   Conversion.  At  any time after March  1, 1982,
  each outstanding Series A Common Share shall be convertible into one Common Share. Any such conversion shall be effected by the presentation and surrender of the certificates representing the Series A Common Shares to be converted, at the office of the corporation or at such other place as may from time to time be designated by the corporation, in such form and accompanied by all transfer taxes (or proof of payment thereof), if any, as shall be required for such transfer, and upon such surrender, the holder of such stock shall be entitled to receive in exchange therefor certificates for fully paid and non-assessable Common Shares of the corporation at the rate aforesaid, and such holder shall be registered as the holder of such Common Shares.

                       ARTICLES OF AMENDMENT
                                 OF
                     ARTICLES OF INCORPORATION
                                 OF
                  TELEPHONE AND DATA SYSTEMS, INC.


  To the Secretary of State
  State of Iowa


            Pursuant to the provisions of  Section 496A.58 of the
  Iowa  Business   Corporation  Act,  the   domestic  corporation
  hereinafter named does hereby adopt the following Articles of Amendment of its Articles of Incorporation:

      1.    The name  of the  corporation is  Telephone and  Data
  Systems, Inc.   The corporation's  original name was  Telephone
  Systems, Inc.

      2. The corporation is subject to the provisions of the Iowa Business Corporation Act.

      3. The effective date of the incorporation of the corporation is March 18, 1968.

      4. A new Article VIII is hereby added to the Articles of Incorporation to read as set forth on the attached Exhibit
  A.

      5.    The   aforesaid   amendment  was   adopted   by   the
  shareholders entitled to vote thereon on May 12, 1988.

      6. The number of shares which are outstanding on the date of the adoption of the aforesaid amendment was 4,421,269 Series A Common Shares, 11,112,733 Common Shares and 118,297 Preferred Shares. All shareholders were entitled to vote on the aforesaid amendment as a single class with the holders of Common Shares and Preferred Shares having one vote per share, and the holders of Series A Common Shares having ten votes per share.

      7. The numbers of outstanding shares which were voted for the adoption of the aforesaid amendment are 4,294,803 Series A Common Shares (entitled to ten votes per share), 8,567,952 Common Shares and 78,279 Preferred Shares and the numbers of said shares which were voted against the amendment are zero Series A Common Shares, 245,687 Common Shares and 6,015 Preferred Shares. The holders of 21,228 Common Shares abstained from voting on the aforesaid amendment.

      8. The date on which the aforesaid amendment shall become effective is the date on which the Iowa Secretary of State issues a Certificate of Amendment to the corporation.

      9. The aforesaid amendment does not provide for an exchange, reclassification or cancellation of issued shares, nor does it effect a change in the amount of stated capital.

  Executed on May 26, 1988


                            TELEPHONE AND DATA SYSTEMS, INC.


                             By:  /s/ LeRoy T. Carlson, Jr.
                                 ------------------------------
                                  LeRoy T. Carlson, Jr.,
                                  President


                            By:  /s/ Michael G. Hron
                                -------------------------------
                                Michael G. Hron, Secretary


  STATE OF ILLINOIS  )
                     )   SS:
  COUNTY OF COOK     )


            On this 26th day of May, 1988, before me, a Notary Public in and for the State and County aforesaid, personally appeared LeRoy T. Carlson, Jr., Michael G. Hron, to me personally known, who, being by me duly sworn, did say that they are the President and Secretary, respectively, of Telephone and Data Systems, Inc., the corporation which executed the foregoing instrument; that they signed said instrument upon behalf of said corporation; and that they acknowledged said instrument to be the voluntary act and deed of said corporation by it voluntarily executed and their signing to be their voluntary act and deed by them voluntarily signed.

            IN WITNESS WHEREOF, I have placed my hand and seal on the date aforesaid.


                             /s/ Barb Hildebrand
                             -----------------------------------
                                Notary Public


                            My Commission expires:    1/27/92
                                                   -------------

                            EXHIBIT A TO
                      ARTICLES OF AMENDMENT OF
                    ARTICLES OF INCORPORATION OF
                 TELEPHONE AND DATA SYSTEMS, INC.,
           REGARDING THE ADDITION OF ARTICLE VIII THERETO



  "ARTICLE VIII: To the extent permitted by the Iowa Business Corporation Act or any other applicable law presently or hereafter in effect, no director of the corporation shall be personally liable to the corporation or its shareholders for monetary damages for breach of any fiduciary duty owed to the corporation or its shareholders, provided that this provision shall not relieve a director from liability (a) for any breach of the director's duty of loyalty to the corporation or its shareholders, (b) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (c) for transactions from which the director derives an improper personal benefit, or (d) under Section 496A.44 of the Iowa Business Corporation Act. This Article shall not apply to acts or omissions occurring prior to its effectiveness. No amendment to, expiration of or repeal of this Article shall apply to or have any effect on the liability or alleged liability of any director of the corporation for or with respect to any acts or omissions of such director occurring prior to such amendment, expiration or repeal."

                       ARTICLES OF AMENDMENT
                                 OF
                     ARTICLES OF INCORPORATION
                                 OF
                  TELEPHONE AND DATA SYSTEMS, INC.


  To the Secretary of State
  State of Iowa


            Pursuant to the provisions of  Section 496A.58 of the
  Iowa  Business   Corporation  Act,  the   domestic  corporation
  hereinafter named does hereby adopt the following Articles of Amendment of its Articles of Incorporation:

      1.    The name  of the  corporation is  Telephone and  Data
  Systems, Inc.   The corporation's  original name was  Telephone
  Systems, Inc.

      2. The corporation is subject to the provisions of the Iowa Business Corporation Act.

      3. The effective date of the incorporation of the corporation is March 18, 1968.

      4. Sections II and III of Paragraph 2 of Article IV, are hereby amended so as henceforth to read as set forth on the attached Exhibit A.

      5.    The   aforesaid   amendment  was   adopted   by   the
  shareholders entitled to vote thereon on May 12, 1988.

      6. The number of shares which were outstanding on the date of the adoption of the aforesaid amendment was 4,421,269 Series A Common Shares, 11,112,733 Common Shares and 118,297 Preferred Shares. All shareholders were entitled to vote on the aforesaid amendment. The holders of Common Shares voted separately as a single class, the holders of Series A Common Shares voted separately as a single class and the holders of Common Shares, Series A Common Shares and Preferred Shares voted as a class.

      7. The numbers of outstanding shares which were voted for the adoption of the aforesaid amendment are 4,294,803 Series A Common Shares (entitled to ten votes per share), 8,459,200 Common Shares and 78,282 Preferred Shares, and the numbers of said shares which were voted against the same are zero Series A Common Shares, 269,093 Common Shares and 4,300 Preferred Shares. The holders of 106,574 Common Shares and 1,712 Preferred Shares abstained from voting on the aforesaid amendment.

      8. The aforesaid amendment does not provide for an exchange, reclassification or cancellation of issued shares, nor does it effect a change in the amount of stated capital.

  Executed on May 26, 1988.

                            TELEPHONE AND DATA SYSTEMS, INC.


                            By:  /s/ LeRoy T. Carlson, Jr.
                                ------------------------------
                                LeRoy T. Carlson, Jr.,
                                President


                            By:  /s/ Michael G. Hron
                                ------------------------------
                                Michael G. Hron, Secretary


  STATE OF ILLINOIS  )
                     )   SS:
  COUNTY OF COOK     )

            On this 26th day of May, 1988, before me, a Notary Public in and for the State and County aforesaid, personally appeared LeRoy T. Carlson, Jr., and Michael G. Hron, to me personally known, who, being by me duly sworn, did say that they are the President and Secretary, respectively, of Telephone and Data Systems, Inc., the corporation which executed the foregoing instrument; that they signed said instrument upon behalf of said corporation; and that they acknowledged said instrument to be the voluntary act and deed of said corporation by it voluntarily executed and their signing to be their voluntary act and deed by them voluntarily signed.

            IN WITNESS WHEREOF, I have placed my hand and seal on the date aforesaid.


                             /s/ Barb Hildebrand
                            -----------------------------
                                Notary Public


                            My Commission expires:   1/27/92
                                                   ------------

                            EXHIBIT A TO
                      ARTICLES OF AMENDMENT OF
                    ARTICLES OF INCORPORATION OF
                 TELEPHONE AND DATA SYSTEMS, INC.,
           REGARDING AMENDMENTS TO SECTIONS II AND III OF
                     PARAGRAPH 2 OF ARTICLE IV


      "II. Dividends. The holders of Preferred Shares of each series shall be entitled to receive, when and as declared by the board of directors, dividends at the rate fixed for such series, and no more, payable in quarterly installments on the first days of March, June, September, and December in each year. Dividends on Preferred Shares shall be cumulative from and after the respective dates of issuance. No dividends shall be declared on the shares of any series of Preferred Shares for any dividend period unless the full dividend for all prior dividend periods shall have been declared or shall be declared at the same time upon all Preferred Shares outstanding during such prior dividend periods. No dividends shall be declared on the shares of any series of Preferred Shares unless a dividend for the same period shall be declared at the same time upon all Preferred Shares outstanding during said period in like proportion to the dividend rate upon such shares. No dividends shall be paid on the Common Shares unless full dividends on the Preferred Shares for all past dividend periods, and for the current dividend period, shall have been declared and the corporation shall have paid such dividends or shall have set apart a sum sufficient for the payment thereof. No dividends shall be declared or paid on the Series A Common Shares unless the same, or greater, dividends, on a per share basis, are declared and paid at the same time on the Common Shares; provided, however, that if at any time a dividend is to be paid in either Common Shares or Series A Common Shares on either Common Shares or Series A Common Shares, such dividend may only be paid as follows:

            (i)   Common Shares may be paid  to holders of Common
  Shares  and  proportionately  to holders  of  Series  A  Common
  Shares;

          (ii) Series A Common Shares may be paid to holders of Common Shares and proportionately to holders of Series A
  Common Shares; or

         (iii)    Common Shares may be paid  to holders of Common
  Shares and Series A Common Shares may be paid proportionately to holders of Series A Common Shares;

  and in the case of any such stock dividend the board of directors may permit both the holders of Common Shares and the holders of Series A Common Shares to elect to receive cash in lieu of stock; and provided, further, that if at any time a dividend is to be paid on Common Shares and Series A Common Shares in two classes of common stock (the "Subsidiary Common Shares" and the "Subsidiary Series A Common Shares") of a subsidiary of the corporation (the "Subsidiary"), with the Subsidiary Common Shares and the Subsidiary

  Series A Common Shares having relative rights, preferences and limitations vis-a-vis each other that, in the judgment of the board of directors, are similar in all material respects to the relative rights, preferences and limitations of the Common Shares vis-a-vis the Series A Common Shares (except for any variations in rights, preferences and limitations that are (i) necessary to enable the Subsidiary Common Shares to be traded on an exchange or through the NASDAQ System; (ii) due to differences in the laws of the states of incorporation of the corporation and the Subsidiary; or (iii) equally applicable to the Subsidiary Common Shares and the Subsidiary Series A Common Shares), then the Subsidiary Common Shares shall be paid to the extent practicable to the holders of Common Shares and Subsidiary Series A Common Shares shall be paid to the extent practicable to holders of Series A Common Shares, provided that the same number of shares on a per share basis shall be paid on Common Shares and Series A Common Shares.

      III. Certain Provisions Relating to Liquidation. In the event of any dissolution, liquidation or winding up of the corporation, whether voluntary or involuntary, the holders of the then outstanding Preferred Shares shall be entitled to receive the fixed amount payable in such event plus a sum equal to the amount of all accumulated and unpaid dividends thereon at the dividend rate fixed for such shares; after such payment to the holders of Preferred Shares the remaining assets and funds of the corporation shall be distributed pro rata among the holders of the Common Shares and the Series A Common Shares; provided, however, that if the remaining assets and funds of the corporation include two classes of common stock (the "Subsidiary Common Shares" and the "Subsidiary Series A Common Shares") of a subsidiary of the corporation (the "Subsidiary"), with the Subsidiary Common Shares and the Subsidiary Series A Common Shares having relative rights, preferences and limitations vis-a-vis each other that, in the judgment of the board of directors, are similar in all material respects to the relative rights, preferences and limitations of the Common Shares vis-a-vis the Series A Common Shares (except for any variations in rights, preferences and limitations that are (i) necessary to enable the Subsidiary Common Shares to be traded on an exchange or through the NASDAQ System; (ii) due to differences in the laws of the states of incorporation of the corporation and the Subsidiary; or (iii) equally applicable to the Subsidiary Common Shares and the Subsidiary Series A Common Shares), then Subsidiary Common Shares shall be distributed to the extent practicable to the holders of Common Shares and the Subsidiary Series A Common Shares shall be distributed to the extent practicable to holders of Series A Common Shares, provided that the same number of shares on a per share basis shall be distributed with respect to Common Shares and Series A Common Shares. A consolidation, merger, or reorganization of the corporation with any other corporation or corporations, or a sale of all or substantially all of the assets of the corporation, shall not be considered a dissolution, liquidation, or winding up of the corporation within the meaning of these provisions.

              STATEMENT OF CHANGE OF REGISTERED OFFICE
                                 OF
                  TELEPHONE AND DATA SYSTEMS, INC.


  To the Secretary of State
      of the State of Iowa:


            Pursuant to the provisions of Section 12 of the Iowa Business Corporation Act, Chapter 496A, Code of Iowa, the undersigned corporation, organized under the laws of the State of Iowa, submits the following statement for the purpose of changing its registered office in the State of Iowa:

            I. The name of the corporation is Telephone and Data Systems, Inc.

            II. The address of its present registered office is 111 W. 2nd, Ottumwa, Iowa 52501 in the
                  County of Wapello.

            III. The address to which its registered office is to be changed is North Court at Park, Ottumwa, Iowa 52501 in the county of Wapello.

            IV. The name of its present registered agent is Richard C. Bauerle.

            V. The registered agent of the corporation will continue to be Richard C. Bauerle.

            VI.   The  address of its  registered office  and the
                  address   of  the   business   office  of   its
                  registered   agent   as   changed,    will   be
                  identical.

            VII. Such change was authorized by resolution duly adopted by its Board of Directors.

                            TELEPHONE AND DATA SYSTEMS, INC.


                            By:   /s/ LeRoy T. Carlson, Jr.
                                ----------------------------
                                LeRoy T. Carlson, Jr.,
                                President

  STATE OF ILLINOIS   )
                      )     SS
  COUNTY OF COOK      )


            I, LeRoy T. Carlson, Jr., being first duly sworn on oath, depose and state that I am the President of Telephone and Data Systems, Inc., and that I executed the foregoing instrument as President of the corporation, and that the statements contained therein are true.


                               /s/ LeRoy T. Carlson, Jr.
                             -------------------------------
                             LeRoy T. Carlson, Jr.,
                             President


            Subscribed and sworn to before me this 10th day of May, 1989.


                               /s/ Miriam L. Oberbruer
                               -----------------------------
                                    Notary Public

                       ARTICLES OF AMENDMENT
                                 TO
                     ARTICLES OF INCORPORATION
                                 OF
                  TELEPHONE AND DATA SYSTEMS, INC.


  To the Secretary of State
  State of Iowa


            Pursuant to the provisions of  Section 496A.58 of the
  Iowa  Business   Corporation  Act,  the   domestic  corporation
  hereinafter named does hereby adopt the following Articles of Amendment for its Articles of Incorporation:

            1. The name of the corporation is Telephone and Data Systems, Inc. (formerly, Telephone Systems, Inc.) and its effective date of incorporation is March 18, 1968.

            2. A new Article IX is hereby added to the Articles of Incorporation to read as set forth on the attached
  Exhibit A.

            3. The aforesaid amendment was adopted by the shareholders entitled to vote thereon on June 2, 1989.

            4. The number of shares which were outstanding on the date of the adoption of the aforesaid amendment was 6,628,466 Series A Common Shares, 20,909,739 Common Shares and 173,652 Preferred Shares. Shareholders of record as of the close of business on April 4, 1989, were entitled to vote on the aforesaid amendment. The number of shares entitled to vote on the amendment was 6,640,548 Series A Common Shares, 18,475,915 Common Shares and 185,427 Preferred Shares.

            5. For approval of the amendment to establish a new Article IX, the holders of Common Shares, Preferred Shares and Series A Common Shares voted without regard to class. The number of outstanding shares voted for the adoption of the aforesaid amendment was 6,632,472 Series A Common Shares
  (entitled to ten votes per share), 13,008,174 Common Shares and 151,274 Preferred Shares and the number of said shares which were voted against the amendment are 2,676,987 Common Shares and 290 Preferred Shares. The holders of 71,524 Common Shares and 324 Preferred Shares abstained from voting on the aforesaid amendment.

            6. The date on which the aforesaid amendment shall become effective is the date on which the Iowa Secretary of State issues a Certificate of Amendment to the corporation.

            7.    The aforesaid  amendment does  not provide  for
  an  exchange,  reclassification   or  cancellation  of   issued
  shares, nor does it effect a change in the amount of stated capital.

  Executed on June 27, 1989.

                            TELEPHONE AND DATA SYSTEMS, INC.


                            By:   /s/ LeRoy T. Carlson, Jr.
                                ----------------------------
                                Its President


                                 /s/ Bertram T. Ebzery
                                ----------------------------
                                Its Assistant Secretary


  STATE OF ILLINOIS   )
                      )     SS
  COUNTY OF COOK      )


            I, Bertram T. Ebzery, being first duly sworn on oath, depose and state that I am the Assistant Secretary of Telephone and Data Systems, Inc., and that I executed the foregoing instrument as Assistant Secretary of the corporation, and that the statements contained therein are true, and that I acknowledge said instrument to be the voluntary act and deed of the corporation.


                               /s/ Bertram T. Ebzery
                             ---------------------------
                             Bertram T. Ebzery
                             Assistant Secretary


            Subscribed and sworn to before me this 27th day of June, 1989.


                               /s/ Karen A. Barnes
                               ----------------------------
                                   Notary Public

                                                        Exhibit A


                             ARTICLE IX
                                 TO
                     ARTICLES OF INCORPORATION
                                 OF
                  TELEPHONE AND DATA SYSTEMS, INC.


  ARTICLE IX: The board of directors of the corporation, when evaluating any offer of another party to (a) make a tender or exchange offer for any equity security of the corporation; (b) merge or consolidate the corporation with another corporation; or
  (c) purchase or otherwise acquire all or substantially all of the properties and assets of the corporation may, in connection with the exercise of its judgment in determining what is in the best interests of the corporation and its shareholder, give due consideration to all factors the directors deem relevant, including without limitation (i) the effects on the customers of the corporation or any of its subsidiaries; (ii) not only the consideration being offered in relation to the then current market price for the corporation's outstanding shares of capital stock, but also the board of directors' estimate of the future value of the corporation (including the unrealized value of its properties and assets) as an independent going concern; and (iii) the purpose of the corporation, and any of its subsidiaries, to provide quality products and services on a long term basis.

                       ARTICLES OF AMENDMENT
                                 TO
                     ARTICLES OF INCORPORATION
                                 OF
                  TELEPHONE AND DATA SYSTEMS, INC.


  To the Secretary of State
  State of Iowa


            Pursuant to the provisions of  Section 496A.58 of the
  Iowa  Business   Corporation  Act,  the   domestic  corporation
  hereinafter named does hereby adopt the following Articles of Amendment for its Articles of Incorporation:

            1. The name of the corporation is Telephone and Data Systems, Inc. (formerly, Telephone Systems, Inc.) and its effective date of incorporation is March 18, 1968.

            2. Paragraph 1 of Article IV, is hereby amended so as henceforth to read as set forth on the attached Exhibit
  A.

            3. The aforesaid amendments were adopted by the shareholders entitled to vote thereon on June 2, 1989.

            4. The number of shares which were outstanding on the date of the adoption of the aforesaid amendment was 6,628,466 Series A Common Shares, 20,909,739 Common Shares and 173,652 Preferred Shares. Shareholders of record as of the close of business on April 4, 1989, were entitled to vote on the amendments. The number of shares entitled to vote on the amendments was 6,640,548 Series A Common Shares, 18,475,915 Common Shares and 185,427 Preferred Shares.

            5.    (a)       For   approval  of  the  amendment  to
  increase   the  number  of  authorized  Preferred  Shares,  the
  holders of Common Shares voted separately as a single class, the holders of Series A Common Shares voted separately as a
  single  class  and  the  holders   of  Preferred  Shares  voted
  separately  as  a  single class.    The  number of  outstanding
  shares voted for the amendment to increase the number of authorized Preferred Shares of the Company was 6,626,700 Series A Common Shares (entitled to ten votes per share), 13,398,372 Common Shares and 149,625 Preferred Shares, and the number of said shares voted against the same was 4,176 Series A Common Shares, 2,252,988 Common Shares and 2,104 Preferred Shares. The holders of 1,596 Series A Common Shares, 105,325 Common Shares and 144 Preferred Shares abstained from voting on the aforesaid amendment.

              (b) For approval of the amendment to increase the number of authorized Common Shares, the holders of Common Shares voted separately as a single class, the holders of the Series A Common Shares voted separately as a single class, and the holders of Common Shares, Series A Common Shares and Preferred Shares voted without regard to class. The number of outstanding shares voted for the amendment to increase the number of authorized Common Shares of the Company was 6,626,700 Series A Common Shares (entitled to ten votes per share), 12,685,438 Common Shares and 151,678 Preferred Shares, and the number of said shares voted against the same was 4,176 Series A Common Shares, 3,016,617 Common Shares and 15 Preferred Shares. The holders of 1,596 Series A Common Shares, 54,630 Common Shares and 180 Preferred Shares abstained from voting on the aforesaid amendment.

            6. The date on which the aforesaid amendments shall become effective is the date on which the Iowa Secretary of State issues a Certificate of Amendment to the corporation.

            7. The aforesaid amendments do not provide for an exchange, reclassification or cancellation of issued shares, nor does it effect a change in the amount of stated capital.

  Executed on June 27, 1989.

                            TELEPHONE AND DATA SYSTEMS, INC.


                            By:   /s/ LeRoy T. Carlson, Jr.
                                ----------------------------
                                Its President


                                 /s/ Bertram T. Ebzery
                                ----------------------------
                                Its Assistant Secretary


  STATE OF ILLINOIS   )
                      )     SS
  COUNTY OF COOK      )

            I, Bertram T. Ebzery, being first duly sworn on oath, depose and state that I am the Assistant Secretary of Telephone and Data Systems, Inc., that I executed the foregoing instrument as Assistant Secretary of the corporation, and that the statements contained therein are true, and that I acknowledge said instrument to be the voluntary act and deed of the corporation.


                               /s/ Bertram T. Ebzery
                             --------------------------------
                             Bertram T. Ebzery
                             Assistant Secretary

            Subscribed and sworn to before me this 27th day of June, 1989.


                               /s/ Karen A. Barnes
                             ----------------------------
                                   Notary Public

                                                        Exhibit A


                  PARAGRAPH 1 OF ARTICLE IV OF THE
                    ARTICLES OF INCORPORATION OF
                  TELEPHONE AND DATA SYSTEMS, INC.


            Paragraph 1:    The  aggregate number  of shares which
  the corporation is  authorized to issue is  130,000,000 shares,
  consisting of  three classes.   The designation  of each class,
  the number of shares of each class, the par value, if any, of the shares of each class, or a statement that the shares of any class are without par value, are as follows:

  Class       Series        No. of Shares        Par Value
  ------      -------       -------------        ------------

  Common      None            100,000,000        $1.00 per share

  Series A    None             25,000,000        $1.00 per share
  Common

  Preferred   See Paragraph 2   5,000,000       Without par value
              (of original
               articles)

                         ARTICLES OF MERGER

                                 OF

              PITTSBORO COMMUNITY TELEPHONE CO., INC.

                      (an Indiana corporation)

                                INTO

                  TELEPHONE AND DATA SYSTEMS, INC.

                       (an Iowa corporation)


  To the Secretaries of State
  State of Iowa and State of Indiana


            Pursuant  to  the  provisions of  the  Iowa  Business
  Corporation Act governing the merger of a foreign wholly-owned subsidiaries business corporation into its domestic parent business corporation, and pursuant to the provisions of the Indiana General Corporation Act governing the merger of a domestic wholly-owned subsidiary business corporation into its foreign parent business corporation, Telephone and Data Systems, Inc., an Iowa corporation does hereby adopt the following articles of merger.

            A. The name of the subsidiary corporation, which is a business corporation organized under the laws of the State of Indiana, and which is subject to the provisions of the Indiana General Corporation Act, is Pittsboro Community Telephone Co., Inc., sometimes hereinafter referred to as the "subsidiary corporation."

            B. The name of the parent corporation, which is a business corporation organized under the laws of the State of Iowa, and which is subject to the provisions of the Iowa Business Corporation Act, is Telephone and Data Systems, Inc., sometimes hereinafter referred to as the "surviving corporation."

            C.    The   number  of  outstanding   shares  of  the
  subsidiary corporation is 100, all of which are of one class, and all of which are owned by the surviving corporation.

            D. The following is the Plan of Merger for merging Pittsboro Community Telephone Co., Inc., a business corporation of the State of Indiana, into Telephone and Data Systems, Inc., a business corporation of the State of Iowa:

            Plan of Merger approved on December 22, 1983, by resolution adopted by at least a majority vote of the members of the Board of Directors of Telephone and Data Systems, Inc., for the purpose of merging Pittsboro Community Telephone Co., Inc., its wholly-owned subsidiary business corporation, into Telephone and Data Systems, Inc.

            1. Telephone and Data Systems, Inc., which is a business corporation of the State of Iowa, is the owner of all of the outstanding shares of Pittsboro Community Telephone Co., Inc., which is a business corporation of the State of Indiana, hereby merges Pittsboro Community Telephone Co., Inc. into Telephone and Data Systems, Inc., pursuant to the provisions of the Indiana General Corporation Act and the provisions of the Iowa Business Corporation Act.

            2. The separate existence of the subsidiary corporation shall cease upon the effective date of the merger pursuant to the provisions of the Indiana General Corporation Act; and Telephone and Data Systems, Inc., shall continue its existence as the surviving corporation pursuant to the provisions of the Iowa Business Corporation Act.

            3. The issued shares of the subsidiary corporation shall not be converted in any manner, but each said share which is issued as of the effective date of the merger shall be surrendered and extinguished.

            4. Telephone and Data Systems, Inc., does hereby agree that it may be served with process in the State of Indiana in any proceeding for the enforcement of any obligation of the subsidiary corporation, does hereby irrevocably appoint the Secretary of State of the State of Indiana as its agent to accept service of process in any such proceeding, and does hereby designate the following address within the State of Indiana to which a copy of any such process shall be mailed by said Secretary of State;

              Mr. Robert A. Wilder
              127 North Indiana Street
              P.O. Box 248
              Roachdale, Indiana 46172

            5. The Board of Directors and the proper officers of Telephone and Data Systems, Inc., are hereby authorized, empowered, and directed to do any and all acts and things and to make, execute, deliver, file and/or record any and all instruments, papers, and documents which shall be or become necessary, proper or convenient to carry out or put into effect any of the provisions of this Plan of Merger or of the merger herein provided for.

            E.    The Articles  of Incorporation of the surviving
  corporation do  not require  the approval  of its  shareholders
  for  the  merger   of  the  subsidiary  corporation   into  the
  surviving corporation.

            F. No mailing of a copy of the Plan of Merger is required inasmuch as all of the outstanding shares of the subsidiary corporation are owned by the surviving corporation.

            G. The laws of the State of Indiana permit the merger of a wholly-owned business corporation of that state into a parent business corporation of the State of Iowa and the merger provided for in the Plan of Merger is in due compliance with the laws of the State of Indiana.

            H. The effective date of the merger provided for in the Plan of Merger, insofar as the provisions of the Indiana General Corporation and the Iowa Business Corporation Act shall govern said effective date, shall be December 30, 1983.

  Executed on December 22, 1983


                            TELEPHONE AND DATA SYSTEMS, INC.


                            By:  /s/ LeRoy T. Carlson
                                ---------------------------
                                LeRoy T. Carlson
                             Chairman and Chief Executive Officer


                              /s/ Michael G. Hron
                             ------------------------------
                             Michael G. Hron
                             Secretary

  STATE OF ILLINOIS  )
                     )    SS.
  COUNTY OF COOK     )



            On this 22nd day of December, A.D. 1983, before me a Notary Public in and for the State and County aforesaid, personally appeared LeRoy T. Carlson, to me personally known, who, being by me duly sworn, did say that he is the Chairman and Chief Executive Officer of Telephone and Data Systems, Inc., the corporation which executed the foregoing instrument; that the seal affixed to said instrument is the seal of Telephone and Data Systems, Inc.; that he signed and sealed such instrument on behalf of said corporation by authority of its Board of Directors; and that he acknowledged said instrument to be the voluntary act and deed of said corporation by it voluntarily executed and to be his voluntary act and deed by him voluntarily executed.

            IN WITNESS WHEREOF, I have placed my hand and seal on the date aforesaid.


                              /s/ James M. O'Brien
                             ----------------------------
                                      Signature


                                    James M. O'Brien
                             ------------------------------
                                   Notary Public


                             Commissions expires:

                                       4/25/87
                             ------------------------------

                         ARTICLES OF MERGER

                                 OF

                 FAYETTEVILLE TELEPHONE CORPORATION

                       (an Ohio corporation)

                                INTO

                  TELEPHONE AND DATA SYSTEMS, INC.

                       (an Iowa corporation)


  To the Secretaries of State
  State of Iowa and State of Ohio


            Pursuant  to  the  provisions of  the  Iowa  Business
  Corporation Act governing the merger of a foreign wholly-owned subsidiary business corporation into its domestic parent business corporation, and pursuant to the provisions of the Ohio General Corporation Law governing the merger of a domestic wholly-owned subsidiary business corporation into its foreign parent business corporation, Telephone and Data Systems, Inc., an Iowa corporation, does hereby adopt the following articles of merger.

            A.    The name of  the subsidiary corporation,  which
  is a business corporation organized under the laws of the State of Ohio and which is subject to the provisions of the Ohio General Corporation Law, is Fayetteville Telephone Corporation, sometimes hereinafter referred to as the "subsidiary corporation."

            B. The name of the parent corporation, which is a business corporation organized under the laws of the State of Iowa, and which is subject to the provisions of the Iowa Business Corporation Act, is Telephone and Data Systems, Inc., sometimes hereinafter referred to as the "surviving corporation."

            C.    The   number  of  outstanding   shares  of  the
  subsidiary corporation is 360, all of which are of one class, and all of which are owned by the surviving corporation.

            D.    The  following  is  the  Plan   of  Merger  for
  merging Fayetteville Telephone Corporation, a business corporation of the State of Ohio into Telephone and Data Systems, Inc., a business corporation of the State of Iowa;

            PLAN OF MERGER approved on December 22, 1983, by resolution adopted by at least a majority of the members of the Board of Directors of Telephone and Data Systems, Inc., for the purpose of merging Fayetteville Telephone

      Corporation,   its    wholly-owned   subsidiary    business
      corporation, into Telephone and Data Systems, Inc.

              1. Telephone and Data Systems, Inc., which is a business corporation of the State of Iowa, is the owner of all of the outstanding shares of Fayetteville Telephone Corporation, which is a business corporation of the State of Ohio, hereby merges Fayetteville Telephone Corporation into Telephone and Data Systems, Inc., pursuant to the provisions of the Ohio General Corporation Law and the provisions of the Iowa Business Corporation Act.

              2. The separate existence of the subsidiary corporation shall cease upon the effective date of the merger pursuant to the provisions of the Ohio General Corporation Law; and Telephone and Data Systems, Inc., shall continue its existence as the surviving corporation pursuant to the provisions of the Iowa Business Corporation Act.

              3. The issued shares of the subsidiary corporation shall not be converted in any manner, but each said share which is issued as of the effective date of the merger shall be surrendered and extinguished.

              4. Telephone and Data Systems, Inc., does hereby agree that it may be served with process in the State of Ohio in any proceeding for the enforcement of any obligation of the subsidiary corporation, does hereby irrevocably appoint the Secretary of State of the State of Ohio as its agent to accept service of process in any such proceeding, and does hereby designate the following address within the State of Ohio to which a copy of any such process shall be mailed by said Secretary of State:

                  Mr. Robert A. Wilder
                  Russel Street
                  P.O. Box 110
                  Fayetteville, Ohio 45118

              5. The Board of Directors and the proper officers of Telephone and Data Systems, Inc., are hereby authorized, empowered, and directed to do any and all acts and things and to make, execute, deliver, file and/or record any and all instruments, papers, and documents which shall be or become necessary, proper or convenient to carry out or put into effect any of the provisions of this Plan of Merger or of the merger herein provided for.

            E.    The Articles of Incorporation  of the surviving
  corporation do  not require  the approval  of its  shareholders for the
  merger  of  the  subsidiary  corporation  into  the   surviving
  corporation.

            F. No mailing of a copy of the Plan of Merger is required inasmuch as all of the outstanding shares of the subsidiary corporation are owned by the surviving corporation.

            G. The laws of the State of Ohio permit the merger of a wholly-owned business corporation of that state into a parent business corporation of the State of Iowa and the merger provided for in the Plan of Merger is in due compliance with the laws of the State of Ohio.

            H. The Plan of Merger was approved by at least a majority vote of the Boards of Directors of Telephone and Data
  Systems, Inc., and Fayetteville Telephone Corporation.

            I. The effective date of the merger provided for in the Plan of Merger, insofar as the provisions of the Ohio General Corporation and the Iowa Business Corporation Act shall govern said effective date, shall be December 30, 1983.

  Executed on December 22, 1983.


                            TELEPHONE AND DATA SYSTEMS, INC.


                            By:  /s/ LeRoy T. Carlson
                                ---------------------------
                                LeRoy T. Carlson
                             Chairman and Chief Executive Officer


                              /s/ Michael G. Hron
                             -------------------------------
                             Michael G. Hron
                             Secretary

  STATE OF ILLINOIS  )
                     )    SS.
  COUNTY OF COOK     )



            On this 22nd day of December, A.D. 1983, before me a Notary Public in and for the State and County aforesaid, personally appeared LeRoy T. Carlson, to me personally known, who, being by me duly sworn, did say that he is the Chairman and Chief Executive Officer of Telephone and Data Systems, Inc., the corporation which executed the foregoing instrument; that the seal affixed to said instrument is the seal of Telephone and Data Systems, Inc.; that he signed and sealed such instrument on behalf of said corporation by authority of its Board of Directors; and that he acknowledged said instrument to be the voluntary act and deed of said corporation by it voluntarily executed and to be his voluntary act and deed by him voluntarily executed.

            IN WITNESS WHEREOF, I have placed my hand and seal on the date aforesaid.




                              /s/ James M. O'Brien
                             -------------------------------
                                    Signature


                                     James M. O'Brien
                            --------------------------------
                                    Notary Public


                             Commission expires:

                                          4/25/87
                             --------------------------------

                  TELEPHONE AND DATA SYSTEMS, INC.


                STATEMENT OF CANCELLATION OF SHARES
              ---------------------------------------


            1.  (a)   The  name of  the corporation  is Telephone
  and Data Systems, Inc.

                (b) The effective date of its incorporation is March 18, 1968.

                (c) The original name of the corporation was Telephone Systems, Inc.


            2. By unanimous written consent of the Board of Directors, a copy of which is attached hereto, the following shares of the corporation were cancelled:

      Number      Class      Series             Par value
      -------     ------     -------            ---------

       756        Common      None                $1.00


            3. The aggregate number of issued shares, itemized by class and series, after giving effect to the cancellation is:

      Issued       Class     Series               Par value
      -------     -------   --------            -------------

    2,050,923      Common      None                  $1.00
        1,743      Preferred   Voting Series A  Without par value


            4.  The amount,  expressed in dollars, of  the stated
  capital  of  the   corporation  after  giving  effect   to  the
  cancellation is $2,225,223.00.


            IN WITNESS WHEREOF, the undersigned Corporation has caused this Statement of Cancellation of Shares to be executed by its duly elected President and Secretary, as of September
  25, 1971.



                             /s/ LeRoy T. Carlson
                            --------------------------------
                                President

  (CORPORATE SEAL)

                             /s/ Herbert S. Wander
                            --------------------------------
                                Secretary

  STATE OF ILLINOIS   )
                      )     SS
  COUNTY OF COOK      )


            I, Shirley M. Pauper, a Notary Public, do hereby certify that on the day of October 19, A.D. 1971, personally appeared before me Herbert S. Wander, who declared that he is the secretary of the corporation, executed the foregoing document, and being first duly sworn, acknowledged that he signed the foregoing document in the capacity therein set forth and declared that the statements therein contained are true.

            IN WITNESS WHEREOF, I have hereunto set my hand and seal the day and year before written.


                             /s/ Shirley M. Pauper
                            --------------------------------
                                Notary Public
  (Notarial Seal)

                  TELEPHONE AND DATA SYSTEMS, INC.


            INFORMAL DIRECTORS' ACTION UNDER SECTION 140
                OF THE IOWA BUSINESS CORPORATION ACT


            The undersigned, being all the directors of

                 TELEPHONE AND DATA SYSTEMS, INC.,

  an Iowa corporation,  do hereby declare and  state, pursuant to
  Section 140 of The Iowa  Business Corporation Act, as  amended,
  that  they   consent  to   and  hereby   adopt  the   following
  resolutions and take the following action:

            RESOLVED, that 32 shares of the Common Stock of the Corporation represented by certificate number CO 405 be and the same are hereby cancelled and the attached Statement of Cancellation of Shares be and the same is hereby adopted.

            FURTHER RESOLVED, that the shares so cancelled shall be restored to the status of authorized but unissued shares.

            FURTHER  RESOLVED,   that   the   officers   of   the
      Corporation be and the same are hereby directed to do and perform all acts necessary for the proper cancellation of such shares.


            IN WITNESS WHEREOF, we have hereunto set our hands and seal this 30th day of April, 1974.



    /s/ Rudolph Hornacek                    /s/ LeRoy T. Carlson
  --------------------------              ----------------------
        Rudolph Hornacek                        LeRoy T. Carlson


    /s/ K.C. August                         /s/ M.E. Putnam
  --------------------------              ----------------------
        K.C. August                             M.E. Putnam


    /s/ Herbert S. Wander                   /s/ Lester O. Johnson
  --------------------------              -----------------------
        Herbert S. Wander                       Lester O. Johnson


    /s/ LeRoy T. Carlson, Jr.               /s/ William G. Vance
  ---------------------------             ----------------------
        LeRoy T. Carlson, Jr.                    William G. Vance

                  TELEPHONE AND DATA SYSTEMS, INC.


                STATEMENT OF CANCELLATION OF SHARES
               --------------------------------------



            1.  (a)   The  name of  the corporation  is Telephone
  and Data Systems, Inc.

                (b) The effective date of its incorporation is March 18, 1968.

                (c) The original name of the corporation was Telephone Systems, Inc.


            2. By unanimous written consent of the Board of Directors, a copy of which is attached hereto, the following shares of the corporation were cancelled:

      Number      Class      Series             Par value
      ------    ---------   ---------           ----------

        32        Common      None                $1.00


            3. The aggregate number of issued shares, itemized by class and series, after giving effect to the cancellation is:

      Issued       Class      Series               Par value
  ------------  ----------   ---------           -------------

    2,290,919      Common     None                    $1.00
        1,743      Preferred  Voting Series A   Without par value
        1,955      Preferred  Voting Series B   Without par value
        2,250      Preferred  Voting Series C   Without par value
        5,567      Preferred  Voting Series D   Without par value
       10,001      Preferred  Voting Series E   Without par value

            4.  The  amount, expressed in  dollars, of the stated
  capital  of  the   corporation  after  giving  effect   to  the
  cancellation is $23,906,132.

            IN WITNESS WHEREOF, the undersigned Corporation has caused this Statement of Cancellation of Shares to be executed by its duly elected President and Secretary, as of April 30, 1974.



                             /s/ LeRoy T. Carlson
                            ---------------------------
                                President

  (CORPORATE SEAL)

                             /s/ Herbert S. Wander
                            ---------------------------
                                Secretary


  STATE OF ILLINOIS   )
                      )     SS
  COUNTY OF COOK      )


            I, Mildred L. Upper, a Notary Public, do hereby certify that on the 30th day of April, A.D. 1974, personally appeared before me HERBERT S. WANDER, who declared that he is the Secretary of the corporation, executed the foregoing document, and being first duly sworn, acknowledged that he signed the foregoing document in the capacity therein set forth and declared that the statements therein contained are true.

            IN WITNESS WHEREOF, I have hereunto set my hand and seal the day and year before written.


                             /s/ Mildred L. Upper
                            --------------------------
                                Notary Public

  (Notarial Seal)

                  TELEPHONE AND DATA SYSTEMS, INC.


                STATEMENT OF CANCELLATION OF SHARES
                ------------------------------------



            1.  (a)   The  name of  the corporation  is Telephone
  and Data Systems, Inc.

                (b) The effective date of its incorporation is March 18, 1968.

                (c) The original name of the corporation was Telephone Systems, Inc.


            2. By unanimous written consent of the Board of Directors, a copy of which is attached hereto, the following shares of the corporation were cancelled:

      Number      Class      Series             Par value
      -------   --------    --------            ----------

       348        Preferred        A            Without par value


            3. The aggregate number of issued shares, itemized by class and series, after giving effect to the cancellation is:

      Issued       Class     Series               Par value
      -------     -------   ----------          ------------

    2,296,934      Common     None                 $1.00
        1,395      Preferred  Voting Series A  Without par value
        1,955      Preferred  Voting Series B  Without par value
        2,250      Preferred  Voting Series C  Without par value
        5,567      Preferred  Voting Series D  Without par value
       10,001      Preferred  Voting Series E  Without par value
        3,000      Preferred  Voting Series F  Without par value

            4.  The amount,  expressed in dollars, of  the stated
  capital  of  the   corporation  after  giving  effect   to  the
  cancellation is $4,713,734.

            IN WITNESS WHEREOF, the undersigned Corporation has caused this Statement of Cancellation of Shares to be executed by its duly elected President and Secretary, as of October 1, 1974.



                             /s/ LeRoy T. Carlson
                            ----------------------------------
                                President

  (CORPORATE SEAL)

                             /s/ Herbert S. Wander
                            ----------------------------------
                                Secretary


  STATE OF ILLINOIS   )
                      )     SS
  COUNTY OF COOK      )


            I, Lynn M. Novotry, a Notary Public, do hereby certify that on the 1st day of October, 1974, personally appeared before me HERBERT S. WANDER, who declared that he is the Secretary of the corporation, executed the foregoing document, and being first duly sworn, acknowledged that he signed the foregoing document in the capacity therein set forth and declared that the statements therein contained are true.

            IN WITNESS WHEREOF, I have hereunto set my hand and seal the day and year before written.


                             /s/ Lynn M. Novotry
                            ----------------------------------
                                Notary Public

  (Notarial Seal)

                  TELEPHONE AND DATA SYSTEMS, INC.

                STATEMENT OF CANCELLATION OF SHARES
              ---------------------------------------


      1. (a) The name of the corporation is Telephone and Data Systems, Inc.

            (b) The effective date of its incorporation is March 18, 1968.

            (c) The original name of the corporation was Telephone Systems, Inc.


      2.    By  unanimous   written  consent  of   the  Board  of
  Directors, a copy of which is attached hereto, the following shares of the corporation were cancelled:

     Number         Class           Series        Par Value

        2           Common          None          $1.00 per share
      250           Preferred        C            No  par value

     3. The aggregate number of issued shares, itemized by class and series, after giving effect to the cancellation is:

    Issued        Class          Series         Par Value

   2,820,693     Common       None              $1.00
       1,395     Preferred    Voting Series A   Without par value
       1,955     Preferred    Voting Series B   Without par value
       2,000     Preferred    Voting Series C   Without par value
       5,567     Preferred    Voting Series D   Without par value
      10,001     Preferred    Voting Series E   Without par value
       3,000     Preferred    Voting Series F   Without par value
       1,368     Preferred    Voting Series G   Without par value
       3,947     Preferred    Voting Series H   Without par value
      12,000     Preferred    Voting Series I   Without par value
      10,000     Preferred    Voting Series J   Without par value

     4. The amount, expressed in dollars, of the stated capital of the corporation after giving effect to the cancellation is $7,943,993.

          IN WITNESS WHEREOF, the undersigned Corporation has caused this Statement of Cancellation of Shares to be executed by its duly elected President and Secretary, as of June 26, 1978.



                                     /s/ LeRoy T. Carlson
                              ----------------------------------
                                   President


  (Corporate Seal)
                                     /s/ Michael G. Hron
                              ----------------------------------
                                   Secretary


  STATE OF ILLINOIS )
                    )  SS
  COUNTY OF COOK    )


          I, Charlene Anderson, a Notary Public, do hereby certify that on the 26th day of June, 1978, personally appeared before me HERBERT S. WANDER, who declared that he is the Secretary of the corporation, executed the foregoing document, and being first duly sworn, acknowledged that he signed the foregoing document in the capacity therein set forth and declared that the statements therein contained are true.

          IN WITNESS WHEREOF, I have hereunto set my hand and seal the day and year before written.


                                    /s/ Charlene Anderson
                              ----------------------------------
                                           Notary Public


  (Notarial Seal)

                                  Secretary of State Fee:  $10.00


           STATEMENT OF CANCELLATION OF REDEEMABLE SHARES
                                 OF
                  TELEPHONE AND DATA SYSTEMS, INC.
                ------------------------------------


  TO THE SECRETARY OF STATE
  OF THE STATE OF IOWA:


          Pursuant to the provisions of Section 64 of the Iowa Business Corporation Act, Chapter 496A, Code of Iowa, the undersigned corporation submits the following statement of cancellation by redemption of redeemable shares of the corporation.

          1.   The name of the  corporation is Telephone and Data
  Systems, Inc.*

          2. The effective date of incorporation was March 18, 1968.

          3. The number of redeemable shares cancelled through redemption is 552, itemized as follows:

     Class                    Series          Number of Shares

      Preferred                  H                  552
  --------------------   -----------------   ------------------

  --------------------   -----------------   ------------------

  --------------------   -----------------   ------------------

  --------------------   -----------------   ------------------

          4. The aggregate number of issued shares of the corporation, after giving effect to such cancellation is 3,367,158, itemized as follows:

     Class                  Series           Number of Shares
  ------------------     -------------       ----------------

  --------------------   -----------------   ------------------

                           SEE EXHIBIT A
  --------------------   -----------------   ------------------

  --------------------   -----------------   ------------------

   * (If the original corporate name is different from the present name, add the following: "The original name of the corporation was ____________________________________.")

          5.   The  amount   of   the  stated   capital  of   the
  corporation  after  giving  affect  to   such  cancellation  is
  $17,547,027.00.

          (Use the following if the Articles of Incorporation provide that the cancelled shares shall not be reissued.)

          6. The number of shares which the corporation has authority to issue, after giving effect to the cancellation, is 28,999,448 itemized as follows:

     Class                 Series              Number of Shares
     ------              -----------         -------------------
  Common                       None                25,000,000
  ----------------       -------------       -------------------
  Series A Common              None                 2,000,000
  ----------------       -------------       -------------------
  Preferred                   Various               1,999,448
  ----------------       -------------       -------------------

  Dated as of October 14, 1981.

                             TELEPHONE AND DATA SYSTEMS, INC.
                         ----------------------------------------
                                   (Name of corporation)

                         By:         /s/ LeRoy T. Carlson, Jr.
                              -----------------------------------
                                   LeRoy T. Carlson, Jr.,
                                   Its President (Note 1)

                         By:         /s/ Michael G. Hron
                              -----------------------------------
                                   Michael G. Hron,
                                   Its Secretary  (Note 1)
  STATE OF ILLINOIS      )
                         )  SS
  COUNTY OF COOK         )

          On this 2nd day of March, 1982, before me, a Notary Public in and for said County, personally appeared LeRoy T. Carlson, Jr., to me known, who being by me duly sworn, did say that he is President of said corporation; that (the seal affixed to said instrument is the seal of said corporation) and that said instrument was signed and sealed on behalf of the said corporation by authority of its Board of Directors, and the said LeRoy T. Carlson, Jr., acknowledged the execution of said instrument to be the voluntary act and deed of said corporation by it voluntarily executed.

                              /s/ LeRoy T. Carlson, Jr.
                            ---------------------------------
                            LeRoy T. Carlson, Jr. (Note 1)

                             /s/ Christina Miller
                            ----------------------------------
                                   Notary Public in and for the
                                        State of Iowa
                                       Christina Miller
  Notes:  1.  Type or print name under signatures.

                             EXHIBIT A
                             ---------

                                          Par Value per share or
             Series                       statement that shares
   Class    (If Any)    Number of Shares  are without par value
  --------  ---------  ------------------ ----------------------

  Common       None       2,620,254             $1.00

  Series A     None         603,673             $1.00

  Preferred     A             1,395     Without par value

  Preferred     B             1,955     Without par value

  Preferred     C             1,000     Without par value

  Preferred     D             5,567     Without par value

  Preferred     E            10,001     Without par value

  Preferred     F             3,000     Without par value

  Preferred     G             1,368     Without par value

  Preferred     H             3,395     Without par value

  Preferred     I            11,800     Without par value

  Preferred     J            10,000     Without par value

  Preferred     K            19,000     Without par value

  Preferred     L             3,750     Without par value

  Preferred     M            60,000     Without par value

  Preferred     N            11,000     Without par value
                         -----------
               Total      3,367,158

                    STATEMENT OF CANCELLATION OF
                         REDEEMABLE SHARES
                 PURSUANT TO SECTION 496A.64 OF THE
             IOWA BUSINESS CORPORATION ACT, AS AMENDED


          The undersigned, as the President and Secretary, respectively, of Telephone and Data Systems, Inc., an Iowa corporation, hereby make this statement pursuant to Section 496A.64 of the Iowa Business Corporation Act, as amended:


          1.   The name of the  corporation is Telephone and Data
  Systems, Inc., which was incorporated March 16, 1968, under the name of Telephone Systems, Inc.

          2. The following number of shares have been redeemed by the corporation:

                                                Number of Shares
          Class               Series                Redeemed
          -----               ------            -----------------

          Preferred             A                           348
          Preferred             H                         1,348
          Preferred             K                        10,856
          Preferred             M                        24,000
          Preferred             N                           786
                                                         -------
                              TOTAL                      37,338


          3. After giving effect to the cancellations described above, the aggregate number of issued shares, itemized by class and series, is as follows:

          Class               Series            Number of Shares
          ------              ------            ----------------

          Common                --                  11,864,728
          Series A Common       --                   4,423,411
          Preferred             A                        1,395
          Preferred             B                        1,955
          Preferred             D                          646
          Preferred             G                        1,368
          Preferred             H                        2,599
          Preferred             K                        8,144
          Preferred             M                       36,000
          Preferred             N                       10,214
          Preferred             O                        1,083
          Preferred             P                       11,662
          Preferred             S                        7,134
          Preferred             T                       14,027
          Preferred             W                        8,500
          Preferred             X                        1,700
          Preferred             Y                          502

          Preferred             Z                        1,513
          Preferred             AA                      13,464
          Preferred             CC                       6,000
                                                   -----------
                              TOTAL                 16,416,045
                                                   ===========

          4. After giving effect to the cancellation described above, the stated capital of the corporation is as follows:

          Common Shares, par value $1 per share;       11,864,728
          issued and outstanding 11,864,728 shares

          Series A Common Shares, par value $1 per      4,423,411
          share; issued and outstanding 4,423,411
          shares

          5.   After giving effect to the cancellations described
  above,  the  number   of  shares  which  the   corporation  has
  authority to issue, itemized by class and series, is as follows:

          Class               Series         Number of Shares
          -----               ------         -----------------

          Common                --           50,000,000

          Series A Common       --           25,000,000

          Preferred Shares,
          Issuable in Series                  1,962,662


          IN WITNESS WHEREOF, the undersigned have executed this Statement of Cancellation as of the 24th day of June, 1988.

                              TELEPHONE AND DATA SYSTEMS, INC.



                              By:    /s/ LeRoy T. Carlson, Jr.
                                   ----------------------------
                                   LeRoy T. Carlson, Jr.,
                                   President



                              By:    /s/ Michael G. Hron
                                   ----------------------------
                                   Michael G. Hron, Secretary




            Signature Page to Statement of Cancellation

  STATE OF ILLINOIS      )
                         )    SS
  COUNTY OF COOK         )

          On this 21st day of June, 1988, before me, a Notary Public in and for said County, personally appeared Michael G. Hron, to me personally known, who being by me duly sworn, did say that he is the Secretary of Telephone and Data Systems, Inc., an Iowa corporation, that the seal affixed to this instrument is the seal of the corporation and that said instrument was signed and sealed on behalf of the corporation by authority of its Board of Directors and the said Secretary acknowledged the execution of said instrument to be the voluntary act and deed of said corporation by it voluntarily executed.



                                     /s/ Joanne J. Busha
                                   --------------------------
                                          Joanne J. Busha
                                           Notary Public


          My Commission expires:     8/12/89
                                   ------------

                     TELEPHONE SYSTEMS, INC.

               -----------------------------------

         Statement of Designation, Preferences and Rights
                                of
            $6.00 Cumulative Voting Series A Preferred
      Stock, without par value, Stated Value $100 Per Share

               ------------------------------------


          1. The name of the corporation is TELEPHONE SYSTEMS, INC.

          2. A copy of the resolution of the board of directors establishing and designating the $6.00 Cumulative Voting Series A Preferred Stock and fixing and determining the relative rights and preferences thereof is attached hereto as Exhibit A and is made a part of this statement.

          3. The aforesaid resolution was adopted on January 1, 1969.

          4. The aforesaid resolution was duly adopted by the board of directors of TELEPHONE SYSTEMS, INC.


          IN WITNESS WHEREOF, we have hereunto subscribed our names and affixed the seal of said corporation this first day of January, 1969.



                                    /s/ LeRoy T. Carlson
                              ----------------------------------
                                             President



                                    /s/ Herbert S. Wander
                              ----------------------------------
                                             Secretary

STATE OF ILLINOIS   )
                    )    SS.
COUNTY OF COOK      )


          I, Barbara J. Knowski, a Notary Public, do hereby certify that on the first day of January A.D., 1969, personally appeared before me Herbert S. Wander, who declared that he is the secretary of the corporation, executed the foregoing document, and being first duly sworn, acknowledged that he signed the foregoing document in the capacity therein set forth and declared that the statements therein contained are true.

          IN WITNESS WHEREOF, I have hereunto set my hand and seal the day and year before written.


                                     /s/  Barbara  J.  Knowski
                              --------------------------------
                                           Notary Public

[Notarial Seal]

                            EXHIBIT A


          FURTHER RESOLVED, that pursuant to the authority expressly granted to and vested in the board of directors of the Corporation by the Articles of Incorporation, the board of directors hereby creates and authorizes the issuance of a series of the preferred stock of the Corporation to consist originally of 1,743 shares and hereby fixes the designations, powers and preferences and the qualifications, limitations or restrictions thereof as follows:

          (a) Designation - The designation of the preferred stock created by this resolution shall be "$6.00 Cumulative Voting Series A Preferred Stock" (hereinafter referred to as "Series A Preferred Stock"). The Series A Preferred Stock shall have no par value but shall have a stated value of $100.00.

          (b) Dividends - The holders of the Series A Preferred Stock shall be entitled to receive, when and as declared by the board of directors of the Corporation, out of any assets of the Corporation available for dividends pursuant to the laws of the State of Iowa, preferential dividends at the rate of six dollars ($6.00) per annum per share and no more. The dividends, when payable, shall be paid quarterly on the first days of January, April, July, and October in each year, before any dividends shall be declared or paid upon or set apart for the common stock of the Company for that year. Such dividends upon the preferred stock shall be cumulative from the date of issue thereof so that if dividends for any past dividend period at the rate of six dollars ($6.00) per annum shall not have been paid thereon or declared and a sum sufficient for payment thereof set apart, the deficiency shall be fully paid or set apart but without interest, before any dividend shall be paid upon or set apart for the common stock. Whenever the full dividend upon the preferred stock for all past dividend periods shall have been paid and the full dividend thereon for the then current dividend period shall have been paid or declared and a sum sufficient for the payment thereof set apart, dividends upon the common stock may be declared by the board of directors out of the remainder of the assets available therefor.

          (c) Redemption - The Corporation may, at the option of the board of directors, redeem the whole or any part of the outstanding Series A Preferred Stock at any time after January 3, 1974. If such redemption is made, the holders of any shares of Series A Preferred Stock redeemed shall be entitled to receive:

          $105.00 per share if redeemed on or before January 3, 1975;

          $104.50 if redeemed after January 3, 1975 but on or before January 3, 1976;

          $104.00 if redeemed after January 3, 1976 but on or before January 3, 1977;

          $103.50 if redeemed after January 3, 1977 but on or before January 3, 1978;

          $103.00 if redeemed after January 3, 1978 but on or before January 3, 1979;

          $102.50 if redeemed after January 3, 1979 but on or before January 3, 1980;

          $102.00 if redeemed after January 3, 1980 but on or before January 3, 1981;

          $101.50 if redeemed after January 3, 1981 but on or before January 3, 1982;

          $101.00 if redeemed after January 3, 1982 but on or before January 3, 1983;

          $100.50 if redeemed after January 3, 1983 but on or before January 3, 1984;

          $100.00 if redeemed after January 3, 1984;

plus an amount equal to all dividends accrued and unpaid to the redemption date.

          Notice of election to redeem shall be mailed to each holder of stock to be redeemed not less than thirty (30) days prior to the date upon which the stock is to be redeemed. In case less than all of the outstanding Series A Preferred Stock is to be redeemed, the amount to be redeemed and the method of effecting such redemption, whether by lot or pro rata or otherwise, may be determined by the board of directors. If on or before the redemption date named in such notice, the funds necessary for such redemption shall have been set aside by the Corporation so as to be available for payment on demand to the holders of the preferred stock so called for redemption, then, notwithstanding that any certificate of the preferred stock so called for redemption shall not have been surrendered for cancellation, the dividends thereon shall cease to accrue from and after the date of redemption so designated, and all rights with respect to such preferred stock so called for redemption, including any right to vote or otherwise participate in the determination of any proposed corporate action, shall forthwith after such redemption date cease and determine, except only the right of the holder to receive the redemption price therefor, but without interest. Stock redeemed pursuant to the provisions hereof or any Series A Preferred Stock purchased or otherwise acquired shall not be reissued but shall be cancelled and proceedings shall be taken in the manner prescribed by statute to reduce the shares accordingly.

          (d) Voting Rights - The holders of the shares of Series A Preferred Stock shall be entitled to one vote for each share of such stock standing in the name of the holder on the books of the Corporation and shall vote together with the holders of the common stock of the Corporation as one class.

          (e) Pre-emptive Rights - No holder of any shares of Series A Preferred Stock shall have any pre-emptive right to subscribe for or acquire additional shares of the Corporation of the same or any other class, whether such shares be hereby or hereafter authorized; and no holder of Series A Preferred Stock shall have any pre-emptive right to acquire any shares which may be held in the treasury of the Corporation; all such additional or treasury shares may be sold for such consideration at such time and to such person or persons as the board of directors may from time to time determine.

          (f) Liquidation Rights - In the event of any liquidation, dissolution or winding up of the affairs of the Corporation, whether voluntary or involuntary, the holders of the Series A Preferred Stock shall be entitled, before any assets of the Corporation shall be distributed among or paid over to the holders of the common stock, to receive out of the assets of the Company $100.00 per share of Series A Preferred Stock. If upon any such dissolution, liquidation or winding up, the assets of the Corporation available for payment to stockholders are not sufficient to make payment in full to the holders of the Series A Preferred Stock, payment shall be made to such holders ratably in accordance with the number of shares held by them and, in case there shall then be more than one series of the Preferred Stock ratably in accordance with the respective distributive amount to which such holders shall be entitled.


                            * * * * *

                 TELEPHONE AND DATA SYSTEMS, INC.

                ----------------------------------

         Statement of Designation, Preferences and Rights
                                of
           $7.00 Cumulative, Convertible and Redeemable
                Voting Series AA Preferred Shares,
        without par value, Stated Value $100.00 Per Share
               ------------------------------------


          1.   The name of the  corporation is TELEPHONE AND DATA
SYSTEMS, INC.

          2. A copy of the resolution of the Board of Directors establishing and designating the $7.00 Cumulative, Convertible and Redeemable Voting Series AA Preferred Shares and fixing and determining the relative rights and preferences thereof is attached hereto as Exhibit A (as adjusted to reflect the three-for-two stock split issued by the corporation on March 17, 1988) and is made a part of this statement.

          3.   The aforesaid resolution was adopted as of January
4, 1988.

          4. The aforesaid resolution was duly adopted by the Board of Directors of TELEPHONE AND DATA SYSTEMS, INC.

          IN WITNESS WHEREOF, we have hereunto subscribed our names and affixed the seal of this corporation this 16th day of May, 1988.

                              TELEPHONE AND DATA SYSTEMS, INC.


                              By: /s/ LeRoy T. Carlson, Jr.
                              -------------------------------
                              LeRoy T. Carlson, Jr., President


                              By: /s/ Michael  G. Hron
                              -------------------------------
                              Michael G. Hron, Secretary

                                                        EXHIBIT A

         STATEMENT OF DESIGNATION, PREFERENCES AND RIGHTS
                                OF
            $7.00 CUMULATIVE, CONVERTIBLE, REDEEMABLE
              AND VOTING SERIES AA PREFERRED SHARES
              -------------------------------------


          RESOLVED, that pursuant to the authority expressly granted to and vested in the board of directors of the Corporation by the Articles of Incorporation of the Corporation, the board of directors hereby creates and authorizes the issuance of a series of the Preferred Shares of the Corporation to consist originally of Thirteen Thousand Four Hundred Sixty-Four (13,464) shares, and hereby fixes the designation and the relative rights and preferences thereof as follows:

          (a) Designation - The designation of the series of Preferred Shares created by this resolution shall be "$7.00 Cumulative, Convertible, Redeemable and Voting Series AA Preferred Shares" (hereinafter referred to as the "Series AA Preferred Shares"). The Series AA Preferred Shares shall have no par value but shall have a stated value of $100.00 per share.

          (b) Dividends - The rate of dividend payable upon Series AA Preferred Shares shall be seven and 00/100 dollars
($7.00) per share per annum.  Such dividends shall be cumulative.

          (c)  Redemption -

               (1) After the tenth anniversary of their issuance, the Corporation may, at its option, at any time redeem all or a portion of the then outstanding Series AA Preferred Shares for $100.00 per share, plus an amount equal to all accumulated and unpaid dividends thereon.

               (2) Notice of an election under the redemption provision in subparagraph (1) above shall be delivered to each holder of Series AA Preferred Shares to be redeemed at the address appearing on the records of the Corporation not less than thirty (30) days prior to the date upon which such stock is to be redeemed. If on the redemption date specified in such notice, the funds necessary for such redemption shall have been set aside by the Corporation so as to be available for payment on demand to the holder of Series AA Preferred Shares so called for redemption, then, notwithstanding that any certificate representing Series AA Preferred Shares so called for redemption shall not have been surrendered for cancellation, the dividends thereon shall cease to accrue from and after the date of such redemption so specified, and all rights with respect to such Series AA Preferred Shares so called for redemption, including any right to vote or otherwise participate in the determination of any proposed corporate action, shall forthwith after such redemption date cease and terminate, except only the right of the holder to receive the redemption price therefor, but without interest.

          (d)  Voting Rights -

               (1) With respect to all matters, each holder of Series AA Preferred Shares shall be entitled to one vote for each share of such stock standing in the name of the holder on the books of the Corporation.

               (2) With respect to the election of directors, the holders of Series AA Preferred Shares shall have class voting rights (voting together with the holders of (i) other Preferred Shares that are entitled to vote thereon and that were issued after October 31, 1981, and (ii) Series A Common Shares) to the extent provided in Article IV of the Articles of Incorporation of the Corporation.

          (e)  Conversion -

               (1) Commencing upon issuance and terminating the day before the fifth anniversary of the date of issuance, the then outstanding Series AA Preferred Shares may be converted, upon fifteen (15) days' written notice to six (6) Common Shares for each Series AA Preferred Share (after giving effect to the three-for-two stock split issued by the Corporation on March 17, 1988). On presentation and surrender to the Corporation at its offices of the certificate representing the Series AA Preferred Shares to be converted, the holder hereof shall be entitled to receive in exchange therefor certificates for the fully paid and non-assessable Common Shares of the Corporation at the rate aforesaid, all under suitable regulations to be prescribed by the board of directors of the Corporation. Conversion of Series AA Preferred Shares in the manner aforesaid shall not affect the right of the converting holder thereof to receive dividends accrued but unpaid thereon as of the dividend payment date immediately prior to conversion

               (2) The number of Common Shares into which each Series AA Preferred Share is convertible shall be subject to adjustment from time to time as set forth in clauses (A) and
     (B) of this subparagraph (2):

               (A)  In  case  the  Corporation  shall (i)  pay  a
          dividend on its Common Shares (in shares of the Corporation) (ii) subdivide its outstanding Common Shares, (iii) combine the outstanding Common Shares into a smaller number of shares or (iv) issue by reclassification of its Common Shares (whether pursuant to a merger or consolidation or otherwise) any shares of the Corporation, then the holder of each Series AA Preferred Share shall be entitled to receive upon the conversion of such share, the number of shares of the Corporation which he would have owned or would have been entitled to receive after the happening of any of the events described above had such share been converted immediately prior to the happening of such event. An adjustment made pursuant to this provision shall become effective retroactively with respect to conversions made subsequently to the record date in the case of a dividend, and shall become effective on the effective date in the case of a subdivision, combination or reclassification.

               (B) No adjustment in the conversion rate shall be required unless such adjustment would require an increase or decrease in such rate of at least one-tenth (1/10) of a Common Share; provided, however, that any adjustments which by reason of this clause (B) are not required to be made shall be carried forward and taken into account in any subsequent adjustment.

               (3) The Corporation shall at all times reserve and keep available out of its authorized Common Shares, solely for the purpose of issuance upon conversion of Series AA Preferred Shares as herein provided, such number of Common Shares as shall then be issuable upon the conversion of all outstanding Series AA Preferred Shares.

               (4) Fractional Common Shares shall not be issued upon conversion of Series AA Preferred Shares, nor shall cash adjustments be made for fractional shares upon such conversion.

               (5) For the purposes of this paragraph (f), the term "Common Shares" shall mean (A) the class of stock designated as the Common Shares of the Corporation at the date of these Amended Articles of Incorporation, or (B) any other class of stock resulting from successive changes or reclassifications of such class consisting solely of a change in par value, or a change from no par value to par value.

          (f)  Liquidation - The amount  payable upon each Series
AA  Preferred  Share  in   the  event  of  either  voluntary   or
involuntary liquidation shall be $100.00, plus a sum equal to the amount of all accumulated and unpaid dividends thereon.

                 TELEPHONE AND DATA SYSTEMS, INC.

                ----------------------------------

         Statement of Designation, Preferences and Rights
                                of
      $7.00 Cumulative Convertible Voting Series B Preferred
      Stock, without par value, Stated Value $100 Per Share

                ----------------------------------

          1.   The name of the  corporation is TELEPHONE AND DATA
SYSTEMS, INC.

          2. A copy of the resolution of the board of directors establishing and designating the $7.00 Cumulative Convertible Voting Series B Preferred Stock and fixing and determining the relative rights and preferences thereof is attached hereto as Exhibit A and is made a part of this statement.

          3.   The  aforesaid resolution  was adopted  on October
14, 1971.

          4. The aforesaid resolution was duly adopted by the board of Directors of TELEPHONE AND DATA SYSTEMS, INC.

          IN WITNESS WHEREOF, we have hereunto subscribed our names and affixed the seal of said corporation this 14th day of October, 1971.

                              TELEPHONE AND DATA SYSTEMS, INC.



[SEAL]                         /s/ Lester O. Johnson
                         ----------------------------------
                                      Vice President



                               /s/ Herbert S. Wander
                         ----------------------------------
                                         Secretary

STATE OF ILLINOIS   )
                    )    SS.
COUNTY OF COOK      )


          On this 14th day of October, A.D. 1971, before me, a Notary Public, in and for said county, personally appeared Herbert S. Wander, who being by me duly sworn, did say that he is the secretary of said corporation, that the seal affixed to said instrument is the seal of said corporation and that said instrument was signed and sealed on behalf of the said corporation by authority of its board of directors and the said Herbert S. Wander acknowledged the execution of said instrument to be the voluntary act and deed of said corporation by it voluntarily executed.

          IN WITNESS WHEREOF, I have hereunto set my hand and seal the day and year before written.


                                     /s/ Notary Public
                         ----------------------------------
                                           Notary Public

[Notarial Seal]

          RESOLVED, that pursuant to the authority expressly granted to and vested in the board of directors of the Corporation by the Articles of Incorporation, the board of directors hereby creates and authorizes the issuance of a second series of the preferred stock of the Corporation to consist originally of 2,450 shares and hereby fixes the designations, powers and preferences and the qualifications, limitations or restrictions thereof as follows:

          (a) Designation - The designation of the preferred stock created by this resolution shall be "$7.00 Cumulative Convertible Voting Series B Preferred Stock" (hereinafter referred to as "Series B Preferred Stock"). The Series B Preferred Stock shall have no par value but shall have a stated value of $100.00.

          (b) Dividends - The holders of the Series B Preferred Stock shall be entitled to receive, when and as declared by the board of directors of the Corporation, out of any assets of the Corporation available for dividends pursuant to the laws of the State of Iowa, preferential dividends at the rate of seven dollars ($7.00) per annum per share and no more. The dividends, when payable, shall be paid quarterly on the first days of March, June, September and December in each year, before any dividends shall be declared or paid upon or set apart for the common stock of the Company for that year. Such dividends upon the Series B Preferred Stock shall be cumulative from the date of issue thereof so that if dividends for any past dividend period at the rate of seven dollars ($7.00) per annum shall not have been paid thereon or declared and a sum sufficient for payment thereof set apart, the deficiency shall be fully paid or set apart but without interest, before any dividend shall be paid upon or set apart for the common stock. Provided, however, that no dividends shall be declared on the shares of any series of preferred stock for any dividend period unless the full dividend for all prior dividend periods shall have been declared or shall be declared at the same time upon all preferred stock outstanding during such prior dividend periods, and further provided, that no dividends shall be declared on the shares of any series of preferred stock unless a dividend for the same period shall be declared at the same time upon all preferred stock outstanding during said period in like proportion to the dividend rate upon such shares. Whenever the full dividend upon all the preferred stock for all past dividend periods shall have been paid and the full dividend thereon for the then current dividend period shall have been paid or declared and a sum sufficient for the payment thereof set apart, dividends upon the common stock may be declared by the board of directors out of the remainder of the assets available therefor.

          (c) Redemption - The Corporation may, at the option of the board of directors, redeem the whole or any part of the outstanding Series B Preferred Stock at any time commencing five years after the date of issuance. If such redemption is made, the holders of any shares of Series B Preferred Stock redeemed shall be entitled to receive $100 per share plus an amount equal to all dividends accrued and unpaid to the redemption date.

          Notice of election to redeem shall be mailed to each holder of Series B Preferred Stock to be redeemed not less than thirty (30) days prior to the date upon which such stock is to be redeemed. In case less than all of the outstanding Series B Preferred Stock is to be redeemed, the amount to be redeemed and the method of effecting such redemption, whether by lot or pro rata or otherwise, may be determined by the board of directors. If on or before the redemption date named in such notice, the funds necessary for such redemption shall have been set aside by the Corporation so as to be available for payment on demand to the holders of the Series B Preferred Stock so called for redemption, then, notwithstanding that any certificate of the Series B Preferred Stock so called for redemption shall not have been surrendered for cancellation, the dividends thereon shall cease to accrue from and after the date of redemption so designated, and all rights with respect to such Series B Preferred Stock so called for redemption, including any right to vote or otherwise participate in the determination of any proposed corporate action, shall forthwith after such redemption date cease and terminate, except only the right of the holder to receive the redemption price therefor, but without interest. Stock redeemed pursuant to the provisions hereof or any Series B Preferred Stock purchased or otherwise acquired shall not be reissued but shall be cancelled and proceedings shall be taken in the manner prescribed by statute to reduce the shares accordingly.

          (d) Voting Rights - The holders of the shares of Series B Preferred Stock shall be entitled to one vote for each share of such stock standing in the name of the holder on the books of the Corporation and shall vote together with the holders of the common stock and the holders of other series of the preferred stock of the Corporation as one class.

          (e) Pre-emptive Rights - No holder of any shares of Series B Preferred Stock shall have any pre-emptive right to subscribe for or acquire additional shares of the Corporation of the same or any other class or series, whether such shares be hereby or hereafter authorized; and no holder of Series B Preferred Stock shall have any pre-emptive right to acquire any shares which may be held in the treasury of the Corporation; all such additional or treasury shares may be sold for such consideration at such time and to such person or persons as the board of directors may from time to time determine.

          (f)  Conversion -

               (1) The Series B Preferred Stock shall be convertible into Common Stock as hereinafter provided, and, when and as so converted, such Series B Preferred Stock shall be cancelled and retired and shall not be reissued as such. Any holder of the Series B Preferred Stock may at any time prior to five years from the date of issuance convert such stock into full shares of the Common Stock of the Corporation at the rate of ten (10) shares of Common Stock for each share of Series B Preferred Stock. On presentation and surrender to the Corporation at its Offices of the certificates for shares of the Series B Preferred Stock to be converted, the holder of such stock shall be entitled to receive in exchange therefor certificates for shares of the fully paid and non-assessable Common Stock of the
     Corporation at the rate aforesaid, all under suitable regulations to be prescribed by the board of directors of the Corporation. Conversion of Series B Preferred Stock in the manner aforesaid shall not affect the right of the holder of such stock to receive dividends accrued but unpaid on such shares as of the dividend payment date immediately prior to conversion.

               (2) The number of shares of Common Stock into which each share of Series B Preferred Stock is convertible, shall be subject to adjustment from time to time as in subparagraphs (A) and (B) of this paragraph (2):

               (A)  In  case  the  Corporation shall  (1)  pay  a
          dividend on its Common Stock in shares of the Corporation, (2) subdivide its outstanding Common Stock, (3) combine the outstanding Common Stock into a smaller number of shares, or (4) issue by reclassification of its Common Stock (whether pursuant to a merger or consolidation or otherwise) any shares of the Corporation, then the holder of each share of Series B Preferred Stock shall be entitled to receive upon the conversion of such share, the number of shares of the Corporation which he would have owned or would have been entitled to receive after the happening of any of the events described above had such share been converted immediately prior to the happening of such event. An adjustment made pursuant to this provision shall become effective retroactively with respect to conversions made subsequent to the record date in the case of a dividend, and shall become effective on the effective date in the case of a subdivision, combination or reclassification.

               (B) No adjustment in the conversion rate shall be required unless such adjustment would require an increase or decrease in such rate of at least one-tenth of a common share; provided, however, that any adjustments which by reason of this subparagraph (B) are not required to be made shall be carried forward and taken into account in any subsequent adjustment.

               (3) The Corporation shall at all times reserve and keep available out of its authorized Common Stock, solely for the purpose of issue upon conversion of shares of Series B Preferred Stock as herein provided, such number of shares of Common Stock as shall then be issuable upon the conversion of all outstanding shares of Series B Preferred Stock.

               (4) Fractional shares of Common Stock shall not be issued upon conversion of Series B Preferred Stock nor shall cash adjustments be made for fractional shares upon such conversion.

               (5) For the purposes of this paragraph (f), the term "Common Stock" shall mean (A) the class of stock designated as the Common Stock of the Corporation at the date of these Restated Articles of Incorporation, or (B) any other class of stock resulting from successive changes or reclassifications of such Common Stock consisting solely of change in par value, or from par value to no par value, or from no par value to par value.

          (g) Liquidation Rights - In the event of any liquidation, dissolution or winding up of the affairs of the Corporation, whether voluntary or involuntary, the holders of the Series B Preferred Stock shall be entitled, before any assets of the Corporation shall be distributed among or paid over to the holders of the common stock, to receive out of the assets of the Company $100.00 per share of Series B Preferred Stock. If upon any such dissolution, liquidation or winding up, the assets of the Corporation available for payment to stockholders are not sufficient to make payment in full to the holders of the Series B Preferred Stock, payment shall be made to such holders ratably in accordance with the number of shares held by them and, in case there shall then be more than one series of the Preferred Stock outstanding at that time, ratably in accordance with the respective distributive amount to which such holders shall be entitled.

                 TELEPHONE AND DATA SYSTEMS, INC.

                ----------------------------------

         Statement of Designation, Preferences and Rights
                                of
                 $9.00 Cumulative and Convertible
                Voting Series BB Preferred Shares,
          without par value, Stated Value $100 Per Share

                ----------------------------------


          1.   The name of the  corporation is TELEPHONE AND DATA
SYSTEMS, INC.

          2. A copy of the resolution of the Board of Directors establishing and designating the $9.00 Cumulative and Convertible Voting Series BB Preferred Shares and fixing and determining the relative rights and preferences thereof is attached hereto as Exhibit A and is made a part of this statement.

          3. The aforesaid resolution was adopted as of June 3, 1988.

          4. The aforesaid resolution was duly adopted by the Board of Directors of TELEPHONE AND DATA SYSTEMS, INC.

          IN WITNESS WHEREOF, we have hereunto subscribed our names and affixed the seal of this corporation this 26th day of October, 1988.

                              TELEPHONE AND DATA SYSTEMS, INC.


                              By:   /s/  LeRoy T.  Carlson
                         ----------------------------------
                              LeRoy T. Carlson, President


                              By:   /s/ Bertram  T.  Ebzery
                         ----------------------------------
                              Bertram T. Ebzery,
                                Assistant Secretary
STATE OF ILLINOIS   )
                    )    SS:
COUNTY OF COOK      )

          On this 26th day of October, 1988, before me, a Notary Public, personally appeared LeRoy T. Carlson and Bertram T. Ebzery, who, being duly sworn, did say that they are Chairman and Assistant Secretary respectively of Telephone and Data Systems, Inc., and acknowledge the execution of the foregoing to be the voluntary act and deed of the corporation.

                     /s/ Betty Ann  Thornson
                    ----------------------------------
               Notary Public, My Commission Expires: 10/8/89

         STATEMENT OF DESIGNATION, PREFERENCES AND RIGHTS
                                OF
           $9.00 CUMULATIVE, CONVERTIBLE AND REDEEMABLE
                VOTING SERIES BB PREFERRED SHARES,
        WITHOUT PAR VALUE, STATED VALUE $100.00 PER SHARE
      ------------------------------------------------------

          RESOLVED, that pursuant to the authority expressly granted to and vested in the board of directors of the Corporation by the Articles of Incorporation, the board of directors hereby creates and authorizes the issuance of a series of the Preferred Shares of the Corporation to consist originally of Twenty Thousand (20,000) shares, and hereby fixes the designation, relative rights and preferences thereof as follows:

          (a) Designation - The designation of the series of Preferred Shares created by this resolution shall be $9.00 Cumulative, Convertible and Redeemable Voting Series BB Preferred Shares" (hereinafter referred to as the "Series BB Preferred Shares"). The Series BB Preferred Shares shall have no par value but shall have a stated value of $100.00 per share.

          (b) Dividends - The rate of dividend payable upon Series BB Preferred Shares shall be nine and no/100 dollars
($9.00) per share per annum.

          (c)  Redemption -

               (1)  Unless  the Series  BB Preferred  Shares have
     been converted, or written notice to convert has been received prior to the expiration of the conversion period set forth in paragraph (e) hereof, then commencing with the tenth anniversary of the issuance of the Series BB Preferred Shares and ending ten years thereafter, TDS may, at its sole option, at any time thereafter, redeem up to two thousand (2,000) shares per annum of the then outstanding Series BB Preferred Shares for $100.00 per share, plus an amount equal to all dividends accrued and unpaid thereon on the redemption date.

               (2) Notice of an election under the redemption provision in subparagraph (1) above shall be delivered to the Corporation not less than thirty (30) days prior to the date upon which such stock is to be redeemed. If on or before the redemption date specified in such notice, the funds necessary for such redemption shall have been set aside by the Corporation so as to be available for payment on demand to the holder of Series BB Preferred Shares so offered for redemption, then, notwithstanding that any certificate representing Series BB Preferred Shares so offered for redemption shall have not been so surrendered for cancellation, the dividends thereon shall cease to accrue from and after the date of such redemption so specified, and all rights with respect to such Series BB Preferred Shares so offered for redemption, including any right to vote or otherwise participate in the determination of any proposed corporate action, shall forthwith after such redemption date shall cease and terminate, except only the right of the holder to receive the redemption price therefor, but without interest.

          (d)  Voting Rights -

               (1) With respect to all matters, each holder of Series BB Preferred Shares shall be entitled to one vote for each share of such stock standing in the name of the holder on the books of the Corporation.

               (2) With respect to the election of directors, the holders of Series BB Preferred Shares shall have class voting rights (voting together with the holders of (i) other Preferred Shares that are entitled to vote thereon and that were issued after October 31, 1981, and (ii) Series A Common Shares) to the extent provided in Article IV of the Articles of Incorporation of the Corporation.

          (e)  Conversion -

               (1)  The  Series  BB  Preferred  Shares  shall  be
     convertible into the Corporation's Common Shares as hereinafter provided. Commencing upon issuance and terminating ten (10) years thereafter, the Series BB Preferred Shares may be converted, upon written notice to the Corporation, into Common Shares of the Corporation at the rate of six (6) Common Shares for each Series BB
     Preferred Share. On presentation and surrender to the Corporation at its offices of the certificate representing the Series BB Preferred Shares to be converted, the holder thereof shall be entitled to receive in exchange therefor certificates for the fully paid and non-assessable Common Shares of the Corporation at the rate aforesaid, all under suitable regulations to be prescribed by the board of directors of the Corporation. Conversion of Series BB Preferred Shares in the manner aforesaid shall not affect the right of the converting holder thereof to receive dividends accrued but unpaid thereon as of the dividend payment date immediately prior to conversion.

               (2) The number of Common Shares into which each Series BB Preferred Share is convertible shall be subject to adjustment from time to time as set forth in clauses (A) and
     (B) of this subparagraph (2):

               (A)  In  case  the  Corporation shall  (i)  pay  a
          dividend  on  its  Common   Shares  in  shares  of  the
          Corporation (ii) subdivide its outstanding Common Shares, (iii) combine the outstanding Common Shares into a smaller number of shares, or (iv) issue by reclassification of its Common Shares (whether pursuant to a merger or consolidation or otherwise) any shares of the Corporation, then the holder of each Series BB Preferred Share shall be entitled to receive upon the conversion of such share, the number of shares of the Corporation which he would have owned or would have been entitled to receive after the happening of any of the events described above had such share been converted immediately prior to the happening of such event. An adjustment made pursuant to this provision shall become effective retroactively with respect to conversions made subsequent to the record date in the case of a dividend, and shall become effective on the effective date in the case of a subdivision, combination or reclassification.

               (B) No adjustment in the conversion rate shall be required unless such adjustment would require an increase or decrease in such rate of at least one-tenth (1/10) of a Common Share; provided, however, that any adjustments which by reason of this clause (B) are not required to be made shall be carried forward and taken into account in any subsequent adjustment.

               (3) The Corporation shall at all times reserve and keep available out of its authorized Common Shares, solely for the purpose of issuance upon conversion of Series BB Preferred Shares as herein provided, such number of Common Shares as shall then be issuable upon the conversion of all outstanding Series BB Preferred Shares.

               (4) Fractional Common Shares shall not be issued upon conversion of Series BB Preferred Shares, nor shall cash adjustments be made for fractional shares upon such conversion.

               (5) For the purposes of this paragraph (e), the term "Common Shares" shall mean (A) the class of stock designated as the Common Shares of the Corporation at the date of these Amended Articles of Incorporation, or (B) any other class of stock resulting from successive changes or reclassifications of such class consisting solely of a change in par value, or a change from no par value to par value.

          (f)  Liquidation -  The amount payable upon each Series
BB   Preferred  Share  in  the   event  of  either  voluntary  or
involuntary liquidation shall be $100.00, plus a sum equal to the amount of all accumulated and unpaid dividends thereon.

                 TELEPHONE AND DATA SYSTEMS, INC.

                ----------------------------------

         Statement of Designation, Preferences and Rights
                                of
      $5.25 Cumulative Convertible Voting Series C Preferred
      Stock, without par value, Stated Value $100 Per Share

                ----------------------------------


          1.   The name of the  corporation is TELEPHONE AND DATA
SYSTEMS, INC.

          2. A copy of the resolution of the board of directors establishing and designating the $5.25 Cumulative Convertible Voting Series C Preferred Stock and fixing and determining the relative rights and preferences thereof is attached hereto as Exhibit A and is made a part of this statement.

          3. The aforesaid resolution was adopted on August 21, 1973.

          4. The aforesaid resolution was duly adopted by the board of directors of TELEPHONE AND DATA SYSTEMS, INC.

          IN WITNESS WHEREOF, we have hereunto subscribed our names and affixed the seal of said corporation this 21st day of August, 1973.

                              TELEPHONE AND DATA SYSTEMS, INC.



                              By  /s/  LeRoy T. Carlson
                         ----------------------------------
                                         President



                                  /s/  Herbert S.  Wander
                         ----------------------------------
                                         Secretary

STATE OF ILLINOIS   )
                    )    SS.
COUNTY OF COOK      )


          On this 21st day of August, A.D. 1973, before me, a Notary Public, in and for said county, personally appeared Herbert S. Wander, who, being by me duly sworn, did say that he is the Secretary of said corporation, that the seal affixed to said instrument is the seal of said corporation and that said instrument was signed and sealed on behalf of the said corporation by authority of its board of directors and the said Herbert S. Wander acknowledged the execution of said instrument to be the voluntary act and deed of said corporation by it voluntarily executed.

          IN WITNESS WHEREOF, I have hereunto set my hand and seal the day and year before written.


                          /s/ Marilyn Beals
                         ----------------------------------
                                 Notary Public

[Notary Seal]

          RESOLVED, that pursuant to the authority expressly granted to and vested in the board of directors of the Corporation by the Articles of Incorporation, the board of directors hereby creates and authorizes the issuance of a third series of the preferred stock of the Corporation to consist originally of 2,250 shares and hereby fixes the designations, powers and preferences and the qualifications, limitations or restrictions thereof as follows:

          (a) Designation - The designation of the preferred stock created by this resolution shall be $5.25 Cumulative Convertible Voting Series C Preferred Stock (hereinafter referred to as "Series C Preferred Stock"). The Series C Preferred Stock shall have no par value but shall have a stated value of $100.

          (b) Dividends - The holders of the Series C Preferred Stock shall be entitled to receive, when and as declared by the board of directors of the Corporation, out of any assets of the Corporation available for dividends pursuant to the laws of the State of Iowa, preferential dividends at the rate of five dollars and twenty-five cents ($5.25) per annum per share and no more. The dividends, when payable, shall be paid quarterly on the first days of March, June, September, and December in each year, before any dividends shall be declared or paid upon or set apart for the common stock of the Company for that year. Such dividends upon the Series C Preferred Stock shall be cumulative from the date of issue thereof so that if dividends for any past dividend period at the rate of five dollars and twenty-five cents ($5.25) per annum shall not have been paid thereon or declared and a sum sufficient for payment thereof set apart, the deficiency shall be fully paid or set apart but without interest, before any dividend shall be paid upon or set apart for the common stock. Provided, however, that no dividends shall be declared on the shares of any series of preferred stock for any dividend period unless the full dividend for all prior dividend periods shall have been declared or shall be declared at the same time upon all preferred stock outstanding during such prior dividend periods, and further provided, that no dividends shall be declared on the shares of any series of preferred stock unless a dividend for the same period shall be declared at the same time upon all preferred stock outstanding during said period in like proportion to the dividend rate upon such shares. Whenever the full dividend upon all the preferred stock for all past dividend periods shall have been paid and the full dividend thereon for the then current dividend period shall have been paid or declared and a sum sufficient for the payment thereof set apart, dividends upon the common stock may be declared by the board of directors out of the remainder of the assets available therefor.

          (c) Redemption - The Corporation may, at the option of the board of directors, redeem the whole or any part of the outstanding Series C Preferred Stock at any time commencing one year after the date of issuance. If such redemption is made, the holders of any shares of Series C Preferred Stock redeemed shall be entitled to receive $100 per share plus an amount equal to all dividends accrued and unpaid to the redemption date.

          Notice of election to redeem shall be mailed to each holder of Series C Preferred Stock to be redeemed not less than thirty (30) days prior to the date upon which such stock is to be redeemed. In case less than all of the outstanding Series C Preferred Stock is to be redeemed, the amount to be redeemed and the method of effecting such redemption, whether by lot or pro rata or otherwise, may be determined by the board of directors. If on or before the redemption date named in such notice, the funds necessary for such redemption shall have been set aside by the Corporation so as to be available for payment on demand to the holders of the Series C Preferred Stock so called for redemption then, notwithstanding that any certificate of the Series C Preferred Stock so called for redemption shall not have been surrendered for cancellation, the dividends thereon shall cease to accrue from and after the date of redemption so designated, and all rights with respect to such Series C Preferred Stock so called for redemption, including any right to vote or otherwise participate in the determination of any proposed corporate action, shall forthwith after such redemption date cease and terminate, except only the right of the holder to receive the redemption price therefor, but without interest. Stock redeemed pursuant to the provisions hereof or any Series C Preferred Stock purchased or otherwise acquired shall not be reissued but shall be cancelled and proceedings shall be taken in the manner prescribed by statute to reduce the shares accordingly.

          (d) Voting Rights - The holders of the shares of Series C Preferred Stock shall be entitled to one vote for each share of such stock standing in the name of the holder on the books of the Corporation and shall vote together with the holders of the common stock and the holders of other series of the preferred stock of the Corporation as one class.

          (e) Pre-emptive Rights - No holder of any shares of Series C Preferred Stock shall have any pre-emptive right to subscribe for or acquire additional shares of the Corporation of the same or any other class or series, whether such shares be hereby or hereafter authorized; and no holder of Series C Preferred Stock shall have any pre-emptive right to acquire any shares which may be held in the treasury of the Corporation; all such additional or treasury shares may be sold for such consideration at such time and to such person or persons as the board of directors may from time to time determine.

          (f)  Conversion -

               (1) The Series C Preferred Stock shall be convertible into Common Stock as hereinafter provided, and, when and as so converted, such Series C Preferred Stock shall be cancelled and retired and shall not be reissued as such. Any holder of the Series C Preferred Stock may at any time prior to December 31, 1983 convert such stock into full shares of the Common Stock of the Corporation at the rate of eight and one-half (8.5) shares of Common Stock for each share of Series C Preferred Stock. On presentation and surrender to the Corporation at its offices of the certificates for shares of the Series C Preferred Stock to be converted, the holder of such stock shall be entitled to receive in exchange therefor certificates for shares of the fully paid and non-assessable Common Stock of the
     Corporation at the rate aforesaid, all under suitable regulations to be prescribed by the board of directors of the Corporation. Conversion of Series C Preferred Stock in the manner aforesaid shall not affect the right of the holder of such stock to receive dividends accrued but unpaid on such shares as of the dividend payment date immediately prior to conversion.

               (2) The number of shares of Common Stock into which each share of Series C Preferred Stock is convertible, shall be subject to adjustment from time to time as in subparagraphs (A) and (B) of this paragraph (2):

               (A)  In  case  the  Corporation shall  (1)  pay  a
          dividend on its Common Stock in shares of the Corporation, (2) subdivide its outstanding Common Stock, (3) combine the outstanding Common Stock into a smaller number of shares, or (4) issue by reclassification of its Common Stock (whether pursuant to a merger or consolidation or otherwise) any shares of the Corporation, then the holder of each share of Series C Preferred Stock shall be entitled to receive upon the conversion of such share, the number of shares of the Corporation which he would have owned or would have been entitled to receive after the happening of any of the events described above had such share been converted immediately prior to the happening of such event. An adjustment made pursuant to this provision shall become effective retroactively with respect to conversions made subsequent to the record date in the case of a dividend, and shall become effective on the effective date in the case of a subdivision, combination or reclassification.

               (B) No adjustment in the conversion rate shall be required unless such adjustment would require an increase or decrease in such rate of at least one-tenth of a share of Common Stock; provided, however, that any adjustments which by reason of this subparagraph (B) are not required to be made shall be carried forward and taken into account in any subsequent adjustment.

               (3) The Corporation shall at all times reserve and keep available out of its authorized Common Stock, solely for the purpose of issue upon conversion of shares of Series C Preferred Stock as herein provided, such number of shares of Common Stock as shall then be issuable upon the conversion of all outstanding shares of Series C Preferred Stock.

               (4) Fractional shares of Common Stock shall not be issued upon conversion of Series C Preferred Stock nor shall cash adjustments be made for fractional shares upon such conversion.

               (5) For the purposes of this paragraph (f), the term "Common Stock" shall mean (A) the class of stock designated as the Common Stock of the Corporation at the date of these Restated Articles of Incorporation, or (B) any other class of stock resulting from successive changes or reclassifications of such Common Stock consisting solely of change in par value, or from par value to no par value, or from no par value to par value.

          (g) Liquidation Rights - In the event of any liquidation, dissolution or winding up of the affairs of the Corporation, whether voluntary or involuntary, the holders of the Series C Preferred Stock shall be entitled, before any assets of the Corporation shall be distributed among or paid over to the holders of the common stock, to receive out of the assets of the Company $100 per share of Series C Preferred Stock. If upon any such dissolution, liquidation or winding up, the assets of the Corporation available for payment to stockholders are not sufficient to make payment in full to the holders of the Series C Preferred Stock, payment shall be made to such holders ratably in accordance with the number of shares held by them and, in case there shall then be more than one series of the Preferred Stock outstanding at that time, ratably in accordance with the respective distributive amount to which such holders shall be entitled.

                 TELEPHONE AND DATA SYSTEMS, INC.

                ----------------------------------

         Statement of Designation, Preferences and Rights
                                of
           $6.00 Cumulative, Convertible and Redeemable
                Voting Series CC Preferred Shares,
        without par value, Stated Value $100.00 Per Share

                ----------------------------------


          1.   The name of the  corporation is TELEPHONE AND DATA
SYSTEMS, INC.

          2. A copy of the resolution of the Board of Directors establishing and designating the $6.00 Cumulative, Convertible and Redeemable Voting Series CC Preferred Shares and fixing and determining the relative rights and preferences thereof is attached hereto as Exhibit A and is made a part of this statement.

          3. The aforesaid resolution was adopted as of May 13, 1988.

          4. The aforesaid resolution was duly adopted by the Board of Directors of TELEPHONE AND DATA SYSTEMS, INC.

          IN WITNESS WHEREOF, we have hereunto subscribed our names and affixed the seal of this corporation this 31st day of May, 1988.

                              TELEPHONE AND DATA SYSTEMS, INC.


                              By    /s/  LeRoy T.  Carlson
                                   ---------------------------
                                   LeRoy T. Carlson, President


                              By    /s/ Michael G. Hron
                                   --------------------------
                                   Michael G. Hron, Secretary

                            EXHIBIT A

         STATEMENT OF DESIGNATION, PREFERENCES AND RIGHTS
                                OF
           $6.00 CUMULATIVE, CONVERTIBLE AND REDEEMABLE
                VOTING SERIES CC PREFERRED SHARES,
        WITHOUT PAR VALUE, STATED VALUE $100.00 PER SHARE
        --------------------------------------------------


          RESOLVED, that pursuant to the authority expressly granted to and vested in the board of directors of the Corporation by the Articles of Incorporation, the board of directors hereby creates and authorizes the issuance of a series of the Preferred Shares of the Corporation to consist originally of Six Thousand (6,000) shares, and hereby fixes the designation, relative rights and preferences thereof as follows:

          (a) Designation. The designation of the series of Preferred Shares created by this resolution shall be $6.00 Cumulative, Convertible and Redeemable Voting Series CC Preferred Shares (hereinafter referred to as the "Series CC Preferred Shares"). The Series CC Preferred Shares shall have no par value but shall have a stated value of $100.00 per share.

          (b)  Dividends.    The  rate of  dividend  payable upon
Series  CC  Preferred  Shares shall  be  six  and no/100  dollars
($6.00) per share per annum.

          (c) Convertibility. Commencing upon issuance and terminating on the day before the tenth anniversary thereof, the Series CC Preferred Shares shall be convertible upon 45 days written notice, into TDS Common Shares at the rate of three and one-half (3.5) Common Shares for each Series CC Preferred Share.

          The number  of Common Shares into  which each Preferred
Share is convertible shall be subject to adjustment from time to time as set forth below:

          In case TDS shall (i) pay a dividend on its Common Shares (in shares of TDS), (ii) subdivide its outstanding Common Shares, (iii) combine the outstanding Common Shares into a smaller number of shares, or (iv) issue by reclassification of its Common Shares (whether pursuant to a merger or consolidation or otherwise) any shares of TDS, then the holder of each Preferred Share shall be entitled to receive upon the conversion of such share, the number of shares of the Corporation which he or she would have owned or would have been entitled to receive after the happening of any of the events described above had such share been converted immediately prior to the happening of such event. An adjustment made pursuant to this provision shall become effective retroactively with respect to conversions made subsequently to the record date in the case of a dividend, and shall become effective on the effective date in the case of a subdivision, combination or reclassification. No adjustment in
                               -1-
the conversion rate shall be required unless such adjustment would require an increase or decrease in such rate of at least one-tenth (1/10) of a Common Share; provided, however, that any adjustments which by reason of this clause are not required to be made shall be carried forward and taken into account in any subsequent adjustment. Fractional Common Shares shall not be issued upon conversion of Preferred Shares, nor shall cash adjustments be made for fractional shares upon such conversion.

          (d)  Stated  Value.   Each  Series  CC Preferred  Share
shall have a stated value of $100.

          (e) Redeemability. The Series CC Preferred Shares shall be redeemable upon the second anniversary of their issuance, and for five years thereafter, at the election of the holder of Series CC Preferred Shares which election shall be made annually, TDS shall redeem on a pro-rata basis for each holder, up to twenty percent (20%) of the number of Series CC Preferred Shares issued and outstanding on each anniversary of their issuance without premium, upon payment of $100 per share. The right of redemption provided in the preceding sentence shall not be cumulative. In the event that a holder of Series CC Preferred Shares fails to exercise its right of redemption during any year, such right of redemption with respect to the Series CC Preferred Shares eligible for redemption during such year shall lapse. After the seventh anniversary of their issuance, the Series CC Preferred Shares outstanding may be redeemed at the election of TDS from time to time in whole or in part, without premium, upon payment of $100 per share. Notice of any redemption shall be mailed to each holder of Series CC Preferred Shares to be redeemed not less than thirty (30) days prior to the date upon which such stock is to be redeemed. If on or before the redemption date specified in such notice, the funds necessary for such redemption shall have been set aside by TDS so as to be available for payment on demand to the holders of Series CC Preferred Shares so called for redemption then, notwithstanding that any certificate representing Series CC Preferred Shares so called for redemption shall not have been surrendered for cancellation, the dividends thereon shall cease to accrue from and after the date of such redemption so specified, and all rights with respect to such Series CC Preferred Shares so called for redemption, including any right to vote or otherwise participate in the determination of any proposed corporate action, shall forthwith after such redemption date cease and terminate, except only the right of the holder to receive the redemption price therefor, but without interest.

          (f) Voting. The holders of Series CC Preferred Shares shall be entitled to one vote for each share of such stock standing in the name of the holder on the books of the TDS and shall vote together with the holders of the Series A Common Shares of TDS as one class with respect to the election of directors.

                 TELEPHONE AND DATA SYSTEMS, INC.

                ----------------------------------

         Statement of Designation, Preferences and Rights
                                of
      $6.00 Cumulative Convertible Voting Series D Preferred
      Stock, without par value, Stated value $100 Per Share

                ----------------------------------


          1.   The name of the  corporation is TELEPHONE AND DATA
SYSTEMS, INC.

          2. A copy of the resolution of the board of directors establishing and designating the $6.00 Cumulative Convertible Voting Series D Preferred Stock and fixing and determining the relative rights and preferences thereof is attached hereto as Exhibit A and is made a part of this statement.

          3.   The aforesaid  resolution was adopted  on November
21, 1973.

          4. The aforesaid resolution was duly adopted by the board of directors of TELEPHONE AND DATA SYSTEMS, INC.

          IN WITNESS WHEREOF, we have hereunto subscribed our names and affixed the seal of said corporation this 21st day of November, 1973.

                              TELEPHONE AND DATA SYSTEMS, INC.



[SEAL]                        By   /s/ William G. Vance
                                   --------------------------
                                       Vice President



                                  /s/ Herbert S. Wander
                                   --------------------------
                                         Secretary

STATE OF ILLINOIS   )
                    )    SS.
COUNTY OF COOK      )


          On this 21st day of November, A.D. 1973, before me, a Notary Public, in and for said county, personally appeared Herbert S. Wander, who, being by me duly sworn, did say that he is the secretary of said corporation, that the seal affixed to said instrument is the seal of said corporation and that said instrument was signed and sealed on behalf of the said corporation by authority of its board of directors and the said Herbert S. Wander acknowledged the execution of said instrument to be the voluntary act and deed of said corporation by it voluntarily executed.

          IN WITNESS WHEREOF, I have hereunto set my hand and seal the day and year before written.


                                    /s/ Mildred L. Upper
                                   --------------------------
                                           Notary Public

[Notarial Seal]

          RESOLVED, that pursuant to the authority expressly granted to and vested in the board of directors of the Corporation by the Articles of Incorporation, the board of directors hereby creates and authorizes the issuance of a fourth series of the preferred stock of the Corporation to consist originally of 5,561 shares and hereby fixes the designations, powers and preferences and the qualifications, limitations or restrictions thereof as follows:

          (a) Designation - The designation of the preferred stock created by this resolution shall be $6.00 Cumulative Convertible Voting Series D Preferred Stock (hereinafter referred to as "Series D Preferred Stock"). The Series D Preferred Stock shall have no par value but shall have a stated value of $100.

          (b) Dividends - The holders of the Series D Preferred Stock shall be entitled to receive, when and as declared by the board of directors of the Corporation, out of any assets of the Corporation available for dividends pursuant to the laws of the State of Iowa, preferential dividends at the rate of six dollars ($6.00) per annum per share and no more. The dividends, when payable, shall be paid quarterly on the first days of March, June, September, and December in each year, before any dividends shall be declared or paid upon or set apart for the common stock of the Company for that year. Such dividends upon the Series D Preferred Stock shall be cumulative from the date of issue thereof so that if dividends for any past dividend period at the rate of six dollars ($6.00) per annum shall not have been paid thereon or declared and a sum sufficient for payment thereof set apart, the deficiency shall be fully paid or set apart but without interest, before any dividend shall be paid upon or set apart for the common stock. Provided, however, that no dividends shall be declared on the shares of any series of preferred stock for any dividend period unless the full dividend for all prior dividend periods shall have been declared or shall be declared at the same time upon all preferred stock outstanding during said prior dividend periods, and further provided, that no dividends shall be declared on the shares of any series of preferred stock unless a dividend for the same period shall be declared at the same time upon all preferred stock outstanding during said period in like proportion to the dividend rate upon such shares. Whenever the full dividend upon all the preferred stock for all past dividend periods shall have been paid and the full dividend thereon for the then current dividend period shall have been paid or declared and a sum sufficient for the payment thereof set apart, dividends upon the common stock may be declared by the board of directors out of the remainder of the assets available therefor.

          (c) Redemption - The Corporation may, at the option of the board of directors, redeem the whole or any part of the outstanding Series D Preferred Stock at any time commencing ten years after the date of issuance. If such redemption is made, the holders of any shares of Series D Preferred Stock redeemed shall be entitled to receive $100 per share plus an amount equal to all dividends accrued and unpaid to the redemption date.

          Notice of election to redeem shall be mailed to each holder of Series D Preferred Stock to be redeemed not less than thirty (30) days prior to the date upon which such stock is to be redeemed. In case less than all of the outstanding Series D Preferred Stock is to be redeemed, the amount to be redeemed and the method of effecting such redemption, whether by lot or pro rata or otherwise, may be determined by the board of directors. If on or before the redemption date named in such notice, the funds necessary for such redemption shall have been set aside by the Corporation so as to be available for payment on demand to the holders of the Series D Preferred Stock so called for redemption then, notwithstanding that any certificate of the Series D Preferred Stock so called for redemption shall not have been surrendered for cancellation, the dividends thereon shall cease to accrue from and after the date of redemption so designated, and all rights with respect to such Series D Preferred Stock so called for redemption, including any right to vote or otherwise participate in the determination of any proposed corporate action, shall forthwith after such redemption date cease and terminate, except only the right of the holder to receive the redemption price therefor, but without interest. Stock redeemed pursuant to the provisions hereof or any Series D Preferred Stock purchased or otherwise acquired shall not be reissued but shall be cancelled and proceedings shall be taken in the manner prescribed by statute to reduce the shares accordingly.

          (d) Voting Rights - The holders of the shares of Series D Preferred Stock shall be entitled to one vote for each share of such stock standing in the name of the holder on the books of the Corporation and shall vote together with the holders of the common stock and the holders of other series of the preferred stock of the Corporation as one class.

          (e) Pre-emptive Rights - No holder of any shares of Series D Preferred Stock shall have any pre-emptive right to subscribe for or acquire additional shares of the Corporation of the same or any other class or series, whether such shares be hereby or hereafter authorized; and no holder of Series D Preferred Stock shall have any pre-emptive right to acquire any shares which may be held in the treasury of the Corporation; all such additional or treasury shares may be sold for such consideration at such time and to such person or persons as the board of directors may from time to time determine.

          (f)  Conversion -
               ----------

               (1) The Series D Preferred Stock shall be convertible into Common Stock as hereinafter provided and, when and as so converted, such Series D Preferred Stock shall be cancelled and retired and shall not be reissued as such. Any holder of the Series D Preferred Stock may at any time commencing two (2) years and terminating upon the expiration of ten (10) years from the date of issuance convert such stock into full shares of the Common Stock of the Corporation at the rate of ten (10) shares of Common Stock for each share of Series D Preferred Stock. On presentation and surrender to the Corporation at its offices of the certificates for shares of the Series D Preferred Stock to be converted, the holder of such stock shall be entitled to receive in exchange therefor certificates for shares of the fully paid and non-assessable Common Stock of the Corporation at the rate aforesaid, all under suitable regulations to be prescribed by the board of directors of the Corporation. Conversion of Series D Preferred Stock in the manner aforesaid shall not affect the right of the holder of such stock to receive dividends accrued but unpaid on such shares as of the dividend payment date immediately prior to conversion.

               (2) The number of shares of Common Stock into which each share of Series D Preferred Stock is convertible, shall be subject to adjustment from time to time as in subparagraphs (A) and (B) of this paragraph (2):

               (A)  In  case  the  Corporation  shall (1)  pay  a
          dividend on its Common Stock in shares of the Corporation, (2) subdivide its outstanding Common Stock, (3) combine the outstanding Common Stock into a smaller number of shares, or (4) issue by reclassification of its Common Stock (whether pursuant to a merger or consolidation or otherwise) any shares of the Corporation, then the holder of each share of Series D Preferred Stock shall be entitled to receive upon the conversion of such share, the number of shares of the Corporation which he would have owned or would have been entitled to receive after the happening of any of the events described above had such share been converted immediately prior to the happening of such event. An adjustment made pursuant to this provision shall become effective retroactively with respect to conversions made subsequent to the record date in the case of a dividend, and shall become effective on the effective date in the case of a subdivision, combination or reclassification.

               (B) No adjustment in the conversion rate shall be required unless such adjustment would require an increase or decrease in such rate of at least one-tenth of a share of Common Stock; provided, however, that any adjustments which by reason of this subparagraph (B) are not required to be made shall be carried forward and taken into account in any subsequent adjustment.

               (3) The Corporation shall at all times reserve and keep available out of its authorized Common Stock, solely for the purpose of issue upon conversion of shares of Series D Preferred Stock as herein provided, such number of shares of Common Stock as shall then be issuable upon the conversion of all outstanding shares of Series D Preferred Stock.

               (4) Fractional shares of Common Stock shall not be issued upon conversion of Series D Preferred Stock nor shall cash adjustments be made for fractional shares upon such conversion.

               (5) For the purposes of this paragraph (f), the term "Common Stock" shall mean (A) the class of stock designated as the Common Stock of the Corporation at the date of these Restated Articles of Incorporation, or (B) any other class of stock resulting from successive changes or reclassifications of such Common Stock consisting solely of change in par value, or from par value to no par value, or from no par value to par value.

          (g) Liquidation Rights - In the event of any liquidation, dissolution or winding up of the affairs of the Corporation, whether voluntary or involuntary, the holders of the Series D Preferred Stock shall be entitled, before any assets of the Corporation shall be distributed among or paid over to the holders of the common stock, to receive out of the assets of the Company $100 per share of Series D Preferred Stock. If upon any such dissolution, liquidation or winding up, the assets of the Corporation available for payment to stockholders are not sufficient to make payment in full to the holders of the Series D Preferred Stock, payment shall be made to such holders ratably in accordance with the number of shares held by them and, in case there shall then be more than one series of the Preferred Stock outstanding at that time, ratably in accordance with the respective distributive amount to which such holders shall be entitled.

                 TELEPHONE AND DATA SYSTEMS, INC.

                ----------------------------------

         Statement of Designation, Preferences and Rights
                                of
           $7.00 Cumulative, Convertible and Redeemable
                Voting Series DD Preferred Shares,
        without par value, Stated Value $100.00 Per Share

                ----------------------------------


          1.   The name of the  corporation is TELEPHONE AND DATA
SYSTEMS, INC.

          2. A copy of the resolution of the Board of Directors establishing and designating the $7.00 Cumulative, Convertible and Redeemable Voting Series DD Preferred Shares and fixing and determining the relative rights and preferences thereof is attached hereto as Exhibit A and is made a part of this statement.

          3.   The  aforesaid  resolution   was  adopted  as   of
December 2, 1988.

          4. The aforesaid resolution was duly adopted by the Board of Directors of TELEPHONE AND DATA SYSTEMS, INC.

          IN WITNESS WHEREOF, we have hereunto subscribed our names and affixed the seal of this corporation this 13th day of December, 1988.

                              TELEPHONE AND DATA SYSTEMS, INC.


                              By    /s/ LeRoy T. Carlson
                                   --------------------------
                                   LeRoy T. Carlson, Chairman


                              By    /s/ Michael G. Hron
                                   --------------------------
                                   Michael G. Hron, Secretary

Subscribed and sworn to
before me this 13th day
of December 1988

 /s/ Miriam L. Sharpe
------------------------
Notary Public

My commission expires: 12/10/89

         STATEMENT OF DESIGNATION, PREFERENCES AND RIGHTS
                                OF
           $7.00 CUMULATIVE, CONVERTIBLE AND REDEEMABLE
                VOTING SERIES DD PREFERRED SHARES,
        WITHOUT PAR VALUE, STATED VALUE $100.00 PER SHARE
        --------------------------------------------------


          RESOLVED, that pursuant to the authority expressly granted to and vested in the board of directors of the Corporation by the Articles of Incorporation, the board of directors hereby creates, designates and authorizes the issuance of a series of the Preferred Shares of the Corporation to consist originally of Sixty Thousand (60,000) shares, and hereby fixes and determines the relative rights and preferences thereof as follows:

          (a) Designation. The designation of the series of Preferred Shares created by this resolution shall be $7.00 Cumulative, Convertible and Redeemable Voting Series DD Preferred Shares (hereinafter referred to as the "Series DD Preferred Shares"). The Series DD Preferred Shares shall have no par value but shall have a stated value of $100.00 per share.

          (b)  Dividends.    The  rate of  dividend  payable upon
Series  DD  Preferred Shares  shall be  seven and  no/100 dollars
($7.00) per share per annum.

          (c) Convertibility. Commencing upon issuance and terminating on the day before the fifteenth anniversary thereof, the Series DD Preferred Shares shall be convertible, at the election of the holder of Series DD Preferred Shares and upon surrender to the Corporation of the certificate or certificates representing the shares to be converted, into fully paid and nonassessable TDS Common Shares, $1.00 par value (hereinafter referred to as the "Common Shares"), at the rate of five and one-quarter (5.25) Common Shares for each Series DD Preferred Share. Certificates representing any Series DD Preferred Shares surrendered for conversion shall be delivered to the Corporation duly endorsed, or accompanied by proper instruments of transfer, to the Corporation or in blank, together with a written notice to the Corporation of the holder's election to make the conversion and of the name or names in which the certificate or certificates for Common Shares shall be issued. The Corporation shall pay all documentary, stamp, and similar taxes that may be payable in respect of the issue or delivery of Common Shares upon conversion of any Series DD Preferred Shares. The Corporation shall at all times reserve and keep available, free from preemptive rights, out of its authorized but unissued Common Shares the full number of Common Shares that would be deliverable upon the conversion of Series DD Preferred Shares then outstanding.

          If at any time the Corporation elects to redeem part or all of the outstanding Series DD Preferred Shares (pursuant to paragraph (e) of this Statement of Designation, Preferences and Rights), the holders of the Series DD Preferred Shares that the Corporation elects to redeem shall be entitled to convert those shares to Common Shares by delivering to the Corporation, not less than ten (10) days before the redemption date specified in the Corporation's notice of redemption, a written notice of the holder's election to convert part or all of his Series DD Preferred Shares to Common Shares, together with the certificate or certificates representing the Series DD Preferred Shares to be converted duly endorsed (or accompanied by proper instruments of transfer) to the Corporation or in blank.

          The number  of Common Shares into which  each Series DD
Preferred Share is convertible shall be subject to adjustment from time to time as set forth below:

          In case the Corporation shall (i) pay a dividend on its Common Shares (in shares of the Corporation), (ii) subdivide its outstanding Common Shares, (iii) combine the outstanding Common Shares into a smaller number of shares or (iv) issue by reclassification of its Common Shares (whether pursuant to a merger or consolidation or otherwise) any shares of the Corporation, then the holder of each Series DD Preferred Share shall be entitled to receive upon the conversion of such share, the number of shares of the Corporation which he or she would have owned or would have been entitled to receive after the happening of any of the events described above had such share been converted immediately prior to the happening of such event. An adjustment made pursuant to this provision shall become effective retroactively with respect to conversions made subsequent to the record date in the case of a dividend, and shall become effective on the effective date in the case of a subdivision, combination or reclassification. Fractional Common Shares shall not be issued upon conversion of Series DD Preferred Shares, nor shall cash adjustments be made for fractional shares upon such conversion.

          (d)  Stated  Value.    Each Series  DD  Preferred Share
shall have a stated value of $100.

          (e) Redeemability. The Series DD Preferred Shares shall be redeemable upon the second anniversary of their issuance, and on each anniversary thereafter through the sixth such anniversary, at the election of the holder of Series DD Preferred Shares, which election shall be made not less than ten
(10) days before each such anniversary. The Corporation shall redeem on a pro-rata basis for each holder, up to twenty percent (20%) of the number of Series DD Preferred Shares issued and outstanding on each anniversary of their issuance without premium, upon payment to the holder of Series DD Preferred Shares to be redeemed of $100 per share plus

               (i) any accrued and unpaid dividends with respect to each Series DD Preferred Share redeemed, and

               (ii) an amount equal to $1.75 for each Series DD Preferred Share redeemed multiplied by the number of days between the date fixed for redemption and the March 1, June 1, September 1, or December 1 immediately preceding the date fixed for redemption and divided by 90.

The right of redemption provided in the preceding sentence shall not be cumulative. In the event that a holder of Series DD Preferred Shares fails to exercise its right of redemption during any year, such right of redemption with respect to the Series DD Preferred Shares eligible for redemption during such year shall lapse. A holder of Series DD Preferred Shares shall exercise its right of redemption by mailing to the Corporation written notice of its election to redeem Series DD Preferred Shares, together with a certificate or certificates representing the Series DD Preferred Shares to be redeemed, duly endorsed or accompanied by proper instruments of transfer. The foregoing right of redemption may only be exercised if the price of the Common Shares at the time the holder of Series DD Preferred Shares gives notice of his or her desire to have Series DD Preferred Shares redeemed is below $19.00 per share (or such equivalent price as may exist as a result of any stock split, stock dividend, reclassification or similar event).

          After the fifteenth anniversary of their issuance, the Series DD Preferred Shares outstanding may be redeemed at the election of the Corporation from time to time in whole or in part, without premium, upon payment to the holder of Series DD Preferred Shares to be redeemed of $100 per share plus

               (i) any accrued and unpaid dividends with respect to each Series DD Preferred Share redeemed, and

               (ii) an amount equal to $1.75 for each Series DD Preferred Share redeemed multiplied by the number of days between the date fixed for redemption and the March 1, June 1, September 1, or December 1 immediately preceding the date fixed for redemption and divided by 90.

Notice of any redemption shall be mailed to each holder of Series DD Preferred Shares to be redeemed not less than thirty (30) days prior to the date upon which such stock is to be redeemed. If on or before the redemption date specified in such notice, the funds necessary for such redemption shall have been set aside by the Corporation so as to be available for payment on demand to the holders of Series DD Preferred Shares so called for redemption then, notwithstanding that any certificate representing Series DD Preferred Shares so called for redemption shall not have been surrendered for cancellation, the dividends thereon shall cease to accrue from and after the date of such redemption so specified, and all rights with respect to such Series DD

Preferred Shares so called for redemption, including any right to vote or otherwise participate in the determination of any proposed corporate action, shall forthwith after such redemption date cease and terminate, except only the right of the holder to receive the redemption price therefor, but without interest.

          (f) Voting Rights. With respect to all matters, each holder of Series DD Preferred Shares shall be entitled to one vote for each share of such stock standing in the name of the holder on the books of the Corporation. With respect to the election of directors, the holders of Series DD Preferred Shares shall have class voting rights (voting together with the holders of (i) other Preferred Shares that are entitled to vote thereon and that were issued after October 31, 1981, and (ii) Series A Common Shares) to the extent provided in Article IV of the Articles of Incorporation of the Corporation.

          (g)  Liquidation Preference.   For purposes of  Article
IV, paragraph 2.III of the Articles of Incorporation, the "fixed amount payable" for the Series DD Preferred Shares shall be $100 per share.

                 TELEPHONE AND DATA SYSTEMS, INC.

                ----------------------------------

         Statement of Designation, Preferences and Rights
                                of
      $6.00 Cumulative Convertible Voting Series E Preferred
      Stock, without par value, Stated Value $100 Per Share

                ----------------------------------


          1.   The name of the  corporation is TELEPHONE AND DATA
SYSTEMS, INC.

          2. A copy of the resolution of the board of directors establishing and designating the $6.00 Cumulative Convertible Voting Series E Preferred Stock and fixing and determining the relative rights and preferences thereof is attached hereto as Exhibit A and is made a part of this statement.

          3.   The aforesaid  resolution was adopted  on February
25, 1974.

          4. The aforesaid resolution was duly adopted by the board of Directors of TELEPHONE AND DATA SYSTEMS, INC.

          IN WITNESS WHEREOF, we have hereunto subscribed our names and affixed the seal of said corporation this 25th day of February, 1974.

                              TELEPHONE AND DATA SYSTEMS, INC.



                              By  /s/ K.C. August
                                   --------------------------
                                       Vice President



                                  /s/ Herbert S. Wander
                                   --------------------------
                                         Secretary

STATE OF ILLINOIS   )
                    )    SS.
COUNTY OF COOK      )


          On this 25th day of February, A.D. 1974, before me, a Notary Public, in and for said county, personally appeared Herbert S. Wander, who, being by me duly sworn, did say that he is the secretary of said corporation, that the seal affixed to said instrument is the seal of said corporation and that said instrument was signed and sealed on behalf of the said corporation by authority of its board of directors and the said Herbert S. Wander acknowledged the execution of said instrument to be the voluntary act and deed of said corporation by it voluntarily executed.

          IN WITNESS WHEREOF, I have hereunto set my hand and seal the day and year before written.


                               /s/ Marianne Larzian
                              -------------------------------
                                           Notary Public

[Notarial Seal]

                            EXHIBIT A
                            ----------


          RESOLVED, that pursuant to the authority expressly granted to and vested in the board of directors of Telephone and Data Systems, Inc., an Iowa corporation (the "Corporation"), by the Articles of Incorporation, the board of directors hereby creates and authorizes the issuance of a fifth series of the preferred stock of the Corporation to consist originally of 10,001 shares and hereby fixes the designations, powers and preferences and the qualifications, limitations or restrictions thereof as follows:

          (a) Designation - The designation of the preferred stock created by this resolution shall be $6.00 Cumulative Convertible Voting Series E Preferred Stock (hereinafter referred to as "Series E Preferred Stock"). The Series E Preferred Stock shall have no par value but shall have a stated value of $100.

          (b) Dividends - The holders of the Series E Preferred Stock shall be entitled to receive, when and as declared by the board of directors of the Corporation, out of any assets of the Corporation available for dividends pursuant to the laws of the State of Iowa, preferential dividends at the rate of six dollars ($6.00) per annum per share. The dividends, when payable, shall be paid quarterly on the first days of March, June, September, and December in each year, before any dividends shall be declared or paid upon or set apart for the common stock of the Company for that year. Such dividends upon the Series E Preferred Stock shall be cumulative from the date of issue thereof so that if dividends for any past dividend period at the rate of six dollars ($6.00) per annum shall not have been paid thereon or declared and a sum sufficient for payment thereof set apart, the deficiency shall be fully paid or set apart, with interest payable at the rate of 7 percent per annum, before any dividend shall be paid upon or set apart for the common stock. Provided, however, that no dividends shall be declared on the shares of any series of preferred stock for any dividend period unless the full dividend for all prior dividend periods shall have been declared or shall be declared at the same time upon all preferred stock outstanding during said prior dividend periods, and further provided, that no dividends shall be declared on the shares of any series of preferred stock unless a dividend for the same period shall be declared at the same time upon all preferred stock outstanding during said period in like proportion to the dividend rate upon such shares. Whenever the full dividend upon all the preferred stock for all past dividend periods shall have been paid and the full dividend thereon for the then current dividend period shall have been paid or declared and a sum sufficient for the payment thereof set apart, dividends upon the common stock may be declared by the board of directors out of the remainder of the assets available therefor.

          (c) Redemption - Commencing ten years after the date of issuance, the Corporation may, at the option of the board of directors, redeem in any one year up to 12-1/2 percent of the first issued 10,001 shares of Series E Preferred Stock (hereinafter referred to as "the original issue"). No more than 12-1/2 percent of the original issue may be redeemed in any one year until the expiration of twenty-five years from the date of issue, at which time 100 percent of the original issue, or any part thereof, may be redeemed by the Corporation. If such redemption is made, the holders of any shares of Series E Preferred Stock redeemed shall be entitled to receive $100 per share plus an amount equal to all dividends accrued and unpaid to the redemption date plus interest at the rate of 7 percent per annum upon such unpaid dividends.

          The Corporation may, at the option of the board of directors, redeem the whole or any part of any outstanding Series E Preferred Stock, other than the original issue, at any time commencing one year after the date of issuance. If such redemption is made, the holders of any shares of Series E Preferred Stock redeemed shall be entitled to receive $100 per share plus an amount equal to all dividends accrued and unpaid to the redemption date.

          Notice of election to redeem shall be mailed to each holder of Series E Preferred Stock to be redeemed not less than thirty (30) days prior to the date upon which such stock is to be redeemed. In case less than all of the outstanding Series E Preferred Stock is to be redeemed, the amount to be redeemed and the method of effecting such redemption, whether by lot or pro rata or otherwise, may be determined by the board of directors. If on or before the redemption date named in such notice, the funds necessary for such redemption shall have been set aside by the Corporation so as to be available for payment on demand to the holders of the Series E Preferred Stock so called for redemption then, notwithstanding that any certificate of the Series E Preferred Stock so called for redemption shall not have been surrendered for cancellation, the dividends thereon shall cease to accrue from and after the date of redemption so designated and all rights with respect to such Series E Preferred Stock so called for redemption, including any right to vote or otherwise participate in the determination of any proposed corporate action, shall forthwith after such redemption date cease and determine, except only the right of the holder to receive the redemption price therefor, but with interest on the unpaid dividends calculated only until the date of the redemption and without any further interest whatsoever. Stock redeemed pursuant to the provisions hereof or any Series E Preferred Stock purchased or otherwise acquired by the Corporation shall not be reissued but shall be cancelled and proceedings shall be taken in the manner prescribed by statute to reduce the shares accordingly.

          (d) Voting Rights - The holders of the shares of Series E Preferred Stock shall be entitled to one vote for each share of such stock standing in the name of the holder on the books of the Corporation and shall vote together with the holders of the common stock and the holders of other series of the preferred stock of the Corporation as one class.

          (e) Pre-emptive Rights - No holder of any shares of Series E Preferred Stock shall have any pre-emptive right to subscribe for or acquire additional shares of the Corporation of the same or any other class or series, whether such shares be hereby or hereafter authorized; and no holder of Series E Preferred Stock shall have any pre-emptive right to acquire any shares which may be held in the treasury of the Corporation; all such additional or treasury shares may be sold for such consideration at such time and to such person or persons as the board of directors may from time to time determine, unless otherwise restricted by the terms of this statement of designations, powers and preferences.

          (f)  Conversion -

               (1) The Series E Preferred Stock shall be convertible into Common Stock as hereinafter provided and, when and as so converted, such Series E Preferred Stock shall be cancelled and retired and shall not be reissued as such. Any holder of the Series E Preferred Stock, at any time commencing immediately upon the issuance of the Series E Preferred Stock and terminating upon the expiration of the ten years from the date of issuance, may convert such stock into full shares of the Common Stock of the Corporation at the rate of nine (9) shares of Common Stock for each share of Series E Preferred Stock upon 90 days written notice. On presentation and surrender to the Corporation at its offices of the certificates for shares of the Series E Preferred Stock to be converted, the holder of such stock shall be entitled to receive in exchange therefor certificates for shares of the fully paid and non-assessable Common Stock of the Corporation at the rate aforesaid, all under suitable regulations to be prescribed by the board of directors of the Corporation. Conversion of Series E Preferred Stock in the manner aforesaid shall not affect the right of the holder of such stock to receive dividends accrued but unpaid on such shares as of the dividend payment date immediately prior to conversion.

               (2) The number of shares of Common Stock into which each share of Series E Preferred Stock is convertible shall be subject to adjustment from time to time as in subparagraphs (A) and (B) of this paragraph (2):

               (A)  In case  the  Corporation  shall  (1)  pay  a
          dividend  on   its  Common  Stock  in   shares  of  the
          Corporation, (2) subdivide its outstanding Common

          Stock, (3) combine the outstanding Common Stock into a smaller number of shares, or (4) issue by reclassification of its Common Stock (whether pursuant to a merger or consolidation or otherwise) any shares of the Corporation, then the holder of each share of Series E Preferred Stock shall be entitled to receive upon the conversion of such share, the number of shares of the Corporation which he would have owned or would have been entitled to receive after the happening of any of the events described above had such share been converted immediately prior to the happening of such event. An adjustment made pursuant to this provision shall become effective on the effective date in the case of a subdivision, combination or reclassification.

               (B) No adjustment in the conversion rate shall be required unless such adjustment would require an increase or decrease in such rate of at least one-tenth of a common share; provided, however, that any adjustments which by reason of this subparagraph (B) are not required to be made shall be carried forward and taken into account in any subsequent adjustment.

               (3) The Corporation shall at all times reserve and keep available out of its authorized Common Stock solely for the purpose of issue upon conversion of shares of Series E Preferred Stock as herein provided, such number of shares of Common Stock as shall then be issuable upon the conversion of all outstanding shares of Series E Preferred Stock.

               (4) Fractional shares of Common Stock shall not be issued upon conversion of Series E Preferred Stock nor shall cash adjustments be made for fractional shares upon such conversion.

               (5) For the purpose of this paragraph (f), the term "Common Stock" shall mean (A) the class of stock designated as the Common Stock of the Corporation at the date of these Restated Articles of Incorporation, or (B) any other class of stock resulting from successive changes or reclassifications of such Common Stock consisting solely of change in par value, or from par value to no par value, or from no par value to par value.

          (g) Liquidation Rights - In the event of any liquidation, dissolution or winding up of the affairs of the Corporation, whether voluntary or involuntary, the holders of the Series E Preferred Stock shall be entitled, before any assets of the Corporation shall be distributed among or paid over to the holders of the common stock, to receive out of the assets of the Company $100 per share of Series E Preferred Stock. Said payment of $100 per share of Series E Preferred Stock shall be in addition to payment of unpaid dividends and interest thereon, if any, to which the holders of the Series E Preferred Stock may be entitled. If upon any such dissolution, liquidation or winding up, the assets of the Corporation available for payment to stockholders are not sufficient to make payment in full to the holders of the Series E Preferred Stock, payment shall be made to such holders ratably in accordance with the number of shares held by them and, in case there shall then be more than one series of the Preferred Stock outstanding at that time, ratably in accordance with the respective distributive amount to which such holders shall be entitled.

                 TELEPHONE AND DATA SYSTEMS, INC.

                ----------------------------------

         Statement of Designation, Preferences and Rights
                                of
            $6.00 Cumulative, Convertible, Redeemable
              and Voting Series EE Preferred Shares,
          without par value, Stated Value $100 Per Share

                ----------------------------------


          1.   The name of the  corporation is TELEPHONE AND DATA
SYSTEMS, INC.

          2. A copy of the resolution of the Board of Directors establishing and designating the $6.00 Cumulative, Convertible, Redeemable and Voting Series EE Preferred Shares and fixing and determining the relative rights and preferences thereof is attached hereto as Exhibit A and is made a part of this statement.

          3. The aforesaid resolution was duly adopted by the Board of Directors of TELEPHONE AND DATA SYSTEMS, INC. as of
September 14, 1989.

          IN WITNESS WHEREOF, we have hereunto subscribed our names and affixed the seal of this corporation this 14th day of September, 1989.

                              TELEPHONE AND DATA SYSTEMS, INC.


                               /s/ LeRoy T. Carlson
                              -------------------------------
                              Name:  LeRoy T. Carlson
                              Title: Chairman


                               /s/ Michael G. Hron
                              -------------------------------
                              Name:  Michael G. Hron
                              Title: Secretary

                                                        Exhibit A
                                                       ----------
         STATEMENT OF DESIGNATION, PREFERENCES AND RIGHTS
                                OF
            $6.00 CUMULATIVE, CONVERTIBLE, REDEEMABLE
              AND VOTING SERIES EE PREFERRED SHARES
              --------------------------------------

          RESOLVED, that pursuant to the authority expressly granted to and vested in the board of directors of the Corporation by the Articles of Incorporation, the board of directors hereby creates and authorizes the issuance of a series of the Preferred Shares of the Corporation to consist originally of Sixteen Thousand Five Hundred (16,500) shares, and hereby fixes the designation and the relative rights and preferences thereof as follows:

          (a) Designation - The designation of the series of Preferred Shares created by this resolution shall be "$6.00 Cumulative, Convertible, Redeemable and Voting Series EE Preferred Shares" (hereinafter referred to as the "Series EE Preferred Shares"). The Series EE Preferred Shares shall have no par value but shall have a stated value of $100.00 per share.

          (b) Dividends - The rate of dividend payable upon Series EE Preferred Shares shall be six and no/100 dollars
($6.00) per share per annum. Such dividends shall be cumulative from and commence to accrue on the date of issuance.

          (c)  Redemption -

               (1) After the twentieth anniversary of the date of issuance, the Corporation may, at its option, at any time redeem all or a portion of the then outstanding Series EE Preferred Shares for $100.00 per share, plus an amount equal to all accumulated and unpaid dividends thereon.

               (2) Notice of an election under the redemption provision in subparagraph (1) above shall be delivered to each holder of Series EE Preferred Shares to be redeemed at the address appearing on the records of the Corporation not less than thirty (30) days prior to the date upon which such stock is to be redeemed. If, on the redemption date specified in such notice, the funds necessary for such redemption shall have been set aside by the Corporation so as to be available for payment on demand to the holder of Series EE Preferred Shares so called for redemption, then notwithstanding that any certificate representing Series EE Preferred Shares so called for redemption shall not have been surrendered for cancellation, the dividends thereon shall cease to accrue from and after the date of such redemption so specified, and all rights with respect to such Series EE Preferred Shares so called for redemption, including any right to vote or otherwise participate in the
                               -1-
     determination of any proposed corporate action, shall terminate at the close of business on such redemption date, except only the right of the holder to receive the redemption price therefor, but without interest.

          (d)  Voting Rights -

               (1) With respect to all matters, each holder of Series EE Preferred Shares shall be entitled to one vote for each share of such stock standing in the name of the holder on the books of the Corporation.

               (2) With respect to the election of directors, the holders of Series EE Preferred Shares shall have class voting rights (voting together with the holders of (i) other Preferred Shares that are entitled to vote thereon and that were issued after October 31, 1981, and (ii) Series A Common Shares) to the extent provided in Article IV of the Articles of Incorporation of the Corporation.

          (e)  Conversion -

               (1) Commencing upon issuance and terminating at the close of business on the day before the tenth anniversary of the date of issuance, each outstanding Series EE Preferred Share may be converted, upon fifteen (15) days' written notice into four and one-half (4.5) Common Shares. On presentation and surrender to the Corporation at its offices of the certificate representing the Series EE Preferred Shares to be converted, the holder thereof shall be entitled to receive in exchange therefor certificates for the fully paid and non-assessable Common Shares of the Corporation at the rate aforesaid, all under suitable regulations to be prescribed by the board of directors of the Corporation. Conversion of Series EE Preferred Shares in the manner aforesaid shall not affect the right of the converting holder thereof to receive dividends accrued but unpaid thereon as of the dividend payment date immediately prior to conversion.

               (2)  The  number of Common  Shares into which each
     Series EE Preferred Share is convertible shall be subject to adjustment from time to time. In the event the Corporation shall (i) pay a dividend on its Common Shares (in Common Shares of the Corporation) of more than 20% of the number of outstanding Common Shares, (ii) subdivide its outstanding Common Shares, (iii) combine the outstanding Common Shares into a smaller number of shares or (iv) issue by reclassification of its Common Shares (whether pursuant to a merger or consolidation or otherwise) any shares of the Corporation, then the holder of each Series EE Preferred Share shall be entitled to receive, upon the conversion of such share, the number of shares of the Corporation which he would have owned or would have been entitled to receive after the happening of any of the events described above had such share been converted immediately prior to the happening of such event. An adjustment made pursuant to this provision shall become effective retroactively with respect to conversions made after the record date in the case of a dividend, and shall become effective on the effective date in the case of a subdivision, combination or reclassification.

               (3) The Corporation shall at all times reserve and keep available out of its authorized Common Shares, solely for the purpose of issuance upon conversion of Series EE Preferred Shares as herein provided, such number of Common Shares as shall then be issuable upon the conversion of all outstanding Series EE Preferred Shares.

               (4) Fractional Common Shares shall not be issued upon conversion of Series EE Preferred Shares, nor shall cash adjustments be made for fractional shares upon such conversion.

               (5) For the purposes of this paragraph (e), the term "Common Shares" shall mean (A) the class of stock designated as the Common Shares of the Corporation on the date this Statement is filed with the Iowa Secretary of State, or (B) any other class of stock resulting from successive changes or reclassifications of such class consisting solely of a change in par value, or a change from no par value.

          (f)  Liquidation  - The amount payable upon each Series
EE  Preferred  Share  in  the   event  of  either  voluntary   or
involuntary liquidation shall be $100.00, plus a sum equal to the amount of all accumulated and unpaid dividends thereon.

                 TELEPHONE AND DATA SYSTEMS, INC.

                ----------------------------------

         Statement of Designation, Preferences and Rights
                                of
     $6.00 Cumulative Convertible Voting Series F, Preferred
      Stock, without par value, Stated Value $100 Per Share

                ----------------------------------


          1.   The name of the  corporation is TELEPHONE AND DATA
SYSTEMS, INC.

          2. A copy of the resolution of the board of directors establishing and designating the $6.00 Cumulative Convertible Voting Series F Preferred Stock and fixing and determining the relative rights and preferences thereof is attached hereto as Exhibit A and is made a part of this statement.

          3. The aforesaid resolution was adopted on April 19, 1974.

          4. The aforesaid resolution was duly adopted by the board of directors of TELEPHONE AND DATA SYSTEMS, INC.

          IN WITNESS WHEREOF, we have hereunto subscribed our names and affixed the seal of said corporation this 19th day of August, 1974.

                              TELEPHONE AND DATA SYSTEMS, INC.



[SEAL]                        By  /s/ K.C. August
                                   --------------------------
                                       Vice President



                                  /s/ Herbert S. Wander
                                   --------------------------
                                         Secretary

STATE OF ILLINOIS   )
                    )    SS.
COUNTY OF COOK      )


          On this 19th day of August, A.D. 1974, before me, a Notary Public, in and for said county, personally appeared Herbert S. Wander, who, being by me duly sworn, did say that he is the secretary of said corporation, that the seal affixed to said instrument is the seal of said corporation and that said instrument was signed and sealed on behalf of the said corporation by authority of its board of directors and the said Herbert S. Wander acknowledged the execution of said instrument to be the voluntary act and deed of said corporation by it voluntarily executed.

          IN WITNESS WHEREOF, I have hereunto set my hand and seal the day and year before written.



                              -------------------------------
                                           Notary Public

[Notarial Seal]

                            EXHIBIT A
                           -----------


          RESOLVED, that pursuant to the authority expressly granted to and vested in the board of directors of Telephone and Data Systems, Inc., an Iowa corporation (the "Corporation"), by the Articles of Incorporation, the board of directors hereby creates and authorizes the issuance of a sixth series of the preferred stock of the Corporation to consist originally of 3,000 shares and hereby fixes the designations, powers and preferences and the qualifications, limitations or restrictions thereof as follows:

          (a) Designation - The designation of the preferred stock created by this resolution shall be $6.00 Cumulative Convertible Voting Series F Preferred Stock (hereinafter referred to as "Series F Preferred Stock"). The Series F Preferred Stock shall have no par value but shall have a stated value of $100.

          (b) Dividends - The holders of the Series F Preferred Stock shall be entitled to receive, when and as declared by the board of directors of the Corporation, out of any assets of the Corporation available for dividends pursuant to the laws of the State of Iowa, preferential dividends at the rate of six dollars ($6.00) per annum per share. The dividends, when payable, shall be paid quarterly on the first days of March, June, September and December in each year, before any dividends shall be declared or paid upon or set apart for the common stock of the Company for that year. Such dividends upon the Series F Preferred Stock shall be cumulative from the date of issue thereof so that if dividends for any past dividend period at the rate of six dollars ($6.00) per annum shall not have been paid thereon or declared and a sum sufficient for payment thereof set apart, the deficiency shall be fully paid or set apart before any dividend shall be paid upon or set apart for the common stock. Provided however, that no dividends shall be declared on the shares of any series of preferred stock for any dividend period unless the full dividend for all prior dividend periods shall have been declared or shall be declared at the same time upon all preferred stock outstanding during said prior dividend periods, and further provided, that no dividends shall be declared on the shares of any series of preferred stock unless a dividend for the same period shall be declared at the same time upon all preferred stock outstanding during said period in like proportion to the dividend rate upon such shares. Whenever the full dividend upon all the preferred stock for all past dividend periods shall have been paid and the full dividend thereon for the then current dividend period shall have been paid or declared and a sum sufficient for the payment thereof set apart, dividends upon the common stock may be declared by the board of directors out of the remainder of the assets available therefor.

          (c) Redemption - Commencing ten years after the date of issuance, the Corporation may, at the option of the board of directors, redeem in any one year up to twenty percent (20%) of the outstanding shares of Series F Preferred Stock at a price of $100 per share.

          Notice of redemption shall be mailed to each holder of Series F Preferred Stock to be redeemed not less than thirty (30) days prior to the date upon which such stock is to be redeemed. In case less than all of the outstanding Series F Preferred Stock is to be redeemed, the amount to be redeemed and the method of effecting such redemption, whether by lot or pro rata or otherwise, may be determined by the board of directors. If on or before the redemption date named in such notice, the funds necessary for such redemption shall have been set aside by the Corporation so as to be available for payment on demand to the holders of the Series F Preferred Stock so called for redemption then, notwithstanding that any certificate of the Series F Preferred Stock so called for redemption shall not have been surrendered for cancellation, the dividends thereon shall cease to accrue from and after the date of redemption so designated and all rights with respect to such Series F Preferred Stock so called for redemption, including any right to vote or otherwise participate in the determination of any proposed corporate action, shall forthwith after such redemption date cease and determine, except only  the right  of the holder  to receive  the redemption price therefor, but with interest on the unpaid dividends calculated only until the date of redemption and without any further interest whatsoever. Stock redeemed pursuant to the provisions hereof or any Series F Preferred Stock purchased or otherwise acquired by the Corporation shall not be reissued but shall be cancelled and proceedings shall be taken in the manner prescribed by statute to reduce the shares accordingly.

          (d) Voting Rights - The holders of the shares of Series F Preferred Stock shall be entitled to one vote for each share of such stock standing in the name of the holder on the books of the Corporation and shall vote together with the holders of the common stock and the holders of other series of the preferred stock of the Corporation as one class.

          (e) Pre-emptive Rights - No holder of any shares of Series F Preferred Stock shall have any pre-emptive right to subscribe for or acquire additional shares of the Corporation of the same or any other class or series, whether such shares be hereby or hereafter authorized; and no holder of Series F Preferred Stock shall have any pre-emptive right to acquire any shares which may be held in the treasury of the Corporation; all such additional or treasury shares may be sold for such consideration at such time and to such person or persons as the board of directors may from time to time determine, unless otherwise restricted by the terms of this statement of designations, powers and preferences.

          (f)  Conversion -

               (1) The Series F Preferred Stock shall be convertible into Common Stock as hereinafter provided and, when and as so converted, such Series F Preferred Stock shall be cancelled and retired and shall not be reissued as such.

               (2) Any holder of the Series F Preferred Stock, at any time commencing immediately upon the issuance of the Series F Preferred Stock and terminating upon the expiration of ten years from the date of issuance, may convert such stock into full shares of the Common Stock of the Corporation at the rate of nine (9) shares of Common Stock for each share of Series F Preferred Stock upon 90 days written notice.

               (3) If two quarterly dividends are not paid on the Series F Preferred Stock as provided in paragraph (b) above, and such dividends remain unpaid for 30 days following the date on which the most recent dividend should have been paid, the holders of the Series F Preferred Stock may, within 60 days following the date on which the most recent dividend should have been paid, convert all or any part of the outstanding Series F Preferred Stock into Common Stock of the Corporation at the rate of $1.00 of Common Stock for each $1.00 of Preferred Stock being converted. For purposes of determining the conversion ratio under this paragraph (f)(3) only, the Series F Preferred Stock shall be deemed to have a value of $100 per share and the Common Stock of the Corporation shall be deemed to have a value equal to the average of the midpoint between the "bid" and "asked" quotations for such Common Stock for the thirty (30) market days immediately prior to the date on which the most recent dividend should have been paid. In no event however,
     (i) shall there be issued upon such conversion more than twenty-five (25) shares of Common Stock for each share of Series F Preferred Stock so converted and (ii) shall conversion of any share of Series F Preferred Stock be effected after the expiration of ten years from the date of issuance thereof.

               (4) On presentation and surrender to the Corporation at its offices of the certificates for shares of the Series F Preferred Stock to be converted, the holder of such stock shall be entitled to receive in exchange therefor certificates for shares of the fully paid and non-assessable Common Stock of the Corporation at the rate aforesaid, all under suitable regulations to be prescribed by the board of directors of the Corporation. Conversion of Series F Preferred Stock in the manner aforesaid shall not affect the right of the holder of such stock to receive dividends accrued but unpaid on such shares as of the dividend payment date immediately prior to conversion.

               (5) The number of shares of Common Stock into which each share of Series F Preferred Stock is convertible, shall be subject to adjustment from time to time as in subparagraphs (A) and (B) of this paragraph (f)(2):

               (A)  In  case  the  Corporation  shall  (1) pay  a
          dividend on its Common Stock in shares of the Corporation, (2) subdivide its outstanding Common Stock, (3) combine the outstanding Common Stock into a smaller number of shares, or (4) issue by reclassification of its Common Stock (whether pursuant to a merger or consolidation or otherwise) any shares of the Corporation, then the holder of each share of Series F Preferred Stock shall be entitled to receive upon the conversion of such share, the number of shares of the Corporation which he would have owned or would have been entitled to receive after the happening of any of the events described above had such share been converted immediately prior to the happening of such event. An adjustment made pursuant to this provision shall become effective on the effective date in the case of a subdivision, combination or reclassification.

               (B)  No adjustment in the conversion rate shall be
          required unless such adjustment would require an increase or decrease in such rate of at least one-tenth of a common share; provided, however, that any adjustments which by reason of this subparagraph (B) are not required to be made shall be carried forward and taken into account by any subsequent adjustment.

               (6) The Corporation shall at all times reserve and keep available out of its authorized Common Stock solely for the purpose of issue upon conversion of shares of Series F Preferred Stock as herein provided, such number of shares of Common Stock as shall then be issuable upon the conversion of all outstanding shares of Series F Preferred Stock.

               (7) Fractional shares of Common Stock shall not be issued upon conversion of Series F Preferred Stock nor shall cash adjustments be made for fractional shares upon such conversion.

               (8) For the purposes of this paragraph (f), the term "Common Stock" shall mean (A) the class of stock designated as the Common Stock of the Corporation at the date of these Restated Articles of Incorporation, or (B) any other class of stock resulting from successive changes or reclassifications of such Common Stock consisting solely of change in par value, or from par value to no par value, or from no par value to par value.

          (g) Liquidation Rights - In the event of any liquidation, dissolution or winding up of the affairs of the Corporation, whether voluntary or involuntary, the holders of the Series F Preferred Stock shall be entitled, before any assets of the Corporation shall be distributed among or paid over to the holders of the common stock, to receive out of the assets of the Company $100.00 per share of Series F Preferred Stock. If upon any such dissolution, liquidation or winding up, the assets of the Corporation available for payment to stockholders are not sufficient to make payment in full to the holders of the Series F Preferred Stock, payment shall be made to such holders ratably in accordance with the number of shares held by them and, in case there shall then be more than one series of the Preferred Stock outstanding at that time, ratably in accordance with the respective distributive amount to which such holders shall be entitled.

                 TELEPHONE AND DATA SYSTEMS, INC.

                ----------------------------------

         Statement of Designation, Preferences and Rights
                                of
            $7.00 Cumulative, Convertible, Redeemable
              and Voting Series FF Preferred Shares,
        without par value, Stated Value $100.00 Per Share

                ----------------------------------


          1.   The name of the  corporation is TELEPHONE AND DATA
SYSTEMS, INC.

          2. A copy of the resolution of the Board of Directors establishing and designating the $7.00 Cumulative, Convertible, Redeemable and Voting Series FF Preferred Shares and fixing and determining the relative rights and preferences thereof is attached hereto as Exhibit A and is made a part of this statement.

          3. The aforesaid resolution was duly adopted by the Board of Directors of TELEPHONE AND DATA SYSTEMS, INC. as of
November 9, 1989.

          IN WITNESS WHEREOF, we have hereunto subscribed our names and affixed the seal of this corporation as of the 14th day of November, 1989.

                              TELEPHONE AND DATA SYSTEMS, INC.


                               /s/ LeRoy T. Carlson
                              --------------------------------
                              Name:  LeRoy T. Carlson
                              Title: Chairman

                               /s/ Michael G. Hron
                              --------------------------------
                              Name:  Michael G. Hron
                              Title: Secretary

                                                        Exhibit A
                                                       ----------

         STATEMENT OF DESIGNATION, PREFERENCES AND RIGHTS
                                OF
            $7.00 CUMULATIVE, CONVERTIBLE, REDEEMABLE
              AND VOTING SERIES FF PREFERRED SHARES
             ---------------------------------------

          RESOLVED, that pursuant to the authority expressly granted to and vested in the board of directors of the Corporation by the Articles of Incorporation of the Corporation, the board of directors hereby creates and authorizes the issuance of a series of the Preferred Shares of the Corporation to consist originally of Fourteen Thousand Forty-Five (14,045) shares and hereby fixes the designation and the relative rights and preferences thereof as follows:

          (a) Designation - The designation of the series of Preferred Shares created by this resolution shall be "$7.00 Cumulative, Convertible, Redeemable and Voting Series FF Preferred Shares" (hereinafter referred to as the "Series FF Preferred Shares"). The Series FF Preferred Shares shall have no par value but shall have a stated value of $100.00 per share.

          (b) Dividends - The rate of dividend payable upon Series FF Preferred Shares shall be seven and no/100 dollars ($7.00) per share per annum. Such dividends shall be payable quarterly and shall be cumulative from and commence to accrue on the date of issuance.

          (c)  Redemption -

               (1) Commencing on the sixteenth anniversary of the date of issuance and terminating on the twentieth anniversary of the date of issuance, the Corporation may, at its option, on each anniversary of the date of issuance redeem up to twenty percent (20%) of the originally issued and outstanding Series FF Preferred Shares for $100.00 per share plus an amount equal to all accumulated and unpaid dividends thereon. Prior to such sixteenth anniversary and after such twentieth anniversary, the Series FF Preferred Shares shall not be redeemable.

               (2) Notice of an election under the redemption provision in subparagraph (1) above shall be delivered to each holder of Series FF Preferred Shares to be redeemed at the address appearing on the records of the Corporation not less than thirty (30) days prior to the date upon which such stock is to be redeemed. If, on or before the redemption date specified in such notice, the funds necessary for such redemption shall have been set aside by the Corporation so as to be available for payment on demand to the holder of Series FF Preferred Shares so called for redemption, then notwithstanding that any certificate representing Series FF
                               -1-

Preferred Shares so called for redemption shall not have been surrendered for cancellation, the dividends thereon shall cease to accrue from and after the date of such redemption so specified, and all rights with respect to such Series FF Preferred Shares so called for redemption, including any right to vote or otherwise participate in the determination of any proposed corporate action, shall terminate at the close of business on such redemption date, except only the right of the holder to receive the redemption price therefor, but without interest.

          (d)  Voting Rights -

               (1) With respect to all matters, each holder of Series FF Preferred Shares shall be entitled to one vote for each share of such stock standing in the name of the holder on the books of the Corporation.

               (2) With respect to the election of directors, the holders of Series FF Preferred Shares shall have class voting rights (voting together with the holders of (i) other Preferred Shares that are entitled to vote thereon and that were issued after October 31, 1981, and (ii) Series A Common Shares) to the extent provided in Article IV of the Articles of Incorporation of the Corporation.

          (e)  Conversion -

               (1) Commencing upon issuance and terminating at the close of business on the day before the tenth anniversary of the date of issuance, each outstanding Series FF Preferred Share may be converted, upon fifteen (15) days' written notice, into four and one-half (4.5) Common Shares. On presentation and surrender to the Corporation at its offices of the certificate representing the Series FF Preferred Shares to be converted, the holder thereof shall be entitled to receive in exchange therefor certificates for the fully paid and non-assessable Common Shares of the Corporation at the rate aforesaid, all under suitable regulations to be prescribed by the board of directors of the Corporation. Conversion of Series FF Preferred Shares in the manner aforesaid shall not affect the right of the converting holder thereof to receive dividends accrued but unpaid thereon as of the dividend payment date immediately prior to conversion.

               (2)  The number of Common  Shares into which  each
     Series FF Preferred Share is convertible shall be subject to adjustment from time to time. In the event the Corporation shall (i) pay a dividend on its Common Shares (in Common Shares of the Corporation) of more than 20% of the number of outstanding Common Shares, (ii) subdivide its outstanding Common Shares, (iii) combine the outstanding Common Shares into a smaller number of shares or (iv) issue by reclassification of its Common Shares (whether pursuant to a merger or consolidation or otherwise) any shares of the Corporation, then the holder of each Series FF Preferred Share shall be entitled to receive, upon the conversion of such share, the number of shares of the Corporation which he would have owned or would have been entitled to receive after the happening of any of the events described above had such share been converted immediately prior to the happening of such event. An adjustment made pursuant to this provision shall become effective retroactively with respect to conversions made after the record date in the case of a dividend, and shall become effective on the effective date in the case of a subdivision, combination or reclassification.

               (3) The Corporation shall at all times reserve and keep available out of its authorized Common Shares, solely for the purpose of issuance upon conversion of Series FF Preferred Shares as herein provided, such number of Common Shares as shall then be issuable upon the conversion of all outstanding Series FF Preferred Shares.

               (4) Fractional Common Shares shall not be issued upon conversion of Series FF Preferred Shares, nor shall cash adjustments be made for fractional shares upon such conversion.

               (5) For purposes of this paragraph (e), the term "Common Shares" shall mean (A) the class of stock designated as the Common Shares of the Corporation on the date this Statement is filed with the Iowa Secretary of State, or (B) any other class of stock resulting from successive changes or reclassifications of such class consisting solely of a change in par value, or a change from no par value.

          (f)  Liquidation - The amount payable upon each  Series
FF   Preferred  Share  in  the  event   of  either  voluntary  or
involuntary liquidation shall be $100.00, plus a sum equal to the amount of all accumulated and unpaid dividends thereon.

                 TELEPHONE AND DATA SYSTEMS, INC.

                ----------------------------------

         Statement of Designation, Preferences and Rights
                                of
     $7.00 Cumulative Convertible Voting Series G, Preferred
      Stock, without par value, Stated Value $100 Per Share

                ----------------------------------


          1.   The name of the  corporation is TELEPHONE AND DATA
SYSTEMS, INC.

          2. A copy of the resolution of the board of directors establishing and designating the $7.00 Cumulative Convertible Voting Series G Preferred Stock and fixing and determining the relative rights and preferences thereof is attached hereto as Exhibit A and is made a part of this statement.

          3.   The  aforesaid resolution  was adopted  on October
26, 1974.

          4. The aforesaid resolution was duly adopted by the Board of Directors of TELEPHONE AND DATA SYSTEMS, INC.

          IN WITNESS WHEREOF, we have hereunto subscribed our names and affixed the seal of said corporation this 4th day of November, 1974.

                              TELEPHONE AND DATA SYSTEMS, INC.



[SEAL]                        By  /s/ LeRoy T. Carlson
                                   ---------------------------
                                        President



                                  /s/ Herbert S. Wander
                                   ---------------------------
                                         Secretary

STATE OF ILLINOIS   )
                    )    SS.
COUNTY OF COOK      )


          On this 4th day of November, 1974, before me, a Notary Public, in and for said county, personally appeared Herbert S. Wander, who, being by me duly sworn, did say that he is the secretary of said corporation, that the seal affixed to said instrument is the seal of said corporation and that said instrument was signed and sealed on behalf of the said corporation by authority of its Board of Directors and the said Herbert S. Wander acknowledged the execution of said instrument to be the voluntary act and deed of said corporation.

          IN WITNESS WHEREOF, I have hereunto set my hand and seal the day and year before written.


                                     /s/  Charlene  Anderson
                              --------------------------------
                                           Notary Public

[NOTARIAL SEAL]

                            EXHIBIT A
                           -----------


          RESOLVED, that pursuant to the authority expressly granted to and vested in the Board of Directors of Telephone and Data Systems, Inc., an Iowa corporation (the "Corporation"), by the Articles of Incorporation, the Board of Directors hereby creates and authorizes the issuance of a seventh series of the preferred stock of the Corporation to consist originally of 1,368 shares and hereby fixes the designations, powers and preferences and the qualifications, limitations or restrictions thereof as follows:

          (a) Designation - The designation of the preferred stock created by this resolution shall be $7.00 Cumulative Convertible Voting Series G Preferred Stock (hereinafter referred to as "Series G Preferred Stock"). The Series G Preferred Stock shall have no par value but shall have a stated value of $100.

          (b) Dividends - The holders of the Series G Preferred Stock shall be entitled to receive, when and as declared by the Board of Directors of the Corporation, out of any assets of the Corporation available for dividends pursuant to the laws of the State of Iowa, preferential dividends at the rate of seven dollars ($7.00) per annum per share. The dividends, when payable, shall be paid quarterly on the first days of March, June, September and December in each year, before any dividends shall be declared or paid upon or set apart for the common stock of the Company for that year. Such dividends upon the Series G Preferred Stock shall be cumulative from the date of issue thereof so that if dividends for any past dividend period at the rate of seven dollars ($7.00) per annum shall not have been paid thereon or declared and a sum sufficient for payment thereof set apart, the deficiency shall be fully paid or set apart before any dividend shall be paid upon or set apart for the common stock. Provided however, that no dividends shall be declared on the shares of any series of preferred stock for any dividend period unless the full dividend for all prior dividend periods shall have been declared or shall be declared at the same time upon all preferred stock outstanding during said prior dividend periods, and further provided, that no dividends shall be declared on the shares of any series of preferred stock unless a dividend for the same period shall be declared at the same time upon all preferred stock outstanding during said period in like proportion to the dividend rate upon such shares. Whenever the full dividend upon all the preferred stock for all past dividend periods shall have been paid and the full dividend thereon for the then current dividend period shall have been paid or declared and a sum sufficient for the payment thereof set apart, dividends upon the common stock may be declared by the Board of Directors out of the remainder of the assets available therefor.

          (c) Redemption - Commencing ten years after the date of issuance, the Corporation may, at the option of the Board of Directors, redeem in any one year all or any part of the outstanding shares of Series G Preferred Stock at a price of $100 per share.

          Notice of redemption shall be mailed to each holder of Series G Preferred Stock to be redeemed not less than thirty (30) days prior to the date upon which the stock is to be redeemed. In case less than all of the outstanding Series G Preferred Stock is to be redeemed, the amount to be redeemed and the method of effecting such redemption, whether by lot or pro rata or otherwise, may be determined by the Board of Directors. If on or before the redemption date named in such notice, the funds necessary for such redemption shall have been set aside by the Corporation so as to be available for payment on demand to the holders of the Series G Preferred Stock so called for redemption then, notwithstanding that any certificate of the Series G Preferred Stock so called for redemption shall not have been surrendered for cancellation, the dividends thereon shall cease to accrue from and after the date of redemption so designated and all rights with respect to such Series G Preferred Stock so called for redemption, including any right to vote or otherwise participate in the determination of any proposed corporate action, shall forthwith after such redemption date cease and determine, except only  the right  of the holder  to receive  the redemption price therefor, but with interest on the unpaid dividends calculated only until the date of redemption and without any further interest whatsoever. Stock redeemed pursuant to the provisions hereof or any Series G Preferred Stock purchased or otherwise acquired by the Corporation shall not be reissued but shall be cancelled and proceedings shall be taken in the manner prescribed by statute to reduce the shares accordingly.

          (d) Voting Rights - The holders of the shares of Series G Preferred Stock shall be entitled to one vote for each share of such stock standing in the name of the holder on the books of the Corporation and shall vote together with the holders of the common stock and the holders of other series of the preferred stock of the Corporation as one class.

          (e) Pre-emptive Rights - No holder of any shares of Series G Preferred Stock shall have any pre-emptive right to subscribe for or acquire additional shares of the Corporation of the same or any other class or series, whether such shares be hereby or hereafter authorized; and no holder of Series G Preferred Stock shall have any pre-emptive right to acquire any shares which may be held in the treasury of the Corporation; all such additional or treasury shares may be sold for such consideration at such time and to such person or persons as the Board of Directors may from time to time determine, unless otherwise restricted by the terms of this statement of designations, powers and preferences.

          (f)  Conversion -

               (1) The Series G Preferred Stock shall be convertible into Common Stock as hereinafter provided and, when and as so converted, such Series G Preferred Stock shall be cancelled and retired and shall not be reissued as such.

               (2) Any holder of the Series G Preferred Stock, at any time commencing immediately upon the issuance of the Series G Preferred Stock and terminating upon the expiration of ten years from the date of issuance, may convert such stock into full shares of the Common Stock of the Corporation at the rate of nine (9) shares of Common Stock for each share of Series G Preferred Stock upon 90 days written notice.

               (3) On presentation and surrender to the Corporation at its offices of the certificates for shares of the Series G Preferred Stock to be converted, the holder of such stock shall be entitled to receive in exchange therefor certificates for shares of the fully paid and non-assessable Common Stock of the Corporation at the rate aforesaid, all under suitable regulations to be prescribed by the Board of Directors of the Corporation. Conversion of Series G Preferred Stock in the manner aforesaid shall not affect the right of the holder of such stock to receive dividends accrued but unpaid on such shares as of the dividend payment date immediately prior to conversion.

               (4) The number of shares of Common Stock into which each share of Series G Preferred Stock is convertible shall be subject to adjustment from time to time as in subparagraphs (A) and (B) of this paragraph (f)(4):

               (A)  In  case  the  Corporation  shall  (1)  pay a
          dividend on its Common Stock in shares of the Corporation, (2) subdivide its outstanding Common Stock, (3) combine the outstanding Common Stock into a smaller number of shares, or (4) issue by reclassification of its Common Stock (whether pursuant to a merger or consolidation or otherwise) any shares of the Corporation, then the holder of each share of Series G Preferred Stock shall be entitled to receive upon the conversion of such share, the number of shares of the Corporation which he would have owned or would have been entitled to receive after the happening of any of the events described above had such share been converted immediately prior to the happening of such event. An adjustment made pursuant to this provision shall become effective on the effective date in the case of a subdivision, combination or reclassification.

               (B) No adjustment in the conversion rate shall be required unless such adjustment would require an increase or decrease in such rate of at least one-tenth of a common share; provided, however, that any adjustments which by reason of this subparagraph (B) are not required to be made shall be carried forward and taken into account by any subsequent adjustment.

               (5) The Corporation shall at all times reserve and keep available out of its authorized Common Stock solely for the purpose of issue upon conversion of shares of Series G Preferred Stock as herein provided, such number of shares of Common Stock as shall then be issuable upon the conversion of all outstanding shares of Series G Preferred Stock.

               (6) Fractional shares of Common Stock shall not be issued upon conversion of Series G Preferred Stock nor shall cash adjustments be made for fractional shares upon such conversion.

               (7) For the purpose of this paragraph (f), the term "Common Stock" shall mean (A) the class of stock designated as the Common Stock of the Corporation at the date of these Amended Articles of Incorporation, or (B) any other class of stock resulting from successive changes or reclassifications of such Common Stock consisting solely of change in par value, or from par value to no par value, or from no par value to par value.

          (g)  Liquidation   Rights  -   In  the  event   of  any
liquidation, dissolution or winding up of the affairs of the Corporation, whether voluntary or involuntary, the holders of the Series G Preferred Stock shall be entitled, before any assets of the Corporation shall be distributed among or paid over to the holders of the common stock, to receive out of the assets of the Company $100 per share of Series G Preferred Stock. If upon any such dissolution, liquidation or winding up, the assets of the Corporation available for payment to stockholders are not sufficient to make payment in full to the holders of the Series G Preferred Stock, payment shall be made to such holders ratably in accordance with the number of shares held by them and, in case there shall then be more than one series of the Preferred Stock outstanding at that time, ratably in accordance with the respective distributive amount to which such holders shall be entitled.

                      ARTICLES OF AMENDMENT
                                TO
                    ARTICLES OF INCORPORATION
                                OF
                 TELEPHONE AND DATA SYSTEMS, INC.

==============================================================

         Statement of Designation of Preference and Right
                                of
        $5.00 Cumulative Convertible and Redeemable Voting
          Series GG Preferred Shares, without par value,
                  Stated Value $100.00 Per Share

==============================================================


          1.   The name of the  corporation is Telephone and Data
Systems, Inc.

          2. A copy of the resolution of the Board of Directors establishing and designating the $5.00 Cumulative Convertible and Redeemable Voting Series GG Preferred Shares and fixing and determining the relative rights and preferences thereof is attached hereto as Exhibit A and is made a part of this statement.

          3.   The aforesaid  resolution was adopted as  of April
18, 1990.

          4. The aforesaid resolution was adopted by the Board of Directors of TELEPHONE AND DATA SYSTEMS, INC. No shareholder vote was required.

          IT WITNESS WHEREOF, we have hereunto subscribed our names and affixed the seal of this corporation this 3rd day of May, 1990.

                              TELEPHONE AND DATE SYSTEMS, INC.


                              By:  /s/ LeRoy T. Carlson
                                   --------------------------
                                   LeRoy T. Carlson, Chairman


                              By:  /s/ Michael G. Hron
                                   --------------------------
                                   Michael G. Hron, Secretary

Subscribed and sworn to before
me this 3rd day of May, 1990



/s/ Marian Armbruster
----------------------------
          Notary Public

                                                        Exhibit A

       STATEMENT OF DESIGNATION, PREFERENCES AND RIGHTS OF
                 $5.00 CUMULATIVE CONVERTIBLE AND
           REDEEMABLE VOTING SERIES GG PREFERRED SHARES


          RESOLVED, that pursuant to the authority expressly granted to and vested in the board of directors of the Corporation by the Articles of Incorporation of the Corporation, the board of directors hereby creates and authorizes the issuance of a series of the Preferred Shares of the Corporation to consist originally of Forty-Eight Thousand (48,000) shares, and hereby fixes the designation and the relative rights and preferences thereof as follows:

          (a) Designation. The designation of the series of Preferred Shares created by this resolution shall be "$5.00 Cumulative Convertible and Redeemable Voting Series GG Preferred Shares" (hereinafter referred to as the "Series GG Preferred Shares"). The Series GG Preferred Shares shall have no par value but shall have a stated value of $100.00 per share.

          (b) Dividends. Each holder of a share of Series GG Preferred Shares shall be entitled to receive, when, as and if declared by the board of directs of the Corporation, out of funds of the Corporation legally available therefor, cumulative dividends during each fiscal quarter that such Series GG Preferred Shares is outstanding at a per annum dividend rate of five dollars ($5.00) per share. Such dividends shall be cumulative from and commence to accrue on the date of original issuance of such Series GG Preferred Shares (the "Issue Date").

          (c)  Redemption.

               (1) Unless the Series GG Preferred Shares have been converted or the Corporation shall have received prior to the tenth anniversary of the Issue Date written notice of election to convert in accordance with paragraph (e) hereof, on or after the tenth anniversary of the Issue Date, the Series GG Preferred Shares shall be redeemable, in whole or in part from time-to-time, at the option of the Corporation, upon giving notice as provided in subparagraph (C)(2) hereof, at a redemption price (the "Redemption Price") equal to the product of the number of Series GG Preferred Shares called for redemption times the sum of (A) $100.00 per Series GG Preferred Share plus (B) all dividends accrued and unpaid thereon through the date set for redemption (the "Redemption Date"); provided, however, that prior to the twelfth anniversary of the Issue Date the Corporation shall have redeemed all the Series GG Preferred Shares outstanding. The Redemption Price payable on any Redemption Date shall be payable, at the option of Corporation, (x) in cash (by certified check) or (y) by the issuance of Common Shares of the Corporation to the record holder of such Series GG Preferred
                               -2-

Shares being redeemed. In the event that the Corporation elects to pay the Redemption Price by issuing its Common Shares, the number of Common Shares to be issued shall be calculated based upon the closing price on the American Stock Exchange (or, if the Corporation's Common Shares are not listed on the American Stock Exchange on the first trading day immediately preceding the date notice is given, the closing price of such Common Shares on (in order if more than one applies) any national securities exchange, any regional securities exchange, the highest bid price quoted through the National Association of Securities Dealers Automated Quotation System or the highest bid price reported by dealers in the over-the-counter market) of the Corporation's Common Shares on the first trading day immediately preceding the date that the notice of redemption is mailed to record holders.

               (2) Notice of an election under the redemption provision in subparagraph (c)(1) above shall be mailed (by first class, postage prepaid) to each holder of Series GG Preferred Shares to be redeemed at the address appearing on the records of the Corporation not less than thirty (30) days prior to the Redemption Date. If on or before the Redemption Date specified in such notice, the funds necessary for such redemption shall have been set aside by the Corporation so as to be available for payment to the holder of Series GG Preferred Shares so called for redemption upon such holder's surrender of such Series GG Preferred Shares to the Corporation, then, notwithstanding that any certificate representing Series GG Preferred Shares so called for redemption shall not have been surrendered for cancellation, the dividends thereon shall cease to accrue from and after the Redemption Date, and all rights with respect to such Series GG Preferred Shares so called for redemption, including any right to vote or otherwise participate, in the determination of any proposed corporate action, shall terminate at the close of business on such Redemption Date, except only the right of the holder to receive the Redemption Price therefor, but without interest.

               (3)  Each such notice of redemption shall state:

                    (A)  the Redemption Date;

                    (B) the number of Series GG Preferred Shares to be redeemed and, if less than all the shares held by such holder are to be redeemed from such holder, the number of shares to be redeemed from such holder;

                    (C) whether the Redemption Price will be paid in cash (by certified check) or by the issuance of Common Shares of the Corporation, and, if payment is to be made by the issuance of Common Shares, the number of Common Shares to be issued to such holder;

                    (D)   the place where  certificates for  such
shares are to be surrendered for payment of the Redemption Price;
and

                    (E)    that dividends  on  the  shares to  be
redeemed shall cease to accrue on such Redemption Date.

          On or after the Redemption Date each holder of shares of Series GG Preferred Shares to be redeemed shall present and surrender his certificate or certificates for such shares to the Corporation at the place designated in such notice and thereupon the Redemption Price of such shares shall be paid to or on the order of the person whose name appears on such certificate or certificates as the owner thereof and each surrendered certificate shall be cancelled. In case fewer than all the shares represented by such certificate are redeemed, a new certificate shall be issued representing the unredeemed shares. From and after the Redemption Date (unless the Corporation shall default in payment of the Redemption Price) all dividends on the shares of Series GG Preferred Shares designated for redemption in such notice shall cease to accrue, and all rights of the holders thereof as shareholders of the Corporation, except the right to receive the Redemption Price thereof, without interest, upon the surrender of certificates representing the same, shall cease and terminate and such shares shall not thereafter be transferred (except with the consent of the Corporation) on the books of the Corporation and such shares shall not be deemed to be outstanding for any purpose whatsoever.

          (d)  Voting Rights.

               (1) With respect to all matters, each holder of Series GG Preferred Shares shall be entitled to one vote for each share of such stock standing in the name of the holder on the books of the Corporation.

               (2) With respect to the election of directors, the holders of Series GG Preferred Shares shall have class voting rights (voting together with the holders of (i) other Preferred Shares that are entitled to vote thereon and that were issued after October 31, 1981, and (ii) Series A Common Shares) to the extent provided in Article IV of the Articles of Incorporation of the Corporation.

          (e)  Conversion.

               (1) Commencing upon the Issue Date and terminating at the close of business on the day before the tenth anniversary of the Issue Date, the outstanding Series GG Preferred Shares may be converted at any time, upon fifteen (15) days' written notice mailed to the Corporation (by first class, postage prepaid), into 2.3 Common Shares for each Series GG Preferred Share. On presentation and surrender of the certificate(s) representing the Series GG Preferred Shares to be converted to the Corporation at its offices, the holder thereof shall be entitled to receive in exchange therefor certificates for the fully paid and nonassessable Common Shares of the Corporation at the rate aforesaid, all under suitable regulations to be prescribed by the board of directors of the Corporation. Conversion of Series GG Preferred Shares in the manner aforesaid shall not affect the right of the converting holder thereof to receive dividends accrued but unpaid thereon as of the dividend payment date immediately prior to the date of conversion (the "Conversion Date").

               (2) The number of Common Shares into which each Series GG Preferred Shares is convertible shall be subject to adjustment from time to time as set forth in clauses (A) and (B) of this subparagraph (2):

                    (A) In the event the Corporation shall (i) pay a dividend on its Common Shares in shares of the Corporation,
(ii) subdivide its outstanding Common Shares, (iii) combine the outstanding Common Shares into a smaller number of shares or (iv) issue by reclassification of its Common Shares (whether pursuant to a merger or consolidation or otherwise) any shares of the
Corporation, then the holder of each Series GG Preferred Share shall be entitled to receive upon the conversion of such share, the number of shares of the Corporation which he would have owned or would have been entitled to receive after the happening of any of the events described above had such share been converted immediately prior to the happening of such event. An adjustment made pursuant to this provision shall become effective retroactively with respect to conversions made after the record date in the case of a dividend, and shall become effective on the effective date in the case of a subdivision, combination or reclassification.

                    (B) No adjustment in the conversion rate shall be required unless such adjustment would require an increase or decrease in such rate of at least one-tenth (1/10) of a Common Share; provided, however, that any adjustments which by reason of this clause (B) are not required to be made shall be carried forward and taken into account in any subsequent adjustment.

               (3) The Corporation shall at all times reserve and keep available out of its authorized Common Shares, solely for the purpose of issuance upon conversion of Series GG Preferred Shares as herein provided, such number of Common Shares as shall then be issuable upon the conversion of all outstanding Series GG Preferred Shares.

               (4) Fractional Common Shares shall not be issued upon conversion of Series GG Preferred Shares, nor shall cash adjustments be made for fractional shares upon such conversion.

               (5) For purposes of this paragraph (e), the term "Common Shares" shall mean (A) the class of stock designated as the Common Shares of the Corporation on the date this Statement is filed with the Iowa Secretary of State, or (B) any other class of stock resulting from successive changes or reclassifications of such class consisting solely of a change in par value, or a change from no par value to par value.

               (6)  Each such notice of conversion shall state:

                    (A) The Conversion Date (which shall be at least fifteen (15) days subsequent to the date of mailing of such notice); and

                    (B) The number of Series GG Preferred Shares to be converted, if less than all the shares held by such holder.

                    The holder shall deliver his certificate(s) representing such Series GG Preferred Shares to be converted to the Corporation with the notice of conversion. In case fewer than all the shares represented by such certificate are converted, a new certificate shall be issued representing the unconverted shares. From and after the Conversion Date (unless the Corporation shall default in issuing the Common Shares on the Conversion Date) all dividends on such shares of Series GG Preferred Shares shall cease to accrue and such shares shall not be outstanding for any purpose whatsoever.

          (f) Preference Value in Liquidation. The amount payable upon each Series GG Preferred Shares in the event of either voluntary or involuntary liquidation shall be $100.00, plus a sum equal to the amount of all dividends accrued and unpaid dividends thereon.

                 TELEPHONE AND DATA SYSTEMS, INC.

                ----------------------------------

         Statement of Designation, Preferences and Rights
                                of
      $7.00 Cumulative Convertible Voting Series H Preferred
      Stock, without par value, Stated value $100 Per Share

                ----------------------------------


          1.   The name of the  corporation is TELEPHONE AND DATA
SYSTEMS, INC.

          2. A copy of the resolution of the board of directors establishing and designating the $7.00 Cumulative Convertible Voting Series H Preferred Stock and fixing and determining the relative rights and preferences thereof is attached hereto as Exhibit A and is made a part of this statement.

          3.   The aforesaid resolution  was adopted on September
5, 1975.

          4. The aforesaid resolution was duly adopted by the board of directors of TELEPHONE AND DATA SYSTEMS, INC.

          IN WITNESS WHEREOF, we have hereunto subscribed our names and affixed the seal of said corporation this 25th day of September, 1975.

                              TELEPHONE AND DATA SYSTEMS, INC.



                              By  /s/ LeRoy T. Carlson, Jr.
                                 -----------------------------
                                 LeRoy T. Carlson, Jr.,
                                 Vice President



                                  /s/ Herbert S. Wander
                                 -----------------------------
                                 Herbert S. Wander,
                                 Secretary

STATE OF ILLINOIS   )
                    )    SS.
COUNTY OF COOK      )


          On this 25th day of September, A.D. 1975, before me, a Notary Public, in and for said county, personally appeared Herbert S. Wander, who, being by me duly sworn, did say that he is the secretary of said corporation, that the seal affixed to said instrument is the seal of said corporation and that said instrument was signed and sealed on behalf of the said corporation by authority of its board of directors and the said Herbert S. Wander acknowledged the execution of said instrument to be the voluntary act and deed of said corporation by it voluntarily executed.

          IN WITNESS WHEREOF, I have hereunto set my hand and seal the day and year before written.


                                     /s/ Barbara Allison
                                   --------------------------
                                           Notary Public

[Notarial Seal]

                            EXHIBIT A
                            ---------


          RESOLVED, that pursuant to the authority expressly granted to and vested in the Board of Directors of Telephone and Data Systems, Inc., an Iowa corporation (the "Corporation"), by the Articles of Incorporation, the Board of Directors hereby creates and authorizes the issuance of an eighth series of the preferred stock of the Corporation to consist originally of 4,001 shares and hereby fixes the designations, powers and preferences and the qualifications, limitations or restrictions thereof as follows:

          (a) Designation - The designation of the preferred stock created by this resolution shall be $7.00 Cumulative Convertible Voting Series H Preferred Stock (hereinafter referred to as "Series H Preferred Stock"). The Series H Preferred Stock shall have no par value but shall have a stated value of $100.

          (b) Dividends - The holders of the Series H Preferred Stock shall be entitled to receive, when and as declared by the Board of Directors of the Corporation, out of any assets of the Corporation available for dividends pursuant to the laws of the State of Iowa, preferential dividends at the rate of seven dollars ($7.00) per annum per share. The dividends, when payable, shall be paid quarterly on the first days of March, June, September and December in each year, before any dividends shall be declared or paid upon or set apart for the common stock of the Company for that year. Such dividends upon the Series H Preferred Stock shall be cumulative from the date of issue thereof so that if dividends for any past dividend period at the rate of seven dollars ($7.00) per annum shall not have been paid thereon or declared and a sum sufficient for payment thereof set apart, the deficiency shall be fully paid or set apart before any dividend shall be paid upon or set apart for the common stock. Provided, however, that no dividends shall be declared on the shares of any series of preferred stock for any dividend period unless the full dividend for all prior dividend periods shall have been declared or shall be declared at the same time upon all preferred stock outstanding during said prior dividend periods, and further provided, that no dividends shall be declared on the shares of any series of preferred stock unless a dividend for the same period shall be declared at the same time upon all preferred stock outstanding during said period in like proportion to the dividend rate upon such shares. Whenever the full dividend upon all the preferred stock for all past dividend periods shall have been paid and the full dividend thereon for the then current dividend period shall have been paid or declared and a sum sufficient for the payment thereof set apart, dividends upon the common stock may be declared by the Board of Directors out of the remainder of the assets available therefor.

          (c)  Redemption -

               (1) Unless the holder of Series H Preferred Stock elects not to have his shares redeemed in any one or more years in accordance with this paragraph (c)(1) by so informing the Corporation at any time or times in writing (which election, if made, shall be irrevocable and shall forever bar redemption of the Series H Preferred Stock except in accordance with the provisions of paragraph
     (c)(2)), the Corporation will redeem more than twenty percent of the shares of Series H Preferred Stock then held by each holder of Series H Preferred Stock at an aggregate price of $119.06 per share on the anniversary of the date of issuance of the Series H Preferred Stock in the following years: 1981, 1984, 1987 and 1989 through and including 1995.

               (2) Beginning on the twenty-first anniversary of the date of issuance of the Series H Preferred Stock, the holders of Series H Preferred Stock shall have the right, at their option, to have the Corporation redeem any or all of the outstanding shares of Series H Preferred Stock at a price of $100 per share.

               (3) If, on or before the applicable redemption date named above, the funds necessary for such redemption shall have been set aside by the Corporation so as to be available for payment on demand to the holders of the Series H Preferred Stock so called for redemption, then, notwithstanding that any certificate of the Series H Preferred Stock so called for redemption shall not have been surrendered for cancellation, the dividends thereon shall cease to accrue from and after the date of redemption so designated and all rights with respect to such Series H Preferred Stock so called for redemption, including any right to vote or otherwise participate in the determination of any proposed corporate action, shall forthwith after such redemption date cease and determine, except only the right of the holder to receive the redemption price therefor, but with interest on the unpaid dividends calculated only until the date of redemption and without any further interest whatsoever.

               (4) Stock redeemed pursuant to any of the provisions of paragraph (c) or any Series H Preferred Stock purchased or otherwise acquired by the Corporation shall not be reissued but shall be cancelled and proceedings shall be taken in the manner prescribed by statute to reduce the shares accordingly.

          (d) Voting Rights - The holders of the shares of Series H Preferred Stock shall be entitled to one vote for each share of such stock standing in the name of the holder on the books of the Corporation and shall vote together with the holders of the common stock and the holders of other series of the preferred stock of the Corporation as one class.

          (e) Pre-emptive Rights - No holder of any shares of Series H Preferred Stock shall have any pre-emptive right to subscribe for or acquire additional shares of the Corporation of the same or any other class or series, whether such shares be hereby or hereafter authorized; and no holder of Series H Preferred Stock shall have any pre-emptive right to acquire any shares which may be held in the treasury of the Corporation; all such additional or treasury shares may be sold for such consideration at such time and to such person or persons as the Board of Directors may from time to time determine, unless otherwise restricted by the terms of this statement of designations, powers and preferences.

          (f)  Conversion -

               (1) The Series H Preferred Stock shall be convertible into Common Stock as hereinafter provided and, when and as so converted, such Series H Preferred Stock shall be cancelled and retired and shall not be reissued as such.

               (2) Any holder of the Series H Preferred Stock, at any time commencing immediately upon the issuance of the Series H Preferred Stock and terminating upon the expiration of ten years from the date of issuance, may convert such stock into full shares of the Common Stock of the Corporation at the rate of nine (9) shares of Common Stock for each share of Series H Preferred Stock upon 90 days written notice to the Corporation by the holder of the Series H Preferred Stock. The Corporation, at its option, may consent to shorter notice.

               (3) On presentation and surrender to the Corporation at its offices of the certificates for shares of the Series H Preferred Stock to be converted, the holder of such stock shall be entitled to receive in exchange therefor certificates for shares of the fully paid and non-assessable Common Stock of the Corporation at the rate aforesaid, all under suitable regulations to be prescribed by the Board of Directors of the Corporation. Conversion of Series H Preferred Stock in the manner aforesaid shall not affect the right of the holder of such stock to receive dividends accrued but unpaid on such shares as of the dividend payment date immediately prior to conversion.

               (4) The number of shares of Common Stock into which each share of Series H Preferred Stock is convertible shall be subject to adjustment from time to time as in subparagraphs (A) and (B) of this paragraph (f)(4):

               (A)  In  case  the  Corporation  shall  (1)  pay a
          dividend on its Common Stock in shares of the Corporation, (2) subdivide its outstanding Common Stock, (3) combine the outstanding Common Stock into a smaller number of shares, or (4) issue by reclassification of its Common Stock (whether pursuant to a merger or consolidation or otherwise) any shares of the Corporation, then the holder of each share of Series H Preferred Stock shall be entitled to receive upon the conversion of such share, the number of shares of the Corporation which he would have owned or would have been entitled to receive after the happening of any of the events described above had such share been converted immediately prior to the happening of such event. An adjustment made pursuant to this provision shall become effective on the effective date in the case of a subdivision, combination or reclassification.

               (B) No adjustment in the conversion rate shall be required unless such adjustment would require an increase or decrease in such rate of at least one-tenth of a common share; provided, however, that any adjustments which by reason of this subparagraph (B) are not required to be made shall be carried forward and taken into account by any subsequent adjustment.

               (5) The Corporation shall at all times reserve and keep available out of its authorized Common Stock solely for the purpose of issue upon conversion of shares of Series H Preferred Stock as herein provided, such number of shares of Common Stock as shall then be issuable upon the conversion of all outstanding shares of Series H Preferred Stock.

               (6) Fractional shares of Common Stock shall not be issued upon conversion of Series H Preferred Stock nor shall cash adjustments be made for fractional shares upon such conversion.

               (7) For the purposes of this paragraph (f), the term "Common Stock" shall mean (A) the class of stock designated as the Common Stock of the Corporation at the date of these Amended Articles of Incorporation, or (B) any other class of stock resulting from successive changes or reclassifications of such Common Stock consisting solely of change in par value, or from par value to no par value, or from no par value to par value.

          (g)  Liquidation  Rights   -  In   the  event   of  any
liquidation, dissolution or winding up of the affairs of the Corporation, whether voluntary or involuntary, the holders of the Series H Preferred Stock shall be entitled, before any assets of the Corporation shall be distributed among or paid over to the holders of the Common Stock, to receive out of the assets of the

Company $100 per share of Series H Preferred Stock. If upon any such dissolution, liquidation or winding up, the assets of the Corporation available for payment to stockholders are not sufficient to make payment in full to the holders of the Series H Preferred Stock, payment shall be made to such holders ratably in accordance with the number of shares held by them and, in case there shall then be more than one series of the Preferred Stock outstanding at that time, ratably in accordance with the respective distributive amount to which such holders shall be entitled.

                      ARTICLES OF AMENDMENT
                                TO
                    ARTICLES OF INCORPORATION
                               OF
                 TELEPHONE AND DATA SYSTEMS, INC.
                ----------------------------------

         Statement of Designation of Preference and Right
                                of
          Redeemable Voting Series HH Preferred Shares,
        without par value, Stated Value $100.00 Per Share
                ----------------------------------


          1.   The name of the  corporation is TELEPHONE AND DATA
SYSTEMS, INC.

          2. A copy of the resolution of the Board of Directors establishing and designating the Redeemable Voting Series HH Preferred Shares and fixing and determining the relative rights and preferences thereof is attached hereto as Exhibit A and is made a part of this statement.

          3.   The  aforesaid  resolution   was  adopted  as   of
September 21, 1990.

          4.   The  aforesaid resolution was  duly adopted by the
Board  of Directors  of  TELEPHONE AND  DATA  SYSTEMS, INC.    No
shareholder vote was required.

          IN WITNESS WHEREOF, we have hereunto subscribed our names and affixed the seal of this corporation this 4th day of March, 1991.

                              TELEPHONE AND DATA SYSTEMS, INC.


                              By:   /s/  LeRoy T.  Carlson
                                   ---------------------------
                                   LeRoy T. Carlson, Chairman


                              By:   /s/  Michael G.  Hron
                                   ---------------------------
                                   Michael G. Hron, Secretary

Subscribed and sworn to before
me this 4th day of March, 1991


 /s/ Miriam L. Oberbruner
-----------------------------
      Notary Public

                                                        Exhibit A

       STATEMENT OF DESIGNATION, PREFERENCES AND RIGHTS OF
           REDEEMABLE VOTING SERIES HH PREFERRED SHARES


          RESOLVED, that pursuant to the authority expressly granted to and vested in the board of directors of the Corporation by the Articles of Incorporation of the Corporation, the board of directors hereby creates and authorizes the issuance of a series of Preferred Shares of the Corporation to consist originally of Six Thousand Seven Hundred Thirty Eight (6,738) shares, and hereby fixes the designation, relative rights and preferences thereof as follows:

          (a) Designation. The designation of the series of Preferred Shares created by this resolution shall be "Redeemable Voting Series HH Preferred Shares" (hereinafter referred to as the "Series HH Preferred Shares"). The Series HH Preferred Shares shall have no par value but shall have a stated value of $100.00 per share.

          (b) Dividends. Each holder of a Series HH Preferred Share shall be entitled to receive, when, as and if declared by the board of directors of the Corporation, out of funds of the Corporation legally available therefor, cumulative dividends during each fiscal quarter that such Series HH Preferred Shares are outstanding at a per annum dividend rate of six dollars ($6.00) per share. Such dividends shall be payable as declared and cumulative from and commence to accrue on the date of original issuance of such Series HH Preferred Shares (the "Issue Date").

          (c)  Redemption at Election of Holder.

               (1)  The  Series  HH  Preferred  Shares  shall  be
     redeemable, in whole or in part, at the option of the holder thereof, on March 1, 1992, upon written notice given by such holder, between September 1, 1991 and December 1, 1991 and on the first day of March in calendar years 1997 through 2012, upon written notice given by such holder between the first day of September and the first day of December of the immediately preceding calendar year, of the holder's election to have the Corporation redeem such shares on March 1st of the next succeeding calendar year (the "Redemption Date"). Notice of an election under the redemption provision above shall be mailed (by first class, postage prepaid) to the office or agency maintained by the Corporation for that purpose and each notice shall state the number of Series HH Preferred Shares to be redeemed, if less than all the shares held by the holder giving such notice.

               (2) Except as provided in the preceding paragraph, the Series HH Preferred Shares shall not be subject to redemption and shall not be subject to the election by the holder thereof to have the Corporation redeem such Series HH Preferred Shares.

               (3) Upon receipt of written notice from the holder of its election to redeem, the Corporation shall redeem the Series HH Preferred Shares to be redeemed pursuant to such notice of redemption on the Redemption Date. The redemption price (the "Redemption Price") of the Series HH Preferred Shares shall be equal to the product of the number of Series HH Preferred Shares elected to be redeemed multiplied by the sum of (A) $100.00 per share plus
     (B) all dividends accrued and unpaid, whether declared or undeclared, thereon through the Redemption Date. The Redemption Price payable on any Redemption Date shall be paid by check mailed to the holder within 30 days of the Redemption Date.

               (4) If on or before the Redemption Date, the funds necessary for such redemption shall have been set aside by the Corporation so as to be available for payment to any holder of the Series HH Preferred Shares to be redeemed pursuant to such notice of redemption upon such holder's surrender of such Series HH Preferred Shares to the Corporation, then, notwithstanding that any certificate representing Series HH Preferred Shares to be so redeemed shall not have been surrendered for cancellation, the dividends thereon shall cease to accrue from and after the Redemption Date, and all rights with respect to such Series HH Preferred Shares to be so redeemed, including any right to vote or otherwise participate in the determination of any proposed corporate action, shall terminate at the close of business on such Redemption Date, except only the right of the holder to receive the Redemption Price therefor, but without interest.

               (5) Each holder who has given notice pursuant to subparagraph (c)(1) above shall deliver the certificate representing the Series HH Preferred Shares to be redeemed to the Corporation with the notice of the redemption. In case fewer than all the shares represented by such certificate are to be redeemed, a new certificate shall be issued representing the shares which were not so redeemed.

          (d)  Voting Rights.

               (1) With respect to all matters, each holder of Series HH Preferred Shares shall be entitled to one vote for each share of such stock standing in the name of the holder on the books of the Corporation.

               (2) With respect to the election of directors, the holders of Series HH Preferred Shares shall have class voting rights (voting together with the holders of (i) other

     Preferred Shares that are entitled to vote thereon and that were issued after October 31, 1981, and (ii) Series A Common
     Shares) to the extent provided in Article IV of the Articles of Incorporation of the Corporation.

          (e)  Preference  Value  in  Liquidation.    The  amount
payable upon each Series HH Preferred Share in the event of either voluntary or involuntary liquidation shall be $100.00.

                 TELEPHONE AND DATA SYSTEMS, INC.

                ----------------------------------

         Statement of Designation, Preferences and Rights
                                of
     $7.00 Cumulative Convertible Voting Series I, Preferred
      Stock, without par value, Stated Value $100 Per Share

                ----------------------------------


          1.   The name of the  corporation is TELEPHONE AND DATA
SYSTEMS, INC.

          2. A copy of the resolution of the board of directors establishing and designating the $7.00 Cumulative Convertible Voting Series I Preferred Stock and fixing and determining the relative rights and preferences thereof is attached hereto as Exhibit A and is made a part of this statement.

          3. The aforesaid resolution was adopted on July 13, 1976.

          4. The aforesaid resolution was duly adopted by the board of directors of TELEPHONE AND DATA SYSTEMS, INC.

          IN WITNESS WHEREOF, we have hereunto subscribed our names and affixed the seal of said corporation this 13th day of July, 1976.

                              TELEPHONE AND DATA SYSTEMS, INC.



                              By  /s/  LeRoy T. Carlson
                                   ---------------------------
                                        President



                                  /s/  Herbert S.  Wander
                                   ---------------------------
                                         Secretary

STATE OF ILLINOIS   )
                    )    SS.
COUNTY OF COOK      )


          On this 13th day of July, 1976, before me, a Notary Public, in and for said county, personally appeared Herbert S. Wander, who, being by me duly sworn, did say that he is the secretary of said corporation and that said instrument was signed and sealed on behalf of the said corporation by authority of its Board of Directors and the said Herbert S. Wander acknowledged the execution of said instrument to be the voluntary act and deed of said corporation.

          IN WITNESS WHEREOF, I have hereunto set my hand and seal the day and year before written.


                                     /s/ Charlene Anderson
                                   ---------------------------
                                           Notary Public

[Notarial Seal]

                            EXHIBIT A
                           ------------


          RESOLVED, that pursuant to the authority expressly granted to and vested in the Board of Directors of Telephone and Data Systems, Inc., an Iowa corporation (the "Corporation"), by the Articles of Incorporation, the Board of Directors hereby creates and authorizes the issuance of a ninth series of the preferred stock of the Corporation to consist originally of 12,000 shares and hereby fixes the designations, powers and preferences and the qualifications, limitations or restrictions thereof as follows:

          (a) Designation - The designation of the preferred stock created by this resolution shall be $7.00 Cumulative Convertible Voting Series I Preferred Stock (hereinafter referred to as "Series I Preferred Stock"). The Series I Preferred Stock shall have no par value but shall have a stated value of $100.

          (b) Dividends - The holders of the Series I Preferred Stock shall be entitled to receive, when and as declared by the Board of Directors of the Corporation, out of any assets of the Corporation available for dividends pursuant to the laws of the State of Iowa, preferential dividends at the rate of seven dollars ($7.00) per annum per share. The dividends, when payable, shall be paid quarterly on the first days of March, June, September and December in each year, before any dividends shall be declared or paid upon or set apart for the common stock of the Company for that year. Such dividends upon the Series I Preferred Stock shall be cumulative from the date of issue thereof so that if dividends for any past dividend period at the rate of seven dollars ($7.00) per annum shall not have been paid thereon or declared and a sum sufficient for payment thereof set apart, the deficiency shall be fully paid or set apart before any dividend shall be paid upon or set apart for the common stock. Provided however, that no dividends shall be declared on the shares of any series of preferred stock for any dividend period unless the full dividend for all prior dividend periods shall have been declared or shall be declared at the same time upon all preferred stock outstanding during said prior dividend periods, and further provided, that no dividends shall be declared on the shares of any series of preferred stock unless a dividend for the same period shall be declared at the same time upon all preferred stock outstanding during said period in like proportion to the dividend rate upon such shares. Whenever the full dividend upon all the preferred stock for all past dividend periods shall have been paid and the full dividend thereon for the then current dividend period shall have been paid or declared and a sum sufficient for the payment thereof set apart, dividends upon the common stock may be declared by the Board of Directors out of the remainder of the assets available therefor.

          (c) Redemption - Commencing ten years after the date of issuance, the Corporation may, at the option of the Board of Directors, redeem in any one year all or any part of the outstanding shares of Series I Preferred Stock at a price of $100 per share.

          Notice of redemption shall be mailed to each holder of Series I Preferred Stock to be redeemed not less than thirty (30) days prior to the date upon which such stock is to be redeemed. In case less than all of the outstanding Series I Preferred Stock is to be redeemed, the amount to be redeemed and the method of effecting such redemption, whether by lot or pro rata or otherwise, may be determined by the Board of Directors. If on or before the redemption date named in such notice, the funds necessary for such redemption shall have been set aside by the Corporation so as to be available for payment on demand to the holders of the Series I Preferred Stock so called for redemption then, notwithstanding that any certificate of the Series I Preferred Stock so called for redemption shall not have been surrendered for cancellation, the dividends thereon shall cease to accrue from and after the date of redemption so designated and all rights with respect to such Series I Preferred Stock so called for redemption, including any right to vote or otherwise participate in the determination of any proposed corporate action, shall forthwith after such redemption date cease and determine, except only the right of the holder to receive the redemption price therefor, but without interest. Stock redeemed pursuant to the provisions hereof or any Series I Preferred Stock purchased or otherwise acquired by the Corporation shall not be reissued but shall be cancelled and proceedings shall be taken in the manner prescribed by statute to reduce the shares accordingly.

          (d) Voting Rights - The holders of the shares of Series I Preferred Stock shall be entitled to one vote for each share of such stock standing in the name of the holder on the books of the Corporation and shall vote together with the holders of the common stock and the holders of other series of the preferred stock of the Corporation as one class.

          (e) Pre-emptive Rights - No holder of any shares of Series I Preferred Stock shall have any pre-emptive right to subscribe for or acquire additional shares of the Corporation of the same or any other class or series, whether such shares be hereby or hereafter authorized; and no holder of Series I Preferred Stock shall have any pre-emptive right to acquire any shares which may be held in the treasury of the Corporation; all such additional or treasury shares may be sold for such consideration at such time and to such person or persons as the Board of Directors may from time to time determine, unless otherwise restricted by the terms of this statement of designations, powers and preferences.

          (f)  Conversion -

               (1) The Series I Preferred Stock shall be convertible into Common Stock as hereinafter provided and, when and as so converted, such Series I Preferred Stock shall be cancelled and retired and shall not be reissued as such.

               (2) Any holder of the Series I Preferred Stock, at any time commencing immediately upon the issuance of the Series I Preferred Stock and terminating June 30, 1981, may convert such stock into full shares of the Common Stock of the Corporation at the rate of ten (10) shares of Common Stock for each share of Series I Preferred Stock upon 90 days written notice; and any holder of Series I Preferred Stock thereafter until June 30, 1986, may convert such stock into full shares of the Common Stock of the Corporation at the rate of nine (9) shares of Common Stock for each share of Series I Preferred Stock upon 90 days written notice.

               (3) On presentation and surrender to the Corporation at its offices of the certificates for shares of the Series I Preferred Stock to be converted, the holder of such stock shall be entitled to receive in exchange therefor certificates for shares of the fully paid and non-assessable Common Stock of the Corporation at the rate aforesaid, all under suitable regulations to be prescribed by the Board of Directors of the Corporation. Conversion of Series I Preferred Stock in the manner aforesaid shall not affect the right of the holder of such stock to receive dividends accrued but unpaid on such shares as of the dividend payment date immediately prior to conversion.

               (4) The number of shares of Common Stock into which each share of Series I Preferred Stock is convertible shall be subject to adjustment from time to time as in subparagraphs (A) and (B) of this paragraph (f)(4):

               (A)  In  case  the  Corporation  shall (1)  pay  a
          dividend on its Common Stock in shares of the Corporation, (2) subdivide its outstanding Common Stock, (3) combine the outstanding Common Stock into a smaller number of shares, or (4) issue by reclassification of its Common Stock (whether pursuant to a merger or consolidation or otherwise) any shares of the Corporation, then the holder of each share of Series I Preferred Stock shall be entitled to receive upon the conversion of such share, the number of shares of the Corporation which he would have owned or would have been entitled to receive after the happening of any of the events described above had such share been converted immediately prior to the happening of such event. An adjustment made pursuant to this provision shall become effective on the effective date in the case of a subdivision, combination or reclassification.

               (B) No adjustment in the conversion rate shall be required unless such adjustment would require an increase or decrease in such rate of at least one-tenth of a common share; provided, however, that any adjustments which by reason of this subparagraph (B) are not required to be made shall be carried forward and taken into account in any subsequent adjustment.

               (5) The Corporation shall at all times reserve and keep available out of its authorized Common Stock solely for the purpose of issue upon conversion of shares of Series I Preferred Stock as herein provided, such number of shares of Common Stock as shall then be issuable upon the conversion of all outstanding shares of Series I Preferred Stock.

               (6) Fractional shares of Common Stock shall not be issued upon conversion of Series I Preferred Stock nor shall cash adjustments be made for fractional shares upon such conversion.

               (7) For the purposes of this paragraph (f), the term "Common Stock" shall mean (A) the class of stock designated as the Common Stock of the Corporation at the date of these Amended Articles of Incorporation; or (B) any other class of stock resulting from successive changes or reclassifications of such Common Stock consisting solely of change in par value, or from par value to no par value, or from no par value to par value.

          (g)  Liquidation   Rights  -  In   the  event   of  any
liquidation, dissolution or winding up of the affairs of the Corporation, whether voluntary or involuntary, the holders of the Series I Preferred Stock shall be entitled, before any assets of the Corporation shall be distributed among or paid over to the holders of the common stock, to receive out of the assets of the Company $100 per share of Series I Preferred Stock. If upon any such dissolution, liquidation or winding up, the assets of the Corporation available for payment to stockholders are not sufficient to make payment in full to the holders of the Series I Preferred Stock, payment shall be made to such holders ratably in accordance with the number of shares held by them and, in case there shall then be more than one series of the Preferred Stock outstanding at that time, ratably in accordance with the respective distributive amount to which such holders shall be entitled.

                      ARTICLES OF AMENDMENT
                                TO
                    ARTICLES OF INCORPORATION
                               OF
                 TELEPHONE AND DATA SYSTEMS, INC.
                ----------------------------------

         Statement of Designation of Preference and Right
                                of
          Redeemable Voting Series II Preferred Shares,
        without par value, Stated Value $100.00 Per Share
                ----------------------------------


          1.   The name of the  corporation is TELEPHONE AND DATA
SYSTEMS, INC.

          2. A copy of the resolution of the Board of Directors establishing and designating the Redeemable Voting Series II Preferred Shares and fixing and determining the relative rights and preferences thereof is attached hereto as Exhibit A and is made a part of this statement.

          3.   The  aforesaid  resolution   was  adopted  as   of
September 21, 1990.

          4.   The  aforesaid resolution was  duly adopted by the
Board  of Directors  of  TELEPHONE AND  DATA  SYSTEMS, INC.    No
shareholder vote was required.

          IN WITNESS WHEREOF, we have hereunto subscribed our names and affixed the seal of this corporation this 4th day of March, 1991.

                              TELEPHONE AND DATA SYSTEMS, INC.


                              By:   /s/  LeRoy T.  Carlson
                                   ---------------------------
                                   LeRoy T. Carlson, Chairman


                              By:   /s/  Michael G.  Hron
                                   ---------------------------
                                   Michael G. Hron, Secretary

Subscribed and sworn to before
me this 4th day of March, 1991


 /s/ Miriam L. Oberbruner
------------------------------
      Notary Public

                                                        Exhibit A

       STATEMENT OF DESIGNATION, PREFERENCES AND RIGHTS OF
           REDEEMABLE VOTING SERIES II PREFERRED SHARES


          RESOLVED, that pursuant to the authority expressly granted to and vested in the board of directors of the Corporation by the Articles of Incorporation of the Corporation, the board of directors hereby creates and authorizes the issuance of a series of the Preferred Shares of the Corporation to consist originally of Six Thousand Seven Hundred Thirty Eight (6,738) shares, and hereby fixes the designation, relative rights and preferences thereof as follows:

          (a) Designation. The designation of the series of Preferred Shares created by this resolution shall be "Redeemable Voting Series II Preferred Shares" (hereinafter referred to as the "Series II Preferred Shares"). The Series II Preferred Shares shall have no par value but shall have a stated value of $100.00 per share.

          (b) Dividends. Each holder of a Series II Preferred Share shall be entitled to receive, when, as and if declared by the board of directors of the Corporation, out of funds of the Corporation legally available therefor, cumulative dividends during each fiscal quarter that such Series II Preferred Shares are outstanding at a per annum dividend rate of six dollars ($6.00) per share. Such dividends shall be payable as declared and cumulative from and commence to accrue on the date of original issuance of such Series II Preferred Shares (the "Issue Date").

          (c)  Redemption at Election of Holder.

               (1)  The  Series  II  Preferred  Shares  shall  be
     redeemable, in whole or in part, at the option of the holder thereof, on March 1, 1993, upon written notice given by such holder, between September 1, 1992 and December 1, 1992 and on the first day of March in calendar years 1997 through 2012, upon written notice given by such holder between the first day of September and the first day of December of the immediately preceding calendar year, of the holder's election to have the Corporation redeem such shares on March 1st of the next succeeding calendar year (the "Redemption Date"). Notice of an election under the redemption provision above shall be mailed (by first class, postage prepaid) to the office or agency maintained by the Corporation for that purpose and each notice shall state the number of Series II Preferred Shares to be redeemed, if less than all the shares held by the holder giving such notice.

               (2) Except as provided in the preceding paragraph, the Series II Preferred Shares shall not be subject to redemption and shall not be subject to the election by the holder thereof to have the Corporation redeem such Series II Preferred Shares.

               (3) Upon receipt of written notice from the holder of its election to redeem, the Corporation shall redeem the Series II Preferred Shares to be redeemed pursuant to such notice of redemption on the Redemption Date. The redemption price (the "Redemption Price") of the Series II Preferred Shares shall be equal to the product of the number of Series II Preferred Shares elected to be redeemed multiplied by the sum of (A) $100.00 per share plus
     (B) all dividends accrued and unpaid, whether declared or undeclared, thereon through the Redemption Date. The Redemption Price payable on any Redemption Date shall be paid by check mailed to the holder within 30 days of the Redemption Date.

               (4) If on or before the Redemption Date, the funds necessary for such redemption shall have been set aside by the Corporation so as to be available for payment to any holder of the Series II Preferred Shares to be redeemed pursuant to such notice of redemption upon such holder's surrender of such Series II Preferred Shares to the Corporation, then, notwithstanding that any certificate representing Series II Preferred Shares to be so redeemed shall not have been surrendered for cancellation, the dividends thereon shall cease to accrue from and after the Redemption Date, and all rights with respect to such Series II Preferred Shares to be so redeemed, including any right to vote or otherwise participate in the determination of any proposed corporate action, shall terminate at the close of business on such Redemption Date, except only the right of the holder to receive the Redemption Price therefor, but without interest.

               (5) Each holder who has given notice pursuant to subparagraph (c)(1) above shall deliver the certificate representing the Series II Preferred Shares to be redeemed to the Corporation with the notice of the redemption. In case fewer than all the shares represented by such certificate are to be redeemed, a new certificate shall be issued representing the shares which were not so redeemed.

          (d)  Voting Rights.

               (1) With respect to all matters, each holder of Series II Preferred Shares shall be entitled to one vote for each share of such stock standing in the name of the holder on the books of the Corporation.

               (2) With respect to the election of directors, the holders of Series II Preferred Shares shall have class voting rights (voting together with the holders of (i) other

     Preferred Shares that are entitled to vote thereon and that were issued after October 31, 1981, and (ii) Series A Common
     Shares) to the extent provided in Article IV of the Articles of Incorporation of the Corporation.

          (e)  Preference  Value  in  Liquidation.    The  amount
payable upon each Series II Preferred Share in the event of either voluntary or involuntary liquidation shall be $100.00.

                 TELEPHONE AND DATA SYSTEMS, INC.

                ----------------------------------

         Statement of Designation, Preferences and Rights
                                of
      $7.00 Cumulative Convertible Voting Series J Preferred
      Stock, without par value, Stated Value $100 Per Share

                ----------------------------------


          1.   The name of the  corporation is TELEPHONE AND DATA
SYSTEMS, INC.

          2. A copy of the resolution of the board of directors establishing and designating the $7.00 Cumulative Convertible Voting Series J Preferred Stock and fixing and determining the relative rights and preferences thereof is attached hereto as Exhibit A and is made a part of this statement.

          3.   The aforesaid  resolution was adopted  on December
9, 1977.

          4. The aforesaid resolution was duly adopted by the board of directors of TELEPHONE AND DATA SYSTEMS, INC.

          IN WITNESS WHEREOF, we have hereunto subscribed our names and affixed the seal of said corporation this 9th day of December, 1977.

                              TELEPHONE AND DATA SYSTEMS, INC.



                              By  /s/  LeRoy T. Carlson
                                 ---------------------------
                                 LeRoy T. Carlson,
                                 President



                                  /s/  Herbert S.  Wander
                                 ---------------------------
                                 Herbert S. Wander,
                                 Secretary

STATE OF ILLINOIS   )
                    )    SS.
COUNTY OF COOK      )


          On this 9th day of December, A.D. 1977, before me, a Notary Public, in and for said county, personally appeared Herbert S. Wander, who, being by me duly sworn, did say that he is the secretary of said corporation, that the seal affixed to said instrument is the seal of said corporation and that said instrument was signed and sealed on behalf of the said corporation by authority of its board of directors and the said Herbert S. Wander acknowledged the execution of said instrument to be the voluntary act and deed of said corporation by it voluntarily executed.

          IN WITNESS WHEREOF, I have hereunto set my hand and seal the day and year before written.


                                     /s/  Barbara Allison
                                   ---------------------------
                                           Notary Public

[Notarial Seal]

$7.00 Cumulative Convertible Voting Series J Preferred Stock


          RESOLVED, that pursuant to the authority expressly granted to and vested in the board of directors of the Corporation by the Articles of Incorporation, the board of directors hereby creates and authorizes the issuance of a tenth series of the preferred stock of the Corporation to consist originally of 10,000 shares and hereby fixes the designations, powers and preferences and the qualifications, limitations or restrictions thereof as follows:

          (a) Designation - The designation of the preferred stock created by this resolution shall be "$7.00 Cumulative Convertible Voting Series J Preferred Stock" (hereinafter referred to as "Series J Preferred Stock"). The Series J Preferred Stock shall have no par value but shall have a stated value of $100.00.

          (b) Dividends - The holders of the Series J Preferred Stock shall be entitled to receive, when and as declared by the board of directors of the Corporation, out of any assets of the Corporation available for dividends pursuant to the laws of the State of Iowa, preferential dividends at the rate of seven dollars ($7.00) per annum per share and no more. The dividends, when payable, shall be paid quarterly on the first days of March, June, September and December in each year, before any dividends shall be declared or paid upon or set apart for the common stock of the Company for that quarter. Such dividends upon the Series J Preferred Stock shall be cumulative from the date of issue thereof so that if dividends for any past dividend period at the rate of seven dollars ($7.00) per annum shall not have been paid thereon or declared and a sum sufficient for payment thereof set apart, the deficiency shall be fully paid or set apart but without interest, before any dividend shall be paid upon or set apart for the common stock; provided, however, that no dividends shall be declared on the shares of any series of preferred stock for any dividend period unless the full dividend for all prior dividend periods shall have been declared or shall be declared at the same time upon all preferred stock outstanding during such prior dividend periods, and further provided that no dividends shall be declared on the shares of any series of preferred stock unless a dividend for the same period shall be declared at the same time upon all preferred stock outstanding during said period in like proportion to the dividend rate upon such shares. Whenever the full dividend upon all the preferred stock for all past dividend periods shall have been paid and the full dividend thereon for the then current dividend period shall have been paid or declared and a sum sufficient for the payment thereof set apart, dividends upon the common stock may be declared by the board of directors out of the remainder of the assets available therefor.

          (c) Redemption - The Corporation shall redeem the following aggregate amounts of Series J Preferred Stock on the following dates, provided such shares have not been converted pursuant to paragraph (f) hereof prior to such date:

within 10 days after the 5th anniversary of issue     2150 shares

within 10 days after the 10th anniversary of issue    1750 shares
                                                    -------
                                             total    3900 shares

          Upon such redemption, the holders of the shares of Series J Preferred Stock redeemed shall be entitled to receive $100 per share plus an amount equal to all dividends accrued and unpaid to the redemption date. The amount to be redeemed from each holder of Series J Preferred Stock shall be determined on a pro rata basis.

          Upon or after the expiration of fifteen (15) years from the date of issue, the Corporation, at the option of the board of directors, may redeem, at any one time, all of the then outstanding Series J Preferred Stock, without premium, upon payment of $100 per share, plus any accrued but unpaid dividends.

          Notice of redemption shall be mailed to each holder of Series J Preferred Stock to be redeemed not less than thirty (30) days prior to the date upon which such stock is to be redeemed. If on or before the redemption date named in such notice, the funds necessary for such redemption shall have been set aside by the Corporation so as to be available for payment on demand to the holders of the Series J Preferred Stock so called for redemption then, notwithstanding that any certificate of the Series J Preferred Stock so called for redemption shall not have been surrendered for cancellation, the dividends thereon shall cease to accrue from and after the date of such redemption so designated, and all rights with respect to such Series J Preferred Stock so called for redemption, including any right to vote or otherwise participate in the determination of any proposed corporate action, shall forthwith after such redemption date cease and terminate, except only the right of the holder to receive the redemption price therefor, but without interest. Stock redeemed pursuant to the provisions hereof or any Series J Preferred Stock purchased or otherwise acquired shall not be reissued but shall be cancelled and proceedings shall be taken in the manner prescribed by statute to reduce the number of outstanding shares of Series J Preferred Stock accordingly.

          (d) Voting Rights - The holders of the shares of Series J Preferred Stock shall be entitled to one vote for each share of such stock standing in the name of the holder on the books of the Corporation and shall vote together with the holders of the common stock and the holders of other series of the preferred stock of the Corporation as one class.

          (e) Pre-emptive Rights - No holder of any shares of Series J Preferred Stock shall have any pre-emptive right to subscribe for or acquire additional shares of the Corporation of the same or any other class or series, whether such shares be hereby or hereafter authorized; and no holder of Series J Preferred Stock shall have any pre-emptive right to acquire any shares which may be held in the treasury of the Corporation; all such additional or treasury shares may be sold for such consideration at such time and to such person or persons as the board of directors may from time to time determine.

          (f)  Conversion -
               (1) The Series J Preferred Stock shall be convertible into Common Stock as hereinafter provided, and, when and as so converted, such Series J Preferred Stock shall be cancelled and retired and shall not be reissued as such. Commencing upon issuance and terminating five years thereafter, the Series J Preferred Stock may be converted, upon 30 days written notice to the Corporation, into Common Stock of the Corporation at the rate of ten (10) shares of Common Stock for each share of Series J Preferred Stock. Thereafter, until ten years after issuance, the Series J Preferred Stock may be converted, upon 30 days' written notice, into Common Stock of the Corporation at the rate of nine (9) shares of Common Stock for each share of Series J Preferred Stock. On presentation and surrender to the Corporation at its offices of the certificates for shares of the Series J Preferred Stock to be converted, the holder of such stock shall be entitled to receive in exchange therefor certificates for shares of the fully paid and non-assessable Common Stock of the Corporation at the rate aforesaid, all under suitable regulations to be prescribed by the board of directors of the Corporation. Conversion of Series J Preferred Stock in the manner aforesaid shall not affect the right of the converting holder of such stock to receive dividends accrued but unpaid on such shares as of the dividend payment date immediately prior to conversion.

               (2) The number of shares of Common Stock into which each share of Series J Preferred Stock is convertible, shall be subject to adjustment from time to time as set forth in subparagraphs (A) and (B) of this paragraph (2):

               (A)  In  case  the  Corporation shall  (1)  pay  a
          dividend on its Common Stock in shares of the Corporation, (2) subdivide its outstanding Common Stock, (3) combine the outstanding Common Stock into a smaller number of shares, or (4) issue by reclassification of its Common Stock (whether pursuant to a merger or consolidation or otherwise) any shares of the Corporation, then the holder of each share of Series J Preferred Stock shall be entitled to receive upon the conversion of such share, the number of shares of the Corporation which he would have owned or would have been entitled to receive after the happening of any of the events described above had such share been converted immediately prior to the happening of such event. An adjustment made pursuant to this provision shall become effective retroactively with respect to conversions made subsequent to the record date in the case of a dividend, and shall become effective on the effective date in the case of a subdivision, combination or reclassification.

               (B) No adjustment in the conversion rate shall be required unless such adjustment would require an increase or decrease in such rate of at least one-tenth of a common share; provided, however, that any adjustments which by reason of this subparagraph (B) are not required to be made shall be carried forward and taken into account in any subsequent adjustment.

               (3) The Corporation shall at all times reserve and keep available out of its authorized Common Stock, solely for the purpose of issue upon conversion of shares of Series J Preferred Stock as herein provided, such number of shares of Common Stock as shall then be issuable upon the conversion of all outstanding shares of Series J Preferred Stock.

               (4) Fractional shares of Common Stock shall not be issued upon conversion of Series J Preferred Stock nor shall cash adjustments be made for fractional shares upon such conversion.

               (5) For the purposes of this paragraph (f), the term "Common Stock" shall mean (A) the class of stock designated as the Common Stock of the Corporation at the date of these Amended Articles of Incorporation, or (B) any other class of stock resulting from successive changes or reclassifications of such Common Stock consisting solely of change in par value, or from par value to no par value, or from no par value to par value.

          (g)  Liquidation  Rights   -  In   the  event   of  any
liquidation, dissolution or winding up of the affairs of the Corporation, whether voluntary or involuntary, the holders of the Series J Preferred Stock shall be entitled, before any assets of the Corporation shall be distributed among or paid over to the holders of the common stock, to receive out of the assets of the Corporation $100.00 per share of Series J Preferred Stock. If upon any such dissolution, liquidation or winding up, the assets of the Corporation available for payment to stockholders are not sufficient to make payment in full to the holders of the Series J Preferred Stock, payment shall be made to such holders ratably in accordance with the number of shares held by them and, in case there shall then be more than one series of the Preferred Stock outstanding at that time, ratably in accordance with the respective distributive amount to which such holders shall be entitled.

                      ARTICLES OF AMENDMENT
                                TO
                    ARTICLES OF INCORPORATION
                               OF
                 TELEPHONE AND DATA SYSTEMS, INC.
                ----------------------------------

         Statement of Designation of Preference and Right
                                of
          Redeemable Voting Series JJ Preferred Shares,
        without par value, Stated Value $100.00 Per Share
                ----------------------------------


          1.   The name of the  corporation is TELEPHONE AND DATA
SYSTEMS, INC.

          2. A copy of the resolution of the Board of Directors establishing and designating the Redeemable Voting Series JJ Preferred Shares and fixing and determining the relative rights and preferences thereof is attached hereto as Exhibit A and is made a part of this statement.

          3.   The  aforesaid  resolution   was  adopted  as   of
September 21, 1990.

          4.   The  aforesaid resolution was  duly adopted by the
Board  of Directors  of  TELEPHONE AND  DATA  SYSTEMS, INC.    No
shareholder vote was required.

          IN WITNESS WHEREOF, we have hereunto subscribed our names and affixed the seal of this corporation this 4th day of March, 1991.

                              TELEPHONE AND DATA SYSTEMS, INC.


                              By:   /s/  LeRoy T.  Carlson
                                   ---------------------------
                                   LeRoy T. Carlson, Chairman


                              By:   /s/  Michael G.  Hron
                                   ---------------------------
                                   Michael G. Hron, Secretary

Subscribed and sworn to before
me this 4th day of March, 1991


 /s/ Miriam L. Oberbruner
--------------------------
      Notary Public

                                                        Exhibit A

       STATEMENT OF DESIGNATION, PREFERENCES AND RIGHTS OF
           REDEEMABLE VOTING SERIES JJ PREFERRED SHARES


          RESOLVED, that pursuant to the authority expressly granted to and vested in the board of directors of the Corporation by the Articles of Incorporation of the Corporation, the board of directors hereby creates and authorizes the issuance of a series of the Preferred Shares of the Corporation to consist originally of Six Thousand Seven Hundred Thirty Eight (6,738) shares, and hereby fixes the designation, relative rights and preferences thereof as follows:

          (a) Designation. The designation of the series of Preferred Shares created by this resolution shall be "Redeemable Voting Series JJ Preferred Shares" (hereinafter referred to as the "Series JJ Preferred Shares"). The Series JJ Preferred Shares shall have no par value but shall have a stated value of $100.00 per share.

          (b) Dividends. Each holder of a Series JJ Preferred Share shall be entitled to receive, when, as and if declared by the board of directors of the Corporation, out of funds of the Corporation legally available therefor, cumulative dividends during each fiscal quarter that such Series JJ Preferred Shares are outstanding at a per annum dividend rate of six dollars ($6.00) per share. Such dividends shall be payable as declared and cumulative from and commence to accrue on the date of original issuance of such Series JJ Preferred Shares (the "Issue Date").

          (c)  Redemption at Election of Holder.

               (1)  The  Series  JJ  Preferred  Shares  shall  be
     redeemable, in whole or in part, at the option of the holder thereof, on March 1, 1994, upon written notice given by such holder, between September 1, 1993 and December 1, 1993 and on the first day of March in calendar years 1997 through 2012, upon written notice given by such holder between the first day of September and the first day of December of the immediately preceding calendar year, of the holder's election to have the Corporation redeem such shares on March 1st of the next succeeding calendar year (the "Redemption Date"). Notice of an election under the redemption provision above shall be mailed (by first class, postage prepaid) to the office or agency maintained by the Corporation for that purpose and each notice shall state the number of Series JJ Preferred Shares to be redeemed, if less than all the shares held by the holder giving such notice.

               (2) Except as provided in the preceding paragraph, the Series JJ Preferred Shares shall not be subject to redemption and shall not be subject to the election by the holder thereof to have the Corporation redeem such Series JJ Preferred Shares.

               (3) Upon receipt of written notice from the holder of its election to redeem, the Corporation shall redeem the Series JJ Preferred Shares to be redeemed pursuant to such notice of redemption on the Redemption Date. The redemption price (the "Redemption Price") of the Series JJ Preferred Shares shall be equal to the product of the number of Series JJ Preferred Shares elected to be redeemed multiplied by the sum of (A) $100.00 per share plus
     (B) all dividends accrued and unpaid, whether declared or undeclared, thereon through the Redemption Date. The Redemption Price payable on any Redemption Date shall be paid by check mailed to the holder within 30 days of the Redemption Date.

               (4) If on or before the Redemption Date, the funds necessary for such redemption shall have been set aside by the Corporation so as to be available for payment to any holder of the Series JJ Preferred Shares to be redeemed pursuant to such notice of redemption upon such holder's surrender of such Series JJ Preferred Shares to the Corporation, then, notwithstanding that any certificate representing Series JJ Preferred Shares to be so redeemed shall not have been surrendered for cancellation, the dividends thereon shall cease to accrue from and after the Redemption Date, and all rights with respect to such Series JJ Preferred Shares to be so redeemed, including any right to vote or otherwise participate in the determination of any proposed corporate action, shall terminate at the close of business on such Redemption Date, except only the right of the holder to receive the Redemption Price therefor, but without interest.

               (5) Each holder who has given notice pursuant to subparagraph (c)(1) above shall deliver the certificate representing the Series JJ Preferred Shares to be redeemed to the Corporation with the notice of the redemption. In case fewer than all the shares represented by such certificate are to be redeemed, a new certificate shall be issued representing the shares which were not so redeemed.

          (d)  Voting Rights.

               (1) With respect to all matters, each holder of Series JJ Preferred Shares shall be entitled to one vote for each share of such stock standing in the name of the holder on the books of the Corporation.

               (2) With respect to the election of directors, the holders of Series JJ Preferred Shares shall have class voting rights (voting together with the holders of (i) other

     Preferred Shares that are entitled to vote thereon and that were issued after October 31, 1981, and (ii) Series A Common
     Shares) to the extent provided in Article IV of the Articles of Incorporation of the Corporation.

          (e)  Preference  Value  in  Liquidation.    The  amount
payable upon each Series JJ Preferred Share in the event of either voluntary or involuntary liquidation shall be $100.00.

                 TELEPHONE AND DATA SYSTEMS, INC.

                ----------------------------------

         Statement of Designation, Preferences and Rights
                                of
        $8.50 Cumulative Voting Series K, Preferred Stock,
          without par value, Stated Value $100 Per Share

                ----------------------------------


          1.   The name of the  corporation is TELEPHONE AND DATA
SYSTEMS, INC.

          2. A copy of the resolution of the board of directors establishing and designating the $8.50 Cumulative Voting Series K Preferred Stock and fixing and determining the relative rights and preferences thereof is attached hereto as Exhibit A and is made a part of this statement.

          3.   The aforesaid resolution  was adopted on September
8, 1978.

          4. The aforesaid resolution was duly adopted by the board of directors of TELEPHONE AND DATA SYSTEMS, INC.

          IN WITNESS WHEREOF, we have hereunto subscribed our names and affixed the seal of said corporation this 7th day of December, 1978.

                              TELEPHONE AND DATA SYSTEMS, INC.



                              By  /s/  LeRoy T. Carlson
                                   ---------------------------
                                        President



                                  /s/  Herbert S.  Wander
                                   ---------------------------
                                        Secretary

STATE OF ILLINOIS   )
                    )    SS.
COUNTY OF COOK      )


          On this 7th day of December, 1978, before me, a Notary Public, in and for said county, personally appeared Herbert S. Wander, who, being by me duly sworn, did say that he is the secretary of said corporation and that said instrument was signed and sealed on behalf of the said corporation by authority of its Board of Directors and the said Herbert S. Wander acknowledged the execution of said instrument to be the voluntary act and deed of said corporation.

          IN WITNESS WHEREOF, I have hereunto set my hand and seal the day and year before written.


                                     /s/ Clote  Smith
                                   ---------------------------
                                           Notary Public

[SEAL]

                 TELEPHONE AND DATA SYSTEMS, INC.

                ----------------------------------

         Statement of Designation, Preferences and Rights
                                of
        $8.50 Cumulative Voting Series K Preferred Stock,
          Without Par Value, Stated Value $100 Per Share

                ----------------------------------


          RESOLVED, that pursuant to the authority expressly granted to and vested in the board of directors of the Corporation by the Articles of Incorporation, the board of directors hereby creates and authorizes the issuance of a series of the preferred stock of the Corporation to consist originally of 19,000 shares and hereby fixes the designations, powers and preferences and the qualifications, limitations or restrictions thereof as follows:

          (a) Designation - The designation of the preferred stock created by this resolution shall be "$8.50 Cumulative Voting Series K Preferred Stock" (hereinafter referred to as "Series K Preferred Stock"). The Series K Preferred Stock shall have no par value but shall have a stated value of $100.00.

          (b) Dividends - The holders of the Series K Preferred Stock shall be entitled to receive, when and as declared by the board of directors of the Corporation, out of any assets of the Corporation available for dividends pursuant to the laws of the State of Iowa, preferential dividends at the rate of eight dollars and 50/100 dollars ($8.50) per annum per share and no more. The dividends, when payable, shall be paid quarterly on the first days of March, June, September and December in each year, before any dividends shall be declared or paid upon or set apart for the common stock of the Company for that year. Such dividends upon the preferred stock shall be cumulative from the date of issue thereof so that if dividends for any past dividend period at the rate of eight and 50/100 dollars ($8.50) per annum shall not have been paid thereon or declared and a sum sufficient for payment thereof set apart, the deficiency shall be fully paid or set apart but without interest, before any dividend shall be paid upon or set apart for the common stock. Whenever the full dividend upon the preferred stock for all past dividend periods shall have been paid and the full dividend thereon for the then current dividend period shall have been paid or declared and a sum sufficient for the payment thereof set apart, dividends upon the common stock may be declared by the board of directors out of the remainder of the assets available therefor.

          (c) Sinking Fund - The Corporation shall set aside as a sinking fund for the redemption of the Series K Preferred Stock the sum of $271,428.57 on December 1, 1984 and a like amount on
                               -3-

December 1 in each year thereafter to and including 1990; provided, however, that the Corporation shall not be required to set aside an amount greater than the total of $100 multiplied by the number of shares of Series K Preferred Stock then outstanding plus accrued and unpaid dividends, whether or not earned or declared.

          Funds so set aside for the sinking fund shall be applied by or at the direction of the Corporation on December 1 of each year beginning 1984, to the redemption of shares of the Series K Preferred Stock at a price equal to $100 per share plus accrued and unpaid dividends, whether or not earned or declared on each share so redeemed, to and including the date of such redemption, in the manner, upon a notice and with the effect as set forth hereinafter. Accrued and unpaid dividends on shares of the Series K Preferred Stock to be redeemed through the sinking fund shall not be charged to funds deposited in the sinking fund, but shall be paid out of other funds of the Corporation.

          Notice of the redemption of any of the shares of the Series K Preferred Stock shall be mailed to each holder of shares of the Series K Preferred Stock to be redeemed not less than thirty (30) days prior to the date upon which such shares are to be redeemed. If on or before the redemption date named in such notice, the funds necessary for such redemption shall have been set aside by the Corporation so as to be available for payment on demand to the holders of the shares of Series K Preferred Stock so called for redemption, then, notwithstanding that any certificate of the Series K Preferred Stock so called for redemption shall not have been surrendered for cancellation, the dividends thereon shall cease to accrue from and after the date of redemption so designated, and all rights with respect to such Series K Preferred Stock so called for redemption, including any right to vote or otherwise participate in the determination of any proposed corporate action, shall forthwith after such redemption date cease and terminate, except only the right of the holder to receive the redemption price therefor, but without interest. Each payment shall be allocated among the holders of the Series K Preferred Stock in proportion, as nearly as practicable, to the respective number of shares of Series K Preferred Stock held by each such holder, with adjustments, to the extent practicable, to equalize for any prior payments not made in exactly such proportion. In no event, however, shall the Corporation allocate any payment so as to result in the redemption of a fraction of a share; only whole shares of the Series K Preferred Stock shall be redeemed. Stock redeemed pursuant to the provisions hereof or any Series K Preferred Stock purchased or otherwise acquired shall not be reissued but shall be cancelled and proceedings shall be taken in the manner prescribed by statute to reduce the shares accordingly.

          (d) Voting Rights - The holders of the shares of Series K Preferred Stock shall be entitled to one vote for each share of such stock standing in the name of the holder on the books of the Corporation and shall vote together with the holders of the common stock of the Corporation as one class.

          (e) Preemptive Rights - No holder of any shares of Series K Preferred Stock shall have any preemptive right to subscribe for or acquire additional shares of the Corporation of the same or any other class, whether such shares be hereby or hereafter authorized; and no holder of Series K Preferred Stock shall have any preemptive right to acquire any shares which may be held in the treasury of the Corporation; all such additional or treasury shares may be sold for such consideration at such time and to such person or persons as the board of directors may from time to time determine.

          (f)  Liquidation  Rights   -  In  the   event  of   any
liquidation, dissolution or winding up of the affairs of the Corporation, whether voluntary or involuntary, the holders of the Series K Preferred Stock shall be entitled, before any assets of the Corporation shall be distributed among or paid over to the holders of the common stock, to receive out of the assets of the Company $100.00 per share of Series K Preferred Stock. If upon any such liquidation, dissolution or winding up, the assets of the Corporation available for payment to stockholders are not sufficient to make payment in full to the holders of the Series K Preferred Stock, payment shall be made to such holders ratably in accordance with the number of shares held by them and, in case there shall then be more than one series of the Preferred Stock ratably in accordance with the respective distributive amount to which such holders shall be entitled.

                      ARTICLES OF AMENDMENT
                                TO
                    ARTICLES OF INCORPORATION
                               OF
                 TELEPHONE AND DATA SYSTEMS, INC.
                ----------------------------------

         Statement of Designation of Preference and Right
                                of
          Redeemable Voting Series KK Preferred Shares,
        without par value, Stated Value $100.00 Per Share
                ----------------------------------


          1.   The name of the  corporation is TELEPHONE AND DATA
SYSTEMS, INC.

          2. A copy of the resolution of the Board of Directors establishing and designating the Redeemable Voting Series KK Preferred Shares and fixing and determining the relative rights and preferences thereof is attached hereto as Exhibit A and is made a part of this statement.

          3.   The  aforesaid  resolution   was  adopted  as   of
September 21, 1990.

          4.   The  aforesaid resolution was  duly adopted by the
Board  of Directors  of  TELEPHONE AND  DATA  SYSTEMS, INC.    No
shareholder vote was required.

          IN WITNESS WHEREOF, we have hereunto subscribed our names and affixed the seal of this corporation this 4th day of March, 1991.

                              TELEPHONE AND DATA SYSTEMS, INC.


                              By:   /s/ LeRoy T. Carlson
                                   ----------------------------
                                   LeRoy T. Carlson, Chairman


                              By:   /s/ Michael G. Hron
                                   ----------------------------
                                   Michael G. Hron, Secretary

Subscribed and sworn to before
me this 4th day of March, 1991


 /s/ Miriam L. Oberbruner
-----------------------------
      Notary Public

                                                        Exhibit A
       STATEMENT OF DESIGNATION, PREFERENCES AND RIGHTS OF
           REDEEMABLE VOTING SERIES KK PREFERRED SHARES


          RESOLVED, that pursuant to the authority expressly granted to and vested in the board of directors of the Corporation by the Articles of Incorporation of the Corporation, the board of directors hereby creates and authorizes the issuance of a series of the Preferred Shares of the Corporation to consist originally of Six Thousand Seven Hundred Thirty Five (6,735) shares, and hereby fixes the designation, relative rights and preferences thereof as follows:

          (a) Designation. The designation of the series of Preferred Shares created by this resolution shall be "Redeemable Voting Series KK Preferred Shares" (hereinafter referred to as the "Series KK Preferred Shares"). The Series KK Preferred Shares shall have no par value but shall have a stated value of $100.00 per share.

          (b) Dividends. Each holder of a Series KK Preferred Share shall be entitled to receive, when, as and if declared by the board of directors of the Corporation, out of funds of the Corporation legally available therefor, cumulative dividends during each fiscal quarter that such Series KK Preferred Shares are outstanding at a per annum dividend rate of six dollars ($6.00) per share. Such dividends shall be payable as declared and cumulative from and commence to accrue on the date of original issuance of such Series KK Preferred Shares (the "Issue Date").

          (c)  Redemption at Election of Holder.

               (1)  The  Series  KK  Preferred  Shares  shall  be
     redeemable, in whole or in part, at the option of the holder thereof, on March 1, 1995, upon written notice given by such holder, between September 1, 1994 and December 1, 1994 and on the first day of March in calendar years 1997 through 2012, upon written notice given by such holder between the first day of September and the first day of December of the immediately preceding calendar year, of the holder's election to have the Corporation redeem such shares on March 1st of the next succeeding calendar year (the "Redemption Date"). Notice of an election under the redemption provision above shall be mailed (by first class, postage prepaid) to the office or agency maintained by the Corporation for that purpose and each notice shall state the number of Series KK Preferred Shares to be redeemed, if less than all the shares held by the holder giving such notice.

               (2) Except as provided in the preceding paragraph, the Series KK Preferred Shares shall not be subject to redemption and shall not be subject to the election by the holder thereof to have the Corporation redeem such Series KK Preferred Shares.

               (3) Upon receipt of written notice from the holder of its election to redeem, the Corporation shall redeem the Series KK Preferred Shares to be redeemed pursuant to such notice of redemption on the Redemption Date. The redemption price (the "Redemption Price") of the Series KK Preferred Shares shall be equal to the product of the number of Series KK Preferred Shares elected to be redeemed multiplied by the sum of (A) $100.00 per share plus
     (B) all dividends accrued and unpaid, whether declared or undeclared, thereon through the Redemption Date. The Redemption Price payable on any Redemption Date shall be paid by check mailed to the holder within 30 days of the Redemption Date.

               (4) If on or before the Redemption Date, the funds necessary for such redemption shall have been set aside by the Corporation so as to be available for payment to any holder of the Series KK Preferred Shares to be redeemed pursuant to such notice of redemption upon such holder's surrender of such Series KK Preferred Shares to the Corporation, then, notwithstanding that any certificate representing Series KK Preferred Shares to be so redeemed shall not have been surrendered for cancellation, the dividends thereon shall cease to accrue from and after the Redemption Date, and all rights with respect to such Series KK Preferred Shares to be so redeemed, including any right to vote or otherwise participate in the determination of any proposed corporate action, shall terminate at the close of business on such Redemption Date, except only the right of the holder to receive the Redemption Price therefor, but without interest.

               (5) Each holder who has given notice pursuant to subparagraph (c)(1) above shall deliver the certificate representing the Series KK Preferred Shares to be redeemed to the Corporation with the notice of the redemption. In case fewer than all the shares represented by such certificate are to be redeemed, a new certificate shall be issued representing the shares which were not so redeemed.

          (d)  Voting Rights.

               (1) With respect to all matters, each holder of Series KK Preferred Shares shall be entitled to one vote for each share of such stock standing in the name of the holder on the books of the Corporation.

               (2) With respect to the election of directors, the holders of Series KK Preferred Shares shall have class voting rights (voting together with the holders of (i) other

     Preferred Shares that are entitled to vote thereon and that were issued after October 31, 1981, and (ii) Series A Common
     Shares) to the extent provided in Article IV of the Articles of Incorporation of the Corporation.

          (e)  Preference  Value  in  Liquidation.    The  amount
payable upon each Series KK Preferred Share in the event of either voluntary or involuntary liquidation shall be $100.00.

                 TELEPHONE AND DATA SYSTEMS, INC.

                ----------------------------------

         Statement of Designation, Preferences and Rights
                                of
           $7.50 Cumulative Convertible and Redeemable
                Voting Series L, Preferred Stock,
          without par value, Stated Value $100 Per Share

                ----------------------------------


          1.   The name of the  corporation is TELEPHONE AND DATA
SYSTEMS, INC.

          2. A copy of the resolution of the board of directors establishing and designating the $7.50 Cumulative Convertible and Redeemable Voting Series L Preferred Stock and fixing and determining the relative rights and preferences thereof is attached hereto as Exhibit A and is made a part of this statement.

          3.   The aforesaid resolution  was adopted on  February
1, 1979.

          4. The aforesaid resolution was duly adopted by the board of directors of TELEPHONE AND DATA SYSTEMS, INC.

          IN WITNESS WHEREOF, we have hereunto subscribed our names and affixed the seal of said corporation this 24th day of August, 1979.

                              TELEPHONE AND DATA SYSTEMS, INC.



                              By  /s/ LeRoy T. Carlson
                                   ----------------------------
                                        President



                                  /s/ Michael G. Hron
                                   ----------------------------
                                        Secretary

STATE OF ILLINOIS   )
                    )    SS.
COUNTY OF COOK      )


          On this 24th day of August, 1979, before me, a Notary Public, in and for said county, personally appeared Michael G.
Hron, who, being by me duly sworn, did say that he is the secretary of said corporation and that said instrument was signed and sealed on behalf of the said corporation by authority of its Board of Directors and the said Michael G. Hron acknowledges the execution of said instrument to be the voluntary act and deed of said corporation.

          IN WITNESS WHEREOF, I have hereunto set my hand and seal the day and year before written.


                                     /s/ Robert C. Bonges
                                   ----------------------------
                                           Notary Public

                 TELEPHONE AND DATA SYSTEMS, INC.

                ----------------------------------

         Statement of Designation, Preference and Rights
                                of
           $7.50 Cumulative Convertible and Redeemable
                Voting Series L, Preferred Stock,
          Without Par Value, Stated Value $100 Per Share

                ----------------------------------


          RESOLVED, that pursuant to the authority expressly granted to and vested in the board of directors of the Corporation by the Articles of Incorporation, the board of directors hereby creates and authorizes the issuance of a twelfth series of the preferred stock of the Corporation to consist originally of 3,750 shares and hereby fixes the designations, powers and preferences and the qualifications, limitations or restrictions thereof as follows:

          (a) Designation - The designation of the preferred stock created by this resolution shall be "$7.50 Cumulative Convertible and Redeemable Voting Series L Preferred Stock" (hereinafter referred to as "Series L Preferred Stock"). The Series L Preferred Stock shall have no par value but shall have a stated value of $100.00 per share.

          (b) Dividends - The holders of the Series L Preferred Stock shall be entitled to receive, when and as declared by the board of directors of the Corporation, out of any assets of the Corporation available for dividends pursuant to the laws of the State of Iowa, preferential dividends at the rate of seven and one-half dollars ($7.50) per annum per share and no more. The dividends, when payable, shall be paid quarterly on the first days of March, June, September and December in each year, before any dividends shall be declared or paid upon or set apart for the common stock of the Corporation for that quarter. Such dividends upon the Series L Preferred Stock shall be cumulative from the date of issue thereof so that if dividends for any past dividend period at the rate of seven and one-half dollars ($7.50) per annum per share shall not have been paid thereon or declared and a sum sufficient for payment thereof set apart, the deficiency shall be fully paid or set apart but without interest, before any dividend shall be paid upon or set apart for the common stock; provided, however, that no dividends shall be declared on the shares of any series of preferred stock for any dividend period unless the full dividend for all prior dividend periods shall have been declared or shall be declared at the same time upon all preferred stock outstanding during such prior dividend periods, and further provided that no dividends shall be declared on the shares of any series of preferred stock unless a dividend for the same period shall be declared at the same time upon all preferred stock outstanding during said period in like proportion to the dividend rate upon such shares. Whenever the full dividend upon all the preferred stock for all past dividend periods shall have been paid and the full dividend thereon for the then current dividend period shall have been paid or declared and a sum sufficient for the payment thereof set apart, dividends upon the common stock may be declared by the board of directors out of the remainder of the assets available therefor.

          (c) Redemption - Unless such shares have been converted pursuant to paragraph (f) hereof prior to the tenth anniversary of the date of issue thereof, the Corporation shall, beginning with the eleventh anniversary of the date of issue thereof, and annually thereafter on each subsequent anniversary of the date of issue thereof, redeem ten (10) percent of the number of Series L Preferred Stock outstanding on the tenth anniversary of the date of issue thereof, until all such shares have been redeemed.

          Notice of any redemption shall be mailed to each holder of Series L Preferred Stock to be redeemed not less than thirty
(30) days prior to the date upon which such stock is to be redeemed. If on or before the redemption date named in such notice, the funds necessary for such redemption shall have been set aside by the Corporation so as to be available for payment on demand to the holders of the Series L Preferred Stock so called for redemption then, notwithstanding that any certificate of the Series L Preferred Stock so called for redemption shall not have been surrendered for cancellation, the dividends thereon shall cease to accrue from and after the date of such redemption so designated, and all rights with respect to such Series L Preferred Stock so called for redemption, including any right to vote or otherwise participate in the determination of any proposed corporate action, shall forthwith after such redemption date cease and terminate, except only the right of the holder to receive the redemption price therefor, but without interest. Stock redeemed pursuant to the provisions hereof or any Series L Preferred Stock purchased or otherwise acquired shall not be reissued but shall be cancelled and proceedings shall be taken in the manner prescribed by statute to reduce the number of outstanding shares of Series L Preferred Stock accordingly.

          (d) Voting Rights - The holders of the shares of Series L Preferred Stock shall be entitled to one vote for each share of such stock standing in the name of the holder on the books of the Corporation and shall vote together with the holders of the common stock and the holders of other series of the preferred stock of the Corporation as one class.

          (e) Pre-emptive Rights - No holder of any shares of Series L Preferred Stock shall have any pre-emptive right to subscribe for or acquire additional shares of the Corporation of the same or any other class or series, whether such shares be hereby or hereafter authorized; and no holder of Series L

Preferred Stock shall have any pre-emptive right to acquire any shares which may be held in the treasury of the Corporation; all such additional or treasury shares may be sold for such consideration at such time and to such person or persons as the board of directors may from time to time determine.

          (f)  Conversion -

               (1) The Series L Preferred Stock shall be convertible into common stock as hereinafter provided, and, when and as so converted, such Series L Preferred Stock shall be cancelled and retired and shall not be reissued as such. Commencing upon issuance and terminating five (5) years thereafter, the Series L Preferred Stock may be converted, upon thirty (30) days' written notice to the Corporation, into common stock of the Corporation at the rate of ten (10) shares of common stock for each share of Series L Preferred Stock. Thereafter, until ten (10) years after issuance, the Series L Preferred Stock may be converted, upon thirty (30) days' written notice to the Corporation, into common stock of the Corporation at the rate of nine (9) shares of common stock for each share of Series L Preferred Stock. On presentation and surrender to the Corporation at its offices of the certificates for shares of the Series L Preferred Stock to be converted, the holder of such stock shall be entitled to receive in exchange therefor certificates for shares of the fully paid and non-assessable common stock of the Corporation at the rate aforesaid, all under suitable regulations to be prescribed by the board of directors of the Corporation. Conversion of Series L Preferred Stock in the manner aforesaid shall not affect the right of the converting holder of such stock to receive dividends accrued but unpaid on such shares as of the dividend payment date immediately prior to conversion.

               (2) The number of shares of common stock into which each share of Series L Preferred Stock is convertible, shall be subject to adjustment from time to time as set forth in subparagraphs (A) and (B) of this paragraph (2):

               (A)  In  case  the  Corporation shall  (1)  pay  a
          dividend on its common stock in shares of the Corporation, (2) subdivide its outstanding common stock, (3) combine the outstanding common stock into a smaller number of shares, or (4) issue by reclassification of its common stock (whether pursuant to a merger or consolidation or otherwise) any shares of the Corporation, then the holder of each share of Series L Preferred Stock shall be entitled to receive upon the conversion of such share, the number of shares of the Corporation which he would have owned or would have been entitled to receive after the happening of any of the events described above had such share been converted immediately prior to the happening of such event. An adjustment made pursuant to this provision shall become effective retroactively with respect to conversions made subsequent to the record date in the case of a dividend, and shall become effective on the effective date in the case of a subdivision, combination or reclassification.

               (B) No adjustment in the conversion rate shall be required unless such adjustment would require an increase or decrease in such rate of at least one-tenth (1/10) of a common share; provided, however, that any adjustments which by reason of this subparagraph (B) are not required to be made shall be carried forward and taken into account in any subsequent adjustment.

               (3) The Corporation shall at all times reserve and keep available out of its authorized common stock, solely for the purpose of issue upon conversion of shares of Series L Preferred Stock as herein provided, such number of shares of common stock as shall then be issuable upon the conversion of all outstanding shares of Series L Preferred Stock.

               (4) Fractional shares of common stock shall not be issued upon conversion of Series L Preferred Stock, nor shall cash adjustments be made for fractional shares upon such conversion.

               (5) For purposes of this paragraph (f), the term "common stock" shall mean (A) the class of stock designated as the common stock of the Corporation at the date of these Amended Articles of Incorporation, or (B) any other class of stock resulting from successive changes or reclassifications of such common stock consisting solely of change in par value, or a change from par value to no par value, or a change from no par value to par value.

          (g)  Liquidation  Rights  -   In  the   event  of   any
liquidation, dissolution or winding up of the affairs of the Corporation, whether voluntary or involuntary, the holders of the Series L Preferred Stock shall be entitled, before any assets of the Corporation shall be distributed among or paid over to the holders of the common stock, to receive out of the assets of the Corporation $100.00 per share of Series L Preferred Stock. If upon any such dissolution, liquidation or winding up, the assets of the Corporation available for payment to stockholders are not sufficient to make payment in full to the holders of the Series L Preferred Stock, payment shall be made to such holders ratably in accordance with the number of shares held by them and, in case there shall then be more than one series of preferred stock outstanding at that time, ratably in accordance with the respective distributive amount to which such holders shall be entitled.

                      ARTICLES OF AMENDMENT
                                TO
                    ARTICLES OF INCORPORATION
                               OF
                 TELEPHONE AND DATA SYSTEMS, INC.
                ----------------------------------

         Statement of Designation of Preference and Right
                                of
          Redeemable Voting Series LL Preferred Shares,
        without par value, Stated Value $100.00 Per Share
                ----------------------------------


          1.   The name of the  corporation is TELEPHONE AND DATA
SYSTEMS, INC.

          2. A copy of the resolution of the Board of Directors establishing and designating the Redeemable Voting Series LL Preferred Shares and fixing and determining the relative rights and preferences thereof is attached hereto as Exhibit A and is made a part of this statement.

          3.   The  aforesaid  resolution   was  adopted  as   of
September 21, 1990.

          4.   The  aforesaid resolution was  duly adopted by the
Board  of Directors  of  TELEPHONE AND  DATA  SYSTEMS, INC.    No
shareholder vote was required.

          IN WITNESS WHEREOF, we have hereunto subscribed our names and affixed the seal of this corporation this 4th day of March, 1991.

                              TELEPHONE AND DATA SYSTEMS, INC.


                              By:   /s/ LeRoy T. Carlson
                                   ----------------------------
                                   LeRoy T. Carlson, Chairman


                              By:   /s/ Michael G. Hron
                                   ----------------------------
                                   Michael G. Hron, Secretary

Subscribed and sworn to before
me this 4th day of March, 1991


 /s/ Miriam L. Oberbruner
--------------------------
      Notary Public

                                                        Exhibit A

       STATEMENT OF DESIGNATION, PREFERENCES AND RIGHTS OF
           REDEEMABLE VOTING SERIES LL PREFERRED SHARES


          RESOLVED, that pursuant to the authority expressly granted to and vested in the board of directors of the Corporation by the Articles of Incorporation of the Corporation, the board of directors hereby creates and authorizes the issuance of a series of the Preferred Shares of the Corporation to consist originally of Six Thousand Seven Hundred Thirty Five (6,735) shares, and hereby fixes the designation, relative rights and preferences thereof as follows:

          (a) Designation. The designation of the series of Preferred Shares created by this resolution shall be "Redeemable Voting Series LL Preferred Shares" (hereinafter referred to as the "Series LL Preferred Shares"). The Series LL Preferred Shares shall have no par value but shall have a stated value of $100.00 per share.

          (b) Dividends. Each holder of a Series LL Preferred Share shall be entitled to receive, when, as and if declared by the board of directors of the Corporation, out of funds of the Corporation legally available therefor, cumulative dividends during each fiscal quarter that such Series LL Preferred Shares are outstanding at a per annum dividend rate of six dollars ($6.00) per share. Such dividends shall be payable as declared and cumulative from and commence to accrue on the date of original issuance of such Series LL Preferred Shares (the "Issue Date").

          (c)  Redemption at Election of Holder.

               (1)  The  Series  LL  Preferred  Shares  shall  be
     redeemable, in whole or in part, at the option of the holder thereof, on March 1, 1996, upon written notice given by such holder, between September 1, 1995 and December 1, 1995 and on the first day of March in calendar years 1997 through 2012, upon written notice given by such holder between the first day of September and the first day of December of the immediately preceding calendar year, of the holder's election to have the Corporation redeem such shares on March 1st of the next succeeding calendar year (the "Redemption Date"). Notice of an election under the redemption provision above shall be mailed (by first class, postage prepaid) to the office or agency maintained by the Corporation for that purpose and each notice shall state the number of Series LL Preferred Shares to be redeemed, if less than all the shares held by the holder giving such notice.

               (2) Except as provided in the preceding paragraph, the Series LL Preferred Shares shall not be subject to redemption and shall not be subject to the election by the holder thereof to have the Corporation redeem such Series LL Preferred Shares.

               (3) Upon receipt of written notice from the holder of its election to redeem, the Corporation shall redeem the Series LL Preferred Shares to be redeemed pursuant to such notice of redemption on the Redemption Date. The redemption price (the "Redemption Price") of the Series LL Preferred Shares shall be equal to the product of the number of Series LL Preferred Shares elected to be redeemed multiplied by the sum of (A) $100.00 per share plus
     (B) all dividends accrued and unpaid, whether declared or undeclared, thereon through the Redemption Date. The Redemption Price payable on any Redemption Date shall be paid by check mailed to the holder within 30 days of the Redemption Date.

               (4) If on or before the Redemption Date, the funds necessary for such redemption shall have been set aside by the Corporation so as to be available for payment to any holder of the Series LL Preferred Shares to be redeemed pursuant to such notice of redemption upon such holder's surrender of such Series LL Preferred Shares to the Corporation, then, notwithstanding that any certificate representing Series LL Preferred Shares to be so redeemed shall not have been surrendered for cancellation, the dividends thereon shall cease to accrue from and after the Redemption Date, and all rights with respect to such Series LL Preferred Shares to be so redeemed, including any right to vote or otherwise participate in the determination of any proposed corporate action, shall terminate at the close of business on such Redemption Date, except only the right of the holder to receive the Redemption Price therefor, but without interest.

               (5) Each holder who has given notice pursuant to subparagraph (c)(1) above shall deliver the certificate representing the Series LL Preferred Shares to be redeemed to the Corporation with the notice of the redemption. In case fewer than all the shares represented by such certificate are to be redeemed, a new certificate shall be issued representing the shares which were not so redeemed.

          (d)  Voting Rights.

               (1) With respect to all matters, each holder of Series LL Preferred Shares shall be entitled to one vote for each share of such stock standing in the name of the holder on the books of the Corporation.

               (2) With respect to the election of directors, the holders of Series LL Preferred Shares shall have class voting rights (voting together with the holders of (i) other

Preferred Shares that are entitled to vote thereon and that were issued after October 31, 1981, and (ii) Series A Common Shares) to the extent provided in Article IV of the Articles of Incorporation of the Corporation.

          (e)  Preference  Value  in  Liquidation.    The  amount
payable upon each Series LL Preferred Share in the event of either voluntary or involuntary liquidation shall be $100.00.

                 TELEHONE AND DATA SYSTEMS, INC.

                ----------------------------------

         Statement of Designation, Preferences and Rights
                                of
       $10.00 Cumulative Voting Series M, Preferred Stock,
          without par value, Stated Value $100 Per Share

                ----------------------------------


          1.   The name  of the corporation is  TELEHONE AND DATA
SYSTEMS, INC.

          2. A copy of the resolution of the board of directors establishing and designating the $10.00 Cumulative Voting Series M Preferred Stock and fixing and determining the relative rights and preferences thereof is attached hereto as Exhibit A and is made a part of this statement.

          3. The aforesaid resolution was adopted on May 21, 1980.

          4. The aforesaid resolution was duly adopted by the board of directors of TELEHONE AND DATA SYSTEMS, INC.

          IN WITNESS WHEREOF, we have hereunto subscribed our names and affixed the seal of said corporation this 15th day of August, 1980.

                              TELEHONE AND DATA SYSTEMS, INC.



                              By  /s/ LeRoy T. Carlson
                                   ----------------------------
                                        President



                                  /s/ Michael G. Hron
                                   ----------------------------
                                        Secretary

STATE OF ILLINOIS   )
                    )    SS.
COUNTY OF COOK      )


          On this 15th day of August, 1980, before me, a Notary Public, in and for said county, personally appeared Michael G.
Hron, who, being by me duly sworn, did say that he is the secretary of said corporation and that said instrument was signed and sealed on behalf of the said corporation by authority of its Board of Directors and the said Michael G. Hron acknowledges the execution of said instrument to be the voluntary act and deed of said corporation.

          IN WITNESS WHEREOF, I have hereunto set my hand and seal the day and year before written.


                                     /s/ Clote Smith
                                   ----------------------------
                                           Notary Public

[NOTARIAL SEAL]

                 TELEHONE AND DATA SYSTEMS, INC.

                ----------------------------------

         Statement of Designation, Preferences and Rights
                                of
       $10.00 Cumulative Voting Series M Preferred Shares,
          Without Par Value, Stated Value $100 Per Share

                ----------------------------------


          RESOLVED, that pursuant to the authority expressly granted to and vested in the board of directors of the Corporation by the Articles of Incorporation, the board of directors hereby creates and authorizes the issuance of a series of the Preferred Shares of the Corporation to consist originally of 60,000 shares and hereby fixes the designation, relative rights and preferences thereof as follows:

          (a) Designation - The designation of the series of Preferred Shares created by this resolution shall be "$10.00 Cumulative Voting Series M Preferred Shares" (hereinafter referred to as "Series M Preferred Shares"). The Series M Preferred Shares shall have no par value but shall have a stated value of $100.00 per share.

          (b) Dividends - The holders of the Series M Preferred Shares shall be entitled to receive, when and as declared by the board of directors of the Corporation, out of any assets of the Corporation available for dividends pursuant to the laws of the State of Iowa, preferential dividends at the rate of ten dollars ($10.00) per share per annum and no more. The dividends, when payable, shall be paid quarterly on the first days of March, June, September and December in each year (prorated if the period such stock is outstanding prior to the first quarterly dividend date is less than a calendar quarter), before any dividends shall be declared or paid upon or set apart for the Common Shares or Series A Common Shares of the Corporation for that year. Such dividends upon the Series M Preferred Shares shall be cumulative from the date of issue thereof so that if dividends for any past dividend period at the rate of ten dollars ($10.00) per annum shall not have been paid thereon or declared and a sum sufficient for payment thereof set apart, the deficiency shall be fully paid or set apart but without interest, before any dividend shall be paid upon or set apart for the Common Shares or Series A Common Shares. Whenever the full dividend upon the Series M Preferred Shares for all past dividend periods shall have been paid and the full dividend thereon for the then current dividend period shall have been paid or declared and a sum sufficient for the payment thereof set apart, dividends upon the Common Shares and Series A Common Shares may be declared by the board of directors out of the remainder of the assets available therefor.

          (c) Sinking Fund - The Corporation shall set aside as a sinking fund for the redemption of Series M Preferred Shares the sum of $150,000 on the sixteenth quarterly dividend payment date after issuance and a like amount on each quarterly dividend payment date thereafter for twenty-three (23) quarterly payment dates and the sum of $2,400,000 on the fortieth quarterly dividend payment date after issuance; provided, however, that the Corporation shall not be required to set aside an amount greater than the total of $100.00 multiplied by the number of shares of Series M Preferred Shares outstanding at any time plus accrued and unpaid dividends, whether or not earned or declared.

          Funds so set aside for the sinking fund shall be applied by or at the direction of the Corporation on such quarterly dividend payment dates to the redemption of shares of the Series M Preferred Shares at a price equal to $100.00 per share plus accrued and unpaid dividends, whether or not earned or declared on each share so redeemed, to and including the date of such redemption, in the manner, upon a notice and with the effect as set forth hereinafter. Accrued and unpaid dividends on the Series M Preferred Shares to be redeemed through the sinking fund shall not be charged to funds deposited in the sinking fund, but shall be paid out of other funds of the Corporation.

          Notice of the redemption of any of the Series M Preferred Shares shall be mailed to each holder of the Series M Preferred Shares to be redeemed not less than thirty (30) days prior to the date upon which such shares are to be redeemed. If on or before the redemption date named in such notice, the funds necessary for such redemption shall have been set aside by the Corporation so as to be available for payment on demand to the holders of the Series M Preferred Shares so called for redemption, then, notwithstanding that any certificate representing the Series M Preferred Shares so called for redemption shall not have been surrendered for cancellation, the dividends thereon shall cease to accrue from and after the date of redemption so designated, and all rights with respect to such Series M Preferred Shares so called for redemption, including any right to vote or otherwise participate in the determination of any proposed corporate action, shall forthwith after such redemption date cease and terminate, except only the right of the holder to receive the redemption price therefor, but without interest. Each payment shall be allocated among the holders of the Series M Preferred Shares in proportion, as nearly as practicable, to the respective number of Series M Preferred Shares held by each such holder, with adjustments, to the extent practicable, to equalize for any prior payments not made in exactly such proportion. In no event, however, shall the
Corporation allocate any payment so as to result in the redemption of a fraction of a share; only whole shares of the Series M Preferred Shares shall be redeemed. Stock redeemed pursuant to the provisions hereof or any Series M Preferred Shares purchased or otherwise acquired shall not be reissued but shall be cancelled and proceedings shall be taken in the manner prescribed by statute to reduce the shares accordingly.

          (d) Voting Rights - Each holder of the Series M Preferred Shares shall be entitled to one vote for each share of such stock standing in the name of the holder on the books of the Corporation and shall vote together with the holders of Common Shares and the holders of other series of Preferred Shares of the Corporation as one class.

          (e) Preemptive Rights - No holder of any Series M Preferred Shares shall have any preemptive right to subscribe for or acquire additional shares of the Corporation of the same or any other class, whether such shares be hereby or hereafter authorized; and no holder of Series M Preferred Shares shall have any preemptive right to acquire any shares which may be held in the treasury of the Corporation; all such additional or treasury shares may be sold for such consideration at such time and to such person or persons as the board of directors may from time to time determine.

          (f)  Liquidation  Rights   -  In  the   event  of   any
liquidation, dissolution or winding up of the affairs of the Corporation, whether voluntary or involuntary, the holders of the Series M Preferred Shares shall be entitled, before any assets of the Corporation shall be distributed among or paid over to the holders of the Common Shares or Series A Common Shares, to receive out of the assets of the Corporation $100.00 for each Series M Preferred Share. If upon any such liquidation, dissolution or winding up, the assets of the Corporation available for payment to shareholders are not sufficient to make payment in full to the holders of the Series M Preferred Shares, payment shall be made to such holders ratably in accordance with the number of shares held by them and, in case the Corporation shall then have more than one series of the Preferred Shares outstanding, ratably in accordance with the respective distributive amount to which such holders shall be entitled.

                      ARTICLES OF AMENDMENT
                                OF
                 TELEPHONE AND DATA SYSTEMS, INC.


TO THE SECRETARY OF STATE OF THE STATE OF IOWA:

          Pursuant to section  1002 or 1006 of  the Iowa Business
Corporation Act, the undersigned corporation adopts the following amendment to the corporation's articles of incorporation.
-----------------------------------------------------------------

         Statement of Designation of Preference and Right
                                of
                        Redeemable Voting
          Series MM Preferred Shares, without par value,
                  Stated Value $100.00 Per Share
-----------------------------------------------------------------


          1.  The name  of the corporation is Telephone  and Data
Systems, Inc.

          2. A copy of the resolution of the Board of Directors establishing and designating the Redeemable Voting Series MM Preferred Shares and fixing and determining the relative rights and preferences thereof is attached hereto as Exhibit A and is made a part of this statement.

          3.  The aforesaid resolution was adopted as of December
31, 1990.

          4.  The  aforesaid resolution was  duly adopted by  the
Board  of Directors  of  TELEPHONE AND  DATA  SYSTEMS, INC.    No
shareholder vote was required.

          IN WITNESS WHEREOF, I have hereunto subscribed my name as of this 16th day of April, 1991.


                              TELEPHONE AND DATA SYSTEMS, INC.


                              By:/s/ LeRoy T. Carlson
                                 ----------------------------
                                 LeRoy T. Carlson, Chairman

                                                        Exhibit A




       STATEMENT OF DESIGNATION, PREFERENCES AND RIGHTS OF
           REDEEMABLE VOTING SERIES MM PREFERRED SHARES


          RESOLVED, that pursuant to the authority expressly granted to and vested in the board of directors of the Corpora-tion by the Articles of Incorporation of the Corporation, the board of directors hereby creates and authorizes the issuance of a series of the Preferred Shares of the Corporation to consist originally of Nine Thousand Five Hundred and Twenty (9,520) shares, and hereby fixes the designation and the relative rights and preferences thereof as follows:

          (a) Designation. The designation of the series of Preferred Shares created by this resolution shall be "Redeemable Voting Series MM Preferred Shares" (hereinafter referred to as the "Series MM Preferred Shares"). The Series MM Preferred Shares shall have no par value but shall have a stated value of $100.00 per share.

          (b) Dividends. Each holder of a Series MM Preferred Share shall be entitled to receive, when, as and if declared by the board of directors of the Corporation, cumulative dividends during each fiscal quarter to the extent set forth below. Such dividends shall commence to accrue (whether or not declared), without interest, with the fiscal quarter ending September 30, 1991, at a per annum rate of four dollars ($4.00) per share and shall be paid (if and when declared) in cash on the first business day after the end of the quarter for which accrued; provided, however, that any dividends accrued with respect to the first ten quarters after June 30, 1991, shall be paid by issuing additional Series MM Preferred Shares at the annual rate of .04 of a share for each outstanding Series MM Preferred Share; no dividends shall accrue with respect to the eleventh through the eighteenth quarters after June 30, 1991; and such dividends shall accrue thereafter at a per annum rate of six dollars ($6.00) per share. If with respect to any of the first ten quarters after June 30, 1991, any of the additional Series MM Preferred Shares to be paid in satisfaction of the dividend then accrued are not issued, then, for the purpose of determining the cumulative dividends  to which  each holder  of  Series MM  Preferred Shares shall thereafter be entitled to receive with respect to subsequent fiscal quarters ended on or before December 31, 1993, the additional Series MM Preferred Shares not so issued shall be deemed to have been issued as of the first business day following the fiscal quarter for which accrued and to accrue dividends commencing with the quarter in which deemed to be issued.

          (c)  Redemption at Election of Corporation.

               (1) Unless the Corporation shall have received written notice of the holder's election to have the Series MM Preferred Shares redeemed in accordance with paragraph (d) hereof on or before January 31, 1996, the Series MM Preferred Shares shall thereafter be redeemable, in whole or in part from time to time, at the option of the Corporation, upon giving notice as provided in subparagraph (c)(2) hereof, by delivering, at the option of the Corporation, on any date set for redemption (the "Redemption Date"), for each Series MM Preferred Share, (i) 5.8 (the "Redemption Ratio") fully paid and nonassessable Common Shares, par value $1.00 per share ("USCC Common Shares"), of United States Cellular Corporation, a Delaware corporation ("USCC"), or (ii) that number of Common Shares, par value $1.00 per share, of the Corporation ("TDS Common Shares") having a Market Value equal to the Market Value of one USCC Common Share multiplied by the Redemption Ratio, or (iii) a combination of USCC Common Shares and TDS Common Shares having an aggregate Market Value equal to the Market Value of one USCC Common Share multiplied by the Redemption Ratio, or (iv) cash (paid by certified check) equal to the Market Value of one USCC Common Share multiplied by the Redemption Ratio.

               (2) Notice of an election under the redemption provision in subparagraph (c)(1) above shall be mailed (by first class, postage prepaid) to each holder of Series MM Preferred Shares to be redeemed at the address appearing on the records of the Corporation not less than thirty (30) days prior to the Redemption Date. If the Corporation elects to redeem any of the Series MM Preferred Shares in cash and, on or before the Redemption Date specified in such notice, the funds necessary for such redemption shall have been set aside by the Corporation so as to be available for payment to the holders of Series MM
Preferred Shares so called for redemption upon such holders' surrender of such Series MM Preferred Shares to the Corporation, then, notwithstanding that any certificate representing Series MM Preferred Shares so called for redemption shall not have been surrendered for cancellation, the dividends thereon shall cease to accrue from and after the Redemption Date and all rights with respect to such Series MM Preferred Shares so called for redemption, including any right to vote or otherwise participate in the determination of any proposed corporate action, shall terminate at the close of business on such Redemption Date, except only the right of the holder to receive the Redemption Price therefor, but without interest.

               (3)  Each notice of redemption shall state:

                    (A)  the Redemption Date;

                    (B) the number of Series MM Preferred Shares to be redeemed and, if less than all the shares are to be redeemed, the number of shares to be redeemed and the manner in which the number of shares to be redeemed from each holder will be determined;

                    (C)    whether the  Redemption Price  will be
paid in cash (by certified check),  by the issuance of TDS Common
Shares,   by  the  transfer  of  USCC  Common  Shares,  or  by  a
combination thereof; and

                    (D)   the  place where  certificates for  the
Series MM Preferred Shares are to be surrendered for payment of the Redemption Price.

               (4) Each holder of Series MM Preferred Shares to be redeemed shall present and surrender his certificate for such shares to the Corporation at the place designated in such notice. Within two business days after the date of such presentation or, if later, upon the Redemption Date, the Redemption Price of such shares shall be paid to or on the order of the person whose name appears on such certificate as the owner thereof and each surrendered certificate shall be cancelled. In case fewer than all the shares represented by any certificate are redeemed, a new certificate shall be issued representing the unredeemed shares. From and after the Redemption Date (unless the Corporation shall default in payment of the Redemption Price), all rights of the holders thereof as shareholders of the Corporation, except the right to receive the Redemption Price thereof, without interest, upon the surrender of certificates representing the same, shall cease and terminate, such shares shall not thereafter be transferred (except with the consent of the Corporation) on the books of the Corporation, and such shares shall not be deemed to be outstanding for any purpose whatsoever.

               (5) For purposes of this Statement, (A) the "Market Value" per share of TDS Common Shares or USCC Common Shares at any time as of which such value is to be determined shall be deemed to be the average "Closing Price" (as defined below) for TDS or USCC Common Shares, as the case may be, for the five trading days ending on the fifth business day preceding the relevant Redemption Date, Accelerated Redemption Date or effective date of a Going Private Transaction of the type referred to in subparagraph (d)(4)(C) below, (B) a "business day" means a day on which the New York Stock Exchange or other principal stock exchange or over-the-counter market on which the TDS or USCC Common Shares, as the case may be, are traded was open for at least one-half of its normal business day, and (C) the "Closing Price" on any day shall be the last sale price of such shares, regular way, as reported in a composite published report of transactions which includes transactions on the exchange of other principal markets in which such shares are traded or, if there is no such composite report as to any such day, the last reported sale price, regular way (or if there is no such reported sale on such day, the average of the closing reported bid and asked prices) on the principal United States securities trading market (whether a stock exchange, National

Association of Securities Dealers Automated Quotation System or otherwise) on which such shares are traded.

          (d)  Redemption at Election of Holder.

               (1)  The  Series  MM  Preferred  Shares  shall  be
redeemable at the option of the holder thereof, on the last day of January in 1994, 1995 and 1996, upon written notice given by such holder, at the office or agency maintained by the Corporation for that purpose. Each such notice shall state the number of Series MM Preferred Shares to be redeemed, if less than all the shares held by the holder giving such notice.

               (2) Each Series MM Preferred Share tendered to the Corporation for redemption pursuant to subparagraph (d)(1) above shall be redeemed by the Corporation on the date specified in the notice (and permitted by this Statement) referred to in subparagraph (d)(1) above (which shall be the "Redemption Date" of such shares), by delivering, at the option of the Corporation,
(i) that number of fully paid and nonassessable USCC Common Shares determined by multiplying one (1) by the Redemption Ratio, or (ii) that number of TDS Common Shares having a Market Value equal to the Market Value of one USCC Common Share multiplied by the Redemption Ratio, or (iii) a combination of USCC Common Shares and TDS Common Shares having an aggregate Market Value equal to the Market Value of one USCC Common Share multiplied by the Redemption Ratio.

               (3) Upon presentation and surrender of the certificate representing the Series MM Preferred Shares to be redeemed, the holder thereof shall be entitled to receive in exchange therefor a certificate or certificates representing the fully paid and nonassessable TDS Common Shares, USCC Common Shares, or a combination thereof, determined in the manner set forth in subparagraph (d)(2) above. In addition, if any additional Series MM Preferred Shares that were to be issued in payment of dividends accrued with respect to the first ten quarters after June 30, 1991, were not issued prior to the Redemption Date, then such holder shall also receive, in satisfaction of such dividends, the additional TDS Common Shares, USCC Common Shares, or a combination thereof, determined in the manner set forth in subparagraph (d)(2) above, which such holder would have received if such additional shares had been issued and had been tendered for redemption.

               (4) The amount and kind of securities or property to be delivered pursuant to subparagraph (c)(1) or (d)(2) above shall be subject to adjustment from time to time as follows:

                    (A)  In case USCC shall  (i) take a record of
the holders of USCC Common Shares for the purpose of entitling them to receive a dividend payable in USCC Common Shares, (ii) subdivide the outstanding USCC Common Shares, or (iii) combine the outstanding USCC Common Shares into a smaller number of shares, the Redemption Ratio shall be adjusted (or further adjusted in the case of successive such events) so that each holder of Series MM Preferred Shares shall thereafter be entitled upon the redemption of each share thereof held by him to receive for each such share the number of USCC Common Shares which he would have owned or been entitled to receive after the happening of that one of the events described above which shall have happened had such Series MM Preferred Share been redeemed immediately prior to the happening of such event in exchange for USCC Common Shares, such entitlement to become effective immediately after the opening of business on the day next following (x) the record date for such dividend, or (y) the day upon which such subdivision or combination shall become effective.

               (B)  In  case  USCC shall  take  a  record of  the
holders of USCC Common Shares for the purpose of entitling them to receive an Extraordinary Dividend (as hereinafter defined), the holder of each Series MM Preferred Share shall be entitled in each such case to an additional cash payment upon the redemption of such share in an amount equal to the amount of cash and the fair market value as of such record date of any property other than cash that such holder would have been entitled to receive as a result of such Extraordinary Dividend had such Series MM Preferred Share been redeemed immediately prior to such record date in exchange for USCC Common Shares. As used herein the term "Extraordinary Dividend" means any dividend upon USCC Common Shares payable in cash and/or in property other than cash if and to the extent that on the record date thereof the amount of such cash and the fair market value of such property per USCC Common Share (when added to all other dividends (other than any dividend referred to in subparagraph (d)(4)(A) above) previously paid on USCC Common Shares during the same Payment Period (as hereinafter defined)) exceeds ten percent of the average Closing Price for USCC Common Shares for the five trading days ending on such record date; provided, however, that the term "Extraordinary Dividend" shall not include any dividend referred to in subparagraph (d)(4)(A) above. As used herein the term "Payment Period" means each consecutive 12-month period commencing on July 1, 1991, and each anniversary thereof.

               (C) No adjustment in the number of TDS or USCC Common Shares, as the case may be, to which any holder is entitled pursuant to the application of subparagraph (d)(4)(A) above shall be required unless such adjustment would require an increase or decrease of at least 1/10th of a TDS or USCC Common Share, as the case may be; provided, however, that any adjustments which by reason of this clause (C) are not required to be made shall be carried forward and taken into account in any subsequent adjustment.

               (5)   Each holder who has given notice pursuant to
subparagraph  (d)(1)   above   shall  deliver   the   certificate
representing the Series MM Preferred Shares to be redeemed to the

Corporation with the  notice of  the redemption.   In case  fewer
than all the shares represented by such certificate are to be redeemed, a new certificate shall be issued representing the shares which were not so redeemed.

          (e) Redemption in the Event of Organic Change. In case USCC shall propose to effect any reorganization or reclassification of its Common Shares, consolidate or merge with another corporation, or sell to another corporation all or substantially all of its assets in such a way that holders of its outstanding Common Shares shall be entitled to receive (either directly or upon subsequent liquidation) stock, securities, cash or other property with respect to or in exchange for such Common Shares (collectively, any "Organic Change"), and immediately after such Organic Change TDS or USCC would no longer be under common control within the meaning of the Rule 405 promulgated by the Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (a "Disaffiliation Transaction"), or USCC or TDS shall propose to effect any transaction or series of transactions of the type described in paragraph (a)(3)(i) or Rule 13e-3 promulgated by the SEC under the Securities Exchange Act of 1934, as amended, in which USCC is the "issuer", which has one of the effects described in paragraph
(a)(3)(ii) of such Rule (a "Going Private Transaction"), then TDS shall deliver a notice of redemption (as described in subparagraph (c)(3) above) to each holder of Series MM Preferred Shares at least ten business days prior to the earliest date (the "Effective Date") on which holders of USCC Common Shares shall become entitled to receive stock, securities, cash or other property in connection with such Disaffiliation Transaction or such Going Private Transaction. Such notice of redemption shall specify the Effective Date and each Series MM Preferred Share shall be redeemed on a date (the "Accelerated Redemption Date") which is not later than the last business day preceding such Effective Date by delivering that number of USCC Common Shares for which such Series MM Preferred Share might have been redeemed immediately prior to such Disaffiliation Transaction or such Going Private Transaction, plus that number of USCC Common Shares which the holder of such Series MM Preferred Share would have been entitled to receive if all of the additional Series MM Preferred Shares to be issued in payment of accrued dividends for the first ten fiscal quarters after June 30, 1991, pursuant to the proviso in paragraph (b) above, had been issued and immediately redeemed for USCC Common Shares on the Accelerated
Redemption Date; provided, however, that in case the consideration to be received by the holders of USCC Common Shares in connection with a Going Private Transaction consists of equity securities of TDS, then each Series MM Preferred Share shall be redeemed on the Effective Date by delivering that number of TDS Common Shares having a Market Value as of the Effective Date equal to the Market Value on such date of (i) that number of USCC Common Shares for which such Series MM Preferred Share might have been redeemed immediately prior to such Going Private Transaction, and (ii) that number of USCC Common Shares which the holder of such Series MM Preferred Share would have been entitled to receive if all of the additional Series MM Preferred Shares to be issued in payment of accrued dividends for the first ten quarters after June 30, 1991, pursuant to the proviso in paragraph (b) above, had been issued and immediately redeemed for USCC Common Shares on the last business day immediately preceding the Effective Date.

          (f)  No Fractional  Shares.   No fractional  TDS Common
Shares or USCC Common Shares shall be issued upon the redemption of Series MM Preferred Shares, nor shall cash adjustments be made for fractional shares upon such redemption.

          (g) Terminology. For purposes of this Statement, the term "TDS Common Shares" and the term "USCC Common Shares" shall mean (A) the class of stock designated as the Common Shares of the Corporation and the Common Shares of USCC, respectively, on the date this Statement is filed with the Iowa Secretary of State, or (B) any other class of stock resulting from successive changes or reclassifications of such class consisting solely of a change in par value, or a change from no par value to par value.

          (h)  Voting Rights.

               (1) With respect to all matters, each holder of Series MM Preferred Shares shall be entitled to one vote for each share of such stock standing in the name of the holder on the books of the Corporation.

               (2) With respect to the election of directors, the holders of Series MM Preferred Shares shall have class voting rights (voting together with the holders of (i) other Preferred Shares that are entitled to vote thereon and that were issued after October 31, 1981, and (ii) Series A Common Shares) to the extent provided in Article IV of the Articles of Incorporation of the Corporation.

          (i)  Preference  Value  in  Liquidation.    The  amount
payable upon each Series MM Preferred Share in the event of either voluntary or involuntary liquidation shall be $100.00.

                 TELEPHONE AND DATA SYSTEMS, INC.

                ----------------------------------

         Statement of Designation, Preferences and Rights
                                of
           $8.00 Cumulative Convertible and Redeemable
                Voting Series N, Preferred Stock,
          without par value, Stated Value $100 Per Share

                ----------------------------------


          1.   The name of the  corporation is TELEPHONE AND DATA
SYSTEMS, INC.

          2. A copy of the resolution of the Board of Directors establishing and designating the $8.00 Cumulative Convertible and Redeemable Voting Series N Preferred Stock and fixing and determining the relative rights and preferences thereof is attached hereto as Exhibit A and is made a part of this statement.

          3.   The aforesaid resolution  was adopted on  November
26, 1980.

          4. The aforesaid resolution was duly adopted by the Board of Directors of TELEPHONE AND DATA SYSTEMS, INC.

          IN WITNESS WHEREOF, we have hereunto subscribed our names and affixed the seal of this corporation this 5th day of December, 1980.

                              TELEPHONE AND DATA SYSTEMS, INC.



                              By  /s/ LeRoy T. Carlson
                                   ----------------------------
                                 LeRoy T. Carlson, President



                                  /s/ Michael G. Hron
                                   ----------------------------
                                 Michael G. Hron, Secretary


[CORPORATE SEAL]

STATE OF ILLINOIS   )
                    )    SS.
COUNTY OF COOK      )


          On this 5th day of December, 1980, before me, a Notary Public, in and for said county, personally appeared Michael G.
Hron, who, being by me duly sworn, did say that he is the Secretary of Telephone and Data Systems, Inc. and that the attached instrument was signed and sealed on behalf of the said Corporation by authority of its Board of Directors and the said Michael G. Hron acknowledges the execution of said instrument to be the voluntary act and deed of said Corporation.

          IN WITNESS WHEREOF, I have hereunto set my hand and seal the day and year before written.


                                     /s/ Clote Smith
                                   ----------------------------
                                           Notary Public

[NOTARIAL SEAL]

                            EXHIBIT A
                            ---------


         STATEMENT OF DESIGNATION, PREFERENCES AND RIGHTS
                                OF
           $8.00 CUMULATIVE CONVERTIBLE AND REDEEMABLE
                VOTING SERIES N PREFERRED SHARES,
          WITHOUT PAR VALUE, STATED VALUE $100 PER SHARE
         ------------------------------------------------


          RESOLVED, that pursuant to the authority expressly granted to and vested in the board of directors of the Corporation by the Articles of Incorporation, the board of directors hereby creates and authorizes the issuance of a series of the Preferred Shares of the Corporation to consist originally of Eleven Thousand (11,000) shares, and hereby fixes the designation, relative rights and preferences thereof as follows:

          (a) Designation - The designation of the series of Preferred Shares created by this resolution shall be "$8.00 Cumulative Convertible and Redeemable Voting Series N Preferred Shares" (hereinafter referred to as the "Series N Preferred Shares"). The Series N Preferred Shares shall have no par value but shall have a stated value of $100.00 per share.

          (b) Dividends - The holders of the Series N Preferred Shares shall be entitled to receive, when and as declared by the board of directors of the Corporation, out of any assets of the Corporation available for dividends pursuant to the laws of the State of Iowa, preferential dividends at the rate of eight dollars ($8.00) per annum per share and no more. The dividends, when payable, shall be paid quarterly on the first days of March, June, September and December in each year, before any dividends shall be declared or paid upon or set apart for the Common Shares or Series A Common Shares of the Corporation for that quarter. Such dividends upon the Series N Preferred Shares shall be cumulative from the date of issue thereof so that if dividends for any past dividend period at the rate of eight dollars ($8.00) per annum shall not have been paid thereon or declared and a sum sufficient for payment thereof set apart, the deficiency shall be fully paid or set apart but without interest, before any dividend shall be paid upon or set apart for the Common Shares or Series A Common Shares; provided, however, that no dividends shall be declared on the shares of any series of preferred stock for any dividend period unless the full dividend for all prior dividend periods shall have been declared or shall be declared at the same time upon all preferred stock outstanding during such prior dividend periods, and further provided that no dividends shall be declared on the shares of any series of preferred stock unless a dividend for the same period shall be declared at the same time upon all preferred stock outstanding during said period in like proportion to the dividend rate upon such shares. Whenever the full dividend upon all the series of the preferred stock for all past dividend periods shall have been paid and the full dividend thereon for the then current dividend period shall have been paid or declared and a sum sufficient for the payment thereof set apart, dividends upon the Common Shares or Series A Common Shares may be declared by the board of directors out of the remainder of the assets available therefor.

          (c)  Redemption -

               (1)  Unless  such  shares   have  been   converted
     pursuant to paragraph (f) hereof prior to the sixth anniversary of the date of issue thereof, the Corporation shall, beginning with the seventh anniversary of the date of issue thereof, and annually thereafter on each subsequent anniversary of the date of issue thereof, redeem one-fourteenth of the number of Series N Preferred Shares outstanding on the sixth anniversary of the date of issue thereof, until all such shares have been redeemed, and the holders thereof shall be entitled to receive $100.00 per share plus an amount equal to all dividends accrued and unpaid thereon to the redemption date.

               (2) Notice of any redemption shall be mailed to each holder of Series N Preferred Shares to be redeemed not less than thirty (30) days prior to the date upon which such stock is to be redeemed. If on or before the redemption date specified in such notice, the funds necessary for such redemption shall have been set aside by the Corporation so as to be available for payment on demand to the holders of Series N Preferred Shares so called for redemption then, notwithstanding that any certificate representing Series N Preferred Shares so called for redemption shall not have been surrendered for cancellation, the dividends thereon shall cease to accrue from and after the date of such redemption so specified, and all rights with respect to such Series N Preferred Shares so called for redemption, including any right to vote or otherwise participate in the determination of any proposed corporate action, shall forthwith after such redemption date cease and terminate, except only the right of the holder to receive the redemption price therefor, but without interest. Series N Preferred Shares redeemed pursuant to the provisions hereof or any such shares purchased or otherwise acquired shall not be reissued but shall be cancelled and proceedings shall be taken in the manner prescribed by statute to reduce the number of outstanding Series N Preferred Shares accordingly.

          (d) Voting Rights - The holders of Series N Preferred Shares shall be entitled to one vote for each share of such stock standing in the name of the holder on the books of the Corporation and shall vote together with the holders of the common stock and the holders of other series of the preferred stock of the Corporation as one class.

          (e) Pre-emptive Rights - No holder of any Series N Preferred Shares shall have any pre-emptive right to subscribe for or acquire additional shares of the Corporation of the same or any other class or series, whether such shares be hereby or hereafter authorized; and no holder of Series N Preferred Shares shall have any pre-emptive right to acquire any shares which may be held in the treasury of the Corporation; all such additional or treasury shares may be sold for such consideration at such time and to such person or persons as the board of directors may from time to time determine.

          (f)  Conversion -

               (1)  The  Series  N  Preferred  Shares   shall  be
     convertible into the Corporation's Common Shares as hereinafter provided, and when and as so converted, such Series N Preferred Shares shall be cancelled and retired and shall not be reissued as such. Commencing upon the issuance and terminating at the close of business on the third anniversary thereof, the Series N Preferred Shares may be converted, upon thirty (30) days' written notice to the Corporation into Common Shares of the Corporation at the rate of ten (10) Common Shares for each Series N Preferred Share. Thereafter, until the close of business on the sixth anniversary of the date of issue, the Series N Preferred Shares may be converted, upon thirty (30) days' written notice to the Corporation, into Common Shares of the Corporation at the rate of nine (9) Common Shares for each Series N Preferred Share. On presentation and surrender to the Corporation at its offices of the certificates representing Series N Preferred Shares to be converted, the holder thereof shall be entitled to receive in exchange therefor certificates for the fully paid and non-assessable Common Shares of the Corporation at the rate aforesaid, all under suitable regulations to be prescribed by the board of directors of the Corporation. Conversion of Series N Preferred Shares in the manner aforesaid shall not affect the right of the converting holder thereof to receive dividends accrued but unpaid thereon as of the dividend payment date immediately prior to conversion.

               (2) The number of Common Shares into which each Series N Preferred Shares is convertible shall be subject to adjustment from time to time as set forth in clauses (A) and
     (B) of this subparagraph (2):

               (A)  In  case the  Corporation  shall  (i)  pay  a
          dividend  on  its  Common   Shares  in  shares  of  the
          Corporation, (ii) subdivide its outstanding Common Shares, (iii) combine the outstanding Common Shares into a smaller number of shares or (iv) issue by reclassification of its Common Shares (whether pursuant to a merger or consolidation or otherwise) any shares of the Corporation, then the holder of each Series N

          Preferred Share shall be entitled to receive upon the conversion of such share, the number of shares of the Corporation which he would have owned or would have been entitled to receive after the happening of any of the events described above had such share been converted immediately prior to the happening of such event. An adjustment made pursuant to this provision shall become effective retroactively with respect to conversions made subsequent to the record date in the case of a dividend, and shall become effective on the effective date in the case of a subdivision, combination or reclassification.

               (B) No adjustment in the conversion rate shall be required unless such adjustment would require an increase or decrease in such rate of at least one-tenth (1/10) of a Common Shares; provided, however, that any adjustments which by reason of this clause (B) are not required to be made shall be carried forward and taken into account by any subsequent adjustment.

               (3) The Corporation shall at all times reserve and keep available out of its authorized Common Shares, solely for the purpose of issuance upon conversion of Series N Preferred Shares as herein provided, such number of Common Shares as shall then be issuable upon the conversion of all outstanding Series N Preferred Shares.

               (4)  Fractional Common Shares shall not  be issued
     upon conversion of Series N Preferred Shares, nor shall cash
     adjustments  be  made   for  fractional  shares   upon  such
     conversion.

               (5) For the purposes of this paragraph (f), the term "Common Shares" shall mean (A) the class of stock designated as the Common Shares of the Corporation at the date of these Amended Articles of Incorporation, or (B) any other class of stock resulting from successive changes or reclassifications of such class consisting solely of a change in par value, or a change from no par value to par value.

          (g)  Liquidation  Rights   -  In  the   event  of   any
liquidation, dissolution or winding up of the affairs of the Corporation, whether voluntary or involuntary, the holders of the Series N Preferred Shares shall be entitled, before any assets of the Corporation shall be distributed among or paid over to the holders of Common Shares or Series A Common Shares, to receive out of the assets of the Corporation $100.00 per Series N Preferred Share. If upon any such dissolution, liquidation or winding up, the assets of the Corporation available for payment to stockholders are not sufficient to make payment in full to the holders of the Series N Preferred Shares, payment shall be made to such holders ratably in accordance with the number of shares held by them, and in case there shall then be more than one series of the preferred stock outstanding at that time, ratably in accordance with the respective distributive amount to which such holders shall be entitled.

                      ARTICLES OF AMENDMENT
                                OF
                 TELEPHONE AND DATA SYSTEMS, INC.


TO THE SECRETARY OF STATE OF THE STATE OF IOWA:

          Pursuant to section  1002 or 1006 of  the Iowa Business
Corporation Act, the undersigned corporation adopts the following amendment to the corporation's articles of incorporation.
-----------------------------------------------------------------

         Statement of Designation of Preference and Right
                                of
                        Redeemable Voting
          Series NN Preferred Shares, without par value,
                  Stated Value $100.00 Per Share
-----------------------------------------------------------------


          1.  The name  of the corporation is Telephone  and Data
Systems, Inc.

          2. A copy of the resolution of the Board of Directors establishing and designating the Redeemable Voting Series NN Preferred Shares and fixing and determining the relative rights and preferences thereof is attached hereto as Exhibit A and is made a part of this statement.

          3.  The aforesaid resolution was adopted as of December
31, 1990.

          4.  The  aforesaid resolution was  duly adopted by  the
Board  of Directors  of  TELEPHONE AND  DATA  SYSTEMS, INC.    No
shareholder vote was required.

          IN WITNESS WHEREOF, I have hereunto subscribed my name as of this 16th day of April, 1991.


                              TELEPHONE AND DATA SYSTEMS, INC.


                              By:/s/ LeRoy T. Carlson
                                 ----------------------------
                                 LeRoy T. Carlson, Chairman

                                                        Exhibit A







       STATEMENT OF DESIGNATION, PREFERENCES AND RIGHTS OF
           REDEEMABLE VOTING SERIES NN PREFERRED SHARES


          RESOLVED, that pursuant to the authority expressly granted to and vested in the board of directors of the Corpora-tion by the Articles of Incorporation of the Corporation, the board of directors hereby creates and authorizes the issuance of a series of the Preferred Shares of the Corporation to consist originally of Nine Thousand Five Hundred and Twenty (9,520) shares, and hereby fixes the designation and the relative rights and preferences thereof as follows:

          (a) Designation. The designation of the series of Preferred Shares created by this resolution shall be "Redeemable Voting Series NN Preferred Shares" (hereinafter referred to as the "Series NN Preferred Shares"). The Series NN Preferred Shares shall have no par value but shall have a stated value of $100.00 per share.

          (b) Dividends. Each holder of a Series NN Preferred Share shall be entitled to receive, when, as and if declared by the board of directors of the Corporation, cumulative dividends during each fiscal quarter to the extent set forth below. Such dividends shall commence to accrue (whether or not declared), without interest, with the fiscal quarter ending September 30, 1991, at a per annum rate of four dollars ($4.00) per share and shall be paid (if and when declared) in cash on the first business day after the end of the quarter for which accrued; provided, however, that any dividends accrued with respect to the first fourteen quarters after June 30, 1991, shall be paid by issuing additional Series NN Preferred Shares at the annual rate of .04 of a share for each outstanding Series NN Preferred Share; no dividends shall accrue with respect to the fifteenth through the eighteenth quarters after June 30, 1991; and such dividends shall accrue thereafter at a per annum rate of six dollars ($6.00) per share. If with respect to any of the first fourteen quarters after June 30, 1991, any of the additional Series NN Preferred Shares to be paid in satisfaction of the dividend then accrued are not issued, then, for the purpose of determining the cumulative dividends to which each holder of Series NN Preferred Shares shall thereafter be entitled to receive with respect to subsequent fiscal quarters ended on or before December 31, 1994, the additional Series NN Preferred Shares not so issued shall be deemed to have been issued as of the first business day following the fiscal quarter for which accrued and to accrue dividends commencing with the quarter in which deemed to be issued.

          (c)  Redemption at Election of Corporation.

               (1) Unless the Corporation shall have received written notice of the holder's election to have the Series NN Preferred Shares redeemed in accordance with paragraph (d) hereof on or before January 31, 1996, the Series NN Preferred Shares shall thereafter be redeemable, in whole or in part from time to time, at the option of the Corporation, upon giving notice as provided in subparagraph (c)(2) hereof, by delivering, at the option of the Corporation, on any date set for redemption (the "Redemption Date"), for each Series NN Preferred Share, (i) 5.8 (the "Redemption Ratio") fully paid and nonassessable Common Shares, par value $1.00 per share ("USCC Common Shares"), of United States Cellular Corporation, a Delaware corporation ("USCC"), or (ii) that number of Common Shares, par value $1.00 per share, of the Corporation ("TDS Common Shares") having a Market Value equal to the Market Value of one USCC Common Share multiplied by the Redemption Ratio, or (iii) a combination of USCC Common Shares and TDS Common Shares having an aggregate Market Value equal to the Market Value of one USCC Common Share multiplied by the Redemption Ratio, or (iv) cash (paid by certified check) equal to the Market Value of one USCC Common Share multiplied by the Redemption Ratio.

               (2) Notice of an election under the redemption provision in subparagraph (c)(1) above shall be mailed (by first class, postage prepaid) to each holder of Series NN Preferred Shares to be redeemed at the address appearing on the records of the Corporation not less than thirty (30) days prior to the Redemption Date. If the Corporation elects to redeem any of the Series NN Preferred Shares in cash and, on or before the Redemption Date specified in such notice, the funds necessary for such redemption shall have been set aside by the Corporation so as to be available for payment to the holders of Series NN Preferred Shares so called for redemption upon such holders' surrender of such Series NN Preferred Shares to the Corporation, then, notwithstanding that any certificate representing Series NN Preferred Shares so called for redemption shall not have been surrendered for cancellation, the dividends thereon shall cease to accrue from and after the Redemption Date and all rights with respect to such Series NN Preferred Shares so called for redemption, including any right to vote or otherwise participate in the determination of any proposed corporate action, shall terminate at the close of business on such Redemption Date, except only the right of the holder to receive the Redemption Price therefor, but without interest.

               (3)  Each notice of redemption shall state:

                    (A)  the Redemption Date;

                    (B) the number of Series NN Preferred Shares to be redeemed and, if less than all the shares are to be redeemed, the number of shares to be redeemed and the manner in which the number of shares to be redeemed from each holder will be determined;

                    (C)    whether the  Redemption Price  will be
paid in cash (by certified check), by the issuance  of TDS Common
Shares,   by  the  transfer  of  USCC  Common  Shares,  or  by  a
combination thereof; and

                    (D)   the  place where  certificates for  the
Series NN Preferred Shares are to be surrendered for payment of the Redemption Price.

               (4) Each holder of Series NN Preferred Shares to be redeemed shall present and surrender his certificate for such shares to the Corporation at the place designated in such notice. Within two business days after the date of such presentation or, if later, upon the Redemption Date, the Redemption Price of such shares shall be paid to or on the order of the person whose name appears on such certificate as the owner thereof and each surrendered certificate shall be cancelled. In case fewer than all the shares represented by any certificate are redeemed, a new certificate shall be issued representing the unredeemed shares. From and after the Redemption Date (unless the Corporation shall default in payment of the Redemption Price), all rights of the holders thereof as shareholders of the Corporation, except the right to receive the Redemption Price thereof, without interest, upon the surrender of certificates representing the same, shall cease and terminate, such shares shall not thereafter be transferred (except with the consent of the Corporation) on the books of the Corporation, and such shares shall not be deemed to be outstanding for any purpose whatsoever.

               (5) For purposes of this Statement, (A) the "Market Value" per share of TDS Common Shares or USCC Common Shares at any time as of which such value is to be determined shall be deemed to be the average "Closing Price" (as defined below) for TDS or USCC Common Shares, as the case may be, for the five trading days ending on the fifth business day preceding the relevant Redemption Date, Accelerated Redemption Date or effective date of a Going Private Transaction of the type referred to in subparagraph (d)(4)(C) below, (B) a "business day" means a day on which the New York Stock Exchange or other principal stock exchange or over-the-counter market on which the TDS or USCC Common Shares, as the case may be, are traded was open for at least one-half of its normal business day, and (C) the "Closing Price" on any day shall be the last sale price of such shares, regular way, as reported in a composite published report of transactions which includes transactions on the exchange or other principal markets in which such shares are traded or, if there is no such composite report as to any such day, the last reported sale price, regular way (or if there is no such reported sale on such day, the average of the closing reported bid and asked prices) on the principal United States securities trading market (whether a stock exchange, National Association of Securities Dealers Automated Quotation System or otherwise) on which such shares are traded.

          (d)  Redemption at Election of Holder.

               (1) The Series NN Preferred Shares shall be redeemable at the option of the holder thereof, on the last day of January in 1995 and 1996, upon written notice given by such holder, at the office or agency maintained by the Corporation for that purpose. Each such notice shall state the number of Series NN Preferred Shares to be redeemed, if less than all the shares held by the holder giving such notice.

               (2) Each Series NN Preferred Share tendered to the Corporation for redemption pursuant to subparagraph (d)(1) above shall be redeemed by the Corporation on the date specified in the notice (and permitted by this Statement) referred to in subparagraph (d)(1) above (which shall be the "Redemption Date" of such shares), by delivering, at the option of the Corporation,
(i) that number of fully paid and nonassessable USCC Common Shares determined by multiplying one (1) by the Redemption Ratio, or (ii) that number of TDS Common Shares having a Market Value equal to the Market Value of one USCC Common Share multiplied by the Redemption Ratio, or (iii) a combination of USCC Common Shares and TDS Common Shares having an aggregate Market Value equal to the Market Value of one USCC Common Share multiplied by the Redemption Ratio.

               (3) Upon presentation and surrender of the certificate representing the Series NN Preferred Shares to be redeemed, the holder thereof shall be entitled to receive in exchange therefor a certificate or certificates representing the fully paid and nonassessable TDS Common Shares, USCC Common Shares, or a combination thereof, determined in the manner set forth in subparagraph (d)(2) above. In addition, if any additional Series NN Preferred Shares that were to be issued in payment of dividends accrued with respect to the first fourteen quarters after June 30, 1991, were not issued prior to the Redemption Date, then such holder shall also receive, in satisfaction of such dividends, the additional TDS Common Shares, USCC Common Shares, or a combination thereof, determined in the manner set forth in subparagraph (d)(2) above, which such holder would have received if such additional shares had been issued and had been tendered for redemption.

               (4) The amount and kind of securities or property to be delivered pursuant to subparagraph (c)(1) or (d)(2) above shall be subject to adjustment from time to time as follows:

                    (A)  In case USCC shall  (i) take a record of
the holders of USCC Common Shares for the purpose of entitling them to receive a dividend payable in USCC Common Shares, (ii) subdivide the outstanding USCC Common Shares, or (iii) combine the outstanding USCC Common Shares into a smaller number of shares, the Redemption Ratio shall be adjusted (or further adjusted in the case of successive such events) so that each holder of Series NN Preferred Shares shall thereafter be entitled upon the redemption of each share thereof held by him to receive for each such share the number of USCC Common Shares which he would have owned or been entitled to receive after the happening of that one of the events described above which shall have happened had such Series NN Preferred Share been redeemed immediately prior to the happening of such event in exchange for USCC Common Shares, such entitlement to become effective immediately after the opening of business on the day next following (x) the record date for such dividend, or (y) the day upon which such subdivision or combination shall become effective.

                    (B) In case USCC shall take a record of the holders of USCC Common Shares for the purpose of entitling them to receive an Extraordinary Dividend (as hereinafter defined), the holder of each Series NN Preferred Share shall be entitled in each such case to an additional cash payment upon the redemption of such share in an amount equal to the amount of cash and the fair market value as of such record date of any property other than cash that such holder would have been entitled to receive as a result of such Extraordinary Dividend had such Series NN Preferred Share been redeemed immediately prior to such record date in exchange for USCC Common Shares. As used herein the term "Extraordinary Dividend" means any dividend upon USCC Common Shares payable in cash and/or in property other than cash if and to the extent that on the record date thereof the amount of such cash and the fair market value of such property per USCC Common Share (when added to all other dividends (other than any dividend referred to in subparagraph (d)(4)(A) above) previously paid on USCC Common Shares during the same Payment Period (as hereinafter defined)) exceeds ten percent of the average Closing Price for USCC Common Shares for the five trading days ending on such record date; provided, however, that the term "Extraordinary Dividend" shall not include any dividend referred to in subparagraph (d)(4)(A) above. As used herein the term "Payment Period" means each consecutive 12-month period commencing on July 1, 1991, and each anniversary thereof.

                    (C) No adjustment in the number of TDS or USCC Common Shares, as the case may be, to which any holder is entitled pursuant to the application of subparagraph (d)(4)(A) above shall be required unless such adjustment would require an increase or decrease of at least 1/10th of a TDS or USCC Common Share, as the case may be; provided, however, that any adjustments which by reason of this clause (C) are not required to be made shall be carried forward and taken into account in any subsequent adjustment.

               (5) Each holder who has given notice pursuant to subparagraph (d)(1) above shall deliver the certificate representing the Series NN Preferred Shares to be redeemed to the Corporation with the notice of the redemption. In case fewer than all the shares represented by such certificate are to be redeemed, a new certificate shall be issued representing the shares which were not so redeemed.

          (e) Redemption in the Event of Organic Change. In case USCC shall propose to effect any reorganization or reclassification of its Common Shares, consolidate or merge with another corporation, or sell to another corporation all or substantially all of its assets in such a way that holders of its outstanding Common Shares shall be entitled to receive (either directly or upon subsequent liquidation) stock, securities, cash or other property with respect to or in exchange for such Common Shares (collectively, any "Organic Change"), and immediately after such Organic Change TDS or USCC would no longer be under common control within the meaning of Rule 405 promulgated by the Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (a "Disaffiliation
Transaction"), or USCC or TDS shall propose to effect any transaction or series of transactions of the type described in paragraph (a)(3)(i) of Rule 13e-3 promulgated by the SEC under the Securities Exchange Act of 1934, as amended, in which USCC is the "issuer", which has one of the effects described in paragraph
(a)(3)(ii) of such Rule (a "Going Private Transaction"), then TDS shall deliver a notice of redemption (as described in subparagraph (c)(3) above) to each holder of Series NN Preferred Shares at least ten business days prior to the earliest date (the "Effective Date") on which holders of USCC Common Shares shall become entitled to receive stock, securities, cash or other property in connection with such Disaffiliation Transaction or such Going Private Transaction. Such notice of redemption shall specify the Effective Date and each Series NN Preferred Share shall be redeemed on a date (the "Accelerated Redemption Date") which is not later than the last business day preceding such Effective Date by delivering that number of USCC Common Shares for which such Series NN Preferred Share might have been redeemed immediately prior to such Disaffiliation Transaction or such Going Private Transaction, plus that number of USCC Common Shares which the holder of such Series NN Preferred Share would have been entitled to receive if all of the additional Series NN Preferred Shares to be issued in payment of accrued dividends for the first fourteen fiscal quarters after June 30, 1991, pursuant to the proviso in paragraph (b) above, had been issued and immediately redeemed for USCC Common Shares on the Accelerated Redemption Date; provided, however, that in case the consideration to be received by the holders of USCC Common Shares in connection with a Going Private Transaction consists of equity securities of TDS, then each Series NN Preferred Share shall be redeemed on the Effective Date by delivering that number of TDS Common Shares having a Market Value as of the Effective Date equal to the Market Value on such date of (i) that number of USCC Common Shares for which such Series NN Preferred Share might have been redeemed immediately prior to such Going Private Transaction, and (ii) that number of USCC Common Shares which the holder of such Series NN Preferred Share would have been entitled to receive if all of the additional Series NN Preferred Shares to be issued in payment of accrued dividends for the first fourteen quarters after June 30, 1991, pursuant to the proviso in paragraph (b) above, had been issued and immediately redeemed for USCC Common Shares on the last business day immediately preceding the Effective Date.

          (f)  No Fractional Shares.   No  fractional TDS  Common
Shares or USCC Common Shares shall be issued upon the redemption of Series NN Preferred Shares, nor shall cash adjustments be made for fractional shares upon such redemption.

          (g) Terminology. For purposes of this Statement, the term "TDS Common Shares" and the term "USCC Common Shares" shall mean (A) the class of stock designated as the Common Shares of the Corporation and the Common Shares of USCC, respectively, on the date this Statement is filed with the Iowa Secretary of State, or (B) any other class of stock resulting from successive changes or reclassifications of such class consisting solely of a change in par value, or a change from no par value to par value.

          (h)  Voting Rights.

               (1) With respect to all matters, each holder of Series NN Preferred Shares shall be entitled to one vote for each share of such stock standing in the name of the holder on the books of the Corporation.

               (2) With respect to the election of directors, the holders of Series NN Preferred Shares shall have class voting rights (voting together with the holders of (i) other Preferred Shares that are entitled to vote thereon and that were issued after October 31, 1981, and (ii) Series A Common Shares) to the extent provided in Article IV of the Articles of Incorporation of the Corporation.

          (i)  Preference  Value  in  Liquidation.    The  amount
payable upon each Series NN Preferred Share in the event of either voluntary or involuntary liquidation shall be $100.00.

                 TELEPHONE AND DATA SYSTEMS, INC.

                ----------------------------------

         Statement of Designation, Preferences and Rights
                                of
           $9.00 Cumulative Convertible and Redeemable
                Voting Series O, Preferred Shares,
          without par value, Stated Value $100 Per Share

                ----------------------------------


          1.   The name of the  corporation is TELEPHONE AND DATA
SYSTEMS, INC.

          2. A copy of the resolution of the Board of Directors establishing and designating the $9.00 Cumulative Convertible and Redeemable Voting Series O Preferred Shares and fixing and determining the relative rights and preferences thereof is attached hereto as Exhibit A and is made a part of this statement.

          3.   The  aforesaid resolution was adopted as of August
17, 1984.

          4. The aforesaid resolution was duly adopted by the Board of Directors of TELEPHONE AND DATA SYSTEMS, INC.

          IN WITNESS WHEREOF, we have hereunto subscribed our names and affixed the seal of this corporation this 11th day of October, 1984.

                              TELEPHONE AND DATA SYSTEMS, INC.



                               /s/ LeRoy T. Carlson
                              ----------------------------
                              LeRoy T. Carlson, President



                               /s/ Bertram T. Ebzery
                              ----------------------------
                              Bertram   T.    Ebzery,   Assistant
                              Secretary

[CORPORATE SEAL]

STATE OF ILLINOIS   )
                    )    SS.
COUNTY OF COOK      )


          On this 11th day of October, 1984, before me, a Notary Public, in and for said county, personally appeared Bertram T. Ebzery, who, being by me duly sworn, did say that he is the Assistant Secretary of Telephone and Data Systems, Inc. and that the attached instrument was signed and sealed on behalf of the said Corporation by authority of its Board of Directors and the said Bertram T. Ebzery acknowledges the execution of said instrument to be the voluntary act and deed of said Corporation.

          IN WITNESS WHEREOF, I have hereunto set my hand and seal the day and year before written.


                                     /s/ Notary Public
                                   ----------------------------
                                           Notary Public

[NOTARIAL SEAL]

         STATEMENT OF DESIGNATION, PREFERENCES AND RIGHTS
                                OF
           $9.00 CUMULATIVE CONVERTIBLE AND REDEEMABLE
                VOTING SERIES O PREFERRED SHARES,
        WITHOUT PAR VALUE, STATED VALUE $100.00 PER SHARE
       ----------------------------------------------------


          RESOLVED, that pursuant to the authority expressly granted to and vested in the board of directors of the Corporation by the Articles of Incorporation, the board of directors hereby creates and authorizes the issuance of a series of the Preferred Shares of the Corporation to consist originally of One Thousand Three Hundred Eighty-Three (1,383) shares, and hereby fixes the designation, relative rights and preferences thereof as follows:

          (a) Designation - The designation of the series of Preferred Shares created by this resolution shall be "$9.00 Cumulative Convertible and Redeemable Voting Series O Preferred Shares" (hereinafter referred to as the "Series O Preferred Shares"). The Series O Preferred Shares shall have no par value but shall have a stated value of $100.00 per share.

          (b) Dividends - The holders of the Series O Preferred Shares shall be entitled to receive, when and as declared by the board of directors of the Corporation, out of any assets of the Corporation available for dividends pursuant to the laws of the State of Iowa, preferential dividends at the rate of nine dollars ($9.00) per annum per share and no more. The dividends, when payable, shall be paid quarterly on the first days of March, June, September and December in each year (prorated if the period such stock is outstanding prior to the first quarterly dividend date is less than a calendar quarter), before any dividends shall be declared or paid upon or set apart for the Common Shares or Series A Common Shares of the Corporation for that quarter. Such dividends upon the Series O Preferred Shares shall be cumulative from the date of issue thereof so that if dividends for any past dividend period at the rate of nine dollars ($9.00) per annum per share shall not have been paid thereon or declared and a sum sufficient for payment thereof set apart, the deficiency shall be fully paid or set apart but without interest, before any dividend shall be paid upon or set apart for the Common Shares or Series A Common Shares; provided, however, that no dividends shall be declared on the shares of any series of preferred stock for any dividend period unless the full dividend for all prior dividend periods shall have been declared or shall be declared at the same time upon all preferred stock outstanding during such prior dividend periods, and further provided that no dividends shall be declared on the shares of any series of preferred stock unless a dividend for the same period shall be declared at the same time upon all preferred stock outstanding during said period in like proportion to the dividend rate upon such shares. Whenever the full dividend upon all series of preferred stock for all past dividend periods shall have been paid and the full dividend thereon for the then current dividend period shall have been paid or declared and a sum sufficient for the payment thereof set apart, dividends upon the Common Shares or Series A Common Shares may be declared by the board of directors out of the remainder of the assets available therefor.

          (c)  Redemption -

               (1)  Unless  such  shares   have  been   converted
     pursuant to paragraph (f) hereof prior to January 1, 1990, the Corporation may, at its option from time to time and in such amounts as it may determine, redeem the Series O Preferred Shares for $100.00 per share plus an amount equal to all dividends accrued and unpaid thereon to the redemption date.

               (2) Unless such shares have been converted pursuant to paragraph (f) hereof prior to January 1, 1990, the holder of Series O Preferred Shares may, at the holder's option, during the period commencing January 1, 1990 and ending December 31, 1999, elect to have redeemed in any one year as much as one-third (1/3) of the number of Series O Preferred Shares held by such person on January 1, 1990.

               (3) Notice of an election under either of the redemption provisions in subparagraphs (1) and (2) above shall be mailed (i) in case of a redemption at the election of the Corporation to each holder of Series O Preferred Shares to be redeemed or (ii) in the case of a redemption at the election of the holder of Series O Preferred Shares to the Corporation not less than thirty (30) days prior to the date upon which such stock is to be redeemed. In case less than all of the outstanding Series O Preferred Shares are to be redeemed by the Corporation, the amount to be redeemed and the method of effecting such redemption, whether by lot or pro rata or otherwise, may be determined by the Board of Directors. If on or before the redemption date specified in such notice, the funds necessary for such redemption shall have been set aside by the Corporation so as to be available for payment on demand to the holders of the Series O
     Preferred Shares so called for or requesting redemption, then, notwithstanding that any certificate representing Series O Preferred Shares so called for or requesting redemption shall not have been surrendered for cancellation, the dividends thereon shall cease to accrue from and after the date of such redemption so specified, and all rights with respect to such Series O Preferred Shares so called for or requesting redemption, including any right to vote or otherwise participate in the determination of any proposed corporate action, shall forthwith after such redemption date cease and terminate, except only the right of the holder to receive the redemption price therefor, but without interest. Series O Preferred Shares redeemed pursuant to the provisions hereof or any such shares purchased or otherwise acquired shall not be reissued but shall be cancelled and proceedings shall be taken in the manner prescribed by statute to reduce the number of outstanding Series O Preferred Shares accordingly.

          (d)  Voting Rights -

               (1)  For  all purposes,  the  holders of  Series O
     Preferred Shares shall be entitled to one vote for each share of such stock standing in the name of the holder on the books of the Corporation.

               (2) Subject to the rights, if any, of the holders of one or more series of Preferred Shares, voting as a class, to elect one or more directors, in the election of directors, the holders of Series O Preferred Shares shall vote together as one class with the Series A Common Shares and shall be entitled to elect 75% of the total number of directors of the Corporation (rounded down to the nearest whole number). The total number of directors of the
     Corporation shall be determined without regard to any director(s) whom the holders of one or more series of Preferred Shares, voting as a class, have elected or have the right to elect. In the event the number of issued and outstanding Series A Common Shares at any time falls below 500,000, then with respect to the election of directors at the next annual meeting thereafter the holders of Common Shares, Series A Common Shares and Preferred Shares shall be entitled to elect all of the directors of the Corporation.

          (e) Pre-emptive Rights - No holder of any Series O Preferred Shares shall have any pre-emptive right to subscribe for or acquire additional shares of the Corporation of the same or any other class or series, whether such shares be hereby or hereafter authorized; and no holder of Series O Preferred Shares shall have any pre-emptive right to acquire any shares which may be held in the treasury of the Corporation; all such additional or treasury shares may be sold for such consideration at such time and to such person or persons as the board of directors may from time to time determine.

          (f)  Conversion -

               (1) (A) The Series O Preferred Shares shall be convertible into the Corporation's Common Shares as hereinafter provided, and when and as so converted, such Series O Preferred Shares shall be cancelled and retired and shall not be reissued as such. Commencing upon issuance and terminating at the close of business on December 31, 1988, the Series O Preferred Shares may be converted, upon sixty (60) days' written notice to the Corporation, into Common Shares of the Corporation at the rate of nine (9) Common Shares for each Series O Preferred Share. Thereafter, until the close of business on December 31, 1989, the Series O Preferred Shares may be converted, upon sixty (60) days' written notice to the Corporation, into Common Shares of the Corporation at the rate of eight (8) Common Shares for each Series O Preferred Share. On presentation and surrender to the Corporation at its offices of the certificates representing the Series O Preferred Shares to be converted, the holder thereof shall be entitled to receive in exchange therefor certificates for fully paid and non-assessable Common Shares of the Corporation at the rate aforesaid, all under suitable regulations to be prescribed by the board of directors of the Corporation. Conversion of Series O Preferred Shares in the manner aforesaid shall not affect the right of the converting holder thereof to receive dividends accrued but unpaid thereon as of the dividend payment date immediately prior to conversion.

               (B)  Notwithstanding  the provisions  of subclause
          (A) above, if the Market Value (as defined below) of a Common Share does not exceed $12.875 per share on each of five consecutive trading days for at least two periods of five days each from the date of issuance to December 31, 1987, then the Corporation will deliver additional Common Shares to qualified shareholders, in an amount equal to the Price Differential (as defined below). The payment of additional Common Shares is limited to those shareholders electing to receive stock in connection with the acquisition of Chatham Telephone Company and others who receive such stock from such shareholders through inheritance or gift, and who complete the conversion of their Series O Preferred Shares, as provided herein, prior to August 1, 1988, and is further limited to those Common Shares owned by the shareholder on August 1, 1988 which were (i) issued in the original distribution of Series O Preferred Shares, or (ii) acquired pursuant to a conversion of Series O Preferred Shares (the "Qualified Shares"). For purposes of calculating the number of additional Common Shares to be issued, the value of each additional Common Share being issued shall be the highest average Market Value for two periods of five consecutive trading days from the date of issuance through December 31, 1987. This value is referred to hereinafter as the "Additional Share Value." The number of additional Common Shares to be issued shall be determined by dividing the Price Differential by the Additional Share Value. No fractional shares will be issued in connection with the payment of additional shares. An equivalent amount of cash for such fractional shares shall be distributed based upon the Additional Share Value.

          For purposes hereof:

               1. "Market Value" means the high sales price of a Common Share, as reported in the Wall
                    Street Journal.

               2. "Price Differential" means the difference between the highest average Market Value for five (5) consecutive trading days during the period from the date of issuance through December 31, 1987, and $12.875, multiplied by the number of Qualified Shares.

               (2) The number of Common Shares into which each Series O Preferred Share is convertible shall be subject to adjustment from time to time as set forth in subclauses (A) and (B) of this subparagraph (2):

               (A)  In case  the  Corporation  shall  (i)  pay  a
          dividend  on  its  Common   Shares  in  shares  of  the
          Corporation, (ii) subdivide its outstanding Common Shares, (iii) combine the outstanding Common Shares into a smaller number of shares or (iv) issue by reclassification of its Common Shares (whether pursuant to a merger or consolidation or otherwise) any shares of the Corporation, then the holder of each Series O Preferred Share shall be entitled to receive upon the conversion of such share, the number of shares of the Corporation which the holder would have owned or would have been entitled to receive after the happening of any of the events described above had such share been converted immediately prior to the happening of such event. An adjustment made pursuant to this provision shall become effective retroactively with respect to conversions made subsequent to the record date in the case of a dividend, and shall become effective on the effective date in the case of a subdivision, combination or reclassification.

               (B) No adjustment in the conversion rate shall be required unless such adjustment would require an increase or decrease in such rate of at least one-tenth (1/10) of a Common Share; provided, however, that any adjustments which by reason of this clause (B) are not required to be made shall be carried forward and taken into account by any subsequent adjustment.

               (3) The Corporation shall at all times reserve and keep available out of its authorized Common Shares, solely for the purpose of issuance upon conversion of Series O Preferred Shares as herein provided, such number of Common Shares as shall then be issuable upon the conversion of all outstanding Series O Preferred Shares.

               (4) Fractional Common Shares shall not be issued upon conversion of Series O Preferred Shares, nor shall cash adjustments be made for fractional shares upon such conversion.

               (5) For the purposes of this paragraph (f), the term "Common Shares" shall mean (A) the class of stock designated as the Common Shares of the Corporation at the date of these Amended Articles of Incorporation, or (B) any other class of stock resulting from successive changes or reclassifications of such class consisting solely of a change in par value, or a change from no par value to par value.

          (g)  Liquidation  Rights   -  In   the  event  of   any
liquidation, dissolution or winding up of the affairs of the Corporation, whether voluntary or involuntary, the holders of the Series O Preferred Shares shall be entitled, before any assets of the Corporation shall be distributed among or paid over to the holders of Common Shares or Series A Common Shares, to receive out of the assets of the Corporation $100.00 per Series O Preferred Share. If upon any such dissolution, liquidation or winding up, the assets of the Corporation available for payment to shareholders are not sufficient to make payment in full to the holders of the Series O Preferred Shares, payment shall be made to such holders ratably in accordance with the number of shares held by them and, in case there shall then be more than one series of preferred stock outstanding at that time, ratably in accordance with the respective distributive amount to which such holders shall be entitled.

                      ARTICLES OF AMENDMENT
                                OF
                 TELEPHONE AND DATA SYSTEMS, INC.


TO THE SECRETARY OF STATE OF THE STATE OF IOWA:

          Pursuant to section  1002 or 1006 of  the Iowa Business
Corporation Act, the undersigned corporation adopts the following amendment to the corporation's articles of incorporation.
-----------------------------------------------------------------

         Statement of Designation of Preference and Right
                                of
                        Redeemable Voting
          Series OO Preferred Shares, without par value,
                  Stated Value $100.00 Per Share
-----------------------------------------------------------------


          1.  The name  of the corporation is Telephone  and Data
Systems, Inc.

          2. A copy of the resolution of the Board of Directors establishing and designating the Redeemable Voting Series OO Preferred Shares and fixing and determining the relative rights and preferences thereof is attached hereto as Exhibit A and is made a part of this statement.

          3.  The aforesaid resolution was adopted as of December
31, 1990.

          4.  The  aforesaid resolution was  duly adopted by  the
Board  of Directors  of  TELEPHONE AND  DATA  SYSTEMS, INC.    No
shareholder vote was required.

          IN WITNESS WHEREOF, I have hereunto subscribed my name as of this 16th day of April, 1991.


                              TELEPHONE AND DATA SYSTEMS, INC.


                              By:/s/ LeRoy T. Carlson
                                 ----------------------------
                                 LeRoy T. Carlson, Chairman

                                                  Exhibit A



       STATEMENT OF DESIGNATION, PREFERENCES AND RIGHTS OF
           REDEEMABLE VOTING SERIES OO PREFERRED SHARES


          RESOLVED, that pursuant to the authority expressly granted to and vested in the board of directors of the Corpora-tion by the Articles of Incorporation of the Corporation, the board of directors hereby creates and authorizes the issuance of a series of the Preferred Shares of the Corporation to consist originally of Sixty-One Thousand One Hundred and Thirty-Two (61,132) shares, and hereby fixes the designation and the rela-tive rights and preferences thereof as follows:

          (a) Designation. The designation of the series of Preferred Shares created by this resolution shall be "Redeemable Voting Series OO Preferred Shares" (hereinafter referred to as the "Series OO Preferred Shares"). The Series OO Preferred Shares shall have no par value but shall have a stated value of $100.00 per share.

          (b) Dividends. Each holder of a Series OO Preferred Share shall be entitled to receive, when, as and if declared by the board of directors of the Corporation, cumulative dividends during each fiscal quarter to the extent set forth below. Such dividends shall commence to accrue (whether or not declared), without interest, with the fiscal quarter ending September 30, 1991, at a per annum rate of four dollars ($4.00) per share and shall be paid (if and when declared) in cash on the first business day after the end of the quarter for which accrued; provided, however, that any dividends accrued with respect to the first eighteen quarters after June 30, 1991, shall be paid by issuing additional Series OO Preferred Shares at the annual rate of .04 of a share for each outstanding Series OO Preferred Share; and such dividends shall accrue thereafter at a per annum rate of six dollars ($6.00) per share. If with respect to any of the first eighteen quarters after June 30, 1991, any of the additional Series OO Preferred Shares to be paid in satisfaction of the dividend then accrued are not issued, then, for the purpose of determining the cumulative dividends to which each holder of Series OO Preferred Shares shall thereafter be entitled to receive with respect to subsequent fiscal quarters ended on or before December 31, 1995, the additional Series OO Preferred Shares not so issued shall be deemed to have been issued as of the first business day following the fiscal quarter for which accrued and to accrue dividends commencing with the quarter in which deemed to be issued.

          (c)  Redemption at Election of Corporation.

               (1) Unless the Corporation shall have received written notice of the holder's election to have the Series OO Preferred Shares redeemed in accordance with paragraph (d) hereof on or before January 31, 1996, the Series OO Preferred Shares shall thereafter be redeemable, in whole or in part from time to time, at the option of the Corporation, upon giving notice as provided in subparagraph (c)(2) hereof, by delivering, at the option of the Corporation, on any date set for redemption (the "Redemption Date"), for each Series 00 Preferred Share, (i) 5.8 (the "Redemption Ratio") fully paid and nonassessable Common Shares, par value $1.00 per share ("USCC Common Shares"), of United States Cellular Corporation, a Delaware corporation ("USCC"), or (ii) that number of Common Shares, par value $1.00 per share, of the Corporation ("TDS Common Shares") having a Market Value equal to the Market Value of one USCC Common Share multiplied by the Redemption Ratio, or (iii) a combination of USCC Common Shares and TDS Common Shares having an aggregate Market Value equal to the Market Value of one USCC Common Share multiplied by the Redemption Ratio, or (iv) cash (paid by certified check) equal to the Market Value of one USCC Common Share multiplied by the Redemption Ratio.

               (2) Notice of an election under the redemption provision in subparagraph (c)(1) above shall be mailed (by first class, postage prepaid) to each holder of Series OO Preferred Shares to be redeemed at the address appearing on the records of the Corporation not less than thirty (30) days prior to the Redemption Date. If the Corporation elects to redeem any of the Series OO Preferred Shares in cash and, on or before the Redemption Date specified in such notice, the funds necessary for such redemption shall have been set aside by the Corporation so as to be available for payment to the holders of Series OO
Preferred Shares so called for redemption upon such holders' surrender of such Series OO Preferred Shares to the Corporation, then, notwithstanding that any certificate representing Series OO Preferred Shares so called for redemption shall not have been surrendered for cancellation, the dividends thereon shall cease to accrue from and after the Redemption Date and all rights with respect to such Series OO Preferred Shares so called for redemption, including any right to vote or otherwise participate in the determination of any proposed corporate action, shall terminate at the close of business on such Redemption Date, except only the right of the holder to receive the Redemption Price therefor, but without interest.

               (3)  Each notice of redemption shall state:

                    (A)  the Redemption Date;

                    (B) the number of Series OO Preferred Shares to be redeemed and, if less than all the shares are to be redeemed, the number of shares to be redeemed and the manner in which the number of shares to be redeemed from each holder will be determined;

                    (C)    whether the  Redemption Price  will be
paid in cash (by certified check),  by the issuance of TDS Common
Shares,   by  the  transfer  of  USCC  Common  Shares,  or  by  a
combination thereof; and

                    (D)   the  place where  certificates for  the
Series OO Preferred Shares are to be surrendered for payment of the Redemption Price.

               (4) Each holder of Series OO Preferred Shares to be redeemed shall present and surrender his certificate for such shares to the Corporation at the place designated in such notice. Within two business days after the date of such presentation or, if later, upon the Redemption Date, the Redemption Price of such shares shall be paid to or on the order of the person whose name appears on such certificate as the owner thereof and each surrendered certificate shall be cancelled. In case fewer than all the shares represented by any certificate are redeemed, a new certificate shall be issued representing the unredeemed shares. From and after the Redemption Date (unless the Corporation shall default in payment of the Redemption Price), all rights of the holders thereof as shareholders of the Corporation, except the right to receive the Redemption Price thereof, without interest, upon the surrender of certificates representing the same, shall cease and terminate, such shares shall not thereafter be transferred (except with the consent of the Corporation) on the books of the Corporation, and such shares shall not be deemed to be outstanding for any purpose whatsoever.

               (5) For purposes of this Statement, (A) the "Market Value" per share of TDS Common Shares or USCC Common Shares at any time as of which such value is to be determined shall be deemed to be the average "Closing Price" (as defined below) for TDS or USCC Common Shares, as the case may be, for the five trading days ending on the fifth business day preceding the relevant Redemption Date, Accelerated Redemption Date or effective date of a Going Private Transaction of the type referred to in subparagraph (d)(4)(C) below, (B) a "business day" means a day on which the New York Stock Exchange or other principal stock exchange or over-the-counter market on which the TDS or USCC Common Shares, as the case may be, are traded was open for at least one-half of its normal business day, and
(C) the "Closing Price" on any day shall be the last sale price of such shares, regular way, as reported in a composite published report of transactions which includes transactions on the exchange or other principal markets in which such shares are traded or, if there is no such composite report as to any such day, the last reported sale price, regular way (or if there is no such reported sale on such day, the average of the closing reported bid and asked prices) on the principal United States securities trading market (whether a stock exchange, National

Association of Securities Dealers Automated Quotation System or otherwise) on which such shares are traded.

          (d)  Redemption at Election of Holder.

               (1) The Series OO Preferred Shares shall be redeemable at the option of the holder thereof, on January 31, 1996, upon written notice given by such holder, at the office or agency maintained by the Corporation for that purpose. Each such notice shall state the number of Series OO Preferred Shares to be redeemed, if less than all the shares held by the holder giving such notice.

               (2) Each Series OO Preferred Share tendered to the Corporation for redemption pursuant to subparagraph (d)(1) above shall be redeemed by the Corporation on the date specified in the notice (and permitted by this Statement) referred to in subparagraph (d)(1) above (which shall be the "Redemption Date" of such shares), by delivering, at the option of the Corporation,
(i) that number of fully paid and nonassessable USCC Common Shares determined by multiplying one (1) by the Redemption Ratio, or (ii) that number of TDS Common Shares having a Market Value equal to the Market Value of one USCC Common Share multiplied by the Redemption Ratio, or (iii) a combination of USCC Common Shares and TDS Common Shares having an aggregate Market Value equal to the Market Value of one USCC Common Share multiplied by the Redemption Ratio.

               (3) Upon presentation and surrender of the certificate representing the Series OO Preferred Shares to be redeemed, the holder thereof shall be entitled to receive in exchange therefor a certificate or certificates representing the fully paid and nonassessable TDS Common Shares, USCC Common Shares, or a combination thereof, determined in the manner set forth in subparagraph (d)(2) above. In addition, if any additional Series OO Preferred Shares that were to be issued in payment of dividends accrued with respect to the first eighteen quarters after June 30, 1991, were not issued prior to the Redemption Date, then such holder shall also receive, in satisfaction of such dividends, the additional TDS Common Shares, USCC Common Shares, or a combination thereof, determined in the manner set forth in subparagraph (d)(2) above, which such holder would have received if such additional shares had been issued and had been tendered for redemption.

               (4) The amount and kind of securities or property to be delivered pursuant to subparagraph (c)(1) or (d)(2) above shall be subject to adjustment from time to time as follows:

                    (A)  In case USCC shall  (i) take a record of
the holders of USCC Common Shares for the purpose of entitling them to receive a dividend payable in USCC Common Shares, (ii) subdivide the outstanding USCC Common Shares, or (iii) combine the outstanding USCC Common Shares into a smaller number of shares, the Redemption Ratio shall be adjusted (or further adjusted in the case of successive such events) so that each holder of Series OO Preferred Shares shall thereafter be entitled upon the redemption of each share thereof held by him to receive for each such share the number of USCC Common Shares which he would have owned or been entitled to receive after the happening of that one of the events described above which shall have happened had such Series OO Preferred Share been redeemed immediately prior to the happening of such event in exchange for USCC Common Shares, such entitlement to become effective immediately after the opening of business on the day next following (x) the record date for such dividend, or (y) the day upon which such subdivision or combination shall become effective.

                    (B) In case USCC shall take a record of the holders of USCC Common Shares for the purpose of entitling them to receive an Extraordinary Dividend (as hereinafter defined), the holder of each Series OO Preferred Share shall be entitled in each such case to an additional cash payment upon the redemption of such share in an amount equal to the amount of cash and the fair market value as of such record date of any property other than cash that such holder would have been entitled to receive as a result of such Extraordinary Dividend had such Series OO Preferred Share been redeemed immediately prior to such record date in exchange for USCC Common Shares. As used herein the term "Extraordinary Dividend" means any dividend upon USCC Common Shares payable in cash and/or in property other than cash if and to the extent that on the record date thereof the amount of such cash and the fair market value of such property per USCC Common Share (when added to all other dividends (other than any dividend referred to in subparagraph (d)(4)(A) above) previously paid on USCC Common Shares during the same Payment Period (as hereinafter defined)) exceeds ten percent of the average Closing Price for USCC Common Shares for the five trading days ending on such record date; provided, however, that the term "Extraordinary Dividend" shall not include any dividend referred to in subparagraph (d)(4)(A) above. As used herein the term "Payment Period" means each consecutive 12-month period commencing on July 1, 1991, and each anniversary thereof.

                    (C) No adjustment in the number of TDS or USCC Common Shares, as the case may be, to which any holder is entitled pursuant to the application of subparagraph (d)(4)(A) above shall be required unless such adjustment would require an increase or decrease of at least 1/10th of a TDS or USCC Common Share, as the case may be; provided, however, that any adjustments which by reason of this clause (C) are not required to be made shall be carried forward and taken into account in any subsequent adjustment.

               (5)   Each holder who has given notice pursuant to
subparagraph  (d)(1)   above   shall  deliver   the   certificate
representing the Series OO Preferred Shares to be redeemed to the

Corporation with the  notice of  the redemption.   In case  fewer
than all the shares represented by such certificate are to be redeemed, a new certificate shall be issued representing the shares which were not so redeemed.

          (e) Redemption in the Event of Organic Change. In case USCC shall propose to effect any reorganization or reclassification of its Common Shares, consolidate or merge with another corporation, or sell to another corporation all or substantially all of its assets in such a way that holders of its outstanding Common Shares shall be entitled to receive (either directly or upon subsequent liquidation) stock, securities, cash or other property with respect to or in exchange for such Common Shares (collectively, any "Organic Change"), and immediately after such Organic Change TDS or USCC would no longer be under common control within the meaning of Rule 405 promulgated by the Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (a "Disaffiliation Transaction"), or USCC or TDS shall propose to effect any transaction or series of transactions of the type described in paragraph (a)(3)(i) of Rule 13e-3 promulgated by the SEC under the Securities Exchange Act of 1934, as amended, in which USCC is the "issuer", which has one of the effects described in paragraph
(a)(3)(ii) of such Rule (a "Going Private Transaction"), then TDS shall deliver a notice of redemption (as described in subparagraph (c)(3) above) to each holder of Series OO Preferred Shares at least ten business days prior to the earliest date (the "Effective Date") on which holders of USCC Common Shares shall become entitled to receive stock, securities, cash or other property in connection with such Disaffiliation Transaction or such Going Private Transaction. Such notice of redemption shall specify the Effective Date and each Series OO Preferred Share shall be redeemed on a date (the "Accelerated Redemption Date") which is not later than the last business day preceding such Effective Date by delivering that number of USCC Common Shares for which such Series OO Preferred Share might have been redeemed immediately prior to such Disaffiliation Transaction or such Going Private Transaction, plus that number of USCC Common Shares which the holder of such Series OO Preferred Share would have been entitled to receive if all of the additional Series OO Preferred Shares to be issued in payment of accrued dividends for the first eighteen fiscal quarters after June 30, 1991, pursuant to the proviso in paragraph (b) above, had been issued and immediately redeemed for USCC Common Shares on the Accelerated
Redemption Date; provided, however, that in case the consideration to be received by the holders of USCC Common Shares in connection with a Going Private Transaction consists of equity securities of TDS, then each Series OO Preferred Share shall be redeemed on the Effective Date by delivering that number of TDS Common Shares having a Market Value as of the Effective Date equal to the Market Value on such date of (i) that number of USCC Common Shares for which such Series OO Preferred Share might have been redeemed immediately prior to such Going Private Transaction, and (ii) that number of USCC Common Shares which the holder of such Series OO Preferred Share would have been entitled to receive if all of the additional Series OO Preferred Shares to be issued in payment of accrued dividends for the first eighteen quarters after June 30, 1991, pursuant to the proviso in paragraph (b) above, had been issued and immediately redeemed for USCC Common Shares on the last business day immediately preceding the Effective Date.

          (f)  No Fractional  Shares.   No fractional  TDS Common
Shares or USCC Common Shares shall be issued upon the redemption of Series OO Preferred Shares, nor shall cash adjustments be made for fractional shares upon such redemption.

          (g) Terminology. For purposes of this Statement, the term "TDS Common Shares" and the term "USCC Common Shares" shall mean (A) the class of stock designated as the Common Shares of the Corporation and the Common Shares of USCC, respectively, on the date this Statement is filed with the Iowa Secretary of State, or (B) any other class of stock resulting from successive changes or reclassifications of such class consisting solely of a change in par value, or a change from no par value to par value.

          (h)  Voting Rights.

               (1) With respect to all matters, each holder of Series OO Preferred Shares shall be entitled to one vote for each share of such stock standing in the name of the holder on the books of the Corporation.

               (2) With respect to the election of directors, the holders of Series OO Preferred Shares shall have class voting rights (voting together with the holders of (i) other Preferred Shares that are entitled to vote thereon and that were issued after October 31, 1981, and (ii) Series A Common Shares) to the extent provided in Article IV of the Articles of Incorporation of the Corporation.

          (i)  Preference  Value  in  Liquidation.    The  amount
payable upon each Series OO Preferred Share in the event of either voluntary or involuntary liquidation shall be $100.00.

         STATEMENT OF DESIGNATION, PREFERENCES AND RIGHTS
                                OF
           $8.50 CUMULATIVE, CONVERTIBLE AND REDEEMABLE
                 VOTING SERIES P PREFERRED SHARES
                  STATED VALUE $100.00 PER SHARE
       ---------------------------------------------------


          RESOLVED, that pursuant to the authority expressly granted to and vested in the board of directors of the Corporation by the Articles of Incorporation, the board of directors hereby creates and authorizes the issuance of a series of the Preferred Shares of the Corporation to consist originally of Twenty Thousand and One (20,001) shares, and hereby fixes the designation, relative rights and preferences thereof as follows:

          (a) Designation - The designation of the series of Preferred Shares created by this resolution shall be "$8.50 Cumulative, Convertible and Redeemable Voting Series P Preferred Shares" (hereinafter referred to as the "Series P Preferred Shares"). The Series P Preferred Shares shall have no par value but shall have a stated value of $100.00 per share.

          (b) Dividends - The rate of dividend payable upon Series P Preferred Shares shall be eight and 50/100 dollars
($8.50) per share per annum.

          (c)  Voting Rights -

               (1) With respect to all matters, each holder of Series P Preferred Shares shall be entitled to one vote for each share of such stock standing in the name of the holder on the books of the Corporation.

               (2) With respect to the election of directors, the holders of Series P Preferred Shares shall have class voting rights (voting together with the holders of (i) other Preferred Shares that are entitled to vote thereon and that were issued after October 31, 1981, and (ii) Series A Common Shares) to the extent provided in Article IV of the Articles of Incorporation of the Corporation.

          (d)  Conversion -

               (1) The Series P Preferred Shares shall be convertible into the Corporation's Common Shares as hereinafter provided, and when and as so converted, such Series P Preferred Shares shall be cancelled and retired and shall not be reissued as such. Commencing upon issuance and continuing through the day before the fourth anniversary of their issuance, the Series P Preferred Shares shall be converted, upon written notice to the Corporation, into Common Shares of the Corporation at the rate of nine (9) Common Shares for each Series P Preferred Share. Thereafter through the day before the fifth anniversary of their issuance, the Series P Preferred Shares shall be converted, upon written notice to the Corporation, into Common shares of the Corporation at the rate of eight (8) Common Shares for each Series P Preferred Share. Written notice of intent to convert, if not delivered to the Corporation, must be postmarked not later that midnight the day before the fourth or fifth anniversary of the issuance of the Series P Preferred Shares, as the case may be. The holders of Series P Preferred Shares shall be entitled to receive in exchange therefor certificates for the fully paid and non-assessable Common Shares of the Corporation at the rate aforesaid, within thirty (30) days following the later of (i) receipt of written notice of intent to convert, and (ii) presentation and surrender to the Corporation at its offices of the certificates representing Series P Preferred Shares to be converted, all under suitable regulations to be prescribed by the board of directors of the Corporation. Conversion of Series P Preferred Shares in the manner aforesaid shall not affect the right of the converting holder thereof to receive dividends accrued but unpaid thereon as of the dividend payment date immediately prior to conversion.

               (2) The number of Common Shares into which each Series P Preferred Share is convertible shall be subject to adjustment from time to time as set forth in clauses (A) and
     (B) of this subparagraph (2):

               (A)  In  case  the  Corporation  shall  (i) pay  a
          dividend  on  its  Common   Shares  in  shares  of  the
          Corporation (ii) subdivide its outstanding Common Shares, (iii) combine the outstanding Common Shares into a smaller number of shares or (iv) issue by reclassification of its Common Shares (whether pursuant to a merger or consolidation or otherwise) any shares of the Corporation, then the holder of each Series P Preferred Share shall be entitled to receive upon the conversion of such share, the number of shares of the Corporation which he would have owned or would have been entitled to receive after the happening of any of the events described above had such share been converted immediately prior to the happening of such event. An adjustment made pursuant to this provision shall become effective retroactively with respect to conversions made subsequently to the record date in the case of a dividend, and shall become effective on the effective date in the case of a subdivision, combination or reclassification.

               (B) No adjustment in the conversion rate shall be required unless such adjustment would require an increase or decrease in such rate of at least one-tenth (1/10) of a Common Share; provided, however, that any adjustments which by reason of this clause (B) are not required to be made shall be carried forward and taken into account in any subsequent adjustment.

               (3) The Corporation shall at all times reserve and keep available out of its authorized Common Shares, solely for the purpose of issuance upon conversion of Series P Preferred Shares as herein provided, such number of Common Shares as shall then be issuable upon the conversion of all outstanding Series P Preferred Shares.

               (4) Fractional Common Shares of Common Shares shall not be issued upon conversion of Series P Preferred
     Shares, nor shall cash adjustments be made for fractional shares upon such conversion.

               (5) For purposes of this paragraph (f), the term "Common Shares" shall mean (A) the class of stock designated as the Common Shares of the Corporation at the date of these Amended Articles of Incorporation, or (B) any other class of stock resulting from successive changes or reclassifications of such class consisting solely of a change in par value, or a change from no par value to par value.

          (e)  Redemption -

               (1) Unless such shares have been converted, or notice of intent to convert has been given pursuant to paragraph (d) hereof, prior to the fifth anniversary of the issuance of the Series P Preferred Shares, the Corporation shall, thereafter on each subsequent anniversary of the date of issue thereof, redeem one-tenth of the number of Series P Preferred Shares outstanding on the fifth anniversary of their issuance until all such shares have been redeemed.

               (2) The holder of Series P Preferred Shares may, at his option, during any two years of the redemption period, elect to have redeemed as much as twenty percent
     (20%) of the amount held by the holder on the fifth anniversary of their issuance.

               (3) Notice of any redemption shall be mailed to each holder of Series P Preferred Shares to be redeemed not less than thirty (30) days prior to the date upon which such stock is to be redeemed. If on or before the redemption date specified in such notice, the funds necessary for such redemption shall have been set aside by the Corporation so as to be available for payment on demand to the holders of the Series P Preferred Shares so called for redemption then, notwithstanding that any certificate representing Series P
     Preferred Shares so called for redemption shall not have been surrendered for cancellation, the dividends thereon shall cease to accrue from and after the date of such redemption so specified, and all rights with respect to such Series P Preferred Shares so called for redemption, including any right to vote or otherwise participate in the determination of any proposed corporate action, shall forthwith after such redemption date cease and terminate, except only the right of the holder to receive the redemption price therefor, but without interest. Series P Preferred Shares redeemed pursuant to the provisions hereof or any such shares purchased or otherwise acquired shall not be reissued but shall be cancelled and proceedings shall be taken in the manner prescribed by statute to reduce the number of outstanding Series P Preferred Shares accordingly.

          (f)  Liquidation -  The amount payable upon each Series
P Preferred Share in the event of either voluntary or involuntary liquidation shall be $100.00, plus a sum equal to the amount of all accumulated and unpaid dividends thereon.

                      ARTICLES OF AMENDMENT
                                OF
                 TELEPHONE AND DATA SYSTEMS, INC.


TO THE SECRETARY OF STATE OF THE STATE OF IOWA:

          Pursuant to section  1002 or 1006 of  the Iowa Business
Corporation Act, the undersigned corporation adopts the following amendment to the corporation's articles of incorporation.
-----------------------------------------------------------------

        Statement of Designation, Preferences, and Rights,
                                of
                        Redeemable Voting
          Series PP Preferred Shares, without par value,
                  Stated Value $100.00 Per Share
-----------------------------------------------------------------


          1.  The name  of the corporation is Telephone  and Data
Systems, Inc.

          2. A copy of the resolution of the Board of Directors establishing and designating the Redeemable Voting Series PP Preferred Shares and fixing and determining the relative rights and preferences thereof is attached hereto as Exhibit 1 and is made a part of this statement.

          3.  The  aforesaid resolution was  adopted as of  March
25, 1991.

          4.  The  aforesaid resolution was  duly adopted by  the
Board  of Directors  of  TELEPHONE AND  DATA  SYSTEMS, INC.    No
shareholder vote was required.

          IN WITNESS WHEREOF, I have hereunto subscribed my name as of this 25th day of March, 1991.


                              TELEPHONE AND DATA SYSTEMS, INC.


                              By:/s/ LeRoy T. Carlson
                                 ----------------------------
                                 LeRoy T. Carlson, Chairman

                                                        Exhibit 1


       STATEMENT OF DESIGNATION, PREFERENCES AND RIGHTS OF
           REDEEMABLE VOTING SERIES PP PREFERRED SHARES


          RESOLVED, that pursuant to the authority expressly granted to and vested in the board of directors of the Corpora-tion by the Articles of Incorporation of the Corporation, the board of directors hereby creates and authorizes the issuance of a series of the Preferred Shares of the Corporation to consist originally of Fifty-Three Thousand One Hundred and Thirty-Four (53,134) shares, and hereby fixes the designation and the rela-tive rights and preferences thereof as follows:

          (a) Designation. The designation of the series of Preferred Shares created by this resolution shall be "Redeemable Voting Series PP Preferred Shares" (hereinafter referred to as the "Series PP Preferred Shares"). The Series PP Preferred Shares shall have no par value but shall have a stated value of $100.00 per share.

          (b) Dividends. Each holder of a Series PP Preferred Share shall be entitled to receive, when, as and if declared by the board of directors of the Corporation, cumulative dividends during each fiscal quarter to the extent set forth below. Such dividends shall commence to accrue (whether or not declared), without interest, with the fiscal quarter ending December 31, 1991, at a per annum rate of four dollars ($4.00) per share and shall be paid (if and when declared) in cash on the first business day after the end of the quarter for which accrued; provided, however, that any dividends accrued with respect to the first seventeen quarters after September 30, 1991, shall be paid by issuing additional Series PP Preferred Shares at the annual rate of .04 of a share for each outstanding Series PP Preferred Share; and such dividends shall accrue thereafter at a per annum rate of six dollars ($6.00) per share. If with respect to any of the first seventeen quarters after September 30, 1991, any of the additional Series PP Preferred Shares to be paid in satisfaction of the dividend then accrued are not issued, then, for the purpose of determining the cumulative dividends to which each holder of Series PP Preferred Shares shall thereafter be entitled to receive with respect to subsequent fiscal quarters ended on or before December 31, 1995, the additional Series PP Preferred Shares not so issued shall be deemed to have been issued as of the first business day following the fiscal quarter for which accrued and to accrue dividends commencing with the quarter in which deemed to be issued.

          (c)  Redemption at Election of Corporation.

               (1) Unless the Corporation shall have received written notice of the holder's election to have the Series PP Preferred Shares redeemed in accordance with paragraph (d) hereof on or before January 31, 1996, the Series PP Preferred Shares shall thereafter be redeemable, in whole or in part from time to time, at the option of the Corporation, upon giving notice as provided in subparagraph (c)(2) hereof, by delivering, at the option of the Corporation, on any date set for redemption (the "Redemption Date"), for Each Series PP Share (i) 5.03143 (the "Redemption Ratio") fully paid and nonassessable Common Shares, par value $1.00 per share ("USCC Common Shares"), of United States Cellular Corporation, a Delaware corporation ("USCC"), or
(ii) that number of Common Shares, par value $1.00 per share, of the Corporation ("TDS Common Shares") having a Market Value equal to the Market Value of one USCC Common Share multiplied by the Redemption Ratio, or (iii) a combination of USCC Common Shares and TDS Common Shares having an aggregate Market Value equal to the Market Value of one USCC Common Share multiplied by the Redemption Ratio, or (iv) cash (paid by certified check) equal to the Market Value of one USCC Common Share multiplied by the Redemption Ratio.

               (2) Notice of an election under the redemption provision in subparagraph (c)(1) above shall be mailed (by first class, postage prepaid) to each holder of Series PP Preferred Shares to be redeemed at the address appearing on the records of the Corporation not less than thirty (30) days prior to the Redemption Date. If the Corporation elects to redeem any of the Series PP Preferred Shares in cash and, on or before the Redemption Date specified in such notice, the funds necessary for such redemption shall have been set aside by the Corporation so as to be available for payment to the holders of Series PP
Preferred Shares so called for redemption upon such holders' surrender of such Series PP Preferred Shares to the Corporation, then, notwithstanding that any certificate representing Series PP Preferred Shares so called for redemption shall not have been surrendered for cancellation, the dividends thereon shall cease to accrue from and after the Redemption Date and all rights with respect to such Series PP Preferred Shares so called for redemption, including any right to vote or otherwise participate in the determination of any proposed corporate action, shall terminate at the close of business on such Redemption Date, except only the right of the holder to receive the Redemption Price therefor, but without interest.

               (3)  Each notice of redemption shall state:

                    (A)  the Redemption Date;

                    (B) the number of Series PP Preferred Shares to be redeemed and, if less than all the shares are to be redeemed, the number of shares to be redeemed and the manner in which the number of shares to be redeemed from each holder will be determined;

                    (C)    whether the  Redemption Price  will be
paid in cash (by certified check),  by the issuance of TDS Common
Shares,   by  the  transfer  of  USCC  Common  Shares,  or  by  a
combination thereof; and

                    (D)   the  place where  certificates for  the
Series PP Preferred Shares are to be surrendered for payment of the Redemption Price.

               (4) Each holder of Series PP Preferred Shares to be redeemed shall present and surrender his certificate for such shares to the Corporation at the place designated in such notice. Within two business days after the date of such presentation or, if later, upon the Redemption Date, the Redemption Price of such shares shall be paid to or on the order of the person whose name appears on such certificate as the owner thereof and each surrendered certificate shall be cancelled. In case fewer than all the shares represented by any certificate are redeemed, a new certificate shall be issued representing the unredeemed shares. From and after the Redemption Date (unless the Corporation shall default in payment of the Redemption Price), all rights of the holders thereof as shareholders of the Corporation, except the right to receive the Redemption Price thereof, without interest, upon the surrender of certificates representing the same, shall cease and terminate, such shares shall not thereafter be transferred (except with the consent of the Corporation) on the books of the Corporation, and such shares shall not be deemed to be outstanding for any purpose whatsoever.

               (5) For purposes of this Statement, (A) the "Market Value" per share of TDS Common Shares or USCC Common Shares at any time as of which such value is to be determined shall be deemed to be the average "Closing Price" (as defined below) for TDS or USCC Common Shares, as the case may be, for the five trading days ending on the fifth business day preceding the relevant Redemption Date, Accelerated Redemption Date or effective date of a Going Private Transaction of the type referred to in subparagraph (d)(4)(C) below, (B) a "business day" means a day on which the New York Stock Exchange or other principal stock exchange or over-the-counter market on which the TDS or USCC Common Shares, as the case may be, are traded was open for at least one-half of its normal business day, and (C) the "Closing Price" on any day shall be the last sale price of such shares, regular way, as reported in a composite published report of transactions which includes transactions on the exchange or other principal markets in which such shares are traded or, if there is no such composite report as to any such day, the last reported sale price, regular way (or if there is no such reported sale on such day, the average of the closing reported bid and asked prices) on the principal United States securities trading market (whether a stock exchange, National

Association of Securities Dealers Automated Quotation System or otherwise) on which such shares are traded.

          (d)  Redemption at Election of Holder.

               (1) The Series PP Preferred Shares shall be redeemable in whole but not in part at the option of the holder thereof, on January 31, 1996, upon written notice given by such holder, at the office or agency maintained by the Corporation for that purpose.

               (2) Each Series PP Preferred Share tendered to the Corporation for redemption pursuant to subparagraph (d)(1) above shall be redeemed by the Corporation on the date specified in the notice (and permitted by this Statement) referred to in subparagraph (d)(1) above (which shall be the "Redemption Date" of such shares), by delivering, at the option of the Corporation,
(i) that number of fully paid and nonassessable USCC Common Shares determined by multiplying one (1) by the Redemption Ratio, or (ii) that number of TDS Common Shares having a Market Value equal to the Market Value of one USCC Common Share multiplied by the Redemption Ratio, or (iii) a combination of USCC Common Shares and TDS Common Shares having an aggregate Market Value equal to the Market Value of one USCC Common Share multiplied by the Redemption Ratio.

               (3) Upon presentation and surrender of the certificate representing the Series PP Preferred Shares to be redeemed, the holder thereof shall be entitled to receive in exchange therefor a certificate or certificates representing the fully paid and nonassessable TDS Common Shares, USCC Common Shares, or a combination thereof, determined in the manner set forth in subparagraph (d)(2) above. In addition, if any additional Series PP Preferred Shares that were to be issued in payment of dividends accrued with respect to the first seventeen quarters after September 30, 1991, were not issued prior to the Redemption Date, then such holder shall also receive, in satisfaction of such dividends, the additional TDS Common Shares, USCC Common Shares, or a combination thereof, determined in the manner set forth in subparagraph (d)(2) above, which such holder would have received if such additional shares had been issued and had been tendered for redemption.

               (4) The amount and kind of securities or property to be delivered pursuant to subparagraph (c)(1) or (d)(2) above shall be subject to adjustment from time to time as follows:

                    (A)  In case USCC shall  (i) take a record of
the holders of USCC Common Shares for the purpose of entitling them to receive a dividend payable in USCC Common Shares, (ii) subdivide the outstanding USCC Common Shares, or (iii) combine the outstanding USCC Common Shares into a smaller number of shares, the Redemption Ratio shall be adjusted (or further adjusted in the case of successive such events) so that each holder of Series PP Preferred Shares shall thereafter be entitled upon the redemption of each share thereof held by him to receive for each such share the number of USCC Common Shares which he would have owned or been entitled to receive after the happening of that one of the events described above which shall have happened had such Series PP Preferred Share been redeemed immediately prior to the happening of such event in exchange for USCC Common Shares, such entitlement to become effective immediately after the opening of business on the day next following (x) the record date for such dividend, or (y) the day upon which such subdivision or combination shall become effective.

                    (B) In case USCC shall take a record of the holders of USCC Common Shares for the purpose of entitling them to receive an Extraordinary Dividend (as hereinafter defined), the holder of each Series PP Preferred Share shall be entitled in each such case to an additional cash payment upon the redemption of such share in an amount equal to the amount of cash and the fair market value as of such record date of any property other than cash that such holder would have been entitled to receive as a result of such Extraordinary Dividend had such Series PP Preferred Share been redeemed immediately prior to such record date in exchange for USCC Common Shares. As used herein the term "Extraordinary Dividend" means any dividend upon USCC Common Shares payable in cash and/or in property other than cash if and to the extent that on the record date thereof the amount of such cash and the fair market value of such property per USCC Common Share (when added to all other dividends (other than any dividend referred to in subparagraph (d)(4)(A) above) previously paid on USCC Common Shares during the same Payment Period (as hereinafter defined)) exceeds ten percent of the average Closing Price for USCC Common Shares for the five trading days ending on such record date; provided, however, that the term "Extraordinary Dividend" shall not include any dividend referred to in subparagraph (d)(4)(A) above. As used herein the term "Payment Period" means each consecutive 12-month period commencing on October 1, 1991, and each anniversary thereof.

                    (C) In case USCC shall effect a Going Private Transaction (as hereinafter defined) in which the consideration to be received by the holders of USCC Common Shares consists of equity securities of TDS, then, notwithstanding any provision of this Statement to the contrary, upon the subsequent redemption of the Series PP Preferred Shares, each Series PP Preferred Share tendered to the Corporation for redemption pursuant to subparagraph (c)(1) or (d)(1) above shall be redeemed by the Corporation on the Redemption Date specified in the redemption notice (and otherwise permitted by this Statement) by delivering that number of TDS Common Shares having a Market Value as of the effective date of such Going Private Transaction equal to the Market Value on such date of that number of USCC Common Shares for which such Series PP Preferred Share might have been redeemed immediately prior to such Going Private Transaction, plus that number of USCC Common Shares which the holder of such Series PP Preferred Share would have been entitled to receive if all of the additional Series PP Preferred Shares to be issued in payments of accrued dividends for the first seventeen quarters after September 30, 1991, pursuant to the proviso in paragraph
(b) above, had been issued and immediately redeemed for USCC Common Shares on the last business day immediately preceding the effective date of such Going Private Transaction. The TDS Common Shares to be delivered pursuant to this paragraph (d)(4)(C) shall be subject to adjustment from time to time after the effective date of a Going Private Transaction of the type referred to in this subparagraph pursuant to subparagraphs (d)(4)(A) and (B) as if such subparagraphs referred to TDS and TDS Common Shares rather than USCC and USCC Common Shares, respectively.

                    (D) No adjustment in the number of TDS or USCC Common Shares, as the case may be, to which any holder is entitled pursuant to the application of subparagraph (d)(4)(A) above shall be required unless such adjustment would require an increase or decrease of at least 1/10th of a TDS or USCC Common Share, as the case may be; provided, however, that any adjustments which by reason of this clause (D) are not required to be made shall be carried forward and taken into account in any subsequent adjustment.

               (5)  Each holder who  has given notice pursuant to
subparagraph   (d)(1)   above  shall   deliver   the  certificate
representing all of his Series PP Preferred Shares to the Corporation with the notice of the redemption.

          (e) Redemption in the Event of Organic Change. In case USCC shall propose to effect any reorganization or reclassification of USCC Common Shares, consolidate or merge with another corporation, or sell to another corporation all or substantially all of its assets in such a way that holders of its outstanding USCC Common Shares shall be entitled to receive (either directly or upon subsequent liquidation) stock, securities, cash or other property with respect to or in exchange for such USCC Common Shares (collectively, any "Organic Change"), and immediately after such Organic Change TDS or USCC would no longer be under common control within the meaning of Rule 405 promulgated by the Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (a "Disaffiliation
Transaction"), or USCC or TDS shall propose to effect any transaction or series of transactions of the type described in paragraph (a)(3)(i) of Rule 13e-3 promulgated by the SEC under the Securities Exchange Act of 1934, as amended, in which USCC is the "issuer", which has one of the effects described in paragraph
(a)(3)(ii) of such Rule (a "Going Private Transaction"), and in which the consideration to be received by the holders of USCC Common Shares is something other than equity securities of TDS, then TDS shall deliver a notice of redemption (as described in subparagraph (c)(3) above) to each holder of Series PP Preferred Shares at least ten business days prior to the earliest date (the

"Effective Date") on which holders of USCC Common Shares shall become entitled to receive stock, securities, cash or other property in connection with such Disaffiliation Transaction or such Going Private Transaction. Such notice of redemption shall specify the Effective Date and each Series PP Preferred Share shall be redeemed on a date (the "Accelerated Redemption Date") which is not later than the last business day preceding such Effective Date by the delivery by the Corporation of that number of USCC Common Shares for which such Series PP Preferred Share might have been redeemed immediately prior to such Disaffiliation Transaction or such Going Private Transaction, plus that number of USCC Common Shares which the holder of such Series PP Preferred Share would have been entitled to receive if all of the additional Series PP Preferred Shares to be issued in payment of accrued dividends for the first seventeen fiscal quarters after September 30, 1991, pursuant to the proviso in paragraph (b) above, had been issued and immediately redeemed for USCC Common Shares on the Accelerated Redemption Date.

          (f)  No  Fractional Shares.   No fractional  TDS Common
Shares or USCC Common Shares shall be issued upon the redemption of Series PP Preferred Shares, nor shall cash adjustments be made for fractional shares upon such redemption.

          (g) Terminology. For purposes of this Statement, the term "TDS Common Shares" and the term "USCC Common Shares" shall mean (A) the class of stock designated as the Common Shares of the Corporation and the Common Shares of USCC, respectively, on the date this Statement is filed with the Iowa Secretary of State, or (B) any other class of stock resulting from successive changes or reclassifications of such class consisting solely of a change in par value, or a change from no par value to par value.

          (h)  Voting Rights.

               (1) With respect to all matters, each holder of Series PP Preferred Shares shall be entitled to one vote for each share of such stock standing in the name of the holder on the books of the Corporation.

               (2) With respect to the election of directors, the holders of Series PP Preferred Shares shall have class voting rights (voting together with the holders of (i) other Preferred Shares that are entitled to vote thereon and that were issued after October 31, 1981, and (ii) Series A Common Shares) to the extent provided in Article IV of the Articles of Incorporation of the Corporation.

          (i)  Preference  Value  in  Liquidation.    The  amount
payable upon each Series PP Preferred Share in the event of either voluntary or involuntary liquidation shall be $100.00.

                 TELEPHONE AND DATA SYSTEMS, INC.

                ----------------------------------

         Statement of Designation, Preferences and Rights
                                of
           $8.00 Cumulative Convertible and Redeemable
                Voting Series Q, Preferred Shares,
          without par value, Stated Value $100 Per Share

                ----------------------------------


          1.   The name of the  corporation is TELEPHONE AND DATA
SYSTEMS, INC.

          2. A copy of the resolution of the Board of Directors establishing and designating the $8.00 Cumulative Convertible and Redeemable Voting Series Q Preferred Shares, as amended, and fixing and determining the relative rights and preferences thereof is attached hereto as Exhibit A and is made a part of this statement.

          3.   The aforesaid resolution was adopted as of January
10, 1985.

          4. The aforesaid resolution was duly adopted by the Board of Directors of TELEPHONE AND DATA SYSTEMS, INC.

          IN WITNESS WHEREOF, we have hereunto subscribed our names and affixed the seal of said corporation this 10th day of January, 1985.

                              TELEPHONE AND DATA SYSTEMS, INC.



                              By  /s/ LeRoy T. Carlson
                                   ----------------------------
                                 LeRoy T. Carlson, Chairman



                                  /s/ Michael G. Hron
                                   ----------------------------
                                 Michael G. Hron, Secretary

         STATEMENT OF DESIGNATION, PREFERENCES AND RIGHTS
                                OF
           $8.00 CUMULATIVE CONVERTIBLE AND REDEEMABLE
                VOTING SERIES Q PREFERRED SHARES,
        WITHOUT PAR VALUE, STATED VALUE $100.00 PER SHARE
       ---------------------------------------------------


          RESOLVED, that pursuant to the authority expressly granted to and vested in the board of directors of the Corporation by the Articles of Incorporation, the board of directors hereby creates and authorizes the issuance of a series of the Preferred Shares of the Corporation to consist originally of fifteen thousand (15,000) shares, and hereby fixes the designation, relative rights and preferences thereof as follows:

          (a) Designation - The designation of the series of Preferred Shares created by this resolution shall be "$8.00 Cumulative Convertible and Redeemable Voting Series Q Preferred Shares" (hereinafter referred to as the "Series Q Preferred Shares"). The Series Q Preferred Shares shall have no par value but shall have a stated value of $100.00 per share.

          (b) Dividends - The holders of Series Q Preferred Shares shall be entitled to receive, when and as declared by the board of directors of the Corporation, out of any assets of the Corporation available for dividends pursuant to the laws of the State of Iowa, preferential dividends at the rate of eight dollars ($8.00) per annum per share and no more. The dividends, when payable, shall be paid quarterly on the first days of January, April, July and October in each year (prorated if the period such stock is outstanding prior to the first quarterly dividend date is less than a calendar quarter), before any dividends shall be declared or paid upon or set apart for the Common Shares or Series A Common Shares of the Corporation for that quarter. Such dividends upon the Series Q Preferred Shares shall be cumulative from the date of issue thereof so that if dividends for any past dividend period at the rate of eight dollars ($8.00) per annum per share shall not have been paid thereon or declared and a sum sufficient for payment thereof set apart, the deficiency shall be fully paid or set apart but without interest, before any dividend shall be paid upon or set apart for the Common Shares or Series A Common Shares; provided, however, that no dividends shall be declared on the shares of any series of preferred stock for any dividend period unless the full dividend for all prior dividend periods shall have been declared or shall be declared at the same time upon all preferred stock outstanding during such prior dividend periods, and further provided that no dividends shall be declared on the shares of any series of preferred stock unless a dividend for the same period shall be declared at the same time upon all preferred stock outstanding during said period in like proportion to the dividend rate upon such shares. Whenever the full dividend upon all series of the preferred stock for all past dividend periods shall have been paid and the full dividend thereon for the then current dividend period shall have been paid or declared and a sum sufficient for the payment thereof set apart, dividends upon the Common Shares or Series A Common Shares may be declared by the board of directors out of the remainder of the assets available therefor.

          (c)  Redemption -

               (1) Unless the Series Q Preferred Shares have been converted, or written notice of intent to convert, pursuant to paragraph (f) hereof, has been received by the Corporation on or before January 18, 1990, the Corporation may, at its option at any time thereafter, redeem all of the then outstanding Series Q Preferred Shares for $100.00 per share.

               (2) Commencing January 18, 1986 and on each subsequent January 18 through 1991 (the "Redemption Date") the Corporation shall redeem, at the option of each holder
     of  Series   Q  Preferred   Shares  and  upon   delivery  of
     certificates representing such shares to the Corporation, pro rata from each holder of Series Q Preferred Shares, for $100.00 per share, up to the aggregate amounts set forth below:

               January 18, 1986          2,500 shares
               January 18, 1987          2,500 shares
               January 18, 1988          2,500 shares
               January 18, 1989          2,500 shares
               January 18, 1990          2,500 shares
               January 18, 1991          2,500 shares
                                        -------------

                              Total     15,000 shares

     Notwithstanding the previous sentence, the number of Series Q Preferred Shares which the Corporation may be called upon to redeem on each Redemption Date shall be reduced on a share-for-share basis by the number of Series Q Preferred Shares that have been converted, or for which the
     Corporation has received written notice of intent to convert, pursuant to the terms of paragraph (f) hereof, on or before December 31 of each year. In any year in which the number of Series Q Preferred Shares converted exceeds the number which would otherwise be redeemable on the next succeeding Redemption Date, such excess shall be carried forward, aggregated with subsequent conversions and deducted from the number of shares redeemable on succeeding Redemption Dates.

               (3) Notice of an election under the redemption provision in subparagraph (1) above shall be delivered to each holder of Series Q Preferred Shares to be redeemed at the address appearing on the records of the Corporation. If on or before the redemption date specified in such notice, the funds necessary for such redemption shall have been set aside by the Corporation so as to be available for payment on demand to the holder of Series Q Preferred Shares so called for redemption, then, notwithstanding that any certificate representing Series Q Preferred Shares so called for redemption shall not have been surrendered for cancellation, the dividends thereon shall cease to accrue from and after the date of such redemption so specified, and all rights with respect to such Series Q Preferred Shares so called for redemption, including any right to vote or otherwise participate in the determination of any proposed corporate action, shall forthwith after such redemption date cease and terminate, except only the right of the holder to receive the redemption price therefor, but without interest. Series Q Preferred Shares redeemed pursuant to the provisions hereof or any such shares purchased or otherwise acquired shall not be reissued but shall be cancelled and proceedings shall be taken in the manner prescribed by statute to reduce the number of outstanding Series Q Preferred Shares accordingly.

          (d)  Voting Rights -

               (1)  For  all purposes,  the  holders of  Series Q
     Preferred Shares shall be entitled to one vote for each share of such stock standing in the name of the holder on the books of the Corporation.

               (2) Subject to the rights, if any, of the holders of one or more series of Preferred Shares, voting as a class, to elect one or more directors, in the election of directors, the holders of Series Q Preferred Shares shall vote together as one class with the Series A Common Shares and shall be entitled to elect 75% of the total number of directors of the Corporation (rounded down to the nearest whole number). The total number of directors of the
     Corporation  shall  be  determined  without  regard  to  any director(s) whom the holders of one or more series of Preferred Shares, voting as a class, have elected or have the right to elect. In the event the number of issued and outstanding Series A Common Shares at any time falls below 500,000, then with respect to the election of directors at the next annual meeting thereafter the holders of Common Shares, Series A Common Shares and Preferred Shares shall be entitled to elect all of the directors of the Corporation.

          (e) Pre-emptive Rights - No holder of any Series Q Preferred Shares shall have any pre-emptive right to subscribe for or acquire additional shares of the Corporation of the same or any other class or series, whether such shares be hereby or hereafter authorized; and no holder of Series Q Preferred Shares shall have any pre-emptive right to acquire any shares which may be held in the treasury of the Corporation; all such additional or treasury shares may be sold for such consideration at such time and to such person or persons as the board of directors may from time to time determine.

          (f)  Conversion -

               (1) The Series Q Preferred Shares shall be convertible into the Corporation's Common Shares as hereinafter provided, and when and as so converted, such Series Q Preferred Shares shall be cancelled and retired and shall not be reissued as such. Commencing upon issuance and continuing until the close of business on December 31, 1990, the Series Q Preferred Shares shall be converted, upon written notice to the Corporation, into Common Shares of the Corporation at the rate of nine (9) Common Shares for each Series Q Preferred Share. The holders of Series Q Preferred Shares shall be entitled to receive in exchange therefor certificates for fully paid and non-assessable Common Shares of the Corporation at the rate aforesaid within fifteen (15) days following the later of (i) receipt of written notice of intent to convert, and (ii) presentation and surrender to the Corporation at its offices of the certificates representing Series Q Preferred Shares to be converted, all under suitable regulations to be prescribed by the board of directors of the Corporation.

               (2) The number of Common Shares into which each Series Q Preferred Share is convertible shall be subject to adjustment from time to time as set forth in subclauses (A) and (B) of this subparagraph (2):

               (A)  In case  the  Corporation  shall  (i)  pay  a
          dividend  on  its  Common   Shares  in  shares  of  the
          Corporation, (ii) subdivide its outstanding Common Shares, (iii) combine the outstanding Common Shares into a smaller number of shares or (iv) issue by reclassification of its Common Shares (whether pursuant to a merger or consolidation or otherwise) any shares of the Corporation, then the holder of each Series Q Preferred Share shall be entitled to receive upon the conversion of such share, the number of shares of the Corporation which the holder would have owned or would have been entitled to receive after the happening of any of the events described above had such share been converted immediately prior to the happening of such event. An adjustment made pursuant to this provision shall become effective retroactively with respect to conversions made subsequent to the record date in the case of a dividend, and shall become effective on the effective date in the case of a subdivision, combination or reclassification.

               (B)  No adjustment in the conversion rate shall be
          required  unless  such  adjustment  would   require  an
          increase or decrease in such rate of at least one-tenth

(1/10) of a Common Share; provided, however, that any adjustments which by reason of this clause (B) are not required to be made shall be carried forward and taken into account in any subsequent adjustment.

               (3) The Corporation shall at all times reserve and keep available out of its authorized Common Shares, solely for the purpose of issuance upon conversion of Series Q Preferred Shares as herein provided, such number of Common Shares as shall then be issuable upon the conversion of all outstanding Series Q Preferred Shares.

               (4)  Fractional Common Shares  shall not be issued
     upon conversion of Series Q Preferred Shares, nor shall cash
     adjustments  be   made  for  fractional   shares  upon  such
     conversion.

               (5) For purposes of this paragraph (f), the term "Common Shares" shall mean (A) the class of stock designated as the Common Shares of the Corporation at the date of these Amended Articles of Incorporation, or (B) any other class of stock resulting from successive changes or reclassifications of such class consisting solely of a change in par value, or a change from no par value to par value.

          (g)  Liquidation  Rights   -  In   the  event  of   any
liquidation, dissolution, or winding up of the affairs of the Corporation, whether voluntary or involuntary, the holders of the Series Q Preferred Shares shall be entitled, before any assets of the Corporation shall be distributed among or paid over to the holders of Common Shares or Series A Common Shares, to receive out of the assets of the Corporation $100.00 per Series Q Preferred Share. If upon any such dissolution, liquidation or winding up, the assets of the Corporation available for payment to shareholders are not sufficient to make payment in full to the holders of the Series Q Preferred Shares, payment shall be made to such holders ratably in accordance with the number of shares held by them, and in case there shall then be more than one series of preferred stock outstanding at that time, ratably in accordance with the respective distributive amount to which such holders shall be entitled.

                      ARTICLES OF AMENDMENT
                                OF
                 TELEPHONE AND DATA SYSTEMS, INC.


TO THE SECRETARY OF STATE OF THE STATE OF IOWA:

          Pursuant to section  1002 or 1006 of  the Iowa Business
Corporation Act, the undersigned corporation adopts the following amendment to the corporation's articles of incorporation.
-----------------------------------------------------------------

        Statement of Designation, Preferences, and Rights,
                                of
                        Redeemable Voting
          Series QQ Preferred Shares, without par value,
                  Stated Value $100.00 Per Share
-----------------------------------------------------------------


          1.  The name  of the corporation is Telephone  and Data
Systems, Inc.

          2. A copy of the resolution of the Board of Directors establishing and designating the Redeemable Voting Series QQ Preferred Shares and fixing and determining the relative rights and preferences thereof is attached hereto as Exhibit A and is made a part of this statement.

          3. The aforesaid resolution was adopted as of July 18, 1991.

          4.  The  aforesaid resolution was  duly adopted by  the
Board  of Directors  of  TELEPHONE AND  DATA  SYSTEMS, INC.    No
shareholder vote was required.

          IN WITNESS WHEREOF, I have hereunto subscribed my name as of this 4th day of October, 1991.


                              TELEPHONE AND DATA SYSTEMS, INC.


                              By:/s/ LeRoy T. Carlson
                                   ----------------------------
                                 LeRoy T. Carlson, Chairman

                                                        EXHIBIT A


       STATEMENT OF DESIGNATION, PREFERENCES AND RIGHTS OF
           REDEEMABLE VOTING SERIES QQ PREFERRED SHARES


          RESOLVED, that pursuant to the authority expressly granted to and vested in the board of directors of the Corpora-tion by the Articles of Incorporation of the Corporation, the board of directors hereby creates and authorizes the issuance of a series of the Preferred Shares of the Corporation to consist originally of Ninety-Five Thousand Six Hundred and Thirty-Four (95,634) shares, and hereby fixes the designation and the rela-tive rights and preferences thereof as follows:

          (a) Designation. The designation of the series of Preferred Shares created by this resolution shall be "Redeemable Voting Series QQ Preferred Shares" (hereinafter referred to as the "Series QQ Preferred Shares"). The Series QQ Preferred Shares shall have no par value but shall have a stated value of $100.00 per share.

          (b) Dividends. Each holder of a Series QQ Preferred Share shall be entitled to receive, when, as and if declared by the board of directors of the Corporation, cumulative dividends during each fiscal quarter to the extent set forth below. Such dividends shall commence to accrue (whether or not declared), without interest, with the fiscal quarter ending December 31, 1991, at a per annum rate of four dollars ($4.00) per share and shall be paid (if and when declared) in cash on the first business day after the end of the quarter for which accrued; provided, however, that any dividends accrued with respect to the first thirteen quarters after September 30, 1991, shall be paid by issuing additional Series QQ Preferred Shares at the annual rate of .04 of a share for each outstanding Series QQ Preferred Share; and such dividends shall accrue thereafter at a per annum rate of six dollars ($6.00) per share. If with respect to any of the first thirteen quarters after September 30, 1991, any of the additional Series QQ Preferred Shares to be paid in satisfaction of the dividend then accrued are not issued, then, for the purpose of determining the cumulative dividends to which each holder of Series QQ Preferred Shares shall thereafter be entitled to receive with respect to subsequent fiscal quarters ended on or before December 31, 1994, the additional Series QQ Preferred Shares not so issued shall be deemed to have been issued as of the first business day following the fiscal quarter for which accrued and to accrue dividends commencing with the quarter in which deemed to be issued.

          (c)  Redemption at Election of Corporation.

               (1) Unless the holder shall have elected to have the Series QQ Preferred Shares redeemed in accordance with paragraph (d)(1) hereof, the Series QQ Preferred Shares shall thereafter be redeemable in whole but not in part by the

Corporation,  upon  giving  notice  as  provided  in subparagraph
(c)(2) hereof, by delivering, at the option of the Corporation, on any date set for redemption (the "Redemption Date"), for each Series QQ Share (i) 4.35003 (the "Redemption Ratio") fully paid and nonassessable Common Shares, par value $1.00 per share ("USCC Common Shares"), of United States Cellular Corporation, a Delaware corporation ("USCC"), or (ii) that number of Common Shares, par value $1.00 per share, of the Corporation ("TDS Common Shares") having a Market Value equal to the Market Value of one USCC Common Share multiplied by the Redemption Ratio, or
(iii) a combination of USCC Common Shares and TDS Common Shares having an aggregate Market Value equal to the Market Value of one USCC Common Share multiplied by the Redemption Ratio, or (iv) cash (paid by certified check) equal to the Market Value of one USCC Common Share multiplied by the Redemption Ratio.

               (2) Notice of an election under the redemption provision in subparagraph (c)(1) above shall be mailed (by first class, postage prepaid) to each holder of Series QQ Preferred Shares to be redeemed at the address appearing on the records of the Corporation not less than thirty (30) days prior to the Redemption Date. If the Corporation elects to redeem any of the Series QQ Preferred Shares in cash and, on or before the Redemption Date specified in such notice, the funds necessary for such redemption shall have been set aside by the Corporation so as to be available for payment to the holders of Series QQ Preferred Shares so called for redemption upon such holders' surrender of such Series QQ Preferred Shares to the Corporation, then, notwithstanding that any certificate representing Series QQ Preferred Shares so called for redemption shall not have been surrendered for cancellation, all rights with respect to such Series QQ Preferred Shares so called for redemption, including any right to vote or otherwise participate in the determination of any proposed corporate action, shall terminate at the close of business on such Redemption Date, except only the right of the holder to receive the Redemption Price therefor, but without interest.

               (3)  Each notice of redemption shall state:

                    (A)  the Redemption Date;

                    (B) the number of Series QQ Preferred Shares to be redeemed;

                    (C)    whether the  Redemption Price  will be
paid in  cash (by certified check), by the issuance of TDS Common
Shares,   by  the  transfer  of  USCC  Common  Shares,  or  by  a
combination thereof; and

                    (D)   the  place where  certificates for  the
Series QQ Preferred Shares are to be surrendered for payment of the Redemption Price.

               (4) Each holder of Series QQ Preferred Shares to be redeemed shall present and surrender his certificate for such shares to the Corporation at the place designated in such notice. Within two business days after the date of such presentation or, if later, upon the Redemption Date, the Redemption Price of such shares shall be paid to or on the order of the person whose name appears on such certificate as the owner thereof and each surrendered certificate shall be cancelled. From and after the Redemption Date (unless the Corporation shall default in payment of the Redemption Price), all rights of the holders thereof as shareholders of the Corporation, except the right to receive the Redemption Price thereof, without interest, upon the surrender of certificates representing the same, shall cease and terminate, such shares shall not thereafter be transferred (except with the consent of the Corporation) on the books of the Corporation, and such shares shall not be deemed to be outstanding for any purpose whatsoever.

               (5) For purposes of this Statement, (A) the "Market Value" per share of TDS Common Shares or USCC Common Shares at any time as of which such value is to be determined shall be deemed to be the average "Closing Price" (as defined below) for TDS or USCC Common Shares, as the case may be, for the five trading days ending on the fifth business day preceding the relevant Redemption Date, Accelerated Redemption Date or effective date of a Going Private Transaction of the type referred to in subparagraph (d)(4)(C) below, (B) a "business day" means a day on which the New York Stock Exchange or other principal stock exchange or over-the-counter market on which the TDS or USCC Common Shares, as the case may be, are traded was open for at least one-half of its normal business day, and (C) the "Closing Price" on any day shall be the last sale price of such shares, regular way, as reported in a composite published report of transactions which includes transactions on the exchange or other principal markets in which such shares are traded or, if there is no such composite report as to any such day, the last reported sale price, regular way (or if there is no such reported sale on such day, the average of the closing reported bid and asked prices) on the principal United States securities trading market (whether a stock exchange, National Association of Securities Dealers Automated Quotation System or otherwise) on which such shares are traded.

          (d)  Redemption at Election of Holder.

               (1) The Series QQ Preferred Shares outstanding on January 1, 1995, shall be redeemable in whole or in part at the option of the holder thereof on January 31, 1995, upon written notice given by such holder at the office or agency maintained by the Corporation for that purpose.

               (2) Each Series QQ Preferred Share tendered to the Corporation for redemption pursuant to subparagraph (d)(1) above shall be redeemed by the Corporation on the date specified in the notice (and permitted by this Statement) referred to in subparagraph (d)(1) above (which shall be the "Redemption Date" of such shares), by delivering, at the option of the Corporation,
(i) that number of fully paid and nonassessable USCC Common Shares determined by multiplying one (1) by the Redemption Ratio, or (ii) that number of TDS Common Shares having a Market Value equal to the Market Value of one USCC Common Share multiplied by the Redemption Ratio, or (iii) a combination of USCC Common Shares and TDS Common Shares having an aggregate Market Value equal to the Market Value of one USCC Common Share multiplied by the Redemption Ratio.

               (3) Upon presentation and surrender of the certificate representing the Series QQ Preferred Shares to be redeemed, the holder thereof shall be entitled to receive in exchange therefor a certificate or certificates representing the fully paid and nonassessable TDS Common Shares, USCC Common Shares, or a combination thereof, determined in the manner set forth in subparagraph (d)(2) above. In addition, if any additional Series QQ Preferred Shares that were to be issued in payment of dividends accrued with respect to the first thirteen quarters after September 30, 1991, were not issued prior to the Redemption Date, then such holder shall also receive, in satisfaction of such dividends, the additional TDS Common Shares, USCC Common Shares, or a combination thereof, determined in the manner set forth in subparagraph (d)(2) above, which such holder would have received if such additional shares had been issued and had been tendered for redemption.

               (4) The amount and kind of securities or property to be delivered pursuant to subparagraph (c)(1) or (d)(2) above shall be subject to adjustment from time to time as follows:

                    (A)  In case USCC shall  (i) take a record of
the holders of USCC Common Shares for the purpose of entitling them to receive a dividend payable in USCC Common Shares, (ii) subdivide the outstanding USCC Common Shares, or (iii) combine the outstanding USCC Common Shares into a smaller number of shares, the Redemption Ratio shall be adjusted (or further adjusted in the case of successive such events) so that each holder of Series QQ Preferred Shares shall thereafter be entitled upon the redemption of each share thereof held by him to receive for each such share the number of USCC Common Shares which he would have owned or been entitled to receive after the happening of that one of the events described above which shall have happened had such Series QQ Preferred Share been redeemed immediately prior to the happening of such event in exchange for USCC Common Shares, such entitlement to become effective immediately after the opening of business on the day next following (x) the record date for such dividend, or (y) the day upon which such subdivision or combination shall become effective.

                    (B) In case USCC shall take a record of the holders of USCC Common Shares for the purpose of entitling them to receive an Extraordinary Dividend (as hereinafter defined), the holder of each Series QQ Preferred Share shall be entitled in each such case to an additional cash payment upon the redemption of such share in an amount equal to the amount of cash and the fair market value as of such record date of any property other than cash that such holder would have been entitled to receive as a result of such Extraordinary Dividend had such Series QQ Preferred Share been redeemed immediately prior to such record date in exchange for USCC Common Shares. As used herein the term "Extraordinary Dividend" means any dividend upon USCC Common Shares payable in cash and/or in property other than cash if and to the extent that on the record date thereof the amount of such cash and the fair market value of such property per USCC Common Share (when added to all other dividends (other than any dividend referred to in subparagraph (d)(4)(A) above) previously paid on USCC Common Shares during the same Payment Period (as hereinafter defined)) exceeds ten percent of the average Closing Price for USCC Common Shares for the five trading days ending on such record date; provided, however, that the term "Extraordinary Dividend" shall not include any dividend referred to in subparagraph (d)(4)(A) above. As used herein the term "Payment Period" means each consecutive 12-month period commencing on October 1, 1991, and each anniversary thereof.

                    (C) In case USCC shall effect a Going Private Transaction (as hereinafter defined) in which the consideration to be received by the holders of USCC Common Shares consists of equity securities of TDS, then, notwithstanding any provision of this Statement to the contrary, upon the subsequent redemption of the Series QQ Preferred Shares, each Series QQ Preferred Share tendered to the Corporation for redemption pursuant to subparagraph (c)(2) or (d)(1) above shall be redeemed by the Corporation on the Redemption Date specified in the redemption notice (and otherwise permitted by this Statement) by delivering that number of TDS Common Shares having a Market Value as of the effective date of such Going Private Transaction equal to the Market Value on such date of that number of USCC Common Shares for which such Series QQ Preferred Share might have been redeemed immediately prior to such Going Private Transaction, plus that number of USCC Common Shares which the holder of such Series QQ Preferred Share would have been entitled to receive if all of the additional Series QQ Preferred Shares to be issued in payments of accrued dividends for the first thirteen quarters after September 30, 1991, pursuant to the proviso in paragraph
(b) above, had been issued and immediately redeemed for USCC Common Shares on the last business day immediately preceding the effective date of such Going Private Transaction. The TDS Common Shares to be delivered pursuant to this paragraph (d)(4)(C) shall be subject to adjustment from time to time after the effective date of a Going Private Transaction of the type referred to in this subparagraph pursuant to subparagraphs (d)(4)(A) and (B) as if such subparagraphs referred to TDS and TDS Common Shares rather than USCC and USCC Common Shares, respectively.

                    (D) No adjustment in the number of TDS or USCC Common Shares, as the case may be, to which any holder is entitled pursuant to the application of subparagraph (d)(4)(A) above shall be required unless such adjustment would require an increase or decrease of at least 1/10th of a TDS or USCC Common Share, as the case may be; provided, however, that any adjustments which by reason of this clause (D) are not required to be made shall be carried forward and taken into account in any subsequent adjustment.

               (5)  Each holder who has given  notice pursuant to
subparagraph (d)(1) above shall deliver the certificate representing the Series QQ Preferred Shares to be redeemed to the Corporation with the notice of the redemption. In case fewer than all the shares represented by any certificate are redeemed, a new certificate shall be issued representing the unredeemed shares.

          (e) Redemption in the Event of Organic Change. In case USCC shall propose to effect any reorganization or reclassification of USCC Common Shares, consolidate or merge with another corporation, or sell to another corporation all or substantially all of its assets in such a way that holders of its outstanding USCC Common Shares shall be entitled to receive (either directly or upon subsequent liquidation) stock, securities, cash or other property with respect to or in exchange for such USCC Common Shares (collectively, any "Organic Change"), and immediately after such Organic Change TDS or USCC would no longer be under common control within the meaning of Rule 405 promulgated by the Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (a "Disaffiliation
Transaction"), or USCC or TDS shall propose to effect any transaction or series of transactions of the type described in paragraph (a)(3)(i) of Rule 13e-3 promulgated by the SEC under the Securities Exchange Act of 1934, as amended, in which USCC is the "issuer", which has one of the effects described in paragraph
(a)(3)(ii) of such Rule (a "Going Private Transaction"), and in which the consideration to be received by the holders of USCC Common Shares is something other than equity securities of TDS, then TDS shall deliver a notice of redemption (as described in subparagraph (c)(3) above) to each holder of Series QQ Preferred Shares at least ten business days prior to the earliest date (the "Effective Date") on which holders of USCC Common Shares shall become entitled to receive stock, securities, cash or other property in connection with such Disaffiliation Transaction or such Going Private Transaction. Such notice of redemption shall specify the Effective Date and each Series QQ Preferred Share shall be redeemed on a date (the "Accelerated Redemption Date") which is not later than the last business day preceding such Effective Date by the delivery by the Corporation of that number of USCC Common Shares for which such Series QQ Preferred Share might have been redeemed immediately prior to such Disaffiliation Transaction or such Going Private Transaction, plus that number of USCC Common Shares which the holder of such Series QQ Preferred Share would have been entitled to receive if all of the additional Series QQ Preferred Shares to be issued in payment of accrued dividends for the first thirteen fiscal quarters after September 30, 1991, pursuant to the proviso in paragraph (b) above, had been issued and immediately redeemed for USCC Common Shares on the Accelerated Redemption Date.

          (f)  No Fractional Shares.   No  fractional TDS  Common
Shares or USCC Common Shares shall be issued upon the redemption of Series QQ Preferred Shares, nor shall cash adjustments be made for fractional shares upon such redemption.

          (g) Terminology. For purposes of this Statement, the term "TDS Common Shares" and the term "USCC Common Shares" shall mean (A) the class of stock designated as the Common Shares of the Corporation and the Common Shares of USCC, respectively, on the date this Statement is filed with the Iowa Secretary of State, or (B) any other class of stock resulting from successive changes or reclassifications of such class consisting solely of a change in par value, or a change from no par value to par value.

          (h)  Voting Rights.

               (1) With respect to all matters, each holder of Series QQ Preferred Shares shall be entitled to one vote for each share of such stock standing in the name of the holder on the books of the Corporation.

               (2) With respect to the election of directors, the holders of Series QQ Preferred Shares shall have class voting rights (voting together with the holders of (i) other Preferred Shares that are entitled to vote thereon and that were issued after October 31, 1981, and (ii) Series A Common Shares) to the extent provided in Article IV of the Articles of Incorporation of the Corporation.

          (i)  Preference  Value  in  Liquidation.    The  amount
payable upon each Series QQ Preferred Share in the event of either voluntary or involuntary liquidation shall be $100.00.

                 TELEPHONE AND DATA SYSTEMS, INC.

                ----------------------------------

         Statement of Designation, Preferences and Rights
                                of
           $7.00 Cumulative Convertible and Redeemable
                Voting Series R, Preferred Shares,
          without par value, Stated Value $100 Per Share

                ----------------------------------


          1.   The name of the  corporation is TELEPHONE AND DATA
SYSTEMS, INC.

          2. A copy of the resolution of the Board of Directors establishing and designating the $7.00 Cumulative Convertible and Redeemable Voting Series R Preferred Shares and fixing and determining the relative rights and preferences thereof is attached hereto as Exhibit A and is made a part of this statement.

          3.   The  aforesaid resolution was adopted on September
4, 1985.

          4. The aforesaid resolution was duly adopted by the Board of Directors of TELEPHONE AND DATA SYSTEMS, INC.

          IN WITNESS WHEREOF, we have hereunto subscribed our names and affixed the seal of said corporation this 4th day of September, 1985.

                              TELEPHONE AND DATA SYSTEMS, INC.



                              By  /s/ LeRoy T. Carlson
                                   ----------------------------
                                 LeRoy T. Carlson, Chairman



                                  /s/ Michael G. Hron
                                   ----------------------------
                                 Michael G. Hron, Secretary

[CORPORATE SEAL]

STATE OF ILLINOIS   )
                    )    SS.
COUNTY OF COOK      )


          On this 4th day of September, 1985, before me, a Notary Public, in and for said county, personally appeared Michael G.
Hron, who, being by me duly sworn, did say that he is the Secretary of Telephone and Data Systems, Inc. and that the attached instrument was signed and sealed on behalf of the said Corporation by authority of its Board of Directors and the said Michael G. Hron acknowledges the execution of said instrument to be the voluntary act and deed of said Corporation.

          IN WITNESS WHEREOF, I have hereunto set my hand and seal the day and year before written.


                                     /s/ Brenda Spata
                                   ----------------------------
                                           Notary Public

[Notarial Seal]              My Commission Expires August 9, 1985

         STATEMENT OF DESIGNATION, PREFERENCES AND RIGHTS
                                OF
           $7.00 CUMULATIVE CONVERTIBLE AND REDEEMABLE
                VOTING SERIES R PREFERRED SHARES,
        WITHOUT PAR VALUE, STATED VALUE $100.00 PER SHARE
      ------------------------------------------------------


          RESOLVED, that pursuant to the authority expressly granted to and vested in the board of directors of the Corporation by the Articles of Incorporation, the board of directors hereby creates and authorizes the issuance of a series of the Preferred Shares of the Corporation to consist originally of Six Thousand (6,000) shares, and hereby fixes the designation, relative rights and preferences thereof as follows:

          (a) Designation - The designation of the series of Preferred Shares created by this resolution shall be "$7.00 Cumulative Convertible and Redeemable Voting Series R Preferred Shares" (hereinafter referred to as the "Series R Preferred Shares"). The Series R Preferred Shares shall have no par value but shall have a stated value of $100.00 per share.

          (b) Dividends - The holders of the Series R Preferred Shares shall be entitled to receive, when and as declared by the board of directors of the Corporation, out of any assets of the Corporation available for dividends pursuant to the laws of the State of Iowa, preferential dividends at the rate of seven dollars ($7.00) per annum per share and no more. The dividends, when payable, shall be paid quarterly on the first days of January, April, July and October in each year (prorated if the period such stock is outstanding prior to the first quarterly dividend date is less than a calendar quarter), before any dividends shall be declared or paid upon or set apart for the Common Shares or Series A Common Shares of the Corporation for that quarter. Such dividends upon the Series R Preferred Shares shall be cumulative from the date of issue thereof so that if dividends for any past dividend period at the rate of seven dollars ($7.00) per annum per share shall not have been paid thereon or declared and a sum sufficient for payment thereof set apart, the deficiency shall be fully paid or set apart but without interest, before any dividend shall be paid upon or set apart for the Common Shares or Series A Common Shares; provided, however, that no dividends shall be declared on the shares of any series of preferred stock for any dividend period unless the full dividend for all prior dividend periods shall have been declared or shall be declared at the same time upon all preferred stock outstanding during such prior dividend periods, and further provided that no dividends shall be declared on the shares of any series of preferred stock unless a dividend for the same period shall be declared at the same time upon all preferred stock outstanding during said period in like proportion to the dividend rate upon such shares. Whenever the full dividend upon all series of the preferred stock for all past dividend periods shall have been paid and the full dividend thereon for the then current dividend period shall have been paid or declared and a sum sufficient for the payment thereof set apart, dividends upon the Common Shares or Series A Common Shares may be declared by the board of directors out of the remainder of the assets available therefor.

          (c)  Redemption -

               (1) Unless such shares have been converted, or notice of intent to convert has been given pursuant to paragraph (f) hereof, prior to the tenth anniversary of the issuance of the Series R Preferred Shares, the Corporation shall, thereafter at its discretion from time to time, redeem some or all of the Series R Preferred Shares outstanding.

               (2) Notice of any redemption shall be mailed to each holder of Series R Preferred Shares to be redeemed not less than thirty (30) days prior to the date upon which such stock is to be redeemed. If on or before the redemption date specified in such notice, the funds necessary for such redemption shall have been set aside by the Corporation so as to be available for payment on demand to the holders of Series R Preferred Shares so called for redemption then, notwithstanding that any certificate representing Series R
     Preferred Shares so called for redemption shall not have been surrendered for cancellation, the dividends thereon shall cease to accrue from and after the date of such redemption so specified, and all rights with respect to such Series R Preferred Shares so called for redemption, including any right to vote or otherwise participate in the determination of any proposed corporate action, shall forthwith after such redemption date cease and terminate, except only the right of the holder to receive the redemption price therefor, but without interest. Series R Preferred Shares redeemed pursuant to the provisions hereof or any such shares purchased or otherwise acquired shall not be reissued but shall be cancelled and proceedings shall be taken in the manner prescribed by statute to reduce the number of outstanding Series R Preferred Shares accordingly.

          (d) Voting Rights - The holders of Series R Preferred Shares shall be entitled to one vote for each share of such stock standing in the name of the holder on the books of the Corporation and shall vote together with the holders of the Series A Common Shares of the Corporation as one class.

          (e) Pre-emptive Rights - No holder of any Series R Preferred Shares shall have any pre-emptive right to subscribe for or acquire additional shares of the Corporation of the same or any other class or series, whether such shares be hereby or hereafter authorized; and no holder of Series R Preferred Shares shall have any pre-emptive right to acquire any shares which may be held in the treasury of the Corporation; all such additional or treasury shares may be sold for such consideration at such time and to such person or persons as the board of directors may from time to time determine.

          (f)  Conversion -

               (1)  The  Series  R   Preferred  Shares  shall  be
     convertible into the Corporation's Common Shares as hereinafter provided, and when and as so converted, such Series R Preferred Shares shall be cancelled and retired and shall not be reissued as such. Commencing upon issuance and continuing through the day before the tenth anniversary of their issuance, the Series R Preferred Shares shall be converted, upon written notice to the Corporation, into Common Shares of the Corporation at the rate of seven (7) Common Shares for each Series R Preferred Share. Written notice of intent to convert, if not delivered to the Corporation, must be postmarked not later than midnight the day before the tenth anniversary of the issuance of the Series R Preferred Shares. The holders of Series R Preferred Shares shall be entitled to receive in exchange therefor certificates for the fully paid and non-assessable Common Shares of the Corporation at the rate aforesaid, within thirty (30) days following the later of (i) receipt of written notice of intent to convert, and (ii) presentation and surrender to the Corporation at its offices of the certificates representing Series R Preferred Shares to be converted, all under suitable regulations to be prescribed by the board of directors of the Corporation. Conversion of Series R Preferred Shares in the manner aforesaid shall not affect the right of the converting holder thereof to receive dividends accrued but unpaid thereon as of the dividend payment date immediately prior to conversion.

               (2) The number of Common Shares into which each Series R Preferred Share is convertible shall be subject to adjustment from time to time as set forth in clauses (A) and
     (B) of this subparagraph (2):

               (A)  In  case  the  Corporation  shall  (i) pay  a
          dividend  on  its  Common   Shares  in  shares  of  the
          Corporation, (ii) subdivide its outstanding Common Shares, (iii) combine the outstanding Common Shares into a smaller number of shares or (iv) issue by reclassification of its Common Shares (whether pursuant to a merger or consolidation or otherwise) any shares of the Corporation, then the holder of each Series R Preferred Share shall be entitled to receive upon the conversion of such share, the number of shares of the Corporation which he would have owned or would have been entitled to receive after the happening of any of the events described above had such share been converted immediately prior to the happening of such event. An adjustment made pursuant to this provision shall become effective retroactively with respect to conversions made subsequent to the record date in the case of a dividend, and shall become effective on the effective date in the case of a subdivision, combination or reclassification.

               (B) No adjustment in the conversion rate shall be required unless such adjustment would require an increase or decrease in such rate of at least one-tenth (1/10) of a Common Share; provided, however, that any adjustments which by reason of this clause (B) are not required to be made shall be carried forward and taken into account by any subsequent adjustment.

               (3) The Corporation shall at all times reserve and keep available out of its authorized Common Shares, solely for the purpose of issuance upon conversion of Series R Preferred Shares as herein provided, such number of Common Shares as shall then be issuable upon the conversion of all outstanding Series R Preferred Shares.

               (4)  Fractional Common Shares shall not  be issued
     upon conversion of Series R Preferred Shares, nor shall cash
     adjustments  be  made   for  fractional  shares  upon   such
     conversion.

               (5) For purposes of this paragraph (f), the term "Common Shares" shall mean (A) the class of stock designated as the Common Shares of the Corporation at the date of these Amended Articles of Incorporation, or (B) any other class of stock resulting from successive changes or reclassifications of such class consisting solely of a change in par value, or a change from no par value to par value.

          (g)  Liquidation  Rights   -  In  the   event  of   any
liquidation, dissolution, or winding up of the affairs of the Corporation, whether voluntary or involuntary, the holders of the Series R Preferred Shares shall be entitled, before any assets of the Corporation shall be distributed among or paid over to the holders of Common Shares or Series A Common Shares, to receive out of the assets of the Corporation $100.00 per Series R Preferred Share. If upon any such dissolution, liquidation or winding up, the assets of the Corporation available for payment to stockholders are not sufficient to make payment in full to the holders of the Series R Preferred Shares, payment shall be made to such holders ratably in accordance with the number of shares held by them and, in case there shall then be more than one series of preferred stock outstanding at that time, ratably in accordance with the respective distributive amount to which such holders shall be entitled.

                      ARTICLES OF AMENDMENT
                                TO
                    ARTICLES OF INCORPORATION
                                OF
                 TELEPHONE AND DATA SYSTEMS, INC.

_________________________________________________________________

         Statement of Designation of Preference and Right
                                of
        $7.50 Cumulative Convertible and Redeemable Voting
          Series RR Preferred Shares, without par value,
                  Stated Value $100.00 Per Share
_________________________________________________________________


          1.  The name  of the corporation is Telephone  and DAta
Systems, Inc.

          2. A copy of the resolution of the Board of Directors establishing and designating the $7.50 Cumulative Convertible and Redeemable Voting Series RR Preferred Shares and fixing and determining the relative rights and preferences thereof is attached hereto as Exhibit A and is made a part of this statement.

          3. The aforesaid resolution was adopted as of May 15, 1992.

          4. The aforesaid resolution was adopted by the Board of Directors of TELEPHONE AND DATA SYSTEMS, INC. No shareholder vote was required.

          IN WITNESS WHEREOF, we have hereunto subscribed our names and affixed the seal of this corporation this 28th day of January, 1993.

                              TELEPHONE AND DATA SYSTEMS, INC.


                              By:  /s/ LeRoy T. Carlson
                                   ----------------------------
                                   LeRoy T. Carlson, Chairman


                              By:  /s/ Michael G. Hron
                                   ----------------------------
                                   Michael G. Hron, Secretary
Subscribed and sworn to before
me this 28th day of January, 1993


/s/ Betty Ann Thornson
---------------------------
          Notary Public

       STATEMENT OF DESIGNATION, PREFERENCES AND RIGHTS OF
                 $7.50 CUMULATIVE CONVERTIBLE AND
           REDEEMABLE VOTING SERIES RR PREFERRED SHARES



          RESOLVED, that pursuant to the authority expressly granted to and vested in the board of directors of the Corporation by the Articles of Incorporation of the Corporation, the board of directors hereby creates and authorizes the issuance of a series of the Preferred Shares of the Corporation to consist originally of Thirty Thousand (30,000) shares, and hereby fixes the designation and the relative rights and preferences thereof as follows:

          (a) Designation. The designation of the series of Preferred Shares created by this resolution shall be "$7.50 Cumulative Convertible and Redeemable Voting Series RR Preferred Shares" (hereinafter referred to as the "Series RR Preferred Shares"). The Series RR Preferred Shares shall have no par value but shall have a stated value of $100.00 per share.

          (b) Dividends. Each holder of a Series RR Preferred Share shall be entitled to receive, when, as and if declared by the board of directors of the Corporation, out of funds of the Corporation legally available therefor, cumulative dividends during each fiscal quarter that such Series RR Preferred Share is outstanding at a per annum dividend rate of seven dollars and fifty cents ($7.50) per share. Such dividends shall be cumulative from and shall commence to accrue on the date of original issuance of such Series RR Preferred Shares (the "Issue Date").

          (c)  Redemption.

               (1) Unless the Series RR Preferred Shares have been converted or the Corporation shall have received prior to the fifth anniversary of the Issue Date written notice of election to convert in accordance with paragraph (e) hereof, on or after the fifth anniversary of the Issue Date, the Series RR Preferred Shares shall be redeemable, in whole or in part from time to time, at the option of the Corporation, upon giving notice as provided in subparagraph (c)(2) hereof, at a redemption price (the "Redemption Price") equal to the sum of (A) $100.00 for each Series RR Preferred Share called for redemption plus (B) all dividends accrued and unpaid thereon through the date set for redemption (the "Redemption Date"). The Redemption Price payable on any Redemption Date shall be payable, at the option of the Corporation, (x) in cash (by certified check) or (y) by the issuance of Common Shares of the Corporation to the record holder of such Series RR Preferred Shares being redeemed. In the event that the Corporation elects to pay the Redemption Price by issuing its Common Shares, the number of Common Shares to be issued shall be calculated (and rounded to the nearest whole share) based upon the arithmetical average of the closing price on the American Stock Exchange (or, if the Corporation's Common Shares are not listed on the American Stock Exchange (in order if more than one applies), the closing price of such Common Shares on any national securities exchange or on any regional securities exchange, the highest bid price quoted through the National Association of Securities Dealers Automated Quotation System, or the highest bid price reported by dealers in the over-the-counter market) of the Corporation's Common Shares for the thirty (30) trading days ending on the third trading day prior to the Redemption Date.

          (2) Notice of an election under the redemption provision in subparagraph (c)(1) above shall be mailed (by first class, postage prepaid) to each holder of Series RR Preferred Shares to be redeemed at the address appearing on the records of the Corporation not less than thirty (30) days prior to the Redemption Date. If on or before the Redemption Date specified in such notice, the funds necessary for such redemption shall have been set aside by the Corporation so as to be available for payment to the holder of Series RR Preferred Shares so called for redemption upon such holder's surrender of such Series RR Preferred Shares to the Corporation, then, notwithstanding that any certificate representing Series RR Preferred Shares so called for redemption shall not have been surrendered for cancellation, the dividends thereon shall cease to accrue from and after the Redemption Date, and all rights with respect to such Series RR Preferred Shares so called for redemption, including any right to vote or otherwise participate in the determination of any proposed corporate action, shall terminate at the close of business on such Redemption Date, except only the right of the holder to receive the Redemption Price therefor, but without interest.

          (3)  Each such notice of redemption shall state:

               (A)  the Redemption Date;

               (B) the number of Series RR Preferred Shares to be redeemed and, if less than all the shares held by such holder are to be redeemed from such holder, the number of shares to be redeemed from such holder;

               (C) whether the Redemption Price will be paid in cash (by certified check) or by the issuance of Common Shares of the Corporation;

               (D) the place where certificates for such shares are to be surrendered for payment of the Redemption Price; and

               (E) that dividends on the shares to be redeemed shall cease to accrue on such Redemption Date.

          On or after the Redemption Date each holder of shares of Series RR Preferred Shares to be redeemed shall present and surrender the certificate or certificates for such shares to the Corporation at the place designated in such notice and thereupon the Redemption Price of such shares shall be paid to or on the order of the person whose name appears on such certificate or certificates as the owner thereof and each surrendered certificate shall be cancelled. In case fewer than all the shares represented by such certificate are redeemed, a new certificate shall be issued representing the unredeemed shares. From and after the Redemption Date (unless the Corporation shall default in payment of the Redemption Price) all dividends on the Series RR Preferred Shares designated for redemption in such notice shall cease to accrue, and all rights of the holders thereof as shareholders of the Corporation, except the right to receive the Redemption Price thereof, without interest, upon the surrender of certificates representing the same, shall cease and terminate and such shares shall not thereafter be transferred (except with the consent of the Corporation) on the books of the Corporation and such shares shall not be deemed to be outstanding for any purpose whatsoever.

          (d)  Voting Rights.

               (1) With respect to all matters, each holder of Series RR Preferred Shares shall be entitled to one vote for each share of such stock standing in the name of the holder on the books of the Corporation.

               (2) With respect to the election of directors, the holders of Series RR Preferred Shares shall have class voting rights (voting together with the holders of (i) other Preferred Shares that are entitled to vote thereon and that were issued after October 31, 1981, and (ii) Series A Common Shares) to the extent provided in Article IV of the Articles of Incorporation of the Corporation.

          (e)  Conversion.

               (1) Commencing upon the Issue Date and terminating at the close of business on the day before the fifth anniversary of the Issue Date, each outstanding Series RR Preferred Share may be converted at any time, upon written notice mailed to the Corporation (by first class, postage prepaid), into
2.06 Common Shares. A holder of Series RR Preferred Shares shall be entitled to receive in exchange therefor certificates for the fully paid and nonassessable Common Shares of the Corporation at the rate aforesaid (rounded to the nearest whole share) within fifteen (15) days following the later of (i) receipt by the

Corporation of written notice of intent to convert, and (ii) presentation and surrender to the Corporation at its offices of the certificates representing the Series RR Preferred Shares to be converted (the "Conversion Date"), all under suitable regulations to be prescribed by the board of directors of the Corporation. Conversion of Series RR Preferred Shares in the manner aforesaid shall not affect the right of the converting holder thereof to receive dividends accrued but unpaid thereon as of any dividend payment date prior to the Conversion Date.

               (2) The number of Common Shares into which each Series RR Preferred Share is convertible shall be subject to adjustment from time to time as set forth in clauses (A) and (B) of this subparagraph (2):

                    (A) In the event the Corporation shall (i) pay a dividend on its Common Shares in shares of the Corporation,
(ii) subdivide its outstanding Common Shares, (iii) combine the outstanding Common Shares into a smaller number of shares or (iv) issue by reclassification of its Common Shares (whether pursuant to a merger or consolidation or otherwise) any shares of the Corporation, then the holder of each Series RR Preferred Share shall be entitled to receive upon the conversion of such share, the number of shares of the Corporation which such holder would have owned or would have been entitled to receive after the happening of any of the events described above had such share been converted immediately prior to the happening of such event. An adjustment made pursuant to this provision shall become effective retroactively with respect to conversions made after the record date in the case of a dividend, and shall become effective on the effective date in the case of a subdivision, combination or reclassification.

                    (B) No adjustment in the conversion rate shall be required unless such adjustment would require an increase or decrease in such rate of at least one-tenth (1/10) of a Common Share; provided, however, that any adjustments which by reason of this clause (B) are not required to be made shall be carried forward and taken into account in any subsequent adjustment.

               (3) The Corporation shall at all times reserve and keep available out of its authorized Common Shares, solely for the purpose of issuance upon conversion of Series RR Preferred Shares as herein provided, such number of Common Shares as shall then be issuable upon the conversion of all outstanding Series RR Preferred Shares.

               (4) Fractional Common Shares shall not be issued upon conversion of Series RR Preferred Shares, nor shall cash adjustments be made for fractional shares upon such conversion.

               (5) For purposes of this paragraph (e), the term "Common Shares" shall mean (A) the class of stock designated as the Common Shares of the Corporation on the date this Statement is filed with the Iowa Secretary of State, or (B) any other class of stock resulting from successive changes or reclassification of such class consisting solely of a change in par value, or a change from no par value to par value.

               (6) Each notice of conversion shall state the number of Series RR Preferred Shares to be converted, if less than all the shares held by such holder. In case fewer than all the shares represented by such certificate are converted, a new certificate shall be issued representing the unconverted shares. From and after the Conversion Date (unless the Corporation shall default in issuing the Common Shares on the Conversion Date), all dividends on such converted shares of Series RR Preferred Shares shall cease to accrue and such shares shall not be outstanding for any purpose whatsoever.

          (f) Preference Value in Liquidation. The amount payable with respect to each Series RR Preferred Share in the event of either voluntary or involuntary liquidation shall be $100.00, plus a sum equal to the amount of all dividends accrued and unpaid thereon.

         STATEMENT OF DESIGNATION, PREFERENCES AND RIGHTS
                                OF
             $10.50/$7.00 CUMULATIVE AND CONVERTIBLE
                VOTING SERIES S PREFERRED SHARES,
        WITHOUT PAR VALUE, STATED VALUE $100.00 PER SHARE
        --------------------------------------------------


          RESOLVED, that pursuant to the authority expressly granted to and vested in the board of directors of the Corporation by the Articles of Incorporation, the board of directors hereby creates and authorizes the issuance of a series of the Preferred Shares of the Corporation to consist originally of Seven Thousand Two Hundred (7,200) shares, and hereby fixes the designation, relative rights and preferences thereof as follows:

          (a) Designation - The designation of the series of Preferred Shares created by this resolution shall be "$10.50/$7.00 Cumulative and Convertible Voting Series S
Preferred Shares" (hereinafter referred to as the "Series S Preferred Shares"). The Series S Preferred Shares shall have no par value but shall have a stated value of $100.00 per share.

          (b) Dividends - The rate of dividend payable upon Series S Preferred Shares shall be ten and 50/100 dollars ($10.50) per share per annum during the first year after issuance and seven and No/100 dollars ($7.00) per share per annum thereafter.

          (c)  Voting Rights -

               (1) With respect to all matters, each holder of Series S Preferred Shares shall be entitled to one vote for each share of such stock standing in the name of the holder on the books of the Corporation.

               (2) With respect to the election of directors, the holders of Series S Preferred Shares shall have class voting rights (voting together with the holders of (i) other Preferred Shares that are entitled to vote thereon and that were issued after October 31, 1981, and (ii) Series A Common Shares) to the extent provided in Article IV of the Articles of Incorporation of the Corporation.

          (d)  Conversion -

               (1) The Series S Preferred Shares shall be convertible into the Corporation's Common Shares as hereinafter provided, and when and as so converted, such Series S Preferred Shares shall be cancelled and retired and shall not be reissued as such. Commencing upon issuance and terminating four (4) years therafter, the Series S Preferred Shares may be converted, upon written notice to the Corporation, into Common Shares of the Corporation at the rate of four (4) Common Shares for each Series S Preferred Share. On presentation and surrender to the Corporation at its offices of the certificate representing the Series S Preferred Shares to be converted, the holder thereof shall be entitled to receive in exchange therefor certificates for the fully paid and non-assessable Common Shares of the Corporation at the rate aforesaid, all under suitable regulations to be prescribed by the board of directors of the Corporation. Conversion of Series S Preferred Shares in the manner aforesaid shall not affect the right of the converting holder thereof to receive dividends accrued but unpaid thereon as of the dividend payment date immediately prior to conversion.

               (2) The number of Common Shares into which each Series S Preferred Share is convertible shall be subject to adjustment from time to time as set forth in clauses (A) and
     (B) of this subparagraph (2):

               (A)  In  case  the  Corporation  shall (i)  pay  a
          dividend  on  its  Common   Shares  in  shares  of  the
          Corporation (ii) subdivide its outstanding Common Shares, (iii) combine the outstanding Common Shares into a smaller number of shares or (iv) issue by reclassification of its Common Shares (whether pursuant to a merger or consolidation or otherwise) any shares of the Corporation, then the holder of each Series S Preferred Share shall be entitled to receive upon the conversion of such share, the number of shares of the Corporation which he would have owned or would have been entitled to receive after the happening of any of the events described above had such share been converted immediately prior to the happening of such event. An adjustment made pursuant to this provision shall become effective retroactively with respect to conversions made subsequently to the record date in the case of a dividend, and shall become effective on the effective date in the case of a subdivision, combination or reclassification.

               (B) No adjustment in the conversion rate shall be required unless such adjustment would require an increase or decrease in such rate of at least one-tenth (1/10) of a Common Share; provided, however, that any adjustments which by reason of this clause (B) are not required to be made shall be carried forward and taken into account by any subsequent adjustment.

               (3) The Corporation shall at all times reserve and keep available out of its authorized Common Shares, solely for the purpose of issuance upon conversion of Series S Preferred Shares as herein provided, such number of Common Shares as shall then be issuable upon the conversion of all outstanding Series S Preferred Shares.

               (4)  Fractional Common Shares  shall not be issued
     upon conversion of Series S Preferred Shares, nor shall cash
     adjustments  be  made   for  fractional  shares   upon  such
     conversion.

               (5) For the purposes of this paragraph (d), the term "Common Shares" shall mean (A) the class of stock designated as the Common Shares of the Corporation at the date of these Amended Articles of Incorporation, or (B) any other class of stock resulting from successive changes or reclassifications of such class consisting solely of a change in par value, or a change from no par value to par value.

          (e)  Liquidation - The amount payable upon each  Series
S Preferred Share in the event of either voluntary or involuntary liquidation shall be $100.00, plus a sum equal to the amount of all accumulated and unpaid dividends thereon.

                      ARTICLES OF AMENDMENT
                                TO
                    ARTICLES OF INCORPORATION
                                OF
                 TELEPHONE AND DATA SYSTEMS, INC.

_________________________________________________________________

         Statement of Designation of Preference and Right
                                of
        $5.50 Cumulative Convertible and Redeemable Voting
          Series SS Preferred Shares, without par value,
                  Stated Value $100.00 Per Share

_________________________________________________________________

          1.  The name  of the corporation is Telephone  and Data
Systems, Inc.

          2. A copy of the resolution of the Board of Directors establishing and designating the $5.50 Cumulative Convertible and Redeemable Voting Series SS Preferred Shares and fixing and determining the relative rights and preferences thereof is attached hereto as Exhibit A and is made a part of this statement.

          3.  The aforesaid resolution was  adopted as of October
17, 1994.

          4. The aforesaid resolution was adopted by the Board of Directors of TELEPHONE AND DATA SYSTEMS, INC. No shareholder vote was required.

          IN WITNESS WHEREOF, we have hereunto subscribed our names and affixed the seal of this corporation this 17th day of October, 1993.

                              TELEPHONE AND DATA SYSTEMS, INC.


                              By:  /s/ LeRoy T. Carlson
                                   ----------------------------
                                   LeRoy T. Carlson, Chairman


                              By:  /s/ Michael G. Hron
                                   ----------------------------
                                   Michael G. Hron, Secretary
Subscribed and sworn to before
me this 17th day of October, 1994


/s/ Joanne J. Busha
--------------------------
          Notary Public

                                                        EXHIBIT A

       STATEMENT OF DESIGNATION, PREFERENCES AND RIGHTS OF
                 $5.50 CUMULATIVE CONVERTIBLE AND
           REDEEMABLE VOTING SERIES SS PREFERRED SHARES

          RESOLVED, that, pursuant to the authority expressly granted to and vested in the board of directors of the Corporation by the Articles of Incorporation of the Corporation, the board of directors hereby creates and authorizes the issuance of a series of the Preferred Shares of the Corporation to consist originally of One Hundred Twenty-Five Thousand (125,000) shares, and hereby fixes the designation and the relative rights and preferences thereof as follows:

          (a) Designation. The designation of the series of Preferred Shares created by this resolution shall be "$5.50 Cumulative Convertible and Redeemable Voting Series SS Preferred Shares" (hereinafter referred to as the "Series SS Preferred Shares"). The Series SS Preferred Shares shall have no par value but shall have a stated value of $100.00 per share.

          (b) Dividends. Each holder of a Series SS Preferred Share shall be entitled to receive, when, as and if declared by the board of directors of the Corporation, out of funds of the Corporation legally available therefor, cumulative dividends during each fiscal quarter to the extent set forth below. Such dividends shall be cumulative from and shall commence to accrue (whether or not declared) on the date of original issuance of such Series SS Preferred Shares (the "Issue Date"), at a per annum dividend rate of five dollars and fifty cents ($5.50) per share.

          (c)  Redemption.

               (1) On or after the fifth anniversary of the Issue Date, the Series SS Preferred Shares shall be redeemable, in whole or in part from time to time, at the option of the Corporation, on a date (the "Optional Redemption Date") which is the first business day after a dividend payment date, pursuant to a notice as provided in subparagraph (c)(3) hereof, at a redemption price (the "Optional Redemption Price") equal to the sum of (A) $100.00 for each Series SS Preferred Share called for redemption plus (B) all dividends accrued and unpaid thereon through the Optional Redemption Date. The Optional Redemption Price payable on any Optional Redemption Date shall be payable
(i) in cash (by certified check), or (ii) in the event that the Average Closing Price (as defined below) for the Common Shares of the Corporation exceeds $44.44, then, at the option of the Corporation (to be exercised, if at all, in its notice of redemption) by (I) the issuance to the record holder of the Series SS Preferred Shares being redeemed of 2.25 Common Shares

(subject to adjustment as set forth in paragraph (e)(2) hereof) for each Series SS Preferred Share so redeemed plus (II) the payment in cash of all dividends accrued and unpaid thereon through the Optional Redemption Date. If a holder, subsequent to receiving a notice of redemption of less than all of such holder's Series SS Preferred Shares and at least fifteen (15) days prior to the Redemption Date, elects to convert any Series SS Preferred Shares, then the number of shares to be redeemed from such holder on such Redemption Date shall be reduced by the lesser of (x) the number of Series SS Preferred Shares called for redemption from such holder and (y) the number of such shares converted by such holder. For purposes hereof, the term "Average Closing Price" shall mean the arithmetical average of the closing price on the American Stock Exchange of the Common Shares of the Corporation for the five trading days ending on the fifth business day preceding the relevant Redemption Date and, if the Common Shares of the Corporation are not listed on the American Stock Exchange then, in order, if more than one applies, the arithmetical average of the closing price of such Common Shares on any national securities exchange or on any regional securities exchange, the highest bid price quoted through the National Association of Securities Dealers Automated Quotation System, or the highest bid price reported by dealers in the over-the-counter market.

          (2) If an Optional Redemption Date has not occurred by the tenth anniversary of the Issue Date (the "Mandatory Redemption Date" and, together with the Optional Redemption Date, the "Redemption Date"), the Corporation shall, on the Mandatory Redemption Date, redeem all Series SS Preferred Shares then outstanding at a redemption price (the "Mandatory Redemption Price" and, together with the Optional Redemption Price, the "Redemption Price") equal to the sum of (A) $100.00 for each Series SS Preferred Share outstanding on the Mandatory Redemption Date plus (B) all dividends accrued and unpaid thereon through the Mandatory Redemption Date. The Mandatory Redemption Price shall be payable in cash by certified check.

          (3) Notice of (A) an election under the redemption provision in subparagraph (c)(1) above, or (B) the Mandatory Redemption Date, shall be mailed (by registered mail, return receipt requested) to each holder of Series SS Preferred Shares to be redeemed at the address appearing on the records of the Corporation not less than sixty (60) days prior to the Redemption Date. If, on or before the Redemption Date specified in such notice, the funds or Common Shares necessary for such redemption shall have been set aside by the Corporation so as to be available for payment to the holder of Series SS Preferred Shares so called for redemption upon such holder's surrender of such Series SS Preferred Shares to the Corporation, then, notwithstanding that any certificate representing Series SS Preferred Shares so called for redemption shall not have been surrendered for cancellation, the dividends thereon shall cease to accrue from and after the Redemption Date, and all rights with respect to such Series SS Preferred Shares so called for redemption, including any right to vote or otherwise participate in the determination of any proposed corporate action, shall terminate at the close of business on such Redemption Date, except only the right of the holder to receive the Redemption Price therefor, but without interest.

          (4)  Each such notice of redemption shall state:

               (A)  the Redemption Date;

               (B) the number of Series SS Preferred Shares to be redeemed and, if less than all the shares held by such holder are to be redeemed from such holder, the number of shares to be redeemed from such holder (subject in each case to the right of the holder to convert such shares prior to the Redemption Date);

               (C) in the case of an Optional Redemption Date, whether the Optional Redemption Price will be paid in cash (by certified check) or, in the event the Average Closing Price exceeds $44.44, by the issuance of Common Shares of the Corporation;

               (D) the place where certificates for such shares are to be surrendered for payment of the Redemption Price; and

               (E) that dividends on the shares to be redeemed shall cease to accrue on such Redemption Date.

          (5) On or after a Redemption Date, each holder of shares of Series SS Preferred Shares to be redeemed shall present and surrender the certificate or certificates for such shares to the Corporation at the place designated in such notice and thereupon the Redemption Price of such shares shall be paid to or on the order of the person whose name appears on such certificate or certificates as the owner thereof and each surrendered certificate shall be cancelled. In case fewer than all the shares represented by such certificate are redeemed, a new certificate shall be issued representing the unredeemed shares. From and after a Redemption Date (unless the Corporation shall default in payment of the Redemption Price) all dividends on the Series SS Preferred Shares designated for redemption in such notice shall cease to accrue, and all rights of the holders thereof as shareholders of the Corporation, except the right to receive the Redemption Price thereof, without interest, upon the surrender of certificates representing the same, shall cease and terminate and such shares shall not thereafter be transferred (except with the consent of the Corporation) on the books of the Corporation and such shares shall not be deemed to be outstanding for any purpose whatsoever.

          (d)  Voting Rights.

               (1) With respect to all matters, each holder of Series SS Preferred Shares shall be entitled to one vote for each share of such stock standing in the name of the holder on the books of the Corporation.

               (2) With respect to the election of directors, the holders of Series SS Preferred Shares shall have class voting rights (voting together with the holders of (i) other Preferred Shares that are entitled to vote thereon and that were issued after October 31, 1981, and (ii) Series A Common Shares) to the extent provided in Article IV of the Articles of Incorporation of the Corporation.

          (e)  Conversion.

               (1) At any time and from time to time after the Issue Date, any holder of Series SS Preferred Shares may convert all or any portion of the Series SS Preferred Shares held by such holder into Common Shares at a conversion ratio (subject to adjustment as set forth below) of 2.25 Common Shares for each Series SS Preferred Share so converted; provided, however, that, in the case of Series SS Preferred Shares called for redemption or shares to be redeemed on the Mandatory Redemption Date, the right of the holder thereof to convert such shares shall expire fifteen (15) days prior to the Redemption Date. A holder of Series SS Preferred Shares shall be entitled to receive in exchange therefor certificates for the fully paid and nonassessable Common Shares of the Corporation at the rate aforesaid (with the aggregate number of such Common Shares rounded to the nearest whole share) within fifteen (15) days following presentation and surrender by such holder to the Corporation at its offices of the certificates representing the Series SS Preferred Shares to be converted (the "Conversion Date"), all under suitable regulations (which shall not be inconsistent with the provisions hereof, which shall not materially impair the rights of the holder, and of which the holder shall receive advance notice) to be prescribed by the board of directors of the Corporation. Conversion of Series SS Preferred Shares in the manner aforesaid shall not affect the right of the converting holder thereof to receive (on the Conversion Date if such dividends shall be legally payable by the Corporation on such date, or as promptly after the Conversion Date as such dividends shall be legally payable) dividends accrued but unpaid thereon as of any dividend payment date prior to the Conversion Date.

               (2) The number of Common Shares to be exchanged for each Series SS Preferred Share that is converted pursuant to subparagraph (e)(1) or redeemed in accordance with subparagraph

(c)(1) shall be subject to adjustment from time to time as set forth in clauses (A) and (B) of this subparagraph (2):

                    (A) In the event the Corporation shall (i) pay a dividend on its Common Shares in shares of the Corporation,
(ii) subdivide its outstanding Common Shares, (iii) combine the outstanding Common Shares into a smaller number of shares or (iv) issue by reclassification of its Common Shares (whether pursuant to a merger or consolidation or otherwise) any shares of the Corporation, then the holder of each Series SS Preferred Share shall be entitled to receive in exchange for such share upon the conversion or redemption thereof the number of shares of the Corporation which such holder would have owned or would have been entitled to receive after the happening of any of the events described above had such share been converted immediately prior to the happening of such event. The adjustments provided for in this clause (A) shall be cumulative if more than one event requiring an adjustment shall occur between the Issue Date and the Conversion Date or Redemption Date, as the case may be.

                    (B)  No adjustment pursuant to this paragraph
(e) shall be required unless such adjustment would require an increase or decrease in such rate of at least one-tenth (1/10) of a Common Share; provided, however, that any adjustments which by reason of this clause (B) are not required to be made shall be carried forward and taken into account in any subsequent adjustment.

                    (C) Promptly after any adjustment pursuant to this paragraph (e), the Corporation shall give written notice thereof to all holders of Series SS Preferred Shares, setting forth in reasonable detail and certifying the calculation of such adjustment.

               (3) The Corporation shall at all times reserve and keep available out of its authorized Common Shares, solely for the purpose of issuance upon conversion of Series SS Preferred Shares as herein provided, such number of Common Shares as shall then be issuable upon the conversion of all outstanding Series SS Preferred Shares.

               (4) Fractional Common Shares shall not be issued upon conversion of Series SS Preferred Shares, nor shall cash adjustments be made for fractional shares upon such conversion.

               (5) For purposes of this paragraph (e), the term "Common Shares" shall mean (A) the class of stock designated as the Common Shares of the Corporation on the date this Statement is filed with the Iowa Secretary of State, or (B) any other class of stock resulting from successive changes or reclassification of such class consisting solely of a change in par value, or a change from no par value to par value.

               (6) Each notice of conversion shall state the number of Series SS Preferred Shares to be converted, if less than all the shares held by such holder. In case fewer than all the shares represented by such certificate are converted, a new certificate shall be issued representing the unconverted shares. From and after the Conversion Date (unless the Corporation shall default in issuing the Common Shares on the Conversion Date), all dividends on such converted shares of Series SS Preferred Shares shall cease to accrue and such shares shall not be outstanding for any purpose whatsoever.

          (f) Preference Value in Liquidation. The amount payable with respect to each Series SS Preferred Share in the event of either voluntary or involuntary liquidation of the Corporation shall be $100.00, plus a sum equal to the amount of all dividends accrued and unpaid thereon.

                 TELEPHONE AND DATA SYSTEMS, INC.

                ----------------------------------

         Statement of Designation, Preferences and Rights
                                of
           $5.25 Cumulative, Convertible and Redeemable
                    Series T Preferred Shares,
          without par value, Stated Value $100 Per Share

                ----------------------------------


          1.   The name of the  corporation is TELEPHONE AND DATA
SYSTEMS, INC.

          2. A copy of the resolution of the Board of Directors establishing and designating the $5.25 Cumulative, Convertible and Redeemable Voting Series T Preferred Shares and fixing and determining the relative rights and preferences thereof is attached hereto as Exhibit A and is made a part of this statement.

          3.   The  aforesaid resolution was adopted as of August
15, 1986.

          4. The aforesaid resolution was duly adopted by the Board of Directors of TELEPHONE AND DATA SYSTEMS, INC.

          IN WITNESS WHEREOF, we have hereunto subscribed our names and affixed the seal of this corporation this 26th day of September, 1986.

                              TELEPHONE AND DATA SYSTEMS, INC.



                              By  /s/ LeRoy T. Carlson
                                   ----------------------------
                                 LeRoy T. Carlson, Chairman



                              By  /s/ Michael G. Hron
                                   ----------------------------
                                 Michael G. Hron, Secretary

Corporate Seal

                            EXHIBIT A
                                TO
         STATEMENT OF DESIGNATION, PREFERENCES AND RIGHTS
                                OF
           $5.25 CUMULATIVE CONVERTIBLE AND REDEEMABLE
                 VOTING SERIES T PREFERRED SHARES
               ------------------------------------

          RESOLVED, that pursuant to the authority expressly granted to and vested in the board of directors of the Corporation by the Articles of Incorporation, the board of directors hereby creates and authorizes the issuance of a series of the Preferred Shares of the Corporation to consist originally of nineteen thousand (19,000) shares and hereby fixes the designation and the relative rights and preferences thereof as follows:

          (a) Designation - The designation of the series of Preferred Shares created by this resolution shall be "$5.25 Cumulative Convertible and Redeemable Voting Series T Preferred Shares" (hereinafter referred to as the "Series T Preferred Shares").

          (b) Dividends - The rate of dividend payable upon Series T Preferred Shares shall be five and 25/100 dollars
($5.25) per share per annum.

          (c)  Redemption -

               (1) Unless the Series T Preferred Shares have been converted, or written notice of intent to convert, pursuant to paragraph (e) hereof, has been received by the Corporation on or before the fifth anniversary of the date of their issuance, the Corporation may, at its option at any time thereafter, redeem all or any portion of the then outstanding Series T Preferred Shares for $100.00 per share plus an amount equal to all dividends accrued and unpaid thereon to the redemption date.

               (2)  Notice  of an  election under  the redemption
     provision in subparagraph (1) above shall be delivered to each holder of Series T Preferred Shares to be redeemed at the address appearing on the records of the Corporation not less than thirty (30) days prior to the date upon which such stock is to be redeemed. If on or before the redemption date specified in such notice, the funds necessary for such redemption shall have been set aside by the Corporation so as to be available for payment on demand to the holders of Series T Preferred Shares so called for redemption, then, notwithstanding that any certificate representing Series T Preferred Shares so called for redemption shall not have been surrendered for cancellation, the dividends thereon shall cease to accrue from and after the date of such redemption so specified, and all rights with respect to such
                               -1-

     Series T Preferred Shares so called for redemption, including any right to vote or otherwise participate in the determination of any proposed corporate action, shall forthwith after such redemption date cease and terminate, except only the right of the holder to receive the redemption price therefor, but without interest. The Series T Preferred Shares redeemed pursuant to the provisions hereof or any such shares purchased or otherwise acquired shall not be reissued but shall be cancelled and proceedings shall be taken in the manner prescribed by statute to reduce the number of Preferred Shares which the Corporation is authorized to issue by the number of shares cancelled.

          (d)  Voting Rights -

               (1) With respect to all matters, each holder of Series T Preferred Shares shall be entitled to one vote for each share of such stock standing in the name of the holder on the books of the Corporation.

               (2) With respect to the election of directors, the holders of Series T Preferred Shares shall have class voting rights (voting together with the holders of (i) other Preferred Shares that are entitled to vote thereon and that were issued after October 31, 1981, and (ii) Series A Common Shares) to the extent provided in Article IV of the Articles of Incorporation of the Corporation.

          (e)  Conversion -

               (1)  The  Series  T   Preferred  Shares  shall  be
     convertible into the Corporation's Common Shares as hereinafter provided, and when and as so converted, such Series T Preferred Shares shall be cancelled and retired and shall not be reissued as such. Commencing upon issuance and terminating ten (10) years thereafter, the Series T Preferred Shares may be converted, upon fifteen (15) days' written notice to the Corporation, into Common Shares of the Corporation at the rate of four (4) Common Shares for each Series T Preferred Share. On presentation and surrender to the Corporation at its offices of the certificate representing the Series T Preferred Shares to be converted, the holder thereof shall be entitled to receive in exchange therefor certificates for the fully paid and non-assessable Common Shares of the Corporation at the rate aforesaid, all under suitable regulations to be prescribed by the board of directors of the Corporation. Conversion of Series T Preferred Shares in the manner aforesaid shall not affect the right of the converting holder thereof to receive dividends accrued but unpaid thereon as of the dividend payment date immediately prior to conversion.

               (2) The number of Common Shares into which each Series T Preferred Share is convertible shall be subject to adjustment from time to time as set forth in clauses (A) and
     (B) of this subparagraph (2):

               (A)  In  case  the  Corporation  shall (i)  pay  a
          dividend  on  its  Common   Shares  in  shares  of  the
          Corporation (ii) subdivide its outstanding Common Shares into a greater number of shares, (iii) combine its outstanding Common Shares into a smaller number of shares, or (iv) issue by reclassification of its Common Shares (whether pursuant to a merger or consolidation or otherwise) any shares of the Corporation, then the holder of each Series T Preferred Share shall be entitled to receive upon the conversion of such share, the number of shares of the Corporation which he would have owned or would have been entitled to receive after the happening of any of the events described above had such share been converted immediately prior to the happening of such event. An adjustment made pursuant to this provision shall become effective retroactively with respect to conversions made subsequently to the record date in the case of a dividend, and shall become effective on the effective date in the case of a subdivision, combination or reclassification.

               (B) No adjustment in the conversion rate shall be required unless such adjustment would require an increase or decrease in such rate of at least one-tenth (1/10) of a Common Share; provided, however, that any adjustments which by reason of this clause (B) are not required to be made shall be carried forward and taken into account by any subsequent adjustment.

               (3) The Corporation shall at all times reserve and keep available out of its authorized Common Shares, solely for the purpose of issuance upon conversion of Series T Preferred Shares as herein provided, such number of Common Shares as shall then be issuable upon the conversion of all outstanding Series T Preferred Shares.

               (4)  Fractional Common Shares  shall not be issued
     upon conversion of Series T Preferred Shares, nor shall cash
     adjustments  be   made  for  fractional  shares   upon  such
     conversion.

               (5) For purposes of this paragraph (f), the term "Common Shares" shall mean (A) the class of stock designated as the Common Shares of the Corporation at the date of this resolution, or (B) any other class of stock resulting from successive changes or reclassifications of such class consisting solely of a change in par value, or a change from par value to no par value, or a change from no par value to par value.

          (f)  Liquidation - The amount payable upon each  Series
T Preferred Share in the event of either voluntary or involuntary liquidation shall be $100.00, plus a sum equal to the amount of all accumulated and unpaid dividends thereon.


                               -4-


                              ARTICLES OF AMENDMENT
                                       TO
                            ARTICLES OF INCORPORATION
                                       OF
                        TELEPHONE AND DATA SYSTEMS, INC.

--------------------------------------------------------------------------------
                Statement of Designation, Preferences and Rights
                                       of
               $5.00 Cumulative Convertible and Redeemable Voting
                 Series TT Preferred Shares, without par value,
                         Stated Value $100.00 Per Share

--------------------------------------------------------------------------------

                  1. The name of the corporation is Telephone and Data Systems, Inc.

                  2. A copy of the resolution of the Board of Directors establishing and designating the $5.00 Cumulative Convertible and Redeemable Voting Series TT Preferred Shares and fixing and determining the relative rights and preferences thereof is attached hereto as Exhibit A and is made a part of this statement.

                  3. The aforesaid resolution was adopted as of August 29, 1997.

                  4. The aforesaid resolution was adopted by the Board of Directors of TELEPHONE AND DATA SYSTEMS, INC. No shareholder vote was required.

                  IN WITNESS WHEREOF, we have hereunto subscribed our names and affixed the seal of this corporation this 15th day of September 1997.

                                        TELEPHONE AND DATA SYSTEMS, INC.



                                        By:  /s/ LeRoy T. Carlson
                                             -----------------------------------
                                             LeRoy T. Carlson, Chairman


                                        By:  /s/ Michael G. Hron
                                             -----------------------------------
                                             Michael G. Hron, Secretary

Subscribed and sworn to before
me this 15th day of September 1997.


/s/ Joanne J. Busha
----------------------
     Notary Public

                                                            EXHIBIT A

               STATEMENT OF DESIGNATION, PREFERENCES AND RIGHTS OF
                        $5.00 CUMULATIVE CONVERTIBLE AND
                  REDEEMABLE VOTING SERIES TT PREFERRED SHARES


                  RESOLVED, that, pursuant to the authority expressly granted to and vested in the board of directors of the Corporation by the Articles of Incorporation of the Corporation, the board of directors hereby creates and authorizes the issuance of a series of the Preferred Shares of the Corporation to consist originally of Thirty Thousand (30,000) shares, and hereby fixes the designation and the relative rights and preferences thereof as follows:

                  (a) Designation. The designation of the series of Preferred Shares created by this resolution shall be "$5.00 Cumulative Convertible and Redeemable Voting Series TT Preferred Shares" (hereinafter referred to as the "Series TT Preferred Shares"). The Series TT Preferred Shares shall have no par value but shall have a stated value of $100.00 per share.

                  (b) Dividends. Each holder of a Series TT Preferred Share shall be entitled to receive, when, as and if declared by the board of directors of the Corporation, out of funds of the Corporation legally available therefor, cumulative dividends during each fiscal quarter to the extent set forth below. Such dividends shall be cumulative from and shall commence to accrue (whether or not declared) on the date of original issuance of such Series TT Preferred Shares (the "Issue Date"), at a per annum dividend rate of five dollars ($5.00) per share.

                  (c)  Redemption.

                           (1)      On or after the tenth anniversary of the
Issue Date, the Series TT Preferred Shares shall be redeemable, in whole or in part from time to time, at the option of the Corporation, on a date (the "Redemption Date") which is the first business day after a dividend payment date, pursuant to a notice as provided in subparagraph (c)(2) hereof, at a redemption price (the "Redemption Price") equal to the sum of (A) $100.00 for each Series TT Preferred Share called for redemption plus (B) all dividends accrued and unpaid thereon through the Redemption Date. The Redemption Price payable on any Redemption Date shall be payable (i) in cash (by certified check), or (ii) by the issuance of Common Shares of the Corporation to the record holder of such Series TT Preferred Shares being redeemed. In the event that the Corporation elects to pay the Redemption Price by issuing its Common Shares, the number of Common Shares to be issued shall be calculated (and rounded to the nearest whole share) based upon the arithmetical average of the closing price on the American Stock Exchange (or, if the Corporation's Common Shares are not listed on the American

Stock Exchange (in order if more than one applies), the closing price of such Common Shares on any national securities exchange or on any regional securities exchange, the highest bid price quoted through the National Association of Securities Dealers Automated Quotation System, or the highest bid price reported by dealers in the over-the-counter market) of the Corporation's Common Shares for the thirty (30) trading days ending on the third trading day prior to the Redemption Date. If a holder, subsequent to receiving a notice of redemption of such holder's Series TT Preferred Shares and at least fifteen (15) days prior to the Redemption Date, properly elects to convert any Series TT Preferred Shares, then the number of shares to be redeemed from such holder on such Redemption Date shall be reduced by the lesser of (x) the number of Series TT Preferred Shares called for redemption from such holder and (y) the number of such shares converted by such holder.

                           (2)      Notice of an election under the redemption
provision in subparagraph (c)(1) above shall be mailed (by registered mail, return receipt requested) to each holder of Series TT Preferred Shares to be redeemed at the address appearing on the records of the Corporation not less than sixty (60) days prior to the Redemption Date. If, on or before the Redemption Date specified in such notice, the funds or Common Shares necessary for such redemption shall have been set aside by the Corporation so as to be available for payment to the holder of Series TT Preferred Shares so called for redemption upon such holder's surrender of such Series TT Preferred Shares to the Corporation, then, notwithstanding that any certificate representing Series TT Preferred Shares so called for redemption shall not have been surrendered for cancellation, the dividends thereon shall cease to accrue from and after the Redemption Date, and all rights with respect to such Series TT Preferred Shares so called for redemption, including any right to vote or otherwise participate in the determination of any proposed corporate action, shall terminate at the close of business on such Redemption Date, except only the right of the holder to receive the Redemption Price therefor, but without interest.

                           (3) Each such notice of redemption shall state:

                                    (A)     the Redemption Date;

                                    (B)     the number of Series TT Preferred
Shares to be redeemed and, if less than all the shares held by such holder are to be redeemed from such holder, the number of shares to be redeemed from such holder (subject, if applicable, to the right of the holder to convert such shares prior to the Redemption Date);

                                    (C)     whether the Redemption Price will be
paid in cash (by certified check) or by the issuance of Common Shares of the Corporation;

                                    (D)     the place where certificates for
such shares are to be surrendered for payment of the Redemption Price; and

                                    (E)     that dividends on the shares to be
redeemed shall cease to accrue on such Redemption Date.

                           (4)     On or after a Redemption Date, each holder of
shares of Series TT Preferred Shares to be redeemed shall present and surrender the certificate or certificates for such shares to the Corporation at the place designated in such notice and thereupon the Redemption Price of such shares shall be paid to or on the order of the person whose name appears on such certificate or certificates as the owner thereof and each surrendered certificate shall be canceled. In case fewer than all the shares represented by such certificate are redeemed, a new certificate shall be issued representing the unredeemed shares. From and after a Redemption Date (unless the Corporation shall default in payment of the Redemption Price) all dividends on the Series TT Preferred Shares designated for redemption in such notice shall cease to accrue, and all rights of the holders thereof as shareholders of the Corporation, except the right to receive the Redemption Price thereof, without interest, upon the surrender of certificates representing the same, shall cease and terminate and such shares shall not thereafter be transferred (except with the consent of the Corporation) on the books of the Corporation and such shares shall not be deemed to be outstanding for any purpose whatsoever.

                  (d)      Voting Rights.

                           (1)    With respect to all matters, each holder of
Series TT Preferred Shares shall be entitled to one vote for each share of such stock standing in the name of the holder on the books of the Corporation.

                           (2)    With respect to the election of directors, the
holders of Series TT Preferred Shares shall have class voting rights (voting together with the holders of (i) other Preferred Shares that are entitled to vote thereon and that were issued after October 31, 1981, and (ii) Series A Common Shares) to the extent provided in Article IV of the Articles of Incorporation of the Corporation.

                  (e)      Conversion.

                           (1)      At any time and from time to time for the
period commencing on the Issue Date and terminating on the tenth anniversary of the Issue Date, any holder of Series TT Preferred Shares may convert all or any portion of the Series TT Preferred Shares held by such holder into Common Shares at a conversion ratio (subject to adjustment as set forth below) of 1.818 Common Shares for each Series TT Preferred Share so converted; provided, however, that, in the case of Series TT Preferred Shares called for redemption, the right of the holder thereof to convert such shares shall expire fifteen (15) days prior to the Redemption Date. A holder of Series TT Preferred Shares shall be entitled to receive in exchange therefor certificates for the fully paid and nonassessable Common Shares of the Corporation at the rate aforesaid (with the aggregate number of such Common Shares rounded to the nearest whole share) within fifteen (15) days following presentation and surrender by such holder to the Corporation at its offices of the certificates representing the Series TT Preferred Shares to be converted (the "Conversion Date"), all under suitable regulations (which shall not be inconsistent with the provisions hereof, which shall not materially impair the rights of the holder, and of which the holder shall receive advance notice) to be prescribed by the board of directors of the Corporation. Conversion of Series TT Preferred Shares in the manner aforesaid shall not affect the right of the converting holder thereof to receive (on the Conversion Date if such dividends shall be legally payable by the Corporation on such date, or as promptly after the Conversion Date as such dividends shall be legally payable) dividends accrued but unpaid thereon as of any dividend payment date prior to the Conversion Date.

                           (2)   The number of Common Shares to be exchanged for
each Series TT Preferred Share that is converted pursuant to subparagraph (e)(1) or redeemed in accordance with subparagraph (c)(1) shall be subject to adjustment from time to time as set forth in clauses (A) and (B) of this subparagraph (2):

                                    (A)   In the event the Corporation shall (i)
pay a dividend on its Common Shares in shares of the Corporation, (ii) subdivide its outstanding Common Shares, (iii) combine the outstanding Common Shares into a smaller number of shares or (iv) issue by reclassification of its Common Shares (whether pursuant to a merger or consolidation or otherwise) any shares of the Corporation, then the holder of each Series TT Preferred Share shall be entitled to receive in exchange for such share upon the conversion or redemption thereof the number of shares of the Corporation which such holder would have owned or would have been entitled to receive after the happening of any of the events described above had such share been converted immediately prior to the happening of such event. The adjustments provided for in this clause (A) shall be cumulative if more than one event requiring an adjustment shall occur between the Issue Date and the Conversion Date or Redemption Date, as the case may be.

                                    (B)     No adjustment pursuant to this
paragraph (e) shall be required unless such adjustment would require an increase or decrease in such rate of at least one-tenth (1/10) of a Common Share; provided, however, that any adjustments which by reason of this clause (B) are not required to be made shall be carried forward and taken into account in any subsequent adjustment.

                                    (C)     Promptly after any adjustment
pursuant to this paragraph (e), the Corporation shall give written notice thereof to all holders of Series TT Preferred Shares, setting forth in reasonable detail and certifying the calculation of such adjustment.

                           (3)      The Corporation shall at all times reserve
and keep available out of its authorized Common Shares, solely for the purpose of issuance upon conversion of Series TT Preferred Shares as herein provided, such number of Common Shares as shall then be issuable upon the conversion of all outstanding Series TT Preferred Shares.

                           (4)      Fractional Common Shares shall not be issued
upon conversion of Series TT Preferred Shares, nor shall cash adjustments be made for fractional shares upon such conversion.

                           (5)      For purposes of this paragraph (e), the term
"Common Shares" shall mean (A) the class of stock designated as the Common Shares of the Corporation on the date this Statement is filed with the Iowa Secretary of State, or (B) any other class of stock resulting from successive changes or reclassification of such class consisting solely of a change in par value, or a change from no par value to par value.

                           (6)      Each notice of conversion shall state the
number of Series TT Preferred Shares to be converted, if less than all the shares held by such holder. In case fewer than all the shares represented by such certificate are converted, a new certificate shall be issued representing the unconverted shares. From and after the Conversion Date (unless the Corporation shall default in issuing the Common Shares on the Conversion Date), all dividends on such converted shares of Series TT Preferred Shares shall cease to accrue and such shares shall not be outstanding for any purpose whatsoever.

                  (f) Preference Value in Liquidation. The amount payable with respect to each Series TT Preferred Share in the event of either voluntary or involuntary liquidation of the Corporation shall be $100.00, plus a sum equal to the amount of all dividends accrued and unpaid thereon.


                                    * * * * *

                      ARTICLES OF AMENDMENT
                                TO
                    ARTICLES OF INCORPORATION
                                OF
                 TELEPHONE AND DATA SYSTEMS, INC.
                ----------------------------------

         Statement of Designation, Preferences and Rights
                                of
        $8.50 Cumulative, Non-Convertible, Redeemable and
                Voting Series U Preferred Shares,
        without par value, Stated Value $100.00 Per Share
                ----------------------------------

          1.   The name of the  corporation is TELEPHONE AND DATA
SYSTEMS, INC.

          2. A copy of the resolution of the Board of Directors establishing and designating the $8.50 Cumulative, Non-Convertible, Redeemable and Voting Series U Preferred Shares and fixing and determining the relative rights and preferences thereof is attached hereto as Exhibit A and is made a part of this statement.

          3.   The  aforesaid   resolution  was  adopted   as  of
February 7, 1990.

          4.   The aforesaid  resolution was duly adopted  by the
Board  of Directors  of  TELEPHONE AND  DATA  SYSTEMS, INC.    No
shareholder vote was required.

          IN WITNESS WHEREOF, we have hereunto subscribed our names and affixed the seal of this corporation this 7th day of February, 1990.

                              TELEPHONE AND DATA SYSTEMS, INC.

                              By  /s/ LeRoy T. Carlson
                                   ----------------------------
                                 LeRoy T. Carlson, Chairman

                              By  /s/ Michael G. Hron
                                   ----------------------------
                                 Michael G. Hron, Secretary

Subscribed and sworn to
before me this 7th day
of February, 1990

 /s/ Miriam L. Oberbruner
-------------------------
Notary Public

My commission expires:   10/12/93
                         ---------

                                                        EXHIBIT A

         STATEMENT OF DESIGNATION, PREFERENCES AND RIGHTS
                                OF
          $8.50 CUMULATIVE, NON-CONVERTIBLE, REDEEMABLE
               AND VOTING SERIES U PREFERRED SHARES
              -------------------------------------

          RESOLVED, that pursuant to the authority expressly granted to and vested in the board of directors of the Corporation by the Articles of Incorporation of the Corporation, the board of directors hereby creates and authorizes the issuance of a series of the Preferred Shares of the Corporation to consist originally of one thousand one hundred (1,100) shares and hereby fixes the designation and the relative rights and preferences thereof as follows:

          (a) Designation - The designation of the series of Preferred Shares created by this resolution shall be "$8.50 Cumulative, Non-Convertible, Redeemable and Voting Series U Preferred Shares" (hereinafter referred to as "Series U Preferred Shares"). The Series U Preferred Shares shall have no par value but shall have a stated value of $100.00 per share.

          (b) Dividends - The rate of dividend payable upon Series U Preferred Shares shall be eight and 50/100 dollars
($8.50) per share per annum. Such dividends shall be cumulative from and commence to accrue on the date of issuance.

          (c)  Redemption -

               (1) After the fifth anniversary of the date of issuance, the Corporation may, at its option, redeem annually up to twenty percent (20%) of the Series U Preferred Shares outstanding on such fifth anniversary for $100.00 per share. After the tenth anniversary of their issuance, the Corporation may at any time redeem, in whole or in part, the then outstanding Series U Preferred Shares for $100.00 per share. In addition to the redemption price, the following shall be paid:

               (A) any accrued and unpaid dividends with respect to each Series U Preferred Share redeemed, and

               (b) an amount equal to $2.125 for each Series U Preferred Share redeemed multiplied by the number of days between the date fixed for redemption and the March 1, June 1, September 1, or December 1 immediately preceding the date fixed for redemption and divided by 90.

               (2) Notice of an election under the redemption provision in subparagraph (1) shall be delivered to each holder of Series U Preferred Shares to be redeemed at the
                               -1-
     address appearing on the records of the Corporation not less than thirty (30) days prior to the date upon which such stock is to be redeemed. If on or before the redemption date specified in such notice, the funds necessary for such redemption shall have been set aside by the Corporation so as to be available for payment on demand to the holder of the Series U Preferred Shares so called for redemption, then, notwithstanding that any certificate representing Series U Preferred Shares so called for redemption shall not have been surrendered for cancellation, the dividends thereon shall cease to accrue from and after the date of such redemption so specified, and all rights with respect to such Series U Preferred Shares so called for redemption, including any right to vote or otherwise participate in the determination of any proposed corporate action, shall terminate at the close of business on such redemption date, except only the right of the holder to receive the redemption price therefor, but without interest. The Series U Preferred Shares purchased or otherwise acquired shall not be reissued but shall be cancelled and proceedings shall be taken in the manner prescribed by statute to reduce the number of Preferred Shares which the Corporation is authorized to issue by the number of shares cancelled.

          (d)  Voting Rights -

               (1) With respect to all matters, each holder of Series U Preferred Shares shall be entitled to one vote for each share of such stock standing in the name of the holder on the books of the Corporation.

               (2) With respect to the election of directors, the holders of Series U Preferred Shares shall have class voting rights (voting together with the holders of (i) other Preferred Shares that are entitled to vote thereon and that were issued after October 31, 1981, and (ii) Series A Common Shares) to the extent provided in Article IV of the Articles of Incorporation of the Corporation.

          (e) Conversion - The Series U Preferred Shares shall not be convertible.

          (f)  Liquidation - The amount payable upon each  Series
U Preferred Share in the event of either voluntary or involuntary liquidation shall be $100.00, plus a sum equal to the amount of all accumulated and unpaid dividends thereon.

                      ARTICLES OF AMENDMENT
                                TO
                    ARTICLES OF INCORPORATION
                                OF
                 TELEPHONE AND DATA SYSTEMS, INC.
                ----------------------------------

         Statement of Designation, Preferences and Rights
                                of
          $7.50 Cumulative, Convertible, Redeemable and
                Voting Series V Preferred Shares,
        without par value, Stated Value $100.00 Per Share
                ----------------------------------

          1.   The name of the  corporation is TELEPHONE AND DATA
SYSTEMS, INC.

          2. A copy of the resolution of the Board of Directors establishing and designating the $7.50 Cumulative, Convertible, Redeemable and Voting Series V Preferred Shares and fixing and determining the relative rights and preferences thereof is attached hereto as Exhibit A and is made a part of this statement.

          3.   The  aforesaid   resolution  was  adopted   as  of
February 7, 1990.

          4.   The aforesaid  resolution was duly adopted  by the
Board  of Directors  of  TELEPHONE AND  DATA  SYSTEMS, INC.    No
shareholder vote was required.

          IN WITNESS WHEREOF, we have hereunto subscribed our names and affixed the seal of this corporation this 7th day of February, 1990.

                              TELEPHONE AND DATA SYSTEMS, INC.

                              By  /s/ LeRoy T. Carlson
                                   ----------------------------
                                 LeRoy T. Carlson, Chairman

                              By  /s/ Michael G. Hron
                                   ----------------------------
                                 Michael G. Hron, Secretary

Subscribed and sworn to
before me this 7th day
of February, 1990

 /s/ Miriam L. Oberbruner
-------------------------
Notary Public

My commission expires:   10/12/93
                         --------

                                                        EXHIBIT A

         STATEMENT OF DESIGNATION, PREFERENCES AND RIGHTS
                                OF
            $7.50 CUMULATIVE, CONVERTIBLE, REDEEMABLE
               AND VOTING SERIES V PREFERRED SHARES
              -------------------------------------

          RESOLVED, that pursuant to the authority expressly granted to and vested in the board of directors of the Corporation by the Articles of Incorporation of the Corporation, the board of directors hereby creates and authorizes the issuance of a series of the Preferred Shares of the Corporation to consist originally of six thousand two hundred (6,200) shares and hereby fixes the designation and the relative rights and preferences thereof as follows:

          (a) Designation - The designation of the series of Preferred Shares created by this resolution shall be "$7.50 Cumulative, Convertible, Redeemable and Voting Series V Preferred Shares" (hereinafter referred to as the "Series V Preferred Shares"). The Series V Preferred Shares shall have no par value but shall have a stated value of $100.00 per share.

          (b) Dividends - The rate of dividend payable upon Series V Preferred Shares shall be seven and 50/100 dollars
($7.50) per share per annum. Such dividends shall be cumulative from and commence to accrue on the date of issuance.

          (c)  Redemption -

               (1) After the seventh anniversary of the date of issuance, the Corporation may, at its option, at any time redeem all or a portion of the then outstanding Series V
     Preferred Shares for $100.00 per share, plus

               (A) any accrued and unpaid dividends with respect to each Series V Preferred Share redeemed, and

               (B) an amount equal to $1.875 for each Series V Preferred Share redeemed multiplied by the number of days between the date fixed for redemption and the March 1, June 1, September 1, or December 1 immediately preceding the date fixed for redemption and divided by 90.

               (2)  Notice  of an  election under  the redemption
     provision in subparagraph (1) above shall be delivered to each holder of Series V Preferred Shares to be redeemed at the address appearing on the records of the Corporation not less than thirty (30) days prior to the date upon which such stock is to be redeemed. If on or before the redemption date specified in such notice, the funds necessary for such redemption shall have been set aside by the Corporation so
                               -1-
     as to be available for payment on demand to the holder of Series V Preferred Shares so called for redemption, then, notwithstanding that any certificate representing Series V Preferred Shares so called for redemption shall not have been surrendered for cancellation, the dividends thereon shall cease to accrue from and after the date of such redemption so specified, and all rights with respect to such Series V Preferred Shares so called for redemption, including any right to vote or otherwise participate in the determination of any proposed corporate action, shall terminate at the close of business on such redemption date, except only the right of the holder to receive the redemption price therefor, but without interest. The Series V Preferred Shares purchased or otherwise acquired shall not be reissued but shall be cancelled and proceedings shall be taken in the manner prescribed by statute to reduce the number of Preferred Shares which the Corporation is authorized to issue by the number of shares cancelled.

          (d)  Voting Rights -

               (1) With respect to all matters, each holder of Series V Preferred Shares shall be entitled to one vote for each share of such stock standing in the name of the holder on the books of the Corporation.

               (2) With respect to the election of directors, the holders of Series V Preferred Shares shall have class voting rights (voting together with the holders of (i) other Preferred Shares that are entitled to vote thereon and that were issued after October 31, 1981, and (ii) Series A Common Shares) to the extent provided in Article IV of the Articles of Incorporation of the Corporation.

          (e)  Conversion -

               (1) Commencing upon issuance and terminating at the close of business on the day before the seventh anniversary of the date of issuance, each outstanding Series V Preferred Share may be converted, upon fifteen (15) days'
     written  notice,  into  nine  (9)   Common  Shares.       On
     presentation and surrender to the Corporation at its offices of the certificate representing the Series V Preferred Shares to be converted, the holder thereof shall be entitled to receive in exchange therefor certificates for the fully paid and nonassessable Common Shares of the Corporation at the rate aforesaid, all under suitable regulations to be prescribed by the board of directors of the Corporation. Conversion of Series V Preferred Shares in the manner aforesaid shall not affect the right of the converting holder thereof to receive dividends accrued but unpaid thereon as of the dividend payment date immediately prior to conversion.

               (2)  The number  of Common Shares  into which each
     Series V Preferred Share is convertible shall be subject to adjustment from time to time. In the event the Corporation shall (i) pay a dividend on its Common Shares (in Common Shares of the Corporation) of more than 20% of the number of outstanding Common Shares, (ii) subdivide its outstanding Common Shares, (iii) combine the outstanding Common Shares into a smaller number of shares or (iv) issue by reclassification of its Common Shares (whether pursuant to a merger or consolidation or otherwise) any shares of the Corporation, then the holder of each Series V Preferred Share shall be entitled to receive, upon the conversion of such share, the number of shares of the Corporation which he would have owned or would have been entitled to receive after the happening of any of the events described above had such share been converted immediately prior to the happening of such event. An adjustment made pursuant to this provision shall become effective retroactively with respect to conversions made after the record date in the case of a dividend, and shall become effective on the effective date in the case of a subdivision, combination or reclassification.

               (3) The Corporation shall at all time reserve and keep available out of its authorized Common Shares, solely for the purpose of issuance upon conversion of Series V Preferred Shares as herein provided, such number of Common Shares as shall then be issuable upon the conversion of all outstanding Series V Preferred Shares.

               (4)  Fractional Common Shares  shall not be issued
     upon conversion of Series V Preferred Shares, nor shall cash
     adjustments  be  made  for   fractional  shares  upon   such
     conversion.

               (5) For purposes of this paragraph (e), the term "Common Shares" shall mean (A) the class of stock designated as the Common Shares of the Corporation on the date this Statement is filed with the Iowa Secretary of State, or (B) any other class of stock resulting from successive changes or reclassifications of such class consisting solely of a change in par value, or a change from no par value to par value.

          (f)  Liquidation  - The amount payable upon each Series
V Preferred Share in the event of either voluntary or involuntary liquidation shall be $100.00, plus a sum equal to the amount of all accumulated and unpaid dividends thereon.

                 TELEPHONE AND DATA SYSTEMS, INC.

                ----------------------------------

         Statement of Designation, Preferences and Rights
                                of
                 $7.50 Cumulative and Convertible
                Voting Series W, Preferred Shares,
          without par value, Stated Value $100 Per Share

                ----------------------------------


          1.   The name of the  corporation is TELEPHONE AND DATA
SYSTEMS, INC.

          2. A copy of the resolution of the Board of Directors establishing and designating the $7.50 Cumulative and Convertible Voting Series W Preferred Shares and fixing and determining the relative rights and preferences thereof is attached hereto as Exhibit A and is made a part of this statement.

          3.   The   aforesaid  resolution  was   adopted  as  of
September 24, 1987.

          4. The aforesaid resolution was duly adopted by the Board of Directors of TELEPHONE AND DATA SYSTEMS, INC.

          IN WITNESS WHEREOF, we have hereunto subscribed our names and affixed the seal of this corporation as of the 23st day of December, 1987.

                              TELEPHONE AND DATA SYSTEMS, INC.



                              By:   /s/ LeRoy T. Carlson
                                   ----------------------------
                                   LeRoy T. Carlson, Chairman



                              By:   /s/ Michael G. Hron         _
                                   ----------------------------
                                   Michael G. Hron, Secretary

                                                        EXHIBIT A

         STATEMENT OF DESIGNATION, PREFERENCES AND RIGHTS
                                OF
                 $7.50 CUMULATIVE AND CONVERTIBLE
                VOTING SERIES W PREFERRED SHARES,
        WITHOUT PAR VALUE, STATED VALUE $100.00 PER SHARE
        --------------------------------------------------

          RESOLVED, that pursuant to the authority expressly granted to and vested in the board of directors of the Corporation by the Articles of Incorporation, the board of directors hereby creates and authorizes the issuance of a series of the Preferred Shares of the Corporation to consist originally of Eight Thousand Five Hundred (8,500) shares, and hereby fixes the designation, relative rights and preferences thereof as follows:

          (a)  Designation  - The  designation of  the  series of
Preferred Shares created by this resolution shall be $7.50 Cumulative and Convertible Voting Series W Preferred Shares (hereinafter referred to as the "Series W Preferred Shares"). The Series W Preferred Shares shall have no par value but shall have a stated value of $100.00 per share.

          (b) Dividends - The rate of dividend payable upon Series W Preferred Shares shall be seven and 50/100 dollars
($7.50) per share per annum.

          (c)  Redemption -

               (1)  Unless the  Series  W Preferred  Shares  have
     been converted, or written notice to convert has been received prior to the expiration of the conversion period set forth in paragraph (e) hereof, then commencing with the tenth anniversary of the issuance of the Series W Preferred Shares and ending ten years thereafter, the shareholder may, at its option, redeem up to one thousand seven hundred (1,700) shares per annum of the then outstanding Series W Preferred Shares for $100.00 per share, plus an amount equal to all dividends accrued and unpaid thereon on the redemption date.

               (2) Notice of an election under the redemption provision in subparagraph (1) above shall be delivered to the Corporation not less than thirty (30) days prior to the date upon which such stock is to be redeemed. If on the redemption date specified in such notice, the funds necessary for such redemption shall have been set aside by the Corporation so as to be available for payment on demand to the holder of the Series W Preferred Shares so offered for redemption, then, notwithstanding that any certificate representing Series W Preferred Shares so offered for redemption shall have not been so surrendered for
                               -1-
     cancellation, the dividends thereon shall cease to accrue from and after the date of such redemption so specified, and all rights with respect to Series W Preferred Shares so offered for redemption, including any right to vote or otherwise participate in the determination of any proposed corporate action, shall forthwith after such redemption date cease and terminate, except only the right of the holder to receive the redemption price therefor, but without interest. The Series W Preferred Shares redeemed pursuant to the provisions hereof or any such shares purchased or otherwise acquired shall not be reissued but shall be cancelled and proceedings shall be taken in the manner prescribed by statute to reduce the number of Preferred Shares which the Corporation is authorized to issue by the number of shares cancelled.

          (d)  Voting Rights -

               (1) With respect to all matters, each holder of Series W Preferred Shares shall be entitled to one vote for each share of such stock standing in the name of the holder on the books of the Corporation.

               (2) With respect to the election of directors, the holders of Series W Preferred Shares shall have class voting rights (voting together with the holders of (i) other Preferred Shares that are entitled to vote thereon and that were issued after October 31, 1981, and (ii) Series A Common Shares) to the extent provided in Article IV of the Articles of Incorporation of the Corporation.

          (e)  Conversion -

               (1)  The  Series  W   Preferred  Shares  shall  be
     convertible into the Corporation's Common Shares as hereinafter provided, and when and as so converted, such Series W Preferred Shares shall be cancelled and retired and shall not be reissued as such. Commencing upon issuance and terminating seven (7) years thereafter, the Series W Preferred Shares may be converted, upon written notice to the Corporation, into Common Shares of the Corporation at the rate of four (4) Common Shares for each Series W Preferred Share. On presentation and surrender to the Corporation at its offices of the certificate representing the Series W Preferred Shares to be converted, the holder thereof shall be entitled to receive in exchange therefor certificates for the fully paid and non-assessable Common Shares of the Corporation at the rate aforesaid, all under suitable regulations to be prescribed by the board of directors of the Corporation. Conversion of Series W Preferred Shares in the manner aforesaid shall not affect the right of the converting holder thereof to receive dividends accrued but unpaid thereon as of the dividend payment date immediately prior to conversion.
                               -2-

               (2) The number of Common Shares into which each Series W Preferred Share is convertible shall be subject to adjustment from time to time as set forth in clauses (A) and
     (B) of this subparagraph (2):

               (A)  In  case  the  Corporation  shall  (i) pay  a
          dividend  on  its  Common   Shares  in  shares  of  the
          Corporation (ii) subdivide its outstanding Common Shares, (iii) combine the outstanding Common Shares into a smaller number of shares or (iv) issue by reclassification of its Common Shares (whether pursuant to a merger or consolidation or otherwise) any shares of the Corporation, then the holder of each Series W Preferred Share shall be entitled to receive upon the conversion of such share, the number of shares of the Corporation which he would have owned or would have been entitled to receive after the happening of any of the events described above had such share been converted immediately prior to the happening of such event. An adjustment made pursuant to this provision shall become effective retroactively with respect to conversions made subsequently to the record date in the case of a dividend, and shall become effective on the effective date in the case of a subdivision, combination or reclassification.

               (B) No adjustment in the conversion rate shall be required unless such adjustment would require an increase or decrease in such rate of at least one-tenth (1/10) of a Common Share; provided, however, that any adjustments which by reason of this clause (B) are not required to be made shall be carried forward and taken into account in any subsequent adjustment.

               (3) The Corporation shall at all times reserve and keep available out of its authorized Common Shares, solely for the purpose of issuance upon conversion of Series W Preferred Shares as herein provided, such number of Common Shares as shall then be issuable upon the conversion of all outstanding Series W Preferred Shares.

               (4)  Fractional  Common Shares shall not be issued
     upon conversion of Series W Preferred Shares, nor shall cash
     adjustments  be   made  for  fractional  shares   upon  such
     conversion.

               (5) For purposes of this paragraph (e), the term "Common Shares" shall mean (A) the class of stock designated as the Common Shares of the Corporation at the date of these Amended Articles of Incorporation, or (B) any other class of stock resulting from successive changes or reclassifications of such class consisting solely of a change in par value, or a change from no par value to par value.

          (f)  Liquidation - The amount payable upon each  Series
W Preferred Share in the event of either voluntary or involuntary liquidation shall be $100.00, plus a sum equal to the amount of all accumulated and unpaid dividends thereon.

                 TELEPHONE AND DATA SYSTEMS, INC.

                ----------------------------------

         Statement of Designation, Preferences and Rights
                                of
           $6.00 Cumulative, Convertible and Redeemable
                Voting Series X Preferred Shares,
        without par value, Stated Value $100.00 Per Share

                ----------------------------------


          1.   The name of the  corporation is TELEPHONE AND DATA
SYSTEMS, INC.

          2. A copy of the resolution of the Board of Directors establishing and designating the $6.00 Cumulative, Convertible and Redeemable Voting Series X Preferred Shares and fixing and determining the relative rights and preferences thereof is attached hereto as Exhibit A and is made a part of this statement.

          3.   The  aforesaid  resolution   was  adopted  as   of
September 18, 1987.

          4. The aforesaid resolution was duly adopted by the Board of Directors of TELEPHONE AND DATA SYSTEMS, INC.

          IN WITNESS WHEREOF, we have hereunto subscribed our names and affixed the seal of this corporation this 19th day of September, 1987.

                              TELEPHONE AND DATA SYSTEMS, INC.



                              By  /s/ LeRoy T. Carlson
                                   ----------------------------
                                 LeRoy T. Carlson, Chairman



                              By  /s/ Michael G. Hron
                                   ----------------------------
                                 Michael G. Hron, Secretary

                            EXHIBIT A

         STATEMENT OF DESIGNATION, PREFERENCES AND RIGHTS
                                OF
           $6.00 CUMULATIVE, CONVERTIBLE AND REDEEMABLE
                VOTING SERIES X PREFERRED SHARES,
        WITHOUT PAR VALUE, STATED VALUE $100.00 PER SHARE
        -------------------------------------------------

          RESOLVED, that pursuant to the authority expressly granted to and vested in the board of directors of the Corporation by the Articles of Incorporation, the board of directors hereby creates and authorizes the issuance of a series of the Preferred Shares of the Corporation to consist originally of One Thousand Seven Hundred (1,700) shares, and hereby fixes the designation, relative rights and preferences thereof as follows:

          (a)  Designation  - The  designation of  the  series of
Preferred Shares created by this resolution shall be $6.00 Cumulative, Convertible and Redeemable Voting Series X Preferred Shares" (hereinafter referred to as the "Series X Preferred Shares"). The Series X Preferred Shares shall have no par value but shall have a stated value of $100.00 per share.

          (b) Dividends - The rate of dividend payable upon Series X Preferred Shares shall be six and no/100 dollars ($6.00) per share per annum.

          (c)  Redemption -

               (1) Unless the Series X Preferred Shares have been converted, or written notice to convert has been received prior to the expiration of the conversion period set forth in paragraph (e) hereof, then commencing with the fifteenth anniversary of the issuance of the Series X
     Preferred Shares and ending five years thereafter, any shareholder of TDS may, at its sole option, redeem the then outstanding Series X Preferred Shares for $100.00 per share, plus an amount equal to all dividends accrued and unpaid thereon on the redemption date.

               (2) Notice of an election under the redemption provision in subparagraph (1) above shall be delivered to the Corporation not less than thirty (30) days prior to the date upon which such stock is to be redeemed. If on or before the redemption date specified in such notice, the funds necessary for such redemption shall have been set aside by the Corporation so as to be available for payment on demand to the holder of Series X Preferred Shares so offered for redemption, then, notwithstanding that any certificate representing Series X Preferred Shares so offered for redemption shall have not been so surrendered for cancellation, the dividends thereon shall cease to
                               -1-
     accrue from and after the date of such redemption so specified, and all rights with respect to such Series X Preferred Shares so offered for redemption, including any right to vote or otherwise participate in the determination of any proposed corporate action, shall forthwith after such redemption date shall cease and terminate, except only the right of the holder to receive the redemption price therefor, but without interest.

          (d)  Voting Rights -

               (1) With respect to all matters, each holder of Series X Preferred Shares shall be entitled to one vote for each share of such stock standing in the name of the holder on the books of the Corporation.

               (2) With respect to the election of directors, the holders of Series X Preferred Shares shall have class voting rights (voting together with the holders of (i) other Preferred Shares that are entitled to vote thereon and that were issued after October 31, 1981, and (ii) Series A Common Shares) to the extent provided in Article IV of the Articles of Incorporation of the Corporation.

          (e)  Conversion -

               (1)  Commencing upon issuance and  terminating ten
     (10) years thereafter, the Series X Preferred Shares may be converted, upon written notice to the Corporation, into Common Shares of the Corporation at the rate of three and one-half (3.5) Common Shares for each Series X Preferred Share. On presentation and surrender to the Corporation at its offices of the certificate representing the Series X Preferred Shares to be converted, the holder thereof shall be entitled to receive in exchange therefor certificates for the fully paid and non-assessable Common Shares of the Corporation at the rate aforesaid, all under suitable regulations to be prescribed by the board of directors of the Corporation. Conversion of Series X Preferred Shares in the manner aforesaid shall not affect the right of the converting holder thereof to receive dividends accrued but unpaid thereon as of the dividend payment date immediately prior to conversion.

               (2) The number of Common Shares into which each Series X Preferred Share is convertible shall be subject to adjustment from time to time as set forth in clauses (A) and
     (B) of this subparagraph (2):

               (A)  In  case  the  Corporation  shall  (i)  pay a
          dividend  on  its  Common   Shares  in  shares  of  the
          Corporation (ii) subdivide its outstanding Common Shares, (iii) combine the outstanding Common Shares into a smaller number of shares or (iv) issue by
                               -2-
          reclassification of its Common Shares (whether pursuant to a merger or consolidation or otherwise) any shares of the Corporation, then the holder of each Series X Preferred Share shall be entitled to receive upon the conversion of such share, the number of shares of the Corporation which he would have owned or would have been entitled to receive after the happening of any of the events described above had such share been converted immediately prior to the happening of such event. An adjustment made pursuant to this provision shall become effective retroactively with respect to conversions made subsequently to the record date in the case of a dividend, and shall become effective on the effective date in the case of a subdivision, combination or reclassification.

               (B) No adjustment in the conversion rate shall be required unless such adjustment would require an increase or decrease in such rate of at least one-tenth (1/10) of a Common Share; provided, however, that any adjustments which by reason of this clause (B) are not required to be made shall be carried forward and taken into account in any subsequent adjustment.

               (3) The Corporation shall at all times reserve and keep available out of its authorized Common Shares, solely for the purpose of issuance upon conversion of Series X Preferred Shares as herein provided, such number of Common Shares as shall then be issuable upon the conversion of all outstanding Series X Preferred Shares.

               (4)  Fractional Common Shares shall not  be issued
     upon conversion of Series X Preferred Shares, nor shall cash
     adjustments   be  made  for   fractional  shares  upon  such
     conversion.

               (5) For purposes of this paragraph (e), the term "Common Shares" shall mean (A) the class of stock designated as the Common Shares of the Corporation at the date of these Amended Articles of Incorporation, or (B) any other class of stock resulting from successive changes or reclassifications of such class consisting solely of a change in par value, or a change from no par value to par value.

          (f)  Liquidation  - The amount payable upon each Series
X Preferred Share in the event of either voluntary or involuntary liquidation shall be $100.00, plus a sum equal to the amount of all accumulated and unpaid dividends thereon.

                 TELEPHONE AND DATA SYSTEMS, INC.

                ----------------------------------

         Statement of Designation, Preferences and Rights
                                of
                  $8.00 Cumulative, Convertible
                 Voting Series Y Preferred Shares

                ----------------------------------


          1.   The name of the  corporation is TELEPHONE AND DATA
SYSTEMS, INC.

          2. A copy of the resolution of the Board of Directors establishing and designating the $8.00 Cumulative, Convertible Voting Series Y Preferred Shares and fixing and determining the relative rights and preferences thereof is attached hereto as Exhibit A and is made a part of this statement.

          3.   The  aforesaid   resolution  was  adopted   as  of
September 18, 1987.

          4. The aforesaid resolution was duly adopted by the Board of Directors of TELEPHONE AND DATA SYSTEMS, INC.

          IN WITNESS WHEREOF, we have hereunto subscribed our names and affixed the seal of this corporation this 19th day of September, 1987.

                              TELEPHONE AND DATA SYSTEMS, INC.



                              By  /s/ LeRoy T. Carlson
                                   ----------------------------
                                 LeRoy T. Carlson, Chairman



                              By  /s/ Michael G. Hron
                                   ----------------------------
                                 Michael G. Hron, Secretary

                            EXHIBIT A

         STATEMENT OF DESIGNATION, PREFERENCES AND RIGHTS
                                OF
                  $8.00 CUMULATIVE, CONVERTIBLE
                  VOTING SERIES Y PREFERRED SHARES
                ---------------------------------

          RESOLVED, that pursuant to the authority expressly granted to and vested in the board of directors of the Corporation by the Articles of Incorporation, the board of directors hereby creates and authorizes the issuance of a series of the Preferred Shares of the Corporation to consist originally of not more than 7,500 shares, and hereby fixes the designation, and the relative rights and preferences thereof:

          (a) Designation - The designation of the series of Preferred Shares created by this resolution shall be "$8.00 Cumulative, Convertible, and Redeemable Voting Series Y Preferred Shares" (hereinafter referred to as the "Series Y Preferred Shares").

          (b) Dividends - The rate of dividend payable upon Series Y Preferred Shares shall be eight and 00/100 dollars
($8.00) per share per annum and paid quarterly.

          (c)  Voting Rights -

               (1) With respect to all matters, each holder of Series Y Preferred Shares shall be entitled to one vote for each share of such stock standing in the name of the holder on the books of the Corporation.

               (2) With respect to the election of directors, the holders of Series Y Preferred Shares shall have class voting rights (voting together with the holders of (i) other Preferred Shares that are entitled to vote thereon and that were issued after October 31, 1981, and (ii) Series A Common Shares) to the extent provided in Article IV of the Articles of Incorporation of the Corporation.

          (e)  Conversion -

               (1) Commencing upon issuance and in perpetuity thereafter, the Series Y Preferred Shares may be converted, upon fifteen (15) days' written notice to the Corporation, into Common Shares of the Corporation at the rate of 3.5 Common Shares for each Series Y Preferred Share. On presentation and surrender to the Corporation at it offices of the certificate representing the Series Y Preferred Shares to be converted, the holder thereof shall be entitled to receive in exchange therefor certificates for the fully paid and non-assessable Common Shares of the Corporation at the rate aforesaid, all under suitable regulations to be
                               -1-
     prescribed by the board of directors of the Corporation. Conversion of Series Y Preferred Shares in the manner aforesaid shall not affect the right of the converting holder thereof to receive dividends accrued but unpaid thereon as of the dividend payment date immediately prior to conversion.

               (2) The number of Common Shares into which each Series Y Preferred Share is convertible shall be subject to adjustment from time to time as set forth in clauses (A) and
     (B) of this subparagraph (2):

               (A)  In  case  the  Corporation  shall  (i) pay  a
          dividend  on  its  Common   Shares  in  shares  of  the
          Corporation (ii) subdivide its outstanding Common Shares into a greater number of shares, (iii) combine its outstanding Common Shares into a smaller number of shares, or (iv) issue by reclassification of its Common Shares (whether pursuant to a merger or consolidation or otherwise) any shares of the Corporation, then the holder of each Series Y Preferred Share shall be entitled to receive upon the conversion of such share, the number of shares of the Corporation which the Shareholder would have owned or would have been entitled to receive after the happening of any of the events described above had such share been converted immediately prior to the happening of such event. An adjustment made pursuant to this provision shall become effective retroactively with respect to conversions made subsequently to the record date in the case of a dividend, and shall become effective on the effective date in the case of a subdivision, combination or reclassification.

               (B) No adjustment in the conversion rate shall be required unless such adjustment would require an increase or decrease in such rate of at least one-tenth (1/10) of a Common Share; provided, however, that any adjustments which by reason of this clause (B) are not required to be made shall be carried forward and taken into account in any subsequent adjustment.

               (3) The Corporation shall at all times reserve and keep available out of its authorized Common Shares, solely for the purpose of issuance upon conversion of Series Y Preferred Shares as herein provided, such number of Common Shares as shall then be issuable upon the conversion of all outstanding Series Y Preferred Shares.

               (4)  Fractional Common Shares shall not  be issued
     upon conversion of Series Y Preferred Shares, nor shall cash
     adjustments  be  made   for  fractional  shares   upon  such
     conversion.
                               -2-

               (5) For purposes of this paragraph (f), the term "Common Shares" shall mean (A) the class of stock designated as the Common Shares of the Corporation at the date of this resolution, or (B) any other class of stock resulting from successive changes or reclassifications of such class consisting solely of a change in par value, or a change from par value to no par value, or a change from no par value to par value.

          (e)  Liquidation  - The amount payable upon each Series
Y Preferred Share in the event of either voluntary or involuntary liquidation shall be $100.00, plus a sum equal to the amount of all accumulated and unpaid dividends thereon.

                 TELEPHONE AND DATA SYSTEMS, INC.

                ----------------------------------

         Statement of Designation, Preferences and Rights
                                of
                  $8.00 Cumulative, Convertible
                 Voting Series Z Preferred Shares

                ----------------------------------


          1.   The name of the  corporation is TELEPHONE AND DATA
SYSTEMS, INC.

          2. A copy of the resolution of the Board of Directors establishing and designating the $8.00 Cumulative, Convertible Voting Series Z Preferred Shares and fixing and determining the relative rights and preferences thereof is attached hereto as Exhibit A and is made a part of this statement.

          3.   The  aforesaid   resolution  was  adopted   as  of
September 18, 1987.

          4. The aforesaid resolution was duly adopted by the Board of Directors of TELEPHONE AND DATA SYSTEMS, INC.

          IN WITNESS WHEREOF, we have hereunto subscribed our names and affixed the seal of this corporation this 19th day of September, 1987.

                              TELEPHONE AND DATA SYSTEMS, INC.



                              By  /s/ LeRoy T. Carlson
                                   ----------------------------
                                 LeRoy T. Carlson, Chairman



                              By  /s/ Michael G. Hron
                                   ----------------------------
                                 Michael G. Hron, Secretary

                            EXHIBIT A

         STATEMENT OF DESIGNATION, PREFERENCES AND RIGHTS
                                OF
                  $8.00 CUMULATIVE, CONVERTIBLE
                 VOTING SERIES Z PREFERRED SHARES
               -----------------------------------

          RESOLVED, that pursuant to the authority expressly granted to and vested in the board of directors of the Corporation by the Articles of Incorporation, the board of directors hereby creates and authorizes the issuance of a series of the Preferred Shares of the Corporation to consist originally of not more than 17,500 shares, and hereby fixes the designation, and the relative rights and preferences thereof:

          (a) Designation - The designation of the series of Preferred Shares created by this resolution shall be "$8.00 Cumulative, Convertible and Redeemable Voting Series Z Preferred Shares" (hereinafter referred to as "Series Z Preferred Shares").

          (b) Dividends - The rate of dividend payable upon Series Z Preferred Shares shall be eight and 00/100 dollars
($8.00) per share per annum and paid quarterly.

          (c)  Voting Rights -

               (1) With respect to all matters, each holder of Series Z Preferred Shares shall be entitled to one vote for each share of such stock standing in the name of the holder on the books of the Corporation.

               (2) With respect to the election of directors, the holders of Series Z Preferred Shares shall have class voting rights (voting together with the holders of (i) other Preferred Shares that are entitled to vote thereon and that were issued after October 31, 1981, and (ii) Series A Common Shares) to the extent provided in Article IV of the Articles of Incorporation of the Corporation.

          (d)  Conversion -

               (1) Commencing upon issuance and in perpetuity thereafter, the Series Z Preferred Shares may be converted, upon fifteen (15) days' written notice to the Corporation, into Common Shares of the Corporation at the rate of 3.5
     Common Shares for each Series Z Preferred Share. On presentation and surrender to the Corporation at it offices of the certificate representing the Series Z Preferred Shares to be converted, the holder thereof shall be entitled to receive in exchange therefor certificates for the fully paid and non-assessable Common Shares of the Corporation at the rate aforesaid, all under suitable regulations to be prescribed by the board of directors of the Corporation.
                               -1-

     Conversion of Series Z Preferred Shares in the manner aforesaid shall not affect the right of the converting holder thereof to receive dividends accrued but unpaid thereon as of the dividend payment date immediately prior to conversion.

               (2) The number of Common Shares into which each Series Z Preferred Share is convertible shall be subject to adjustment from time to time as set forth in clauses (A) and
     (B) of this subparagraph (2):

               (A)  In  case the  Corporation  shall  (i)  pay  a
          dividend  on  its  Common   Shares  in  shares  of  the
          Corporation (ii) subdivide its outstanding Common Shares into a greater number of shares, (iii) combine its outstanding Common Shares into a smaller number of shares, or (iv) issue by reclassification of its Common Shares (whether pursuant to a merger or consolidation or otherwise) any shares of the Corporation, then the holder of each Series Z Preferred Share shall be entitled to receive upon the conversion of such share, the number of shares of the Corporation which the Shareholder would have owned or would have been entitled to receive after the happening of any of the events described above had such share been converted immediately prior to the happening of such event. An adjustment made pursuant to this provision shall become effective retroactively with respect to conversions made subsequently to the record date in the case of a dividend, and shall become effective on the effective date in the case of a subdivision, combination or reclassification.

               (B) No adjustment in the conversion rate shall be required unless such adjustment would require an increase or decrease in such rate of at least one-tenth (1/10) of a Common Share; provided, however, that any adjustments which by reason of this clause (B) are not required to be made shall be carried forward and taken into account in any subsequent adjustment.

               (3) The Corporation shall at all times reserve and keep available out of its authorized Common Shares, solely for the purpose of issuance upon conversion of Series Z Preferred Shares as herein provided, such number of Common Shares as shall then be issuable upon the conversion of all outstanding Series Z Preferred Shares.

               (4)  Fractional Common Shares  shall not be issued
     upon conversion of Series Z Preferred Shares, nor shall cash
     adjustments  be   made  for  fractional  shares   upon  such
     conversion.

               (5) For purposes of this paragraph (f), the term "Common Shares" shall mean (A) the class of stock designated as the Common Shares of the Corporation at the date of this resolution, or (B) any other class of stock resulting from successive changes or reclassifications of such class consisting solely of a change in par value, or a change from par value to no par value, or a change from no par value to par value.

          (e)  Liquidation  - The amount payable upon each Series
Z Preferred Share in the event of either voluntary or involuntary liquidation shall be $100.00, plus a sum equal to the amount of all accumulated and unpaid dividends thereon.